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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05426
AIM Investment Funds (Invesco Investment Funds)
(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 10/31
Date of reporting period: 10/31/11

Item 1. Reports to Stockholders.

Annual Report to Shareholders	October 31, 2011

Invesco Balanced-Risk Allocation Fund
Nasdaq:
A: ABRZX ▪ B: ABRBX ▪ C: ABRCX ▪ R: ABRRX ▪ Y: ABRYX ▪Institutional: ABRIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Consolidated Schedule of Investments
11	Consolidated Financial Statements
13	Notes to Consolidated Financial Statements
22	Consolidated Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012 – just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser.
     He or she can explain how your investments performed in the year just ended – how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 – and are likely to see again in 2012.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Balanced-Risk Allocation Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Balanced-Risk Allocation Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended October 31, 2011, Class A shares of Invesco Balanced-Risk Allocation Fund, at net asset value, returned 9.13%, significantly outperforming the Custom Balanced-Risk Allocation Style Index. Strong commodity and fixed income markets over the reporting period, as measured by the S&P GSCI Index and the Barclays Capital U.S. Aggregate Index, respectively, contributed most to this outperformance. Global equity markets, as measured by the MSCI World Index, also rose slightly. Most of the Fund’s outperformance occurred in the second and third quarters of 2011, when stocks and commodities generally declined.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/10 to 10/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.13%

Class B Shares	8.30

Class C Shares	8.21

Class R Shares	8.84

Class Y Shares	9.36

Institutional Class Shares	9.36

S&P 500 Index▼ (Broad Market Index)	8.07

Custom Balanced-Risk Allocation Broad Index▪ (Style-Specific Index)	7.23

Custom Balanced-Risk Allocation Style Index▪ (Style-Specific Index)	3.52

Lipper Global Flexible Portfolio Funds Index▼ (Peer Group Index)	-0.44

Source(s): ▼Lipper Inc.; ▪Invesco, Lipper Inc.

How we invest
The Fund’s investment process, under normal conditions, is implemented with derivatives and other financially-linked instruments whose performance is expected to correspond to U.S. and international fixed income, equity and commodity markets. The Fund invests in derivatives and other financially-linked instruments such as total return swaps, futures and exchange-traded funds. The Fund will seek to gain exposure to the commodity markets primarily through investments in Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.
     Our philosophy is based on the idea that understanding, managing and allocating risk is fundamental to a properly constructed portfolio. The Fund uses a risk premium capture strategy that seeks to generate returns by investing in equity, bond and commodity markets using a risk

Risk Allocation
By asset class

	Risk	% of Net Assets
Asset Class	Contribution	as of 10/31/11*
Equity	36.4%	20.6%

Fixed Income	36.5	108.4

Commodities	27.1	26.3

*	Due to the use of leverage, the percentages may not equal 100%.
balanced investment process. Our primary goal is to build a portfolio that may perform well in diverse economic environments – recessionary, non-inflationary growth and inflationary growth – while balancing the amount of risk contributed by its exposure to equity, fixed income and commodity markets. We use a disciplined, three-step investment process that seeks to build a portfolio that may perform well in any economic environment while attempting to limit the impact that poor performance from any single asset has on overall Fund performance.
     We begin the process by selecting representative assets for each asset class (equities, fixed income and commodities) from a universe of more than 50 assets. We consider three criteria when selecting assets:
■	Low correlation among the assets – We estimate long-term correlation among assets to build a Fund that is fully diversified.

Total Net Assets	$2.4 billion
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
     The Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.

■	Theoretical basis for excess return – We analyze each asset’s expected excess return over cash (its risk premium).

■	Liquidity, transparency and flexibility – The strategy is implemented using exchange-traded futures and other derivative or financially linked instruments. This ensures ample capacity and allows for daily liquidity while providing pure asset-class exposure.
Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. This balanced-risk allocation drives the weight of each asset class. We believe this approach may help mitigate large losses in capital and improve the portfolio’s risk/reward profile which is commonly referred to as the Sharpe ratio. We re-estimate the risk contributed by each asset and re-optimize the portfolio monthly, or when new assets are added to the portfolio. Typically, the majority of the leverage in the Fund stems from the fixed income exposure, since it is the asset class that requires upsizing due to its generally lower risk profile.
     Finally, on a monthly basis, we actively adjust portfolio positions to reflect the near-term environment while remaining consistent with the optimized portfolio structure. The positions are weighted to reflect the volatility of each asset (e.g., bonds tend to have larger active positions than equities). This step is crucial because various asset classes respond differently to different economic environments. Active positioning better aligns the portfolio with the prevailing economic climate.

Market conditions and your Fund
At the beginning of the reporting period, global equity markets rose sharply after a difficult third quarter of 2010. Equities were supported by very loose monetary policies in the world’s largest industrialized economies. The rise in government bond yields during that time took valuation much closer to our estimate of fair value. The various commodity complexes all enjoyed price advances, propelled largely by tightening supply-demand balances. The Fund’s tactical overweight positions in equities and commodities proved beneficial during the third quarter of 2010 as fixed income positions were a drag on performance.
     Entering 2011, equity gains continued due, in part, to accommodative monetary policies by major central banks. Government bond yields, which plunged

4 Invesco Balanced-Risk Allocation Fund

substantially in March, resumed their upward trend in April. Within commodities, the broad-based upward trend also remained intact. With the exception of Australia, all of the government fixed income investments in the Fund had a negative contribution during this time. The Fund’s equity exposures were generally positive, with particularly strong results by U.S. large- and small-cap positions. Additionally, within the Fund, commodities posted mixed results, with crude oil and precious metals faring well, while copper and agricultural commodities declined. Tactical shifts in the first part of 2011 had minimal impact on Fund performance.
     Volatility returned to global equity and commodities markets during the summer months of 2011. The causes of this volatility included the performance of the peripheral European economies and the ending of another round of quantitative easing. Bonds benefitted during this time as yields declined in response to global economic uncertainty. The Fund’s diversified, strategic exposure to government bonds was the largest contributor to returns with the asset class behaving as a safe haven. Tactical overweight exposure in government bond markets and gold, along with underweight exposure to soymeal, also proved beneficial.
     Volatility of risky assets continued into the third quarter of 2011 as global equities and most commodities experienced meaningful weakness during the third quarter. Bonds and gold experienced strong returns during the third quarter as investors sought shelter in safe-haven assets. The Fund’s strategic allocation to bonds was instrumental in defending the portfolio against the weakness experienced in equities and commodities during this challenging period. In addition, a tactical overweight position in bonds and underweight position in equities drove results.
     Global equity and commodities markets experienced a powerful rally to close the reporting period. Bonds, however, experienced a pullback in October, with investors favoring riskier asset classes. The Fund’s exposure to commodities – especially crude oil and copper – was the largest contributor to returns during October. Equity investments also performed well, with notable strength from Hong Kong, Europe and the U.S. With the improved outlook for a solution to the European debt crisis in place, investors’ impetus for owning sovereign bonds declined, resulting in negative performance for the asset class.
     Please note that our strategy is principally implemented using derivative instruments, including futures and total return swaps. Derivatives can be a more liquid and cost effective way to gain exposure to asset classes. Additionally, the leverage used in our strategy is inherent in these instruments.
     Thank you for your continued commitment to Invesco Balanced-Risk Allocation Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Allocation Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Allocation Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University with a concentration in finance and real estate.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Allocation Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Allocation Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Allocation Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.
Assisted by the Global Asset
Allocation Team

5 Invesco Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment-Oldest Share Classes since Inception
Index data from 5/31/09, Fund data from 6/2/09

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Balanced-Risk Allocation Fund

Average Annual Total Returns
As of 10/31/11, including maximum applicable sales charges

Class A Shares

Inception (6/2/09)	10.37%

1 Year	3.13

Class B Shares

Inception (6/2/09)	11.05%

1 Year	3.30

Class C Shares

Inception (6/2/09)	12.08%

1 Year	7.21

Class R Shares

Inception (6/2/09)	12.65%

1 Year	8.84

Class Y Shares

Inception (6/2/09)	13.25%

1 Year	9.36

Institutional Class Shares

Inception (6/2/09)	13.25%

1 Year	9.36
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 9/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (6/2/09)	9.33%

1 Year	1.10

Class B Shares

Inception (6/2/09)	10.01%

1 Year	1.10

Class C Shares

Inception (6/2/09)	11.14%

1 Year	5.10

Class R Shares

Inception (6/2/09)	11.70%

1 Year	6.65

Class Y Shares

Inception (6/2/09)	12.29%

1 Year	7.20

Institutional Class Shares

Inception (6/2/09)	12.29%

1 Year	7.20
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.15%, 1.90%, 1.90%, 1.40%, 0.90% and 0.90%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.53%,
2.28%, 2.28%, 1.78%, 1.28% and 1.15%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or expenses, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2012. See current prospectus for more information.
2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.11% for Invesco Balanced-Risk Allocation Fund.

continued from page 9

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

7 Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Commodity-linked notes risk. The Fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counter-party risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

■	Commodity risk. The Fund’s and the Subsidiary’s investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
■	Concentration risk. To the extent, the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

■	Counterparty risk. Individually negotiated or over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract (such as a futures contract or swap agreement) will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Currency/exchange risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
     The derivative instruments and techniques that the Fund and the Subsidiary may principally use include:
     Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.
     Futures. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.
■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Exchange-traded funds risk. An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ABRZX
Class B Shares	ABRBX
Class C Shares	ABRCX
Class R Shares	ABRRX
Class Y Shares	ABRYX
Institutional Class Shares	ABRIX

8 Invesco Balanced-Risk Allocation Fund

addition, an ETF may be subject to the following: (1) a discount of the ETF’s shares to its net asset value; (2) failure to develop an active trading market for the ETF’s shares; (3) the listing exchange halting trading of the ETF’s shares; (4) failure of the ETF’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund may invest are leveraged. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.
■	Exchange-traded notes risk. Exchange-Traded Notes (ETNs) are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested.
Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

■	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments, including derivatives and commodities. Because the Subsidiary is not registered under the Investment Company Act of 1940, the Fund, as the sole investor in the Subsidiary, will not have the protections offered to investors in U.S. registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.

■	Tax risk. The Fund intends to treat the income it derives from commodity-linked notes as qualifying income based on a private letter ruling it has received from the Internal Revenue Service (IRS) holding that the income from a form of commodity-linked note constitutes qualifying income. Additionally, the Fund intends to treat the income it derives from the Subsidiary as qualifying income based on a private letter ruling it has received from the IRS holding that the income of the Subsidiary attributable to the Fund is income derived with respect to the Fund’s business of investing in the stock of the Subsidiary and thus constitutes qualifying income. If, however, the IRS were to change its position with respect to the conclusions reached in these private letter rulings, such that the Fund’s income from the Subsidiary and commodity-linked notes is not “qualifying income,” the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation.
■	U.S. government risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Custom Balanced-Risk Allocation Broad Index consists of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Index.

■	The Custom Balanced-Risk Allocation Style Index consists of 60% of the MSCI World Index and 40% of the Barclays Capital U.S. Aggregate Index. Effective December 1, 2009, the fixed income component of the Custom Balanced-Risk Allocation Style Index changed from the JP Morgan GBI Global (Traded) Index to the Barclays Capital U.S. Aggregate Index.

■	The Lipper Global Flexible Portfolio Funds Index is an equally weighted representation of the largest funds in the Lipper Global Flexible Portfolio Funds category. These funds allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, with a focus on total return.

■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The S&P GSCI Index is an unmanaged world production-weighted index composed of the principal physical commodities that are the subject of active, liquid futures markets.

continued on page 7
9 Invesco Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

October 31, 2011

	Principal
	Amount	Value

U.S. Treasury Bills–16.24%(a)(b)
0.00%, 01/26/12	$260,000,000	$259,996,895

0.01%, 01/26/12	20,000,000	19,999,761

0.12%, 01/26/12	66,000,000	65,999,212

0.00%, 02/09/12	10,000,000	9,999,861

0.04%, 02/09/12	25,000,000	24,999,652

0.06%, 02/09/12	10,000,000	9,999,861

Total U.S. Treasury Bills (Cost $390,970,512)		390,995,242

	Shares
Exchange Traded Funds–3.59%
PowerShares DB Gold Fund(c) (Cost $77,581,443)	1,439,000	86,498,290

Money Market Funds–71.77%
Liquid Assets Portfolio–Institutional Class(d)	686,555,021	686,555,021

Premier Portfolio–Institutional Class(d)	686,555,021	686,555,021

STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio–Institutional Class(d)	355,049,468	355,049,468

Total Money Market Funds (Cost $1,728,159,510)		1,728,159,510

TOTAL INVESTMENTS–91.60% (Cost $2,196,711,465)		2,205,653,042

OTHER ASSETS LESS LIABILITIES–8.40%		202,279,661

NET ASSETS–100.00%		$2,407,932,703

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral for open swap agreements. See Note 1J.
(c)	Not an affiliate of the Fund or its investment adviser.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

Open Futures Contracts and Swap Agreements at Period-End
					Unrealized
		Number of	Expiration	Notional	Appreciation
Long Futures Contracts		Contracts	Month	Value	(Depreciation)

Australian 10 Year Bonds		3,287	December-2011	$386,452,835	$(11,267,893)

Canada 10 Year Bonds		2,288	December-2011	301,129,879	1,674,835

Dow Jones Eurostoxx 50		2,470	December-2011	81,615,607	12,054,942

E-Mini S&P 500 Index		1,720	December-2011	107,439,800	8,921,398

Euro Bonds		1,700	December-2011	318,664,726	(1,910,829)

FTSE 100 Index		845	December-2011	75,250,243	5,424,666

Hang Seng Index		560	November-2011	71,308,310	3,945,316

100 Ounce Gold		1,095	December-2011	188,909,400	6,820,002

Japan 10 Year Bonds		171	December-2011	310,722,180	(1,362,115)

LME Copper		572	March-2012	114,328,500	14,127,599

Long Gilt		1,578	December-2011	325,632,744	898,562

Russell 2000 Index Mini		1,250	Decemeber-2011	92,412,500	9,468,090

Topix Tokyo Price Index		595	December-2011	57,764,774	1,227,743

U.S. Treasury Long Bonds		1,825	December-2011	253,732,031	3,250,488

WTI Light Sweet Crude Oil		1,385	January-2012	128,915,800	20,633,867

Total Futures Contracts				$2,814,279,329	$73,906,671

Swap Agreements	Counterparty

Australian 10 Year Bonds	Merrill Lynch	878	December-2011	$102,559,384	$(3,326,361)

Canada 10 Year Bonds	Goldman Sachs	1,447	December-2011	190,678,902	911,473

Euro Bonds	Merrill Lynch	620	December-2011	118,512,879	314,608

Japan 10 Year Bonds	Merrill Lynch	36	December-2011	66,173,513	(338,785)

Long Gilt	Goldman Sachs	885	December-2011	183,719,906	241,213

Soybean Meal*	Barclays Capital	7,710	December-2011	103,238,256	(2,205,419)

Total Swap Agreements				$764,882,840	$(4,403,271)

*	Receive a return equal to Barclays Capital Soybean Meal S2 Nearby Excess Return Index and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10        Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $468,551,955)	$477,493,532

Investments in affiliated money market funds, at value and cost	1,728,159,510

Total investments, at value (Cost $2,196,711,465)	2,205,653,042

Receivable for:
Deposits with brokers for open futures contracts	159,700,320

Investments sold	137,636

Fund shares sold	53,475,510

Dividends and interest	134,832

Premiums paid on swap agreements	46

Investment for trustee deferred compensation and retirement plans	6,156

Other assets	42,162

Total assets	2,419,149,704

Liabilities:
Payable for:
Fund shares reacquired	5,336,955

Variation margin	554,913

Accrued fees to affiliates	794,009

Accrued other operating expenses	105,522

Trustee deferred compensation and retirement plans	22,331

Unrealized depreciation on swap agreements	4,403,271

Total liabilities	11,217,001

Net assets applicable to shares outstanding	$2,407,932,703

Net assets consist of:
Shares of beneficial interest	$2,288,774,334

Undistributed net investment income	68,742,715

Undistributed net realized gain	(28,029,322)

Unrealized appreciation	78,444,976

$2,407,932,703

Net Assets:
Class A	$1,001,088,377

Class B	$17,721,526

Class C	$383,786,319

Class R	$2,955,506

Class Y	$553,001,331

Institutional Class	$449,379,644

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	83,378,776

Class B	1,501,110

Class C	32,512,175

Class R	247,680

Class Y	45,819,690

Institutional Class	37,238,284

Class A:
Net asset value per share	$12.01

Maximum offering price per share (Net asset value of $12.01 divided by 94.50%)	$12.71

Class B:
Net asset value and offering price per share	$11.81

Class C:
Net asset value and offering price per share	$11.80

Class R:
Net asset value and offering price per share	$11.93

Class Y:
Net asset value and offering price per share	$12.07

Institutional Class:
Net asset value and offering price per share	$12.07

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11        Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Operations

For the year ended October 31, 2011

Investment income:
Dividends from affiliated money market funds	$724,418

Interest	435,844

Total investment income	1,160,262

Expenses:
Advisory fees	11,129,710

Administrative services fees	331,052

Custodian fees	24,603

Distribution fees:
Class A	1,083,353

Class B	134,147

Class C	1,592,913

Class R	7,205

Transfer agent fees — A, B, C, R and Y	743,681

Transfer agent fees — Institutional	2,462

Trustees’ and officers’ fees and benefits	45,151

Other	281,315

Total expenses	15,375,592

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(2,901,511)

Net expenses	12,474,081

Net investment income (loss)	(11,313,819)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	12,680,387

Foreign currencies	(814,048)

Futures contracts	47,903,427

Swap agreements	7,793,159

67,562,925

Change in net unrealized appreciation (depreciation) of:
Investment securities	(4,580,926)

Futures contracts	49,673,018

Swap agreements	(922,046)

44,170,046

Net realized and unrealized gain	111,732,971

Net increase in net assets resulting from operations	$100,419,152

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12        Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2011 and 2010

	2011	2010

Operations:
Net investment income (loss)	$(11,313,819)	$(3,351,994)

Net realized gain	67,562,925	36,848,438

Change in net unrealized appreciation	44,170,046	33,991,904

Net increase in net assets resulting from operations	100,419,152	67,488,348

Distributions to shareholders from net investment income:
Class A	(10,326,464)	(507,775)

Class B	(439,288)	(25,651)

Class C	(2,924,319)	(107,413)

Class R	(25,578)	(4,200)

Class Y	(3,108,815)	(262,554)

Institutional Class	(17,683,480)	(4,779,221)

Total distributions from net investment income	(34,507,944)	(5,686,814)

Distributions to shareholders from net realized gains:
Class A	(4,488,032)	(835,779)

Class B	(199,892)	(43,747)

Class C	(1,330,671)	(183,187)

Class R	(11,286)	(6,994)

Class Y	(1,328,598)	(427,053)

Institutional Class	(7,557,298)	(7,773,567)

Total distributions from net realized gains	(14,915,777)	(9,270,327)

Share transactions–net:
Class A	772,897,074	179,928,244

Class B	7,594,067	8,309,525

Class C	317,328,870	52,476,675

Class R	2,256,817	484,459

Class Y	481,151,077	58,677,183

Institutional Class	(32,440,466)	211,410,306

Net increase in net assets resulting from share transactions	1,548,787,439	511,286,392

Net increase in net assets	1,599,782,870	563,817,599

Net Assets:
Beginning of year	808,149,833	244,332,234

End of year (includes undistributed net investment income of $68,742,715 and $34,689,936, respectively)	$2,407,932,703	$808,149,833

Notes to Consolidated Financial Statements

October 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

13        Invesco Balanced-Risk Allocation Fund

  The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.
  The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

14        Invesco Balanced-Risk Allocation Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.

15        Invesco Balanced-Risk Allocation Fund

The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
J.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
K.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
L.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

16        Invesco Balanced-Risk Allocation Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.95%

Next $250 million	0.925%

Next $500 million	0.90%

Next $1.5 billion	0.875%

Next $2.5 billion	0.85%

Next $2.5 billion	0.825%

Next $2.5 billion	0.80%

Over $10 billion	0.775%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.
  The Adviser has contractually agreed, through at least February 28, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.04%, 1.79%, 1.79%, 1.29%, 0.79% and 0.79% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; (5) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (6) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2011, the Adviser waived advisory fees $2,154,920 and reimbursed class level expenses of $414,280, $12,825, $152,285, $1,377, $162,731, and $2,462 of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Consolidated Statement of Operations. For the year ended October 31, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $448.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2011, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2011, IDI advised the Fund that IDI retained $607,362 in front-end sales commissions from the sale of Class A shares and $22,301, $14,602 and $51,546 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

17        Invesco Balanced-Risk Allocation Fund

  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended October 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Exchange-Traded Funds	$86,498,290	$—	$—	$86,498,290

Money Market Funds	1,728,159,510	—	—	1,728,159,510

U.S. Treasury Debt Securities	—	390,995,242	—	390,995,242

	$1,814,657,800	$390,995,242	$—	$2,205,653,042

Futures and swap agreements*	73,906,671	(4,403,271)	—	69,503,400

Total Investments	$1,888,564,471	$386,591,971	$—	$2,275,156,442

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the consolidated financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of October 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Commodity risk
Futures contracts(a)	$41,581,468	$—

Commodity risk
Swap agreements(b)	—	(2,205,419)

Interest rate risk
Futures contracts(a)	5,823,885	(14,540,837)

Interest rate risk
Swap agreements(b)	1,467,294	(3,665,146)

Market risk
Futures contracts(a)	41,042,155	—

	$89,914,802	$(20,411,402)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets & Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under Unrealized depreciation on swap agreements.

18        Invesco Balanced-Risk Allocation Fund

Effect of Derivative Instruments for the year ended October 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Consolidated
	Statement of Operations
		Swap
	Futures*	Agreements*

Realized Gain (Loss)
Commodity risk	$(2,285,541)	$(21,646,404)

Interest rate risk	76,816,088	29,439,563

Market risk	(26,627,120)	—

Change in Unrealized Appreciation (Depreciation)
Commodity risk	$23,445,377	$(2,205,419)

Interest rate risk	(10,532,288)	1,283,373

Market risk	36,759,929	—

Total	$97,576,445	$6,871,113

*	The average notional value of futures and swap agreements outstanding during the period was $1,436,619,256 and $620,448,381, respectively.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $183.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2011, the Fund paid legal fees of $2,900 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2011 and 2010:

	2011	2010

Ordinary income	$45,215,259	$13,550,355

Long-term capital gain	4,208,462	1,406,786

Total distributions	$49,423,721	$14,957,141

19        Invesco Balanced-Risk Allocation Fund

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$80,572,187

Undistributed long-term gain	29,439,654

Net unrealized appreciation (depreciation) — investments	(7,123,667)

Net unrealized appreciation — other investments	16,291,746

Temporary book/tax differences	(21,551)

Shares of beneficial interest	2,288,774,334

Total net assets	$2,407,932,703

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership distributions.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  The Fund does not have a capital loss carryforward at period-end.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2011 was $95,491,155 and $99,438,089, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$—

Aggregate unrealized (depreciation) of investment securities	(7,123,667)

Net unrealized appreciation (depreciation) of investment securities	$(7,123,667)

Cost of investments for tax purposes is $2,212,776,709.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and income from Subsidiary, on October 31, 2011, undistributed net investment income (loss) was increased by $79,874,542, undistributed net realized gain was decreased by $90,575,464 and shares of beneficial interest increased by $10,700,922. This reclassification had no effect on the net assets of the Fund.

20        Invesco Balanced-Risk Allocation Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended October 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	77,006,398	$905,075,428	17,006,929	$189,637,788

Class B	970,373	11,143,264	828,081	9,130,308

Class C	28,895,408	333,944,506	4,864,373	54,069,170

Class R	202,476	2,329,459	45,828	498,616

Class Y	46,866,632	557,052,969	5,954,547	67,283,795

Institutional Class	5,536,932	64,421,922	30,216,155	329,781,250

Issued as reinvestment of dividends:
Class A	1,061,138	11,555,797	122,084	1,269,678

Class B	55,081	593,775	5,491	56,885

Class C	341,362	3,676,476	24,987	258,863

Class R	3,336	36,167	1,079	11,194

Class Y	270,713	2,956,189	26,207	272,815

Institutional Class	2,311,242	25,238,765	1,205,839	12,552,788

Automatic conversion of Class B shares to Class A shares:
Class A	190,907	2,199,780	25,411	282,103

Class B	(193,459)	(2,199,780)	(25,246)	(282,103)

Reacquired:
Class A	(12,654,336)	(145,933,931)	(1,027,151)	(11,261,325)

Class B	(170,815)	(1,943,192)	(55,463)	(595,565)

Class C	(1,776,699)	(20,292,112)	(168,730)	(1,851,358)

Class R	(9,440)	(108,809)	(2,285)	(25,351)

Class Y	(6,817,430)	(78,858,081)	(812,478)	(8,879,427)

Institutional Class	(10,504,779)	(122,101,153)	(11,893,436)	(130,923,732)

Net increase in share activity	131,585,040	$1,548,787,439	46,342,222	$511,286,392

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 17% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.

21        Invesco Balanced-Risk Allocation Fund

NOTE 12—Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/11	$11.68	$(0.11)	$1.11	$1.00	$(0.47)	$(0.20)	$(0.67)	$12.01	9.13%	$1,001,088	1.04	%(d)	1.31	%(d)	(0.95	)%(d)	33%
Year ended 10/31/10	10.72	(0.10)	1.61	1.51	(0.21)	(0.34)	(0.55)	11.68	14.76	207,600	1.04		1.42		(0.93)		15
Year ended 10/31/09(e)	10.00	(0.05)	0.77	0.72	—	—	—	10.72	7.20	17,667	1.24	(f)	1.64	(f)	(1.02	)(f)	116

Class B
Year ended 10/31/11	11.56	(0.19)	1.09	0.90	(0.45)	(0.20)	(0.65)	11.81	8.30	17,722	1.79	(d)	2.06	(d)	(1.70	)(d)	33
Year ended 10/31/10	10.68	(0.19)	1.61	1.42	(0.20)	(0.34)	(0.54)	11.56	13.95	9,707	1.79		2.17		(1.68)		15
Year ended 10/31/09(e)	10.00	(0.08)	0.76	0.68	—	—	—	10.68	6.80	930	1.99	(f)	2.39	(f)	(1.77	)(f)	116

Class C
Year ended 10/31/11	11.56	(0.19)	1.08	0.89	(0.45)	(0.20)	(0.65)	11.80	8.21	383,786	1.79	(d)	2.06	(d)	(1.70	)(d)	33
Year ended 10/31/10	10.68	(0.19)	1.61	1.42	(0.20)	(0.34)	(0.54)	11.56	13.95	58,377	1.79		2.17		(1.68)		15
Year ended 10/31/09(e)	10.00	(0.08)	0.76	0.68	—	—	—	10.68	6.80	3,542	1.99	(f)	2.39	(f)	(1.77	)(f)	116

Class R
Year ended 10/31/11	11.63	(0.14)	1.10	0.96	(0.46)	(0.20)	(0.66)	11.93	8.84	2,956	1.29	(d)	1.56	(d)	(1.20	)(d)	33
Year ended 10/31/10	10.71	(0.13)	1.60	1.47	(0.21)	(0.34)	(0.55)	11.63	14.36	597	1.29		1.67		(1.18)		15
Year ended 10/31/09(e)	10.00	(0.06)	0.77	0.71	—	—	—	10.71	7.10	72	1.49	(f)	1.89	(f)	(1.27	)(f)	116

Class Y
Year ended 10/31/11	11.71	(0.08)	1.11	1.03	(0.47)	(0.20)	(0.67)	12.07	9.45	553,001	0.79	(d)	1.06	(d)	(0.70	)(d)	33
Year ended 10/31/10	10.73	(0.08)	1.61	1.53	(0.21)	(0.34)	(0.55)	11.71	14.97	64,428	0.79		1.17		(0.68)		15
Year ended 10/31/09(e)	10.00	(0.03)	0.76	0.73	—	—	—	10.73	7.30	3,558	0.99	(f)	1.39	(f)	(0.77	)(f)	116

Institutional Class
Year ended 10/31/11	11.72	(0.08)	1.11	1.03	(0.48)	(0.20)	(0.68)	12.07	9.36	449,380	0.79		0.97		(0.70	)(d)	33
Year ended 10/31/10	10.73	(0.08)	1.62	1.54	(0.21)	(0.34)	(0.55)	11.72	15.06	467,441	0.79		1.04		(0.68)		15
Year ended 10/31/09(e)	10.00	(0.03)	0.76	0.73	—	—	—	10.73	7.30	218,565	0.99	(f)	1.17	(f)	(0.77	)(f)	116

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $433,341, $13,415, $159,291, $1,441, $170,218 and $444,261 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of June 2, 2009.
(f)	Annualized.

22        Invesco Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Balanced-Risk Allocation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of Invesco Balanced-Risk Allocation Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
December 27, 2011

23        Invesco Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/11)	(10/31/11)[1]	Period[2]	(10/31/11)	Period[2]	Ratio
Class A	$1,000.00	$1,045.30	$5.36	$1,019.96	$5.30	1.04%

Class B	1,000.00	1,041.40	9.21	1,016.18	9.10	1.79

Class C	1,000.00	1,040.60	9.21	1,016.18	9.10	1.79

Class R	1,000.00	1,043.70	6.65	1,018.70	6.57	1.29

Class Y	1,000.00	1,046.80	4.08	1,021.22	4.03	0.79

Institutional	1,000.00	1,046.80	4.08	1,021.22	4.03	0.79

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2011 through October 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24        Invesco Balanced-Risk Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) Series is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Balanced-Risk Allocation Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investment Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the additional resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

25        Invesco Balanced-Risk Allocation Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board noted that the Fund recently began operations and that comparative performance data for only the past calendar year was available. The Board compared performance during the past calendar year to the performance of funds in the Lipper performance universe and against the Lipper Global Flexible Port Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of the performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A share of the Fund was at the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s effective rate was below the fee rate for one mutual fund and above the fee rate of one offshore fund with comparable investment strategies.
  Other than the funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also considered the effect this fee waiver would have on the Fund’s estimated total expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26        Invesco Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2011:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$4,208,462
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	1.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			141	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			141	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	141	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	141	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			141	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	141	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	Director of Long Cove Club Owners’ Association (home owner’s association)

T-2        Invesco Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange--Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

T-3        Invesco Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Balanced-Risk Allocation Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
IBRA-AR-1           Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2011

Invesco Balanced-Risk Commodity Strategy Fund
Nasdaq:
A: BRCAX ▪ B: BRCBX ▪ C: BRCCX ▪ R: BRCRX ▪ Y: BRCYX ▪ Institutional: BRCNX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
22	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012 – just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed in the year just ended – how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 – and are likely to see again in 2012.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Balanced-Risk Commodity Strategy Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Balanced-Risk Commodity Strategy Fund

Management’s Discussion of Fund Performance

Performance summary
For the 11 months ended October 31, 2011, Class A shares of Invesco Balanced-Risk Commodity Strategy Fund, at net asset value, returned 3.67% and outperformed the Dow Jones-UBS Commodity Total Return Index, the Fund’s broad market/style-specific benchmark. Strength within the precious metals, particularly gold, and agriculture commodity segments were key contributors to absolute performance. A lower allocation to energy than the benchmark also contributed to relative performance. Most of the Fund’s outperformance occurred in the summer months of the reporting period, when energy commodities hindered benchmark performance.
     Additional information about your Fund’s performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 11/30/10 to 10/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.67%

Class B Shares	3.08

Class C Shares	2.98

Class R Shares	3.67

Class Y Shares	4.17

Institutional Class Shares	4.17

Dow Jones-UBS Commodity Total Return Index▼ (Broad Market/Style-Specific Index)	1.94

Source(s): ▼Lipper Inc.

How we invest
The Fund invests, under normal conditions, in derivatives and other commodity-linked instruments whose performance is expected to correspond to the performance of the underlying commodity, without investing directly in physical commodities. The Fund seeks to achieve its investment objective by investing in derivatives and other commodity-linked instruments that provide exposure to the following four sectors of the commodities markets: agriculture, energy, industrial metals and precious metals. The Fund will seek to gain exposure to the commodity markets primarily through investments in Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Fund

Portfolio Composition
Risk Allocation as of 10/31/11

Contribution

Precious Metals	30.6%

Industrial Metals	26.8

Energy	26.6

Agriculture	16.0

Total Net Assets	$171.8 million

Total Number of Holdings*	1
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding U.S. Treasury and money market fund holdings.
primarily will invest in total return swaps, commodity-linked notes and commodity futures. Relative to index-based commodity funds that are passively managed, the Fund seeks to potentially provide greater capital loss protection during down markets using our active three-step investment process.
     The first step involves asset selection. We select representative commodity assets to gain exposure to each of the following commodity sectors: agriculture, energy, industrial metals and precious metals. Our selection process (1) evaluates a particular asset’s performance among other assets within a commodity sector and how the asset has performed during different market cycles; (2) screens the identified commodity assets to meet minimum liquidity criteria; and (3) reviews the expected correlation among the selected commodity assets and the expected risk for each commodity asset to determine whether the selected commodity assets are likely to improve the expected risk adjusted return of the Fund.
     The second step involves portfolio construction. We use proprietary estimates for risk and correlation to create a potential portfolio of investments for the Fund. We re-estimate the risk contributed by each commodity asset and rebalance the portfolio monthly or when new commodity assets are introduced to the Fund.
     The final step involves active positioning. We actively adjust commodity positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described above. We balance these two competing ideas – opportunity for excess return from active positioning and the need to maintain commodity asset class exposure set forth in the balanced-risk portfolio structure – by setting controlled tactical ranges around the long-term commodity asset allocation. The resulting commodity asset allocation is then implemented by purchasing or selling derivatives, other commodity-linked instruments, exchange-traded funds and cash and cash equivalent instruments, including affiliated money market funds. By using derivatives, the Fund is potentially able to gain greater exposure to commodity assets in each commodity sector than would be possible using cash instruments, and thus seeks to balance the amount of risk each commodity asset contributes to the Fund.
     When executing the investment process described above, we may purchase commodity-linked derivative instruments, such as futures and/or swap contracts on different types of commodity assets. We purchase these commodity-linked derivatives to obtain both long and short commodity positions to actively balance the risk associated with different types of commodity assets and sectors. When taking a long position, we generally believe that the price of the referenced commodity will go up. When taking a short position, we generally believe that the price of the referenced commodity will go down.

Market conditions and your Fund
At the beginning of the reporting period, global equity markets rose sharply after a rough third quarter of 2010. The various commodity complexes also enjoyed price advances, propelled by tightening supply-demand balances and good economic prospects in commodity-intensive emerging markets. Within the Fund, strategic positions in copper and soymeal were particularly strong contributors to returns during this time, but crude oil and gold had positive returns as well. The tactical strategy had a positive impact on results, too. Long positions in coffee and cotton – and our overweight exposure to silver – accounted for a good portion of the gains.
     Entering 2011, equity gains continued due, in part, to modest growth, reasonably strong earnings prospects and accommodative monetary policies by major central banks. Within commodities,

4 Invesco Balanced-Risk Commodity Strategy Fund

the broad-based upward trend remained intact, with crude oil benefiting from geopolitical tensions and gold from continued bullish sentiment. During this time, Fund performance was mixed. Agriculture was weak, with wheat and sugar suffering the most pronounced price declines. Energy and precious metals enjoyed gains, however, given political instability in the Middle East and North Africa. Within the energy complex, the gap between Brent and West Texas Intermediate (WTI) crude oil prices narrowed somewhat, but remained unusually wide.
     Volatility returned to equity markets during the summer months of 2011. Commodities, with the exception of gold, also experienced meaningful weakness in response to the economic backdrop. The Fund’s strategic position in gold proved beneficial as it behaved as a safe haven asset amid market uncertainty. Conversely, the Fund’s strategic exposure to crude oil, copper and, in particular, soymeal, detracted from returns. The combined net effect of tactical shifts was only marginally positive.
     Volatility of risky assets continued into the third quarter of 2011 as global equities and most commodities experienced meaningful weakness during the third quarter. Economically sensitive commodities like crude oil and copper were especially hard hit. Gold experienced strong returns during this period in response to concerns about slowing economic growth and as investors sought shelter in safe haven assets. The Fund’s strategic allocation to precious metals was a positive contributor for the third quarter, but was overwhelmed by negative returns from industrial metals and, to a lesser extent, energy and agriculture. This pattern was replicated in the tactical allocation with the Fund’s overweight exposure to precious metals providing a positive contribution while overweight exposure to agriculture and livestock and industrial metals – together with underweight exposure to energy – weighed on results.
     Global equity markets experienced a powerful rally to close the reporting period. Commodities also rebounded sharply, encouraged by expectations of continued accommodative monetary policy in Europe. The Fund’s performance at the end of the reporting period was driven almost entirely by our risk-balanced strategic allocation, as our tactical strategy had only a modest positive impact. WTI crude oil and copper were the strongest performing commodities in the energy and industrial metals complexes, respectively. Agricultural commodities rebounded much more modestly as our exposure performed in line with the broad market. Precious metals also rallied in October, with silver outpacing gold.
     Please note that our strategy is principally implemented with derivative instruments which include futures and total return swaps. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments.
     Thank you for your continued commitment to Invesco Balanced-Risk Commodity Strategy Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Commodity Strategy Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Commodity Strategy Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University with a concentration in finance and real estate.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Commodity Strategy Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Commodity Strategy Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Commodity Strategy Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.
Assisted by the Global Asset
Allocation Team

5 Invesco Balanced-Risk Commodity Strategy Fund

Your Fund’s Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 11/30/10

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Balanced-Risk Commodity Strategy Fund

Cumulative Total Returns
As of 10/31/11, including maximum applicable
sales charges

Class A Shares

Inception (11/30/10)	-2.06%

Class B Shares

Inception (11/30/10)	-1.92%

Class C Shares

Inception (11/30/10)	1.98%

Class R Shares

Inception (11/30/10)	3.67%

Class Y Shares

Inception (11/30/10)	4.17%

Institutional Class Shares

Inception (11/30/10)	4.17%
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.23%, 1.98%, 1.98%, 1.48%, 0.98% and 0.98%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.77%, 2.52%, 2.52%, 2.02%, 1.52% and 1.30%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the

Cumulative Total Returns
As of 9/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (11/30/10)	-8.63%

Class B Shares

Inception (11/30/10)	-8.68%

Class C Shares

Inception (11/30/10)	-4.83%

Class R Shares

Inception (11/30/10)	-3.38%

Class Y Shares

Inception (11/30/10)	-2.98%

Institutional Class Shares

Inception (11/30/10)	-3.08%
beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2013. See current prospectus for more information.

7 Invesco Balanced-Risk Commodity Strategy Fund

Invesco Balanced-Risk Commodity Strategy Fund’s investment objective is to provide total return.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Commodity-linked notes risk. The Fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

■	Commodity risk. The Fund’s and the Subsidiary’s investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

■	Concentration risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

■	Counterparty risk. Individually negotiated or over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract (such as a futures contract or swap agreement) will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

The derivative instruments and techniques that the Fund and the Subsidiary may principally use include:

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

Futures. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	BRCAX
Class B Shares	BRCBX
Class C Shares	BRCCX
Class R Shares	BRCRX
Class Y Shares	BRCYX
Institutional Class Shares	BRCNX

8 Invesco Balanced-Risk Commodity Strategy Fund

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

■	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments, including derivatives and commodities. Because the Subsidiary is not registered under the Investment Company Act of 1940, the Fund, as the sole investor in the Subsidiary, will not have the protections offered to investors in U.S. registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.

■	Tax risk. The Fund intends to treat the income it derives from commodity-linked notes as qualifying income based on a private letter ruling it has received from the Internal Revenue Service (IRS) holding that the income from a form of commodity-linked note constitutes qualifying income. Additionally, the Fund intends to treat the income it derives from the Subsidiary as qualifying income based on the reasoning contained in a private letter ruling provided to another Invesco Fund (which the Fund may not cite as precedent). If, however, the IRS were to change its position with respect to the conclusions reached in these private letter rulings, such that the Fund’s income from the Subsidiary and commodity-linked notes is not “qualifying income,” the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation.

■	U.S. government obligations risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The Dow Jones-UBS Commodity Total Return Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

9 Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Schedule of Investments

October 31, 2011

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

U.S. Treasury Securities–38.13%
U.S. Treasury Bills(a)(b)	0.12%	01/26/12	$7,500,000	$7,499,911

U.S. Treasury Bills(a)(b)	0.04%	01/26/12	40,000,000	39,999,522

U.S. Treasury Bills(a)(b)	0.12%	01/26/12	6,000,000	5,999,928

U.S. Treasury Bills(a)(b)	0.00%	02/09/12	6,000,000	5,999,916

U.S. Treasury Bills(a)(b)	0.11%	02/09/12	6,000,000	5,999,917

Total U.S. Treasury Securities (Cost $65,490,910)				65,499,194

	Expiration
	Date
Commodity-Linked Security–11.71%
Cargill Commodity Linked Note, one-month U.S. Dollar LIBOR minus 0.10% (linked to the Dow Jones–UBS Commodities Index Total Return, multiplied by 3) (Cost $11,413,334)	01/04/2012	11,413,334	20,111,937

		Shares
Money Market Funds–41.85%
Liquid Assets Portfolio–Institutional Class(c)		35,502,496	35,502,496

Premier Portfolio–Institutional Class(c)		35,502,496	35,502,496

STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio–Institutional Class(c)		897,589	897,589

Total Money Market Funds (Cost $71,902,581)			71,902,581

TOTAL INVESTMENTS–91.69% (Cost $148,806,825)			157,513,712

OTHER ASSETS LESS LIABILITIES–8.31%			14,274,898

NET ASSETS–100.00%			$171,788,610

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral for open swap agreements. See Note 1L and Note 4.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

Open Futures Contracts and Swap Agreements at Period-End
				Unrealized
	Number of	Expiration	Notional	Appreciation
Long Contracts	Contracts	Month	Value	(Depreciation)

Live Cattle Futures	112	December-2011	$5,313,280	$(178,807)

WTI Crude Futures	340	May-2012	31,521,400	21,190

Subtotal			$36,834,680	$(157,617)

Short Contracts

Coffee C Futures	20	December-2011	$(1,702,125)	$5,800

Corn Futures	46	December-2011	(1,488,100)	(150,874)

Cotton #2 Futures	40	December-2011	(2,045,800)	122,400

Soybean Futures	35	January-2012	(2,130,188)	22,638

Soybean Oil Futures	90	December-2011	(2,763,180)	(108,515)

Sugar #11 (World) Futures	66	March-2012	(1,904,918)	(92,242)

Wheat Futures	41	December-2011	(1,287,912)	(55,771)

Subtotal			$(13,322,223)	$(256,564)

Total Futures Contracts			$23,512,457	$(414,181)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10        Invesco Balanced-Risk Commodity Strategy Fund

				Unrealized
		Notional	Termination	Appreciation
Swap Agreements	Counterparty	Amount	Date	(Depreciation)

Receive a return equal to Goldman Sachs Soybean Meal Excess Return Strategy and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Goldman Sachs	$31,835,312	November-2011	$1,136,982

Receive a return equal to Dow Jones-UBS Gold Index and pay the product of (i) 0.20% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Merrill Lynch	12,433,037	November-2011	788,606

Receive a return equal to Dow Jones-UBS Silver Index and pay the product of (i) 0.20% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Barclays Capital	511,370	November-2011	40,707

Receive a return equal to Merrill Lynch Commodity Index eXtra XLP Copper Excess Return Index and pay the product of (i) 0.22% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Merrill Lynch	30,267,308	November-2011	4,118,075

Receive a return equal to Goldman Sachs Soybean Meal Excess Return Strategy and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Goldman Sachs	3,952,052	October-2012	(71,232)

Total Swap Agreements				$6,013,138

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11        Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $76,904,244)	$85,611,131

Investments in affiliated money market funds, at value and cost	71,902,581

Total investments, at value (Cost $148,806,825)	157,513,712

Receivable for:
Deposits with brokers for open futures contracts	5,305,000

Investments sold	2,233,957

Variation margin	145,855

Fund shares sold	1,170,277

Dividends	5,807

Fund expenses absorbed	29,090

Unrealized appreciation on swap agreements	6,013,138

Investment for trustee deferred compensation and retirement plans	1,120

Other assets	151,691

Total assets	172,569,647

Liabilities:
Payable for:
Swap agreements close-out	205,478

Fund shares reacquired	433,721

Dividends	14,520

Accrued fees to affiliates	38,388

Accrued other operating expenses	86,886

Trustee deferred compensation and retirement plans	2,044

Total liabilities	781,037

Net assets applicable to shares outstanding	$171,788,610

Net assets consist of:
Shares of beneficial interest	$163,083,625

Undistributed net investment income (loss)	(6,015,040)

Undistributed net realized gain	414,181

Unrealized appreciation	14,305,844

$171,788,610

Net Assets:
Class A	$7,659,076

Class B	$277,291

Class C	$1,821,991

Class R	$110,523

Class Y	$59,062,829

Institutional Class	$102,856,900

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	735,066

Class B	26,775

Class C	176,037

Class R	10,604

Class Y	5,641,447

Institutional Class	9,828,066

Class A:
Net asset value per share	$10.42

Maximum offering price per share
(Net asset value of $10.42 divided by 94.50%)	$11.03

Class B:
Net asset value and offering price per share	$10.36

Class C:
Net asset value and offering price per share	$10.35

Class R:
Net asset value and offering price per share	$10.42

Class Y:
Net asset value and offering price per share	$10.47

Institutional Class:
Net asset value and offering price per share	$10.47

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12        Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Operations

For the period November 30, 2010 (commencement date) to October 31, 2011

Investment income:
Dividends	$5,423

Dividends from affiliated money market funds	70,479

Interest	34,417

Total investment income	110,319

Expenses:
Advisory fees	1,286,092

Administrative services fees	46,027

Custodian fees	4,895

Distribution fees:
Class A	10,021

Class B	1,458

Class C	9,460

Class R	170

Transfer agent fees — A, B, C, R and Y	18,905

Transfer agent fees — Institutional	328

Trustees’ and officers’ fees and benefits	17,155

Other	123,074

Total expenses	1,517,585

Less: Fees waived and expenses reimbursed	(307,673)

Net expenses	1,209,912

Net investment income (loss)	(1,099,593)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,864

Futures contracts	(3,533,863)

Swap agreements	(7,465,807)

(10,997,806)

Change in net unrealized appreciation (depreciation) of:
Investment securities	8,706,887

Futures contracts	(414,181)

Swap agreements	6,013,138

14,305,844

Net realized and unrealized gain	3,308,038

Net increase in net assets resulting from operations	$2,208,445

See accompanying Consolidated Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

For the period November 30, 2010 (commencement date) to October 31, 2011

2011

Operations:
Net investment income (loss)	$(1,099,593)

Net realized gain (loss)	(10,997,806)

Change in net unrealized appreciation	14,305,844

Net increase in net assets resulting from operations	2,208,445

Share transactions–net:
Class A	8,314,165

Class B	303,350

Class C	2,020,085

Class R	119,570

Class Y	63,364,005

Institutional Class	95,458,990

Net increase in net assets resulting from share transactions	169,580,165

Net increase in net assets	171,788,610

Net assets:
Beginning of period	—

End of period (includes undistributed net investment income (loss) of $(6,015,040))	$171,788,610

Notes to Consolidated Financial Statements

October 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds), formerly AIM Investment Funds, (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.
  The Fund’s investment objective is to provide total return.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

14        Invesco Balanced-Risk Commodity Strategy Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

15        Invesco Balanced-Risk Commodity Strategy Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
J.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.
Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

16        Invesco Balanced-Risk Commodity Strategy Fund

L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
M.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	1.05%

Next $250 million	1.025%

Next $500 million	1.00%

Next $1.5 billion	0.975%

Next $2.5 billion	0.95%

Next $2.5 billion	0.925%

Next $2.5 billion	0.90%

Over $10 billion	0.875%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management,

17        Invesco Balanced-Risk Commodity Strategy Fund

Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.
  The Adviser has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.22%, 1.97%, 1.97%, 1.47%, 0.97% and 0.97% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period November 30, 2010 (commencement date) to October 31, 2011, the Adviser waived advisory fees $288,440 and reimbursed class level expenses of $3,287, $119, $776, $28, $14,695 and $328 of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period November 30, 2010 (commencement date) to October 31, 2011, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period November 30, 2010 (commencement date) to October 31, 2011, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period November 30, 2010 (commencement date) to October 31, 2011, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period ended October 31, 2011, IDI advised the Fund that IDI retained $9,169 in front-end sales commissions from the sale of Class A shares and $0, $0 and $5,630 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in consolidated the financial statements may materially differ from the value received upon actual sale of those investments.

18        Invesco Balanced-Risk Commodity Strategy Fund

  During the period November 30, 2010 (commencement date) to October 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Commodity-Linked Securities	$—	$20,111,937	$—	$20,111,937

U.S. Treasury Debt Securities	—	65,499,194	—	65,499,194

Money Market Funds	71,902,581	—	—	71,902,581

	$71,902,581	$85,611,131	$—	$157,513,712

Futures and Swap Agreements*	(414,181)	6,013,138	—	5,598,957

Total Investments	$71,488,400	$91,624,269	$—	$163,112,669

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Effective November 30, 2010 (commencement date), the Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the consolidated financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of October 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Commodity risk
Futures Contracts(a)	$172,028	$(586,209)

Commodity risk
Swap Agreements(b)	6,084,370	(71,232)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets & Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the Unrealized appreciation for swap agreements.

Effect of Derivative Instruments for the period November 30, 2010 (commencement date) to October 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Consolidated Statement of
	Operations
		Swap
	Futures*	Agreements*

Realized Gain (Loss)
Commodity risk	$(3,533,863)	$(7,465,807)

Change in Unrealized Appreciation (Depreciation)
Commodity risk	(414,181)	6,013,138

Total	$(3,948,044)	$(1,452,669)

*	The average notional value of futures and swap agreements outstanding during the period was $6,725,930 and $99,628,206, respectively.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period November 30, 2010 (commencement date) to October 31, 2011, the Fund paid legal fees of $204 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

19        Invesco Balanced-Risk Commodity Strategy Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income and long-term gain distributions paid during the period November 30, 2010 (commencement date) to October 31, 2011

Consolidated Tax Components of Net Assets at Period-End:

2011

Net unrealized appreciation — investments	$8,706,887

Temporary book/tax differences	(1,902)

Shares of beneficial interest	163,083,625

Total net assets	$171,788,610

  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  The Fund does not have a capital loss carryforward at period-end.

20        Invesco Balanced-Risk Commodity Strategy Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period November 30, 2010 (commencement date) to October 31, 2011 was $11,413,334 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$11,723,543

Aggregate unrealized (depreciation) of investment securities	(3,016,656)

Net unrealized appreciation of investment securities	$8,706,887

Cost of investments for tax purposes is the same for tax and financial statement purposes.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap agreements, stock issuance costs and net operating losses, on October 31, 2011, undistributed net investment income (loss) was decreased by $4,915,447, undistributed net realized gain (loss) was increased by $11,411,987 and shares of beneficial interest decreased by $6,496,540. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	November 30, 2010 (commencement date) to October 31, 2011(a)
	Shares	Amount

Sold:
Class A	956,611	$10,742,667

Class B	33,165	370,460

Class C	229,561	2,628,093

Class R	10,613	119,654

Class Y	5,968,110	66,912,642

Institutional Class	12,594,602	126,334,880

Automatic conversion of Class B shares to Class A shares:
Class A	953	10,492

Class B	(957)	(10,492)

Reacquired:
Class A	(222,498)	(2,438,994)

Class B	(5,433)	(56,618)

Class C	(53,524)	(608,008)

Class R	(9)	(84)

Class Y	(326,663)	(3,548,637)

Institutional Class	(2,766,536)	(30,875,890)

Net increase in share activity	16,417,995	$169,580,165

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 30% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
In addition, 60% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.

21        Invesco Balanced-Risk Commodity Strategy Fund

NOTE 11—Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

								Ratio of
								expenses		Ratio of
								to average		expenses
								net assets		to average net
			Net gains					with fee		assets without		Ratio of net
	Net asset	Net	on securities					waivers		fee waivers		investment
	value,	investment	(both	Total from	Net asset		Net assets,	and/or		and/or		income (loss)
	beginning	income	realized and	investment	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Eleven months ended 10/31/11(d)	$10.00	$(0.12)	$0.54	$0.42	$10.42	4.20%	$7,659	1.22	%(e)	1.54	%(e)	(1.13	)%(e)	0%

Class B
Eleven months ended 10/31/11(d)	10.00	(0.19)	0.55	0.36	10.36	3.60	277	1.97	(e)	2.29	(e)	(1.88	)(e)	0

Class C
Eleven months ended 10/31/11(d)	10.00	(0.19)	0.54	0.35	10.35	3.50	1,822	1.97	(e)	2.29	(e)	(1.88	)(e)	0

Class R
Eleven months ended 10/31/11(d)	10.00	(0.14)	0.56	0.42	10.42	4.20	111	1.47	(e)	1.79	(e)	(1.38	)(e)	0

Class Y
Eleven months ended 10/31/11(d)	10.00	(0.09)	0.56	0.47	10.47	4.70	59,063	0.97	(e)	1.29	(e)	(0.88	)(e)	0

Institutional Class
Eleven months ended 10/31/11(d)	10.00	(0.09)	0.56	0.47	10.47	4.70	102,857	0.97	(e)	1.21	(e)	(0.88	)(e)	0

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of November 30, 2010.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $4,355, $158, $1,028, $37, $19,468 and $108,011 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.

NOTE 12—Proposed Reorganization

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Commodity Strategy Fund (the “Target Fund”) in exchange for shares of the Fund.
  The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2012. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

22        Invesco Balanced-Risk Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Balanced-Risk Commodity Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of Invesco Balanced-Risk Commodity Strategy Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period November 30, 2010 (commencement date) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
December 27, 2011

23        Invesco Balanced-Risk Commodity Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/11)	(10/31/11)[1]	Period[2]	(10/31/11)	Period[2]	Ratio
A	$1,000.00	$887.80	$5.81	$1,019.06	$6.21	1.22%

B	1,000.00	884.90	9.36	1,015.27	10.01	1.97

C	1,000.00	884.10	9.36	1,015.27	10.01	1.97

R	1,000.00	887.80	6.99	1,017.80	7.48	1.47

Y	1,000.00	890.50	4.62	1,020.32	4.94	0.97

Institutional	1,000.00	890.50	4.62	1,020.32	4.94	0.97

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2011 through October 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24        Invesco Balanced-Risk Commodity Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Balanced-Risk Commodity Strategy Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Invesco Funds, as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers are appropriate.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which Invesco Funds invest and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.
  In determining whether to approve the Fund’s investment advisory agreements, the Board considered the prior relationship between Invesco Advisers and the Invesco Funds, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it was beneficial to maintain the relationship for the Fund, in part, because of such knowledge.

25        Invesco Balanced-Risk Commodity Strategy Fund

B.	Fund Performance
The Board did not consider Fund performance as a relevant factor in considering whether to approve the investment advisory agreement because the Fund was newly launched in 2010 and has no performance history.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board noted that no Lipper material was available for the Fund.
  The Board compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one mutual fund with comparable investment strategies.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were often more comparable. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also considered the effect this fee waiver would have on the Fund’s total estimated expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26        Invesco Balanced-Risk Commodity Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2011:

Federal and State Income Tax

U.S. Treasury Obligations*	4.39%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			141	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			141	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	141	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	141	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			141	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	141	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	Director of Long Cove Club Owners’ Association (home owner’s association)

T-2        Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange--Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

T-3        Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Balanced-Risk Commodity Strategy Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
BRCS-AR-1          Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2011

Invesco China Fund
Nasdaq:
A: AACFX ▪ B: ABCFX ▪ C: CACFX ▪ Y: AMCYX ▪ Institutional: IACFX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012 – just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed in the year just ended – how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 – and are likely to see again in 2012.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco China Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco China Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2011, Invesco China Fund underperformed its style-specific benchmark, the MSCI China 10/40 Index. The Fund’s under-performance was primarily due to negative stock selection in the energy sector. Alternatively, holdings in the consumer discretionary sector helped the Fund’s performance compared with that of the benchmark. On an absolute basis, the financials sector was the largest detractor from Fund performance, while the telecommunication services sector was the only positive contributor.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/10 to 10/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-19.96%

Class B Shares	-20.56

Class C Shares	-20.54

Class Y Shares	-19.74

Institutional Class Shares	-19.58

MSCI EAFE Index▼ (Broad Market Index)	-4.08

MSCI China 10/40 Index▀ (Style-Specific Index)	-15.53

Lipper China Region Funds Index▼ (Peer Group Index)	-20.65

Source(s): ▼Lipper Inc.; ▀Invesco, Bloomberg L.P.

How we invest
We believe there are areas of inefficiency in the Chinese equity market that we can systematically take advantage of by strictly adhering to a disciplined investment process.
     Our investment process combines a disciplined bottom-up and top-down multifactor analysis. However, we primarily focus on bottom-up stock selection, where we believe we can add the most value. Indexes are listed for reference only. The Fund is not managed – nor is the portfolio constructed – to mimic any index.
     To capitalize on secular growth in China, we have a broad-based investment universe, including all listed companies in China, companies incorporated in mainland China that are listed on the Hong Kong Stock Exchange, firms incorporated in Hong Kong whose main businesses are in China, and other China-related corporations listed in or outside Hong Kong. We research within this universe to identify stocks with the following characteristics:
■	Growth stocks selling at a reasonable price

■	Quality stocks we believe to be undervalued that will potentially benefit from a pickup in the earnings cycle In particular, we evaluate three main criteria when we perform stock research:

■	Management/franchise value – management and ownership, earnings quality, balance sheet quality, product quality

■	Earnings growth – earnings per share growth, earnings momentum, growth in market share, origin of growth

■	Valuation – relative and absolute measures

     We consider selling a Fund holding if:
■	We believe the stock is trading significantly above its fair value.

■	We believe a stock has negative earnings momentum or has had sequential earnings downgrades, unless its valuation is already very low or distressed.

■	We see a permanent, fundamental deterioration in a company’s business prospects.

■	We identify a more attractive opportunity elsewhere.

Market conditions and your Fund
The fiscal year began with the Chinese equity market on an upward trend through the first quarter of 2011, but thereafter, volatility drastically increased due to investor concerns about the intensified sovereign debt crisis in the eurozone and weak growth prospects in the developed economies. With most major economies facing downward gross domestic product (GDP) revisions coupled with renewed fears of double-dip recession, we continued to forecast China’s GDP growth to be 9.2% for 2011 and 8.7% for 2012, and maintained our stance that a hard landing scenario was remote.
     With our understanding that China’s top priority is to stabilize prices, we did not believe the Chinese government would make drastic policy changes. Instead, we believed it would maintain a high level of flexibility and the ability to fine-tune its policy to ensure stable and healthy economic growth. We acknowledged that the Chinese government has the capacity to introduce a new round of fiscal expansion if needed, though if this occurs, we don’t anticipate the scale to be as large as the renminbi (RMB) 4 trillion infrastructure plan announced in 2008.

Portfolio Composition
 By sector

Financials	20.1%

Energy	19.5

Materials	13.0

Consumer Discretionary	12.7

Consumer Staples	12.4

Information Technology	9.0

Telecommunication Services	7.7

Industrials	3.7

Health Care	1.2

Utilities	0.6

Money Market Funds
Plus Other Assets Less Liabilities	0.1

Top 10 Equity Holdings*

1.	Tencent Holdings Ltd.	5.0%

2.	CNOOC Ltd.	4.9

3.	Industrial & Commercial
	Bank of China Ltd.-Class H	4.4

4.	China Construction Bank Corp.-Class H	4.3

5.	PetroChina Co. Ltd.-Class H	3.8

6.	Silver Base Group Holdings Ltd.	3.7

7.	China Shenhua Energy Co. Ltd.-Class H	3.6

8.	Anhui Conch Cement Co. Ltd.-Class H	3.5

9.	China Petroleum and Chemical Corp.
	(Sinopec)-Class H	3.4

10.	Bank of China Ltd.-Class H	3.0

Top Five Industries*

1.	Diversified Banks	12.6%

2.	Construction Materials	8.5

3.	Integrated Oil & Gas	7.3

4.	Coal & Consumable Fuels	6.2

5.	Oil & Gas Exploration & Production	6.0

Total Net Assets	$155.8 million

Total Number of Holdings*	68
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco China Fund

     China and most emerging markets posted double-digit losses during the fiscal year. The Fund also posted a loss with all but one sector in negative territory. On an absolute basis, our holdings in the financials sector detracted the most from Fund performance, while the telecommunication services sector was the only positive contributor. The Fund underperformed its style-specific benchmark, the MSCI China 10/40 Index, mainly because of poor stock selection in the energy sector. Alternatively, positive stock selection in the consumer discretionary sector benefited Fund performance relative to the benchmark.
     In terms of stocks, consumer discretionary holding Silver Base Group was the largest contributor to Fund performance during the fiscal year. Silver Base Group is a leading distributor of alcoholic beverages in the People’s Republic of China and international markets. Telecommunication services holding China Unicom Hong Kong was also among the top contributors to performance during the reporting period. The company is the second largest fixed-line and mobile carrier in China.
     The financials sector was the largest detractor from Fund returns during the fiscal year as fears of a global economic slowdown and European sovereign debt uncertainties weighed on our holdings in the sector. Financial companies China Life Insurance, Bank of China, Poly Hong Kong Investments and Industrial & Commercial Bank of China were all among the largest detractors from Fund performance. Energy holding Yanzhou Coal Mining, the sixth largest coal miner in China, was also among the largest detractors.
     Amid the market environment during the reporting period, we focused our strategy on companies we believe are of higher quality. Stock selection continued to be the key. We took advantage of the recent downturn and accumulated more positions in companies with strong balance sheets and cheap valuations in the consumer staples sector. We also adopted a more defensive stance by increasing our exposure to the telecommunication services sector.
     Given that emerging markets like China experienced extreme volatility during the fiscal year, we’d like to caution investors against making investment decisions based on the short term. As always, we recommend that you consult a financial adviser to discuss your individual financial program.
     We remain committed to our investment discipline and maintain our positive stance on the Chinese economy and stock market over the long term. We thank you for your participation in Invesco China Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Samantha Ho
 Chartered Financial Analyst, portfolio manager, is manager of Invesco China Fund. She joined Invesco in 2004. Ms. Ho earned a B.B.A. from Bryn Mawr College and an M.B.A. from the UCLA Graduate School of Management.
May Lo
 Portfolio manager, is manager of Invesco China Fund. She joined Invesco in 2005. Ms. Lo earned a B.S. from Cornell University and an M.B.A. from the Sloan School of Business at the Massachusetts Institute of Technology.

5 Invesco China Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 3/31/06

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco China Fund

Average Annual Total Returns
As of 10/31/11, including maximum applicable sales charges

Class A Shares

Inception (3/31/06)		10.48%

5	Years	9.70

1	Year	-24.37

Class B Shares

Inception (3/31/06)		10.67%

5	Years	9.87

1	Year	-24.53

Class C Shares

Inception (3/31/06)		10.76%

5	Years	10.14

1	Year	-21.34

Class Y Shares

Inception		11.75%

5	Years	11.11

1	Year	-19.74

Institutional Class Shares

Inception (3/31/06)		12.13%

5	Years	11.52

1	Year	-19.58
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the

Average Annual Total Returns
As of 9/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (3/31/06)		8.39%

5	Years	8.68

1	Year	-29.04

Class B Shares

Inception (3/31/06)		8.59%

5	Years	8.83

1	Year	-29.18

Class C Shares

Inception (3/31/06)		8.68%

5	Years	9.09

1	Year	-26.23

Class Y Shares

Inception		9.65%

5	Years	10.08

1	Year	-24.71

Institutional Class Shares

Inception (3/31/06)		10.02%

5	Years	10.47

1	Year	-24.59
most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class
shares was 1.67%, 2.42%, 2.42%, 1.42% and 1.25%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% is imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus. Effective January 1, 2012, after the close of the reporting period, the Fund will eliminate the redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.

continued from page 8

■	The Lipper China Region Funds Index is an unmanaged index considered representative of China region funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7 Invesco China Fund

Invesco China Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Geographic concentration risk. Because the Fund’s investments are concentrated in China, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	IPO risk. Although the Fund’s return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	Unique economic and political risks of investing in China. China remains a totalitarian country with the following risks: nationalization, expropriation, or confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of China; and China’s dependency on the economies of other Asian countries, many of which are developing countries.

■	Warrants risk. Warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be subject to illiquidity.

About indexes used in this report
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

■	The MSCI China 10/40 Index is a free float-adjusted market capitalization index designed to measure equity market performance in China, taking into consideration the concentration constraints applicable to funds registered for sale in Europe pursuant to the UCITS III Directive.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AACFX
Class B Shares	ABCFX
Class C Shares	CACFX
Class Y Shares	AMCYX
Institutional Class Shares	IACFX

8 Invesco China Fund

Schedule of Investments(a)

October 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–99.85%(b)
Airlines–0.31%
China Eastern Airlines Corp. Ltd.–Class H(c)	1,242,000	$488,286

Apparel Retail–0.44%
Emperor Watch & Jewellery Ltd. (Hong Kong)	4,380,000	689,761

Apparel, Accessories & Luxury Goods–0.97%
Samsonite International S.A. (Luxembourg)(c)	921,000	1,506,211

Auto Parts & Equipment–1.24%
Minth Group Ltd.	500,000	511,855

Xinyi Glass Holdings Ltd.	2,304,000	1,413,905

		1,925,760

Automobile Manufacturers–3.08%
AviChina Industry & Technology Co. Ltd.–Class H	3,692,000	1,616,395

Brilliance China Automotive Holdings Ltd. (Hong Kong)(c)	1,584,000	1,663,444

Qingling Motors Co. Ltd.–Class H	5,520,000	1,512,987

		4,792,826

Automotive Retail–1.12%
Zhongsheng Group Holdings Ltd.	1,006,500	1,750,398

Building Products–0.66%
China Liansu Group Holdings Ltd.	1,914,000	1,025,304

Casinos & Gaming–1.13%
Wynn Macau, Ltd. (Supranational)	643,200	1,766,325

Coal & Consumable Fuels–6.23%
China Shenhua Energy Co. Ltd.–Class H	1,226,500	5,614,967

Inner Mongolia Yitai Coal Co., Ltd.–Class B	362,310	1,991,929

Yanzhou Coal Mining Co. Ltd.–Class H	844,000	2,091,829

		9,698,725

Commodity Chemicals–0.84%
Lee & Man Holding Ltd. (Hong Kong)	2,000,000	1,314,427

Communications Equipment–1.40%
ZTE Corp.–Class H	769,800	2,187,146

Construction & Farm Machinery & Heavy Trucks–0.92%
CSR Corp Ltd–Class H	1,233,000	711,736

Zoomlion Heavy Industry Science & Technology Co., Ltd.–Class H	513,600	728,244

		1,439,980

Construction Materials–8.52%
Anhui Conch Cement Co. Ltd.–Class H	1,487,500	5,407,132

Asia Cement China Holdings Corp.	2,477,000	1,170,337

BBMG Corp.–Class H	1,062,500	902,857

China National Building Material Co. Ltd.–Class H	1,638,000	2,099,572

China Resources Cement Holdings Ltd. (Hong Kong)	2,960,000	2,347,179

CSG Holding Co. Ltd.–Class B	1,581,625	1,344,996

		13,272,073

Distillers & Vintners–0.89%
JLF Investment Co. Ltd. (Hong Kong)	22,336,000	1,381,640

Distributors–3.74%
Silver Base Group Holdings Ltd.	5,529,000	5,831,090

Diversified Banks–12.62%
Bank of China Ltd.–Class H	13,190,600	4,652,483

China Construction Bank Corp.–Class H	9,107,290	6,619,924

China Merchants Bank Co., Ltd.–Class H	795,500	1,568,686

Industrial & Commercial Bank of China Ltd.–Class H	11,112,940	6,822,993

		19,664,086

Diversified Metals & Mining–2.64%
China Metal Recycling Holdings Ltd. (Hong Kong)	2,294,400	2,397,074

Jiangxi Copper Co. Ltd.–Class H	731,000	1,716,630

		4,113,704

Diversified Real Estate Activities–0.58%
New World Development Co. Ltd.–Rts. (Hong Kong)(c)	300,000	102,332

Poly (Hong Kong) Investments Ltd. (Hong Kong)	1,598,000	802,664

		904,996

Electrical Components & Equipment–0.54%
Zhuzhou CSR Times Electric Co., Ltd.–Class H	367,000	846,654

Electronic Components–0.51%
Kingboard Chemical Holdings Ltd.	232,500	788,805

Environmental & Facilities Services–0.54%
China Everbright International Ltd. (Hong Kong)	3,000,000	846,235

Gold–0.60%
Zijin Mining Group Co., Ltd.–Class H	2,266,000	940,475

Health Care Distributors–1.16%
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H(c)	943,300	1,799,168

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco China Fund

	Shares	Value

Hotels, Resorts & Cruise Lines–2.18%
Ctrip.com International, Ltd.–ADR(c)	65,820	$2,294,485

Shanghai Jinjiang International Hotels Development Co., Ltd.–Class B	790,527	1,103,850

		3,398,335

Household Products–1.05%
Vinda International Holdings Ltd.	1,444,000	1,637,606

Independent Power Producers & Energy Traders–0.56%
Datang International Power Generation Co. Ltd.–Class H	3,436,000	874,308

Integrated Oil & Gas–7.25%
China Petroleum & Chemical Corp. (Sinopec)–Class H	5,628,000	5,335,654

PetroChina Co. Ltd.–Class H	4,580,000	5,958,598

		11,294,252

Integrated Telecommunication Services–4.79%
China Telecom Corp. Ltd.–Class H	6,964,000	4,333,884

China Unicom (Hong Kong) Ltd. (Hong Kong)	1,554,000	3,128,795

		7,462,679

Internet Software & Services–4.97%
Tencent Holdings Ltd.	337,700	7,735,014

Investment Banking & Brokerage–1.25%
CITIC Securities Co. Ltd.–Class H(c)(d)	974,500	1,941,775

Life & Health Insurance–1.89%
China Life Insurance Co., Ltd.–Class H	1,142,000	2,951,289

Marine Ports & Services–0.72%
Cosco Pacific Ltd. (Hong Kong)	810,000	1,127,593

Oil & Gas Exploration & Production–6.02%
CNOOC Ltd.	4,046,000	7,647,259

Kunlun Energy Co. Ltd. (Hong Kong)	1,254,000	1,735,108

		9,382,367

Packaged Foods & Meats–4.08%
China Foods Ltd. (Hong Kong)	3,608,000	2,836,761

China Mengniu Dairy Co. Ltd.	579,000	1,844,282

Want Want China Holdings Ltd.	1,814,000	1,670,489

		6,351,532

Personal Products–2.62%
Hengan International Group Co. Ltd.	470,500	4,073,987

Property & Casualty Insurance–1.58%
PICC Property and Casualty Co. Ltd.–Class H	1,810,000	2,463,201

Real Estate Development–2.21%
Evergrande Real Estate Group Ltd.	2,538,000	1,074,252

Guangzhou R&F Properties Co. Ltd.–Class H	515,600	495,665

KWG Property Holding Ltd.	1,368,000	583,461

Longfor Properties	374,000	469,047

Shimao Property Holdings Ltd.	844,000	825,659

		3,448,084

Restaurants–1.67%
Ajisen China Holdings Ltd.	1,826,000	2,603,440

Steel–1.29%
China Vanadium Titano-Magnetite Mining Co. Ltd. (Hong Kong)	3,000,000	600,990

Xingda International Holdings Ltd.	2,495,000	1,410,745

		2,011,735

Technology Distributors–2.12%
Digital China Holdings Ltd. (Hong Kong)	2,114,000	3,303,912

Wireless Telecommunication Services–2.92%
China Mobile Ltd. (Hong Kong)	476,500	4,540,881

Total Common Stocks & Other Equity Interests (Cost $143,364,449)		155,576,065

Money Market Funds–0.63%
Liquid Assets Portfolio–Institutional Class(e)	488,195	488,195

Premier Portfolio–Institutional Class(e)	488,195	488,195

Total Money Market Funds (Cost $976,390)		976,390

TOTAL INVESTMENTS–100.48% (Cost $144,340,839)		156,552,455

OTHER ASSETS LESS LIABILITIES–(0.48)%		(744,799)

NET ASSETS–100.00%		$155,807,656

Investment Abbreviations:

ADR	– American Depositary Receipt
Rts.	– Rights

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2011 represented 1.25% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco China Fund

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $143,364,449)	$155,576,065

Investments in affiliated money market funds, at value and cost	976,390

Total investments, at value (Cost $144,340,839)	156,552,455

Foreign currencies, at value (Cost $108,389)	108,464

Receivable for:
Investments sold	5,592,614

Fund shares sold	172,027

Dividends	10,036

Investment for trustee deferred compensation and retirement plans	11,091

Other assets	17,267

Total assets	162,463,954

Liabilities:
Payable for:
Investments purchased	5,942,114

Fund shares reacquired	438,710

Accrued fees to affiliates	149,517

Accrued other operating expenses	101,480

Trustee deferred compensation and retirement plans	24,477

Total liabilities	6,656,298

Net assets applicable to shares outstanding	$155,807,656

Net assets consist of:
Shares of beneficial interest	$210,494,172

Undistributed net investment income	616,332

Undistributed net realized gain (loss)	(67,515,279)

Unrealized appreciation	12,212,431

$155,807,656

Net Assets:
Class A	$102,247,544

Class B	$13,988,372

Class C	$32,319,239

Class Y	$6,482,576

Institutional Class	$769,925

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	5,834,628

Class B	820,470

Class C	1,898,656

Class Y	368,690

Institutional Class	43,716

Class A:
Net asset value per share	$17.52

Maximum offering price per share (Net asset value of $17.52 divided by 94.50%)	$18.54

Class B:
Net asset value and offering price per share	$17.05

Class C:
Net asset value and offering price per share	$17.02

Class Y:
Net asset value and offering price per share	$17.58

Institutional Class:
Net asset value and offering price per share	$17.61

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco China Fund

Statement of Operations

For the year ended October 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $349,736)	$4,734,477

Dividends from affiliated money market funds	4,365

Total investment income	4,738,842

Expenses:
Advisory fees	1,981,179

Administrative services fees	50,000

Custodian fees	146,175

Distribution fees:
Class A	340,715

Class B	196,092

Class C	462,457

Transfer agent fees — A, B, C and Y	619,860

Transfer agent fees — Institutional	882

Trustees’ and officers’ fees and benefits	23,307

Other	193,494

Total expenses	4,014,161

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(8,535)

Net expenses	4,005,626

Net investment income	733,216

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	10,394,691

Foreign currencies	(55,126)

10,339,565

Change in net unrealized appreciation (depreciation) of:
Investment securities	(54,329,628)

Foreign currencies	633

(54,328,995)

Net realized and unrealized gain (loss)	(43,989,430)

Net increase (decrease) in net assets resulting from operations	$(43,256,214)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco China Fund

Statement of Changes in Net Assets

For the years ended October 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$733,216	$156,713

Net realized gain	10,339,565	29,501,110

Change in net unrealized appreciation (depreciation)	(54,328,995)	14,108,420

Net increase (decrease) in net assets resulting from operations	(43,256,214)	43,766,243

Distributions to shareholders from net investment income:
Class A	(296,385)	(1,340,537)

Class B	—	(85,595)

Class C	—	(204,447)

Class Y	(51,203)	(60,815)

Institutional Class	(5,491)	(7,016)

Total distributions from net investment income	(353,079)	(1,698,410)

Share transactions–net:
Class A	(36,369,760)	(15,984,376)

Class B	(5,874,911)	(3,523,948)

Class C	(18,007,653)	(4,683,441)

Class Y	(3,341,289)	4,769,591

Institutional Class	(29,230)	220,922

Net increase (decrease) in net assets resulting from share transactions	(63,622,843)	(19,201,252)

Net increase (decrease) in net assets	(107,232,136)	22,866,581

Net assets:
Beginning of year	263,039,792	240,173,211

End of year (includes undistributed net investment income of $616,332 and $291,321, respectively)	$155,807,656	$263,039,792

Notes to Financial Statements

October 31, 2011

NOTE 1—Significant Accounting Policies

Invesco China Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by

13        Invesco China Fund

independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14        Invesco China Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.
Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.
Transaction costs are often higher and there may be delays in settlement procedures.
Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than may U.S. securities.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund will eliminate the 2% redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        Invesco China Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.91%

Next $500 million	0.885%

Next $1.5 billion	0.86%

Next $2.5 billion	0.835%

Next $2.5 billion	0.81%

Next $2.5 billion	0.785%

Over $10 billion	0.76%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013. The Adviser did not waive fees and/or reimburse expenses under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2011, the Adviser waived advisory fees of $6,071.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $1,030.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2011, IDI advised the Fund that IDI retained $42,358 in front-end sales commissions from the sale of Class A shares and $59, $67,983 and $8,203 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

16        Invesco China Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended October 31, 2011, there were no significant transfers between investment levels.

	Level 1*	Level 2*	Level 3	Total

Consumer Discretionary	$2,294,485	$21,969,691	$—	$24,264,176

Consumer Staples	—	13,444,765	—	13,444,765

Energy	—	30,375,344	—	30,375,344

Financial	1,941,775	29,431,656	—	31,373,431

Health Care	—	1,799,168		1,799,168

Industrial	—	5,774,052	—	5,774,052

Information Technology	—	14,014,877	—	14,014,877

Materials	—	21,652,411	—	21,652,411

Telecommunication Services	—	12,003,560	—	12,003,560

Utilities	—	874,281	—	874,281

Money Market Funds	976,390	—	—	976,390

Total Investments	$5,212,650	$151,339,805	$—	$156,552,455

*	Transfers occurred between Level 1 and Level 2 due to foreign fair value adjustments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,434.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2011, the Fund paid legal fees of $1,858 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17        Invesco China Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2011 and 2010:

	2011	2010

Ordinary income	$353,079	$1,698,410

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$639,403

Net unrealized appreciation — investments	9,004,592

Net unrealized appreciation-other investments	815

Temporary book/tax differences	(23,071)

Capital loss carryforward	(64,308,255)

Shares of beneficial interest	210,494,172

Total net assets	$155,807,656

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $8,827,310 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2011, which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2016	$52,960,397

October 31, 2017	11,347,858

Total capital loss carryforward	$64,308,255

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2011 was $201,815,570 and $261,337,458, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$19,893,535

Aggregate unrealized (depreciation) of investment securities	(10,888,943)

Net unrealized appreciation of investment securities	$9,004,592

Cost of investments for tax purposes is $147,547,863.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2011, undistributed net investment income was decreased by $55,126 and undistributed net realized gain (loss) was increased by $55,126. This reclassification had no effect on the net assets of the Fund.

18        Invesco China Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended October 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	1,373,489	$28,760,786	3,871,989	$75,343,537

Class B	82,369	1,694,208	343,926	6,527,204

Class C	226,768	4,651,952	881,957	16,794,971

Class Y	223,439	4,551,312	476,792	9,493,755

Institutional Class	10,493	211,702	32,278	609,728

Issued as reinvestment of dividends:
Class A	12,898	277,433	63,085	1,253,500

Class B	—	—	4,074	79,716

Class C	—	—	9,643	188,419

Class Y	2,126	45,798	2,838	56,464

Institutional Class	245	5,271	342	6,807

Automatic conversion of Class B shares to Class A shares:
Class A	53,341	1,096,700	73,949	1,404,908

Class B	(54,627)	(1,096,700)	(75,340)	(1,404,908)

Reacquired:(b)
Class A	(3,203,589)	(66,504,679)	(4,971,913)	(93,986,321)

Class B	(323,017)	(6,472,419)	(471,540)	(8,725,960)

Class C	(1,119,622)	(22,659,605)	(1,173,256)	(21,666,831)

Class Y	(385,703)	(7,938,399)	(260,073)	(4,780,628)

Institutional Class	(11,608)	(246,203)	(20,857)	(395,613)

Net increase (decrease) in share activity	(3,112,998)	$(63,622,843)	(1,212,106)	$(19,201,252)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 10% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $7,202 and $28,816 allocated among the classes based on relative net assets of each class for the years ended October 31, 2011 and 2010, respectively.

19        Invesco China Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset	Net	securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)(b)	operations	income	gains	distributions	of period	return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/11	$21.93	$0.12	$(4.49)	$(4.37)	$(0.04)	$—	$(0.04)	$17.52	(19.96)%	$102,248	1.67	%(e)	1.67	%(e)	0.57	%(e)	97%
Year ended 10/31/10	18.18	0.06	3.83	3.89	(0.14)	—	(0.14)	21.93	21.49	166,662	1.67		1.67		0.30		100
Year ended 10/31/09	9.82	0.11	8.30	8.41	(0.05)	—	(0.05)	18.18	86.04	155,689	1.89		1.90		0.83		98
Year ended 10/31/08	28.59	0.07	(18.15)	(18.08)	(0.01)	(0.68)	(0.69)	9.82	(64.58)	69,460	1.75		1.76		0.39		94
Year ended 10/31/07	10.98	0.01	17.70	17.71	(0.10)	—	(0.10)	28.59	162.36	385,401	1.85		1.86		0.04		102

Class B
Year ended 10/31/11	21.46	(0.04)	(4.37)	(4.41)	—	—	—	17.05	(20.55)	13,988	2.42	(e)	2.42	(e)	(0.18	)(e)	97
Year ended 10/31/10	17.85	(0.09)	3.76	3.67	(0.06)	—	(0.06)	21.46	20.61	23,945	2.42		2.42		(0.45)		100
Year ended 10/31/09	9.66	0.01	8.18	8.19	—	—	—	17.85	84.78	23,468	2.64		2.65		0.08		98
Year ended 10/31/08	28.32	(0.06)	(17.92)	(17.98)	—	(0.68)	(0.68)	9.66	(64.84)	11,625	2.50		2.51		(0.36)		94
Year ended 10/31/07	10.93	(0.14)	17.60	17.46	(0.07)	—	(0.07)	28.32	160.56	51,222	2.60		2.61		(0.71)		102

Class C
Year ended 10/31/11	21.43	(0.04)	(4.37)	(4.41)	—	—	—	17.02	(20.58)	32,319	2.42	(e)	2.42	(e)	(0.18	)(e)	97
Year ended 10/31/10	17.83	(0.09)	3.75	3.66	(0.06)	—	(0.06)	21.43	20.58	59,812	2.42		2.42		(0.45)		100
Year ended 10/31/09	9.65	0.01	8.17	8.18	—	—	—	17.83	84.77	54,780	2.64		2.65		0.08		98
Year ended 10/31/08	28.29	(0.06)	(17.90)	(17.96)	—	(0.68)	(0.68)	9.65	(64.83)	21,548	2.50		2.51		(0.36)		94
Year ended 10/31/07	10.92	(0.14)	17.58	17.44	(0.07)	—	(0.07)	28.29	160.52	127,122	2.60		2.61		(0.71)		102

Class Y
Year ended 10/31/11	22.01	0.17	(4.51)	(4.34)	(0.09)	—	(0.09)	17.58	(19.78)	6,483	1.42	(e)	1.42	(e)	0.82	(e)	97
Year ended 10/31/10	18.23	0.10	3.85	3.95	(0.17)	—	(0.17)	22.01	21.76	11,638	1.42		1.42		0.55		100
Year ended 10/31/09	9.82	0.16	8.30	8.46	(0.05)	—	(0.05)	18.23	86.55	5,637	1.64		1.65		1.08		98
Period ended 10/31/08(f)	12.02	0.00	(2.20)	(2.20)	—	—	—	9.82	(18.30)	569	1.80	(g)	1.81	(g)	0.34	(g)	94

Institutional Class
Year ended 10/31/11	22.04	0.21	(4.51)	(4.30)	(0.13)	—	(0.13)	17.61	(19.61)	770	1.23	(e)	1.23	(e)	1.01	(e)	97
Year ended 10/31/10	18.25	0.14	3.86	4.00	(0.21)	—	(0.21)	22.04	22.04	982	1.25		1.25		0.72		100
Year ended 10/31/09	9.91	0.20	8.33	8.53	(0.19)	—	(0.19)	18.25	87.28	599	1.27		1.28		1.45		98
Year ended 10/31/08	28.72	0.17	(18.25)	(18.08)	(0.05)	(0.68)	(0.73)	9.91	(64.37)	259	1.26		1.27		0.88		94
Year ended 10/31/07	10.99	0.09	17.74	17.83	(0.10)	—	(0.10)	28.72	163.45	3,658	1.35		1.36		0.53		102

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fess added to shares of beneficial interest which were less than $0.005 per share for the years ended October 31, 2011, 2010 and 2009, respectively. Redemption fees added to shares of beneficial interest for Class A, Class B, Class C and Institutional Class shares were $0.02 and $0.03 per share for the years ended October 31, 2008 and 2007, respectively.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $136,286, $19,609, $46,246, $8,868 and $882 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

20        Invesco China Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco China Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco China Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
December 21, 2011

21        Invesco China Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
			Expenses		Expenses	Annualized
Share	Beginning	Ending	Paid During	Ending	Paid During	Expense
Class	Account Value	Account Value	Period	Account Value	Period	Ratio
Class A	$1,000.00	$784.90	$7.56	$1,016.74	$8.54	1.68%

Class B	1,000.00	781.70	10.91	1,012.96	12.33	2.43

Class C	1,000.00	782.20	10.92	1,012.96	12.33	2.43

Class Y	1,000.00	785.90	6.44	1,018.00	7.27	1.43

Institutional	1,000.00	786.90	5.40	1,019.16	6.11	1.20

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2011 through October 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        Invesco China Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco China Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s considerations of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.
  The Board noted that the Fund recently began operations and that only four calendar years of comparative performance data was available. The Board compared the Fund’s performance during the past one and three calendar years to the performance of funds in the Lipper performance universe and against the Lipper China Region Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile

23        Invesco China Fund

of the performance universe for the one year period and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that there were no other domestic mutual funds comparable to the Fund advised by Invesco Advisors. However, the Board compared the Fund’s sub-advisory fee rate to the sub-advisory fee rates of other clients of Invesco Hong Kong Limited with investment strategies comparable to those of the Fund. The Board noted that the Fund’s sub-advisory fee rate was below the rate for one offshore fund sub-advised by Invesco Hong Kong Limited.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies similar to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were often more comparable. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

24        Invesco China Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        Invesco China Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			141	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			141	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	141	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco China Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	141	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			141	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	141	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	Director of Long Cove Club Owners’ Association (home owner’s association)

T-2        Invesco China Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange--Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

T-3        Invesco China Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco China Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

CHI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2011

Invesco Commodities Strategy Fund
Nasdaq:
A: COAAX ■ B: COAHX ■ C: COACX ■ R: COARX ■ Y: COAIX ■ Institutional: COAJX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Consolidated Schedule of Investments
11	Consolidated Financial Statements
13	Notes to Consolidated Financial Statements
22	Consolidated Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012 – just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed in the year just ended – how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 – and are likely to see again in 2012.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Commodities Strategy Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Commodities Strategy Fund

Management’s Discussion of Fund Performance

Performance summary
Please note that the Fund’s fiscal year-end has changed from July 31 to October 31; therefore, the period covered by this report is from July 31, 2011, the date of the last annual report, through October 31, 2011, the Fund’s new fiscal year-end.
     For the three months ended October 31, 2011, Class A shares of Invesco Commodities Strategy Fund, at net asset value, returned -8.54% and slightly underperformed the Dow Jones-UBS Commodity Total Return Index, the Fund’s broad market/ style-specific benchmark. Weaknesses within the industrial metals, energy and agriculture commodity sectors were the main detractors from absolute and relative performance. Most of the Fund’s underperformance occurred in September, when agricultural commodities and industrial metals suffered deep declines.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 7/31/11 to 10/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.54%

Class B Shares	-8.70

Class C Shares	-8.69

Class R Shares	-8.62

Class Y Shares	-8.45

Institutional Class Shares	-8.47

Dow Jones-UBS Commodity Total Return Index▼ (Broad Market/Style-Specific Index)	-8.18

Source(s): ▼ Lipper Inc.

How we invest
The Fund, under normal circumstances, uses an index-based investment process in an effort to provide the returns of the Dow Jones-UBS Commodity Total Return Index through the use of commodity-linked notes, commodity total return swaps, commodity futures and money market instruments. Additionally, the Fund employs an actively managed, quantitative investment approach that seeks to generate incremental return (alpha) above the Dow Jones-UBS Commodity Total Return Index. The Fund will seek to gain exposure to the commodity markets primarily through investments in Invesco Cayman Commodity Fund II Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Relative to

Portfolio Composition
By commodity sector

Energy	31.6%

Agriculture	29.7

Precious Metals	21.9

Industrial Metals	16.8

Total Net Assets	$90.8 million
Total Number of Holdings*	5
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding U.S. Treasury and money market fund holdings.
index-based commodity funds that are passively managed, the Fund seeks to provide greater capital loss protection during down markets using our active three-step investment process. This process is designed to balance the risk among the main commodity sectors such that no one sector drives the portfolio’s performance.
     The first step involves asset selection. We select representative commodity assets to gain exposure to each of the following commodity sectors: agriculture, energy, industrial metals and precious metals. Our selection process (1) evaluates a particular asset’s performance among other assets within a commodity sector and how the asset has performed during different market cycles; (2) screens the identified commodity assets to meet minimum liquidity criteria; and (3) reviews the expected correlation among the selected commodity assets and the expected risk for each commodity asset to determine whether the selected commodity assets are likely to improve the expected risk-adjusted return of the Fund.
     The second step involves portfolio construction. Proprietary estimates for risk and correlation are used to create a potential portfolio of investments for the Fund. We re-estimate the risk, contributed by each commodity asset, and rebalance the portfolio monthly or when new commodity assets are introduced to the Fund.
     The final step involves active positioning. We actively adjust commodity positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described above. We balance these two competing ideas – opportunity for excess return from active positioning and the need to maintain commodity asset class exposure set forth in the balanced-risk portfolio structure – by setting controlled tactical ranges around the long-term commodity asset allocation. The resulting commodity asset allocation is then implemented by purchasing or selling derivatives, other commodity-linked instruments, exchange-traded funds, cash and cash equivalent instruments, including affiliated money market funds. By using derivatives, the Fund is potentially able to gain greater exposure to commodity assets within each commodity sector than would be possible using cash instruments, and is able to balance the amount of risk each commodity asset contributes to the Fund.
     When executing the investment process described above, we may purchase commodity-linked derivative instruments, such as futures and/or swap contracts on different types of commodity assets. We purchase these commodity-linked derivatives to obtain both long and short positions to actively balance the risk associated with different types of commodity assets and sectors. When taking a long position, we generally believe that the price of the referenced commodity will go up. When taking a short position, we generally believe that the price of the referenced commodity will go down.

Market conditions and your Fund
The beginning of the reporting period was marked by the continuing volatility of risky assets as global equities and most commodities experienced meaningful weakness. Several equity markets posted losses and economically sensitive commodities like crude oil and copper were especially hard hit. Of particular interest was the behavior of Hong Kong equities and copper which are often viewed as bellwethers for the health of the global economy. Tactical overweights to copper and soy meal hindered Fund performance during this time.

4 Invesco Commodities Strategy Fund

     Commodities rebounded sharply by the close of the reporting period, helped by expectations for continued accommodative monetary policy as a result of the implementation of the European Financial Stability Facility, which is intended to safeguard financial stability in Europe by providing financial assistance to European nations. The Fund’s exposure to energy and industrial metals – especially crude oil and copper – was the largest contributor to returns during October, limiting losses for the reporting period.
     Please note that the Fund’s strategy is principally implemented with derivative instruments which include futures and total return swaps. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments.
     Thank you for your continued commitment to Invesco Commodities Strategy Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Commodities Strategy Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Commodities Strategy Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University with a concentration in finance and real estate.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Commodities Strategy Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Commodities Strategy Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Commodities Strategy Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.
Assisted by the Global Asset
Allocation Team

5 Invesco Commodities Strategy Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes Since Inception
Fund and index data from 4/30/08

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;
performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Commodities Strategy Fund

Average Annual Total Returns
As of 10/31/11, including maximum applicable sales
charges

Class A Shares

Inception (4/30/08)	-10.84%

1 Year	-3.60

Class B Shares

Inception (2/5/10)	7.04%

1 Year	-3.77

Class C Shares

Inception (4/30/08)	-10.07%

1 Year	0.35

Class R Shares

Inception (4/30/08)	-9.63%

1 Year	1.80

Class Y Shares

Inception (4/30/08)	-9.16%

1 Year	2.27

Institutional Class Shares

Inception	-9.24%

1 Year	2.40
Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Morgan Stanley Commodities Alpha Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Commodities Strategy Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Commodities Strategy Fund. Share class returns will differ from the predecessor fund because of different expenses.

Average Annual Total Returns
As of 9/30/11, the most recent calendar quarter-end,
including maximum applicable sales charges

Class A Shares

Inception (4/30/08)	-12.90%

1 Year	-5.70

Class B Shares

Inception (2/5/10)	2.81%

1 Year	-5.78

Class C Shares

Inception (4/30/08)	-12.12%

1 Year	-1.78

Class R Shares

Inception (4/30/08)	-11.68%

1 Year	-0.40

Class Y Shares

Inception (4/30/08)	-11.23%

1 Year	0.04

Institutional Class Shares

Inception	-11.30%

1 Year	0.19
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.21%, 1.96%, 1.96%, 1.46%, 0.96% and 0.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or expenses in the past, performance would have been lower.

continued from page 8

■	U.S. government obligations risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

■	Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

About indexes used in this report
■	The Dow Jones-UBS Commodity Total Return Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

7 Invesco Commodities Strategy Fund

Invesco Commodities Strategy Fund’s investment objective is long-term total return.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Commodity risk. The Fund’s and the Subsidiary’s investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
■	Commodity-linked notes risk. The Fund’s investments in commodity-linked notes involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional special risks, such as the lack of a secondary market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
■	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments, including derivatives and commodities. Because the Subsidiary is not registered under the Investment Company Act of 1940, the Fund, as the sole investor in the Subsidiary, will not have the protections offered to investors in U.S. registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.
■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
     The derivative instruments and techniques that the Fund and the Subsidiary may principally use include:
     Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.
     Futures. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Tax risk. If the Internal Revenue Service were to change its position, as set out in a number of private letter rulings (which the Fund may not cite as precedent), such that the Fund’s income from the Subsidiary and commodity-linked notes is not “qualifying income,” the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board may authorize a significant change in investment strategy or Fund liquidation.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	COAAX
Class B Shares	COAHX
Class C Shares	COACX
Class R Shares	COARX
Class Y Shares	COAIX
Institutional Class Shares	COAJX

8 Invesco Commodities Strategy Fund

Consolidated Schedule of Investments

October 31, 2011

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

U.S. Treasury Securities–41.84%(a)(b)
U.S. Treasury Bills	0.12%	01/26/12	$8,000,000	$7,999,905

U.S. Treasury Bills	0.01%	01/26/12	30,000,000	29,999,642

Total U.S. Treasury Securities (Cost $37,996,978)				37,999,547

		Expiration
		Date
Commodity-Linked Securities–28.13%
Cargill Commodity Linked Note, one-month U.S. Dollar LIBOR minus 0.10% (linked to the Dow Jones–UBS Commodities Index Total Return, multiplied by 3)		12/29/11	3,334,000	3,597,222

Swedish Export Credit Corp. Commodity Linked Note, three-month U.S. Dollar LIBOR minus 0.40% (linked to the Dow Jones–UBS SM Enhanced E 95 Total Return Index, multiplied by 3) (Sweden)		11/20/12	11,540,000	11,708,836

UBS Commodity Linked Note, one-month U.S. Dollar LIBOR minus 0.10% (linked to the Dow Jones–UBS Commodities Index Total Return, multiplied by 3)		12/22/11	3,330,000	3,588,969

UBS Commodity Linked Note, one-month U.S. Dollar LIBOR minus 0.10% (linked to the Dow Jones–UBS Commodities Index Total Return, multiplied by 3)		12/21/11	6,266,667	6,649,807

Total Commodity-Linked Securities (Cost $24,470,667)				25,544,834

			Shares
Exchange Traded Fund–2.72%
PowerShares DB Gold Fund(c) (Cost $1,929,555)			41,100	2,470,521

Money Market Funds–26.84%
Liquid Assets Portfolio–Institutional Class(d)			8,550,672	8,550,672

Premier Portfolio–Institutional Class(d)			8,550,672	8,550,672

STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio–Institutional Class(d)			7,272,889	7,272,889

Total Money Market Funds (Cost $24,374,233)				24,374,233

TOTAL INVESTMENTS–99.53% (Cost $88,771,433)				90,389,135

OTHER ASSETS LESS LIABILITIES–0.47%				428,968

NET ASSETS–100.00%				$90,818,103

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1J, 1K and Note 4.
(c)	Not an affiliate of the Fund or its investment adviser.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9        Invesco Commodities Strategy Fund

Open Futures Contracts and Swap Agreements at Period-End
				Unrealized
	Number of	Expiration	Notional	Appreciation
	Contracts	Month	Value	(Depreciation)

Long Contracts

100 Ounce Gold	31	December-2011	$5,348,120	$337,563

Live cattle	13	December-2011	616,720	(22,276)

LME copper	25	March-2012	4,996,875	737,152

WTI Light Sweet Crude Oil	61	January-2012	5,677,880	941,047

Subtotal			$16,639,595	$1,993,486

Short Contracts

Coffee C	3	December-2011	$(255,319)	$870

Corn	6	December-2011	(194,100)	(19,679)

Cotton No. 2	6	December-2011	(306,870)	21,976

LME copper	2	January-2012	(399,700)	(63,261)

Soybean	5	January-2012	(304,312)	3,234

Soybean oil	13	December-2011	(399,126)	(15,674)

Sugar No. 11	9	March-2012	(259,762)	(12,578)

Wheat	6	December-2011	(188,475)	(8,162)

WTI Light Sweet Crude Oil	10	April-2012	(928,300)	(144,130)

Subtotal			$(3,235,964)	$(237,404)

Total Futures Contracts				$1,756,082

		Notional	Termination
Swap Agreements	Counterparty	Value	Date

Receive a return equal to Goldman Sachs Soybean Meal Total Return Strategy and pay a floating rate based on a 1-month U.S. T-Bill auction high rate plus 30 basis points	Goldman Sachs	$4,419,242	November-2011	$107,403

Receive a floating rate equal to 3-month U.S. T-Bill auction high rate and pay a return equal to Dow Jones-UBS Commodities Index Total Return plus 20 basis points	Goldman Sachs	3,493,301	October-2012	(62,808)

Total Swap Agreements		$7,912,543		$44,595

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10        Invesco Commodities Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $64,397,200)	$66,014,902

Investments in affiliated money market funds, at value and cost	24,374,233

Total investments, at value (Cost $88,771,433)	90,389,135

Receivable for:
Deposits with brokers for open futures contracts	4,155,073

Investments sold	9,361,494

Fund shares sold	252

Dividends	5,510

Unrealized appreciation on swap agreements	44,595

Investment for trustee deferred compensation and retirement plans	2,300

Other assets	33,348

Total assets	103,991,707

Liabilities:
Payable for:
Investments purchased	11,540,000

Fund shares reacquired	347,851

Variation margin	987,411

Accrued fees to affiliates	127,676

Accrued other operating expenses	106,977

Trustee deferred compensation and retirement plans	63,689

Total liabilities	13,173,604

Net assets applicable to shares outstanding	$90,818,103

Net assets consist of:
Shares of beneficial interest	$84,177,303

Undistributed net investment income	4,108,789

Undistributed net realized gain (loss)	(886,774)

Unrealized appreciation	3,418,785

$90,818,103

Net Assets:
Class A	$70,652,848

Class B	$7,366,146

Class C	$7,442,865

Class R	$207,360

Class Y	$5,095,107

Institutional Class	$53,777

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	3,490,280

Class B	369,527

Class C	372,793

Class R	10,289

Class Y	250,233

Institutional Class	2,631

Class A:
Net asset value per share	$20.24

Maximum offering price per share
(Net asset value of $20.24 divided by 94.50%)	$21.42

Class B:
Net asset value and offering price per share	$19.93

Class C:
Net asset value and offering price per share	$19.97

Class R:
Net asset value and offering price per share	$20.15

Class Y:
Net asset value and offering price per share	$20.36

Institutional Class:
Net asset value and offering price per share	$20.44

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11        Invesco Commodities Strategy Fund

Consolidated Statement of Operations

For the three months ended October 31, 2011 and the year ended July 31, 2011

	October 31,	July 31,
	2011	2011

Investment income:
Interest	$23,403	$165,072

Dividends from affiliated money market funds	6,834	36,022

Total investment income	30,237	201,094

Expenses:
Advisory fees	121,717	545,520

Administrative services fees	12,603	50,000

Custodian fees	2,680	17,293

Distribution fees:
Class A	46,727	206,663

Class B	20,433	107,990

Class C	21,786	82,876

Class R	266	640

Transfer agent fees — A, B, C, R and Y	61,817	171,168

Transfer agent fees — Institutional	8	—

Trustees’ and officers’ fees and benefits	5,904	16,924

Registration and filing fees	17,995	97,308

Reports to shareholders	23,410	—

Professional services fees	10,056	81,400

Other	3,557	64,032

Total expenses	348,959	1,441,814

Less: Fees waived and expenses reimbursed	(15,823)	(47,250)

Net expenses	333,136	1,394,564

Net investment income (loss)	(302,899)	(1,193,470)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(3,092,775)	18,457,532

Futures contracts	(2,988,167)	4,386,716

Swap agreements	(592,794)	512,733

	(6,673,736)	23,356,981

Change in net unrealized appreciation (depreciation) of:
Investment securities	(3,331,034)	(446,187)

Foreign currencies	(374)	1,060

Futures contracts	1,642,041	(540,767)

Swap agreements	(340,899)	578,025

	(2,030,266)	(407,869)

Net realized and unrealized gain (loss)	(8,704,002)	22,949,112

Net increase (decrease) in net assets resulting from operations	$(9,006,901)	$21,755,642

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12        Invesco Commodities Strategy Fund

Consolidated Statement of Changes in Net Assets

For the three months ended October 31, 2011 and the years ended July 31, 2011 and 2010

	October 31,	July 31,	July 31,
	2011	2011	2010

Operations:
Net investment income (loss)	$(302,899)	$(1,193,470)	$(841,987)

Net realized gain (loss)	(6,673,736)	23,356,981	6,029,264

Change in net unrealized appreciation (depreciation)	(2,030,266)	(407,869)	1,425,390

Net increase (decrease) in net assets resulting from operations	(9,006,901)	21,755,642	6,612,667

Distributions to shareholders from net investment income:
Class A	—	(1,932,809)	—

Class B	—	(216,652)	—

Class C	—	(160,154)	—

Class R	—	(2,526)	—

Class Y	—	(139,066)	—

Institutional Class	—	(283)	—

Total distributions from net investment income	—	(2,451,490)	—

Share transactions–net:
Class A	(3,560,097)	(10,669,592)	67,549,809

Class B	(967,156)	(4,121,844)	10,564,434

Class C	(1,689,954)	738,340	5,120,349

Class R	4,583	179,166	(75,734)

Class Y	(63,077)	(2,008,396)	(32,023,070)

Institutional Class	—	(1,298,653)	1,192,103

Net increase (decrease) in net assets resulting from share transactions	(6,275,701)	(17,180,979)	52,327,891

Net increase (decrease) in net assets	(15,282,602)	2,123,173	58,940,558

Net assets:
Beginning of period	106,100,705	103,977,532	45,036,974

End of period (includes undistributed net investment income (loss) of $4,108,789, $4,054,285 and $(1,405,341), respectively)	$90,818,103	$106,100,705	$103,977,532

Notes to Consolidated Financial Statements

October 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Commodities Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On October 31, 2011, the Fund’s fiscal year-end changed from July 31 to October 31.
  The Fund’s investment objective is long-term total return.
  The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund II Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other

13        Invesco Commodities Strategy Fund

Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

14        Invesco Commodities Strategy Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.	Change in Accounting Policy — Consolidated Financial Statements — The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. Prior to January 31, 2011, the financial statements for both the Fund and its Subsidiary were presented as stand alone entities. The change in policy was implemented to provide shareholders of the Fund with a more accurate and transparent portrayal of the Fund’s investment strategy, financial position and the results of its operations and more fully reflects the fact that the sole purpose of the Subsidiary is to serve as a vehicle through which the Fund gains additional exposure to commodities. The result of the policy change did not have an impact on total net assets of the Fund, but resulted in the following changes to the financial statements. As of the beginning of the Fund’s fiscal period, the financial statement line items on the Statement of Assets and Liabilities were affected by the change as follows: Investments, at value increased $20,867,104 and wholly-owned subsidiary, at value decreased by $20,867,104. Undistributed net investment income increased $54,249; undistributed net realized gain (loss) increased $1,103,893 and unrealized appreciation decreased $1,158,142. For the year ended July 31, 2011, the financial statement line items on the Statement of Operations were affected by the change as follows: Total investment income increased $61,121, advisory fees increased $109,982, other expenses increased $36,373 and net investment income (loss) decreased $85,234. For the years ended July 31, 2011 and July 31, 2010, the following changes were made to the Statement of Changes in Net Assets: Net investment income (loss) decreased $85,234 and $627, respectively; net realized gains increased $4,327,473 and $139,102, respectively, and change in net unrealized appreciation (depreciation) decreased $4,242,239 and $138,475, respectively.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.
Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments.

15        Invesco Commodities Strategy Fund

Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
M.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and

16        Invesco Commodities Strategy Fund

other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
N.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor at the annual rate of 0.50% of the Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth above.
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.25%, 2.00%, 2.00%, 1.50%, 1.00% and 1.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; (5) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (6) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period August 1, 2011 to October 31, 2011, the Adviser waived advisory fees of $11,874 and reimbursed class level expenses of $3,949 for Class A, Class B, Class C, Class R and Class Y shares in proportion to the relative net assets of such classes and the year ended July 31, 2011, the Adviser waived advisory fees of $47,113.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period August 1, 2011 to October 31, 2011 and the year ended July 31, 2011, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period August 1, 2011 to October 31, 2011 and the year ended July 31, 2011, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average daily net assets of Class C shares; and (4) Class R — up to 0.50% of the average daily net assets of Class R shares.
  In the case of Class B and Class C shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B and Class C shares.
  For the period August 1, 2011 to October 31, 2011 and the year ended July 31, 2011, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period August 1, 2011 to October 31, 2011, IDI advised the Fund that IDI retained $218 in front-end sales commissions from the sale of Class A shares and $0, $1,201 and $1,444 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the year ended July 31, 2011, IDI advised the Fund that IDI retained $8,733 in front-end sales commissions from the sale of Class A shares and $299, $11,573 and $434 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

17        Invesco Commodities Strategy Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
  During the period August 1, 2011 to October 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Commodity-Linked Securities	$—	$25,544,834	$—	$25,544,834

Exchange Traded Fund	2,470,521	—	—	2,470,521

Money Market Funds	24,374,233	—	—	24,374,233

U.S. Treasury Debt Securities	—	37,999,547	—	37,999,547

	$26,844,754	$63,544,381	$—	$90,389,135

Futures and Swap Agreements*	1,756,082	44,595	—	1,800,677

Total Investments	$28,600,836	$63,588,976	$—	$92,189,812

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the consolidated financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of October 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Commodity risk
Futures contracts(a)	$2,041,842	$(285,760)

Commodity risk
Swap agreements(b)	107,403	(62,808)

	$2,149,245	$(348,568)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets & Liabilities.
(b)	Values are included on the Consolidated Statement of Assets and Liabilities under the Unrealized appreciation on swap agreements.

18        Invesco Commodities Strategy Fund

Effect of Derivative Instruments for the period August 1, 2011 to October 31, 2011 and the year ended July 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Consolidated Statement of Operations
	October 31, 2011		July 31, 2011
		Swap		Swap
	Futures*	Agreements*	Futures*	Agreements*

Realized Gain (Loss)
Commodity risk	$(2,988,167)	$(592,794)	$4,386,716	$512,733

Change in Unrealized Appreciation (Depreciation)
Commodity risk	1,642,041	(340,899)	(540,767)	578,025

Total	$(1,346,126)	$(933,693)	$3,845,949	$1,090,758

*	The average notional value outstanding of futures and swap agreements during the period was $19,573,290 and $24,460,680, respectively. The average notional value outstanding of futures and swap agreements during the year ended July 31, 2011 was $21,362,965 and $12,385,040, respectively.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period August 1, 2011 to October 31, 2011 and the year ended July 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $0 and $137, respectively.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period August 1, 2011 to October 31, 2011 and the year ended July 31, 2011, the Fund paid legal fees of $1,647 and $1,595, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period August 1, 2011 to October 31, 2011 and the
Years Ended July 31, 2011 and 2010:

	Three months ended	Year ended	Year ended
	October 31, 2011	July 31, 2011	July 31, 2010

Ordinary income	$—	$2,451,490	$—

19        Invesco Commodities Strategy Fund

Tax Components of Net Assets at Period-End:

As of October 31, 2011, the components of net assets on a tax basis were as follows:

2011

Undistributed ordinary income	$7,650,776

Undistributed long-term gain	9,830,344

Net unrealized appreciation — investments	1,437,141

Net unrealized appreciation — other investments	718,366

Temporary book/tax differences	(66,960)

Capital loss carryforward	(12,928,867)

Shares of beneficial interest	84,177,303

Total net assets	$90,818,103

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to partnership distributions and swap agreements adjustments.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $5,596,943 of capital loss carryforward in the fiscal year ending October 31, 2012.
  The Fund has a capital loss carryforward as of October 31, 2011, which expires as follows:

	Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

October 31, 2016	$9,263,864	$—	$9,263,864

October 31, 2017	276,503	—	276,503

Not subject to expiration	3,368,467	20,033	3,388,500

Total capital loss carryforward	$12,908,834	$20,033	$12,928,867

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period August 1, 2011 to October 31, 2011 was $11,540,000 and $10,406,653, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,437,141

Aggregate unrealized (depreciation) of investment securities	—

Net unrealized appreciation of investment securities	$1,437,141

Cost of investments for tax purposes is $88,951,994.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of disallowed capital loss carryforward, net operating losses and net capital gains from the Subsidiary, on October 31, 2011, undistributed net investment income (loss) was increased by $357,403, undistributed net realized gain (loss) was increased by $3,360,193 and shares of beneficial interest decreased by $3,717,596. This reclassification had no effect on the net assets of the Fund.

20        Invesco Commodities Strategy Fund

NOTE 11—Share Information

	Summary of Share Activity

	Three months ended
	October 31,		Year ended July 31,
	2011(a)		2011		2010
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	11,048	$233,249	313,129	$6,674,587	133,071	$2,443,431

Class B(b)	3,151	65,990	33,974	718,223	—	—

Class C	1,562	33,168	128,378	2,749,015	22,326	415,210

Class R	426	8,646	8,631	180,566	913	17,280

Class Y	269	5,759	15,772	342,594	192,434	3,531,920

Institutional Class(b)	—	—	29,414	562,629	96,495	1,718,197

Issued as reinvestment of dividends:
Class A	—	—	84,559	1,747,833	—	—

Class B	—	—	9,483	194,391	—	—

Class C	—	—	6,865	140,802	—	—

Class R	—	—	121	2,504	—	—

Class Y	—	—	6,067	125,892	—	—

Issued in connection with acquisition:(c)
Class A	—	—	—	—	4,398,198	77,188,378

Class B	—	—	—	—	877,143	15,297,433

Class C	—	—	—	—	410,565	7,160,253

Class Y	—	—	—	—	304,313	5,352,859

Automatic conversion of Class B shares to Class A shares:
Class A	22,654	467,073	100,110	2,107,668	36,656	658,711

Class B	(22,987)	(467,073)	(101,248)	(2,107,668)	(36,975)	(658,711)

Reacquired:
Class A	(204,114)	(4,260,419)	(1,012,867)	(21,199,680)	(699,405)	(12,740,711)

Class B	(27,518)	(566,073)	(139,391)	(2,926,790)	(226,105)	(4,074,288)

Class C	(89,767)	(1,723,122)	(104,379)	(2,151,477)	(135,446)	(2,455,114)

Class R	(194)	(4,063)	(174)	(3,904)	(5,048)	(93,014)

Class Y	(3,231)	(68,836)	(124,534)	(2,476,882)	(2,169,421)	(40,907,849)

Institutional Class	—	—	(93,343)	(1,861,282)	(29,935)	(526,094)

Net increase (decrease) in share activity	(308,701)	$(6,275,701)	(839,433)	$(17,180,979)	3,169,779	$52,327,891

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 72% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Commencement date of February 5, 2010 and June 1, 2010 for Class B and Institutional Class, respectively.
(c)	As of the opening of business on February 8, 2010, the Fund acquired all the net assets of Morgan Stanley Natural Resource Development Securities Inc. pursuant to a plan of reorganization approved by the Trustees of the Fund on September 24, 2009 and by the shareholders of Morgan Stanley Natural Resource Development Securities Inc. on January 12, 2010. The acquisition was accomplished by a tax-free exchange of 5,990,219 shares of the Fund for 9,831,116 shares outstanding of Morgan Stanley Natural Resource Development Securities Inc. as of the close of business on February 5, 2010. Each class of Morgan Stanley Natural Resource Development Securities Inc. was exchanged for the like class of shares of the Fund based on the relative net asset value of Morgan Stanley Natural Resource Development Securities Inc. to the net asset value of the Fund on the close of business, February 5, 2010. Morgan Stanley Natural Resource Development Securities Inc.’s net assets at that date of $104,998,923 were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $42,605,601.

21        Invesco Commodities Strategy Fund

NOTE 12—Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset	Net		(losses) on			Dividends					net assets		assets without		investment
	value,	investment		securities (both		Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and		investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Rebate from		Portfolio
	of period	(loss)(a)		unrealized)		operations	income	of period	return(b)		(000s omitted)	absorbed		absorbed		net assets		affiliates		turnover(c)

Class A
Three months ended 10/31/11	$22.13	$(0.06)		$(1.83)		$(1.89)	$—	$20.24	(8.54)%		$70,653	1.25	%(d)	1.32	%(d)	(1.13	)%(d)	—%		22%
Year ended 07/31/11	18.45	(0.21)		4.38		4.17	(0.49)	22.13	22.82		81,005	1.17		1.21		(0.98)		—		69
Year ended 07/31/10	18.19	(0.18	)(e)	0.44	(e)	0.26	—	18.45	1.43		77,046	1.15	(e)	1.21	(e)	(1.00	)(e)	—		131
Year ended 07/31/09	29.55	(0.07	)(e)	(10.90	)(e)	(10.97)	(0.39)	18.19	(36.93)		5,528	1.45	(e)(f)	2.53	(e)(f)	(0.41	)(e)(f))(g)	0.05		225
Year ended 07/31/08(h)	30.00	0.10	(e)	(0.55	)(e)	(0.45)	—	29.55	(1.50)		6,342	1.38	(e)(f)(i)	1.38	(e)(f)(i)	1.27	(e)(f)(i)	0.00	(i)(j)	6

Class B
Three months ended 10/31/11	21.83	(0.10)		(1.80)		(1.90)	—	19.93	(8.70)		7,366	2.00	(d)	2.07	(d)	(1.88	)(d)	—		22
Year ended 07/31/11	18.27	(0.36)		4.32		3.96	(0.40)	21.83	21.83		9,101	1.92		1.96		(1.73)		—		69
Year ended 07/31/10(h)	17.44	(0.15	)(e)	0.98	(e)	0.83	—	18.27	4.76		11,221	1.90	(e)(i)	1.96	(e)(i)	(1.75	)(e)(i)	—		131

Class C
Three months ended 10/31/11	21.87	(0.10)		(1.80)		(1.90)	—	19.97	(8.69	)(k)	7,443	1.98	(d)(k)	2.05	(d)(k)	(1.86	)(d)(k)	—		22
Year ended 07/31/11	18.27	(0.34)		4.34		4.00	(0.40)	21.87	22.05		10,082	1.80		1.84		(1.61)		—		69
Year ended 07/31/10	18.15	(0.32	)(e)	0.44	(e)	0.12	—	18.27	0.66		7,859	1.90	(e)	1.96	(e)	(1.75	)(e)	—		131
Year ended 07/31/09	29.47	(0.21	)(e)	(10.86	)(e)	(11.07)	(0.25)	18.15	(37.47)		2,408	2.22	(e)(f)	3.30	(e)(f)	(1.17	)(e)(f)(g)	0.05		225
Year ended 07/31/08(h)	30.00	0.04	(e)	(0.57	)(e)	(0.53)	—	29.47	(1.70)		5,111	2.13	(e(f)(i)	2.13	(e)(f)(i)	0.53	(e)(f)(i)	0.00	(i)(j)	6

Class R
Three months ended 10/31/11	22.04	(0.07)		(1.82)		(1.89)	—	20.15	(8.58)		207	1.50	(d)	1.57	(d)	(1.38	)(d)	—		22
Year ended 07/31/11	18.39	(0.27)		4.38		4.11	(0.46)	22.04	22.54		222	1.42		1.46		(1.23)		—		69
Year ended 07/31/10	18.18	(0.23	)(e)	0.44	(e)	0.21	—	18.39	1.16		27	1.40	(e)	1.46	(e)	(1.25	)(e)	—		131
Year ended 07/31/09	29.53	(0.12	)(e)	(10.90	)(e)	(11.02)	(0.33)	18.18	(37.13)		102	1.72	(e)(f)	2.80	(e)(f)	(0.67	)(e)(f)(g)	0.05		225
Year ended 07/31/08(h)	30.00	0.03	(e)	(0.50	)(e)	(0.47)	—	29.53	(1.57)		146	1.68	(e)(f)(i)	1.68	(e)(f)(i)	0.39	(e)(f)(i)	0.00	(i)(j)	6

Class Y
Three months ended 10/31/11	22.24	(0.05)		(1.83)		(1.88)	—	20.36	(8.45)		5,095	1.00	(d)	1.07	(d)	(0.88	)(d)	—		22
Year ended 07/31/11	18.52	(0.15)		4.39		4.24	(0.52)	22.24	23.11		5,632	0.92		0.96		(0.73)		—		69
Year ended 07/31/10	18.21	(0.14	)(e)	0.45	(e)	0.31	—	18.52	1.70		6,591	0.90	(e)	0.96	(e)	(0.75	)(e)	—		131
Year ended 07/31/09	29.57	(0.03	)(e)	(10.91	)(e)	(10.94)	(0.42)	18.21	(36.77)		36,939	1.22	(e)(f)	2.30	(e)(f)	(0.17	)(e)(f)(g)	0.05		225
Year ended 07/31/08(h)	30.00	0.07	(e)	(0.50	)(e)	(0.43)	—	29.57	(1.47)		49,066	1.19	(e)(f)(i)	1.19	(e)(f)(i)	0.88	(e)(f)(i)	0.00	(i)(j)	6

Institutional Class
Three months ended 10/31/11	22.32	(0.04)		(1.84)		(1.88)	—	20.44	(8.42)		54	0.82	(d)	0.87	(d)	(0.70	)(d)	—		22
Year ended 07/31/11	18.53	(0.11)		4.39		4.28	(0.49)	22.32	23.28		59	0.75		0.79		(0.56)		—		69
Year ended 07/31/10(h)	17.29	(0.02	)(e)	1.26	(e)	1.24	—	18.53	7.17		1,233	0.89	(e)(i)	0.95	(e)(i)	(0.74	)(e)(i)	—		131

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s) of $74,154, $8,106, $8,801 $, $211, $5,252 and $55 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Effective January 31, 2011, the Fund began reporting operations of its wholly-owned subsidiary on a consolidated basis. Had the Fund reported on a consolidated basis in prior periods, ratio of expenses to average net assets without fee waivers and/or expense reimbursements would have increased by 0.13%, 0.18% and 0.04% for the years ended July 31, 2008, 2009 and 2010, respectively. The ratio of expenses to average net assets with fee waivers and/or expense reimbursements would have increased 0.00%, 0.00% and 0.02%, respectively for the same time period. The ratio of net investment income (loss) to average net assets would have increased 0.14%, 0.08% and 0.00% for the years ended July 31, 2008, 2009 and 2010, respectively. This change did not have a material impact to net investment income (loss) per share or net realized and unrealized gain (loss) per share.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(g)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements for Class A, Class C, Class R and Class Y was (1.48)%, (2.25)%, (1.75)% and (1.25)%, respectively, for the year ended July 31, 2009.
(h)	Commencement date of April 30, 2008 for Class A, Class C Class R and Class Y shares. Commencement date of February 5, 2010 and June 1, 2010 for Class B and Institutional Class shares, respectively.
(i)	Annualized.
(j)	Amount is less than 0.005%.
(k)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.98% for the period ended October 31, 2011.

NOTE 13—Proposed Reorganization

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Balanced-Risk Commodity Strategy Fund (the “Acquiring Fund”).
  The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2012. Upon closing of the reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations.

22        Invesco Commodities Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Commodities Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the consolidated financial position of Invesco Commodities Strategy Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the period then ended and for the year ended July 31, 2011, the changes in its net assets and the financial highlights for the period then ended and each of the two years in the period ended July 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended July 31, 2009 and prior were audited by other independent auditors whose report dated September 29, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
December 27, 2011

23        Invesco Commodities Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/11)	(10/31/11)[1]	Period[2]	(10/31/11)	Period[2]	Ratio
A	$1,000.00	$858.40	$5.81	$1,018.95	$6.31	1.24%

B	1,000.00	854.60	9.30	1,015.17	10.11	1.99

C	1,000.00	856.00	8.75	1,015.78	9.50	1.87

R	1,000.00	857.40	6.98	1,017.69	7.58	1.49

Y	1,000.00	859.40	4.64	1,020.21	5.04	0.99

Institutional	1,000.00	860.20	2.91	1,022.08	3.16	0.62

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2011 through October 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24        Invesco Commodities Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Commodities Strategy Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.
  The Board noted that the Fund recently began operations and that comparative performance data

25        Invesco Commodities Strategy Fund

for only the past two calendar years was available. The Board noted that performance of Class A shares of the Fund was in the third quintile of the performance universe for the one and two year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board also noted that performance of the Fund was below the DJ-UBS Commodity TR Index for the one year period ending December 31, 2010. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was at the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one mutual fund with comparable investment strategies.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were often more comparable. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26        Invesco Commodities Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			141	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			141	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	141	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Commodities Strategy Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	141	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			141	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	141	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	Director of Long Cove Club Owners’ Association (home owner’s association)

T-2        Invesco Commodities Strategy Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange--Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

T-3        Invesco Commodities Strategy Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Commodities Strategy Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
                              MS-CSTR-AR-1           Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2011

Invesco Developing Markets Fund
Nasdaq:
A: GTDDX ▪ B: GTDBX ▪ C: GTDCX ▪ Y: GTDYX ▪ Institutional: GTDIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012 — just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed in the year just ended — how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 — and are likely to see again in 2012.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change — often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals — financing your retirement or your children’s education, for example — may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus — investment management — that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be — according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Developing Markets Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals — a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Developing Markets Fund

Management’s Discussion of Fund Performance

Performance summary
Global equity markets faced headwinds in 2010 and 2011. China’s growth continued to slow as the U.S. battled high unemployment and runaway deficits. Several European countries faced similar deficits, which brought to light the imperfect structure of the euro. The reporting period ended with a market upswing, however, as European leaders took steps to address the Greek sovereign debt issue, expand the bailout fund and stabilize the banking system.
     The volatility and weakness experienced by global equity markets over the fiscal year ended October 31, 2011, was reflected in the performance of Invesco Developing Markets Fund. Class A shares at net asset value (NAV) slightly outperformed the Fund’s style-specific benchmark, the MSCI Emerging Markets Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/10 to 10/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-7.62%

Class B Shares	-8.33

Class C Shares	-8.31

Class Y Shares	-7.37

Institutional Class Shares	-7.24

MSCI EAFE Index▼ (Broad Market Index)	-4.08

MSCI Emerging Markets Index▼ (Style-Specific Index)	-7.72

Lipper Emerging Market Funds Index▼ (Peer Group Index)	-9.49

Source(s): ▼Lipper Inc.

How we invest
When selecting stocks for your Fund, we use a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (earnings, quality, valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerated or above-average earnings growth, but whose stock prices have not fully reflected these attributes.
     While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund using a bottom-up investment approach, which means we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate, or it posts disappointing earnings.

■	A stock’s price seems overvalued.

■	A more attractive opportunity becomes available.

Market conditions and your Fund
Market volatility was intense during the reporting period. During mid-2011, Greek sovereign debt concerns and signs of slowing global growth continued to worry investors. In addition, numerous world events caught investors’ attention, including the growing unrest in the Middle East and northern Africa, and the devastating earthquake and tsunami in Japan on March 11. Renewed credit problems overseas and the market correction that occurred in May, June, July and August created a more uncertain environment, which prompted many investors to favor safety over risk.
     In emerging market countries, investors grew risk-averse on news of potential defaults in Europe as well as slowing growth and accounting concerns in China, leading to a relatively indiscriminate correction in almost all emerging market countries. Concerns about potential overheating in emerging market economies and potential double-dip recession in developed economies continued to foster uncertainty about the pace and vigor of a global economic recovery.
     In this environment, we continued to construct the Fund’s portfolio with a long-term view and a bottom-up approach (i.e., selecting stocks on an individual basis). The portfolio held an average of about 11% cash over the period. This higher-than-average cash position was advantageous in a period when markets were plagued with volatility. It’s important to note that we do not use cash for “top-down” tactical asset allocation purposes. Historically, when the portfolio’s cash position has been

Portfolio Composition
By sector

Financials	23.7%

Consumer Discretionary	12.2

Information Technology	11.2

Telecommunication Services	9.8

Energy	7.6

Consumer Staples	7.2

Materials	6.2

Utilities	5.6

Industrials	4.1

Health Care	2.9

Money Market Funds Plus Other Assets Less Liabilities	9.5

Top 10 Equity Holdings*

1.	Banco Bradesco S.A.-ADR	3.7%

2.	Industrial & Commercial Bank of China Ltd.-Class H	3.4

3.	Cielo S.A.	3.1

4.	Fomento Economico Mexicano, S.A.B. de C.V.-ADR	2.9

5.	America Movil S.A.B. de C.V.-Series L-ADR	2.5

6.	Taiwan Semiconductor Manufacturing Co. Ltd.	2.5

7.	NHN Corp.	2.4

8.	Credicorp Ltd.	2.3

9.	Philippine Long Distance Telephone Co. 2.2

10.	SM Investments Corp.	2.2

Top Five Countries*

1.	Brazil	18.3%

2.	China	10.2

3.	Mexico	9.9

4.	Philippines	7.9

5.	Indonesia	5.4

Total Net Assets	$2.5 billion
Total Number of Holdings*	70
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Developing Markets Fund

higher than average, it has reflected a lack of good EQV investment opportunities in the marketplace, rather than an overall negative opinion on markets.
     In geographic terms, each of the Fund’s broad regional exposures was down for the reporting period on an absolute basis. Results relative to the MSCI Emerging Markets Index were more favorable, with the Fund outperforming the index in both Latin America and Asia. A 0% exposure to India, one of the period’s weakest markets, was the largest country-level contributor to relative results. Relative performance was also supported by the Fund’s exposure to Brazil, the Philippines and Thailand.
     NHN, South Korea’s premier Internet company and operator of its most popular search portal, was among the top individual contributors to Fund performance over the period. NHN continued to benefit from the proliferation of smartphone usage, which in turn drove search advertising on mobile devices.
     In contrast, a meaningful underweight position in South Korea combined with lagging stock selection in Hong Kong, Indonesia and Russia were key detractors from relative results. Industrial & Commercial Bank of China (ICBC) was among the top individual detractors from Fund performance. The company’s stock price declined as part of the global sell-off of financial stocks, which was exacerbated by an increase in the perceived risk associated with asset quality. We maintained our position in the stock as we believe there is value in ICBC due to its strong capital position and prudent loan portfolios.
     From a sector perspective, exposure to industrials and information technology enabled the Fund to deliver strong positive returns and significantly outperform the MSCI Emerging Markets Index in these sectors over the reporting period. Select holdings in the software & services and capital goods industries were particularly strong. In contrast, stock selection in the telecommunication services, materials and consumer discretionary sectors made them the largest detractors from relative results.
     As long-term, bottom-up stock selectors, we see volatility as an opportunity to buy quality growth companies at more attractive valuations than usual; consequently, we took advantage of market volatility to buy several stocks that had long been on our EQV radar.
     Stock selection in the portfolio continued to be driven by the underlying fundamentals of a company — not any top-down macroeconomic views. That said, because of our belief in the long-term strength of consumer growth in emerging markets, we maintained significant overweight exposure to the consumer discretionary sector at the end of the reporting period. The Fund also remained overweight versus the index in the utilities, health care and telecommunication services sectors, while its largest underweight exposures were in the materials, energy and financials sectors.
     In closing, volatile markets can test an investor’s resolve, but it’s worth noting that real investment opportunity can present itself when the markets are turbulent. We thank you for your continued investment in Invesco Developing Markets Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Shuxin Cao
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Developing Markets Fund with respect to the Fund’s investments in Asia Pacific and Latin America. He joined Invesco in 1997. Mr. Cao earned a B.A. in English from the Tianjin Foreign Language Institute and an M.B.A. from Texas A&M University. He is also a Certified Public Accountant.
Borge Endresen
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Developing Markets Fund with respect to the Fund’s investments in Europe, Africa and the Middle East. He joined Invesco in 1999. Mr. Endresen earned a B.S. in finance from the University of Oregon and an M.B.A. from The University of Texas at Austin.
Mark Jason
Chartered Financial Analyst, portfolio manager, is manager of Invesco Developing Markets Fund. He joined Invesco in 2001.
Mr. Jason earned a B.S. in finance and a B.S. in real estate from California State University at Northridge.

5	Invesco Developing Markets Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Index data from 12/31/93, Fund data from 1/11/94

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $2,500 and $5,000 is the same size as the space between $5,000 and $10,000, and so on.

6	Invesco Developing Markets Fund

Average Annual Total Returns
As of 10/31/11, including maximum applicable
sales charges

Class A Shares

Inception (1/11/94)		5.73%

10	Years	17.96

5	Years	6.33

1	Year	-12.70

Class B Shares

Inception (11/3/97)		7.49%

10	Years	18.01

5	Years	6.42

1	Year	-12.90

Class C Shares

Inception (3/1/99)		12.24%

10	Years	17.84

5	Years	6.73

1	Year	-9.23

Class Y Shares

10	Years	18.72%

5	Years	7.70

1	Year	-7.37

Institutional Class Shares

10	Years	18.96%

5	Years	8.02

1	Year	-7.24
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date

Average Annual Total Returns
As of 9/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (1/11/94)		5.21%

10	Years	17.56

5	Years	5.89

1	Year	-18.02

Class B Shares

Inception (11/3/97)		6.82%

10	Years	17.62

5	Years	5.99

1	Year	-18.24

Class C Shares

Inception (3/1/99)		11.51%

10	Years	17.43

5	Years	6.29

1	Year	-14.79

Class Y Shares

10	Years	18.32%

5	Years	7.26

1	Year	-13.06

Institutional Class Shares

10	Years	18.55%

5	Years	7.58

1	Year	-12.92
of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.53%, 2.28%, 2.28%, 1.28% and 1.12%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.
     A redemption fee of 2% is imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus. Effective January 1, 2012, after the close of the reporting period, the Fund will eliminate the redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.

7	Invesco Developing Markets Fund

Invesco Developing Markets Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Developing markets securities risk.

Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	IPO risk. Although the Fund’s return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

■	Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

■	The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries.

■	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GURANTEE

Fund Nasdaq Symbols

Class A Shares	GTDDX
Class B Shares	GTDBX
Class C Shares	GTDCX
Class Y Shares	GTDYX
Institutional Class Shares	GTDIX

8	Invesco Developing Markets Fund

Schedule of Investments

October 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–89.27%
Brazil–17.04%
Banco Bradesco S.A.–ADR	5,126,482	$93,301,972

BR Malls Participacoes S.A.	3,705,900	40,283,870

CETIP S.A.	759,800	10,411,434

Cielo S.A.	2,669,280	71,302,152

Cielo S.A.(a)	240,000	6,410,911

Diagnosticos da America S.A.	4,497,000	36,275,852

Duratex S.A.	5,728,740	31,486,867

Equatorial Energia S.A.	1,415,800	9,267,025

MRV Engenharia e Participacoes S.A.	3,749,900	26,577,364

OGX Petroleo e Gas Participacoes S.A.(b)	2,175,100	18,230,424

Petroleo Brasileiro S.A.–ADR	1,447,351	36,603,507

Totvs S.A.	1,201,100	20,021,834

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	904,330	10,752,656

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.(a)	246,510	2,931,051

Wilson Sons Ltd.–BDR	434,100	6,224,200

Wilson Sons Ltd.–BDR(a)	528,500	7,577,723

		427,658,842

China–10.21%
Anta Sports Products Ltd.	25,246,000	22,604,458

China Yurun Food Group Ltd.	12,893,000	22,164,012

CNOOC Ltd.	15,960,000	30,165,660

Industrial & Commercial Bank of China Ltd.–Class H	137,423,000	84,373,371

Lee & Man Paper Manufacturing Ltd.	62,004,000	25,141,657

NetEase.com Inc.–ADR(b)	757,483	35,881,970

Stella International Holdings Ltd.	11,189,000	25,304,058

Want Want China Holdings Ltd.	11,449,000	10,543,235

		256,178,421

Czech Republic–0.71%
CEZ A.S.	423,574	17,911,003

Egypt–1.06%
Centamin Egypt Ltd.(b)	8,609,967	14,843,283

Egyptian Financial Group–Hermes Holding(b)	5,496,735	11,783,034

		26,626,317

Hong Kong–1.45%
China Mobile Ltd.	3,812,000	36,327,047

Indonesia–5.37%
PT Bank Central Asia Tbk	24,954,000	22,562,445

PT Indocement Tunggal Prakarsa Tbk	8,427,000	15,255,580

PT Perusahaan Gas Negara	142,222,000	46,628,790

PT Telekomunikasi Indonesia Tbk	60,779,500	50,456,505

		134,903,320

Israel–0.99%
Teva Pharmaceutical Industries Ltd.–ADR	606,015	24,755,713

Luxembourg–0.39%
Millicom International Cellular S.A.–SDR	88,216	9,684,991

Malaysia–3.55%
Parkson Holdings Berhad	23,173,008	42,149,327

Public Bank Berhad	11,351,900	46,933,389

		89,082,716

Mexico–9.91%
America Movil S.A.B. de C.V.–Series L–ADR	2,502,344	63,609,584

Fomento Economico Mexicano, S.A.B. de C.V.–ADR	1,076,318	72,167,122

Grupo Financiero BanCrecer S.A. de C.V.–Class B(b)	1	0

Grupo Televisa S.A.B.–ADR	2,362,899	50,400,636

Kimberly-Clark de Mexico, S.A.B. de C.V.–Class A	8,362,890	47,567,731

Urbi, Desarrollos Urbanos, S.A.B. de C.V.(a)(b)	415,400	529,249

Urbi, Desarrollos Urbanos, S.A.B. de C.V.(b)	11,244,600	14,326,426

		248,600,748

Netherlands–0.70%
VimpelCom Ltd.–ADR	1,605,246	17,625,601

Nigeria–0.72%
Zenith Bank PLC	222,745,307	18,043,419

Peru–2.26%
Credicorp Ltd.	520,590	56,629,780

Philippines–7.91%
Ayala Corp.	5,806,692	41,071,447

Energy Development Corp.	241,801,150	34,246,275

Energy Development Corp.(a)	4,528,750	641,406

GMA Holdings, Inc.–PDR(a)(b)	2,532,000	378,105

GMA Holdings, Inc.–PDR(b)	77,828,400	11,622,170

Philippine Long Distance Telephone Co.	992,755	55,341,145

SM Investments Corp.	4,279,018	55,250,461

		198,551,009

Russia–4.19%
Gazprom OAO–ADR	3,847,806	44,585,078

Mobile TeleSystems–ADR	900,533	12,868,617

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Developing Markets Fund

	Shares	Value

Russia–(continued)

Sberbank of Russia	8,205,559	$22,731,901

TNK–BP Holding	9,963,140	24,907,850

		105,093,446

South Africa–3.64%
AngloGold Ashanti Ltd.–ADR	580,441	26,241,738

Naspers Ltd.–Class N	975,489	46,219,909

Sasol Ltd.	418,828	18,881,227

		91,342,874

South Korea–5.12%
Hyundai Department Store Co., Ltd.	194,547	27,786,193

MegaStudy Co., Ltd.	177,086	19,599,879

NHN Corp.(b)	291,335	60,712,826

S1 Corp.	392,082	20,398,492

		128,497,390

Taiwan–3.40%
Taiwan Semiconductor Manufacturing Co. Ltd.	25,703,000	62,685,112

Wistron Corp.	19,658,534	22,775,518

		85,460,630

Thailand–4.88%
BEC World PCL	14,437,500	17,511,433

CP ALL PCL	5,986,300	9,118,283

Kasikornbank PCL	13,239,400	53,287,540

Siam Commercial Bank PCL	11,249,800	42,487,906

		122,405,162

Turkey–4.03%
Anadolu Efes Biracilik ve Malt Sanayii A.S.	1,621,889	19,663,624

Eczacibasi Ilac Sanayi ve Ticaret A.S.	10,175,924	12,424,916

Haci Omer Sabanci Holding A.S.	14,913,764	50,844,433

Tupras-Turkiye Petrol Rafinerileri A.S.	812,408	18,276,806

		101,209,779

United Kingdom–1.74%
African Barrick Gold Ltd.	5,031,144	43,582,585

Total Common Stocks & Other Equity Interests (Cost $2,005,509,422)		2,240,170,793

Preferred Stocks–1.27%
Brazil–1.27%
Companhia de Transmissao de Energia Eletrica Paulista–Pfd. (Cost $29,495,450)	1,100,800	31,765,814

Money Market Funds–9.56%
Liquid Assets Portfolio–Institutional Class(c)	119,982,193	119,982,193

Premier Portfolio–Institutional Class(c)	119,982,193	119,982,193

Total Money Market Funds (Cost $239,964,386)		239,964,386

TOTAL INVESTMENTS–100.10% (Cost $2,274,969,258)		2,511,900,993

OTHER ASSETS LESS LIABILITIES–(0.10)%		(2,466,001)

NET ASSETS–100.00%		$2,509,434,992

Investment Abbreviations:

ADR	– American Depositary Receipt
BDR	– British Deposit Receipt
PDR	– Philippine Deposit Receipt
Pfd.	– Preferred
SDR	– Swedish Depositary Receipt

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2011 was $18,468,445, which represented 0.74% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Developing Markets Fund

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $2,035,004,872)	$2,271,936,607

Investments in affiliated money market funds, at value and cost	239,964,386

Total investments, at value (Cost $2,274,969,258)	2,511,900,993

Foreign currencies, at value (Cost $6,795,240)	6,563,167

Receivable for:
Investments sold	8,472,551

Fund shares sold	7,313,558

Dividends	2,325,761

Investment for trustee deferred compensation and retirement plans	39,117

Other assets	51,584

Total assets	2,536,666,731

Liabilities:
Payable for:
Investments purchased	14,468,318

Fund shares reacquired	3,504,829

Accrued fees to affiliates	1,372,937

Accrued other operating expenses	7,750,108

Trustee deferred compensation and retirement plans	135,547

Total liabilities	27,231,739

Net assets applicable to shares outstanding	$2,509,434,992

Net assets consist of:
Shares of beneficial interest	$2,336,600,391

Undistributed net investment income	16,822,276

Undistributed net realized gain (loss)	(80,599,257)

Unrealized appreciation	236,611,582

$2,509,434,992

Net Assets:
Class A	$1,388,008,487

Class B	$71,065,688

Class C	$213,879,046

Class Y	$364,320,337

Institutional Class	$472,161,434

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	45,681,752

Class B	2,415,741

Class C	7,279,035

Class Y	11,943,836

Institutional Class	15,488,422

Class A:
Net asset value per share	$30.38

Maximum offering price per share
(Net asset value of $30.38 divided by 94.50%)	$32.15

Class B:
Net asset value and offering price per share	$29.42

Class C:
Net asset value and offering price per share	$29.38

Class Y:
Net asset value and offering price per share	$30.50

Institutional Class:
Net asset value and offering price per share	$30.48

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Developing Markets Fund

Statement of Operations

For the year ended October 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $8,460,251)	$61,538,622

Dividends from affiliated money market funds	282,297

Total investment income	61,820,919

Expenses:
Advisory fees	21,197,117

Administrative services fees	503,808

Custodian fees	2,017,217

Distribution fees:
Class A	3,606,323

Class B	679,745

Class C	2,260,556

Transfer agent fees — A, B, C and Y	4,156,192

Transfer agent fees — Institutional	124,836

Trustees’ and officers’ fees and benefits	82,659

Other	559,736

Total expenses	35,188,189

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(430,152)

Net expenses	34,758,037

Net investment income	27,062,882

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of tax on the sale of foreign investments of $1,420,145)	59,310,259

Foreign currencies (net of currency tax of $2,987,621)	(3,235,298)

56,074,961

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holding of $(644,958))	(291,355,241)

Foreign currencies	353,721

(291,001,520)

Net realized and unrealized gain (loss)	(234,926,559)

Net increase (decrease) in net assets resulting from operations	$(207,863,677)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Developing Markets Fund

Statement of Changes in Net Assets

For the years ended October 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$27,062,882	$15,528,929

Net realized gain	56,074,961	50,470,975

Change in net unrealized appreciation (depreciation)	(291,001,520)	330,252,596

Net increase (decrease) in net assets resulting from operations	(207,863,677)	396,252,500

Distributions to shareholders from net investment income:
Class A	(9,655,142)	(11,475,621)

Class B	(81,586)	(410,848)

Class C	(302,676)	(1,198,045)

Class Y	(2,082,680)	(834,075)

Institutional Class	(3,283,825)	(539,553)

Total distributions from net investment income	(15,405,909)	(14,458,142)

Distributions to shareholders from net realized gains:
Class A	(1,390,785)	—

Class B	(63,154)	—

Class C	(234,307)	—

Class Y	(237,094)	—

Institutional Class	(331,608)	—

Total distributions from net realized gains	(2,256,948)	—

Share transactions–net:
Class A	169,724,959	182,511,482

Class B	17,998,997	(2,545,284)

Class C	13,263,172	38,207,197

Class Y	183,120,381	122,728,301

Institutional Class	198,584,898	250,360,999

Net increase in net assets resulting from share transactions	582,692,407	591,262,695

Net increase in net assets	357,165,873	973,057,053

Net assets:
Beginning of year	2,152,269,119	1,179,212,066

End of year (includes undistributed net investment income of $16,822,276 and $9,434,682, respectively)	$2,509,434,992	$2,152,269,119

Notes to Financial Statements

October 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Developing Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s objective is to provide long-term growth of capital and, secondarily, income.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or

13        Invesco Developing Markets Fund

additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

14        Invesco Developing Markets Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund will eliminate the 2% redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        Invesco Developing Markets Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.91%

Next $500 million	0.885%

Next $1.5 billion	0.86%

Next $2.5 billion	0.835%

Next $2.5 billion	0.81%

Next $2.5 billion	0.785%

Over $10 billion	0.76%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective May 23, 2011, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 2.10%, 2.85%, 2.85%, 1.85% and 1.85% of average daily net assets, respectively. Prior to May 23, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to limit total annual operating expenses after fee waivers and/or expense reimbursement of Class A, Class B, Class C, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual operating expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2011, the Adviser waived advisory fees of $419,153.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $4,251.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2011, IDI advised the Fund that IDI retained $105,752 in front-end sales commissions from the sale of Class A shares and $27,730, $117,469 and $48,558 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

16        Invesco Developing Markets Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1*	Level 2*	Level 3	Total

Brazil	$459,424,656	$—	$—	$459,424,656

China	35,881,970	220,296,451	—	256,178,421

Czech Republic	17,911,003	—	—	17,911,003

Egypt	14,843,283	11,783,034	—	26,626,317

Hong Kong	—	36,327,047	—	36,327,047

Indonesia	—	134,903,320	—	134,903,320

Isreal	24,755,713	—	—	24,755,713

Luxembourg	—	9,684,991	—	9,684,991

Malaysia	—	89,082,716	—	89,082,716

Mexico	248,600,748	—	0	248,600,748

Netherlands	17,625,601	—	—	17,625,601

Nigeria	18,043,419	—	—	18,043,419

Peru	56,629,780	—	—	56,629,780

Philippines	12,000,275	186,550,734	—	198,551,009

Russia	37,776,467	67,316,979	—	105,093,446

South Africa	45,122,965	46,219,909	—	91,342,874

South Korea	—	128,497,390	—	128,497,390

Taiwan	—	85,460,630	—	85,460,630

Thailand	—	122,405,162	—	122,405,162

Turkey	—	101,209,779	—	101,209,779

United Kingdom	—	43,582,585	—	43,582,585

United States	239,964,386	—	—	239,964,386

Total Investments	$1,228,580,266	$1,283,320,727	$0	$2,511,900,993

*	Transfers occured between Level 1 and Level 2 due to foreign fair value adjustments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2011, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $6,748.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall

17        Invesco Developing Markets Fund

be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2011, the Fund paid legal fees of $5,042 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2011 and 2010:

	2011	2010

Ordinary income	$15,047,707	$14,458,142

Long-term capital gain	2,615,150	—

Total distributions	$17,662,857	$14,458,142

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$20,393,119

Undistributed long-term gain	49,336,608

Net unrealized appreciation — investments	226,587,665

Net unrealized appreciation (depreciation) — other investments	(320,153)

Temporary book/tax differences	(130,592)

Capital loss carryforward	(123,032,046)

Shares of beneficial interest	2,336,600,391

Total net assets	$2,509,434,992

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and the recognition for tax purposes of unrealized gains on passive foreign investment companies.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $14,997,570 of capital loss carryforward in the fiscal year ending October 31, 2012.
  The Fund utilized $13,180,933 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2011, which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2016	$4,060,986

October 31, 2017	118,971,060

Total capital loss carryforward	$123,032,046

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Van Kampen Emerging Markets Fund into the Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

18        Invesco Developing Markets Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2011 was $811,188,348 and $354,667,275, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$387,672,933

Aggregate unrealized (depreciation) of investment securities	(161,085,268)

Net unrealized appreciation of investment securities	$226,587,665

Cost of investments for tax purposes is $2,285,313,328.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gain taxes, on October 31, 2011, undistributed net investment income was decreased by $4,048,110, undistributed net realized gain (loss) was increased by $4,121,208 and shares of beneficial interest decreased by $73,098. This reclassification had no effect on the net assets of the Fund.
  Further, as a result of tax deferrals and capital loss carryforward acquired in the reorganization of Invesco Van Kampen Emerging Markets Fund into the Fund, on May 23, 2011, undistributed net investment income was decreased by $221,269, undistributed net realized gain (loss) was decreased by $139,767,670 and shares of beneficial interest was increased by $139,988,939. These reclassifications had no effect on the net assets of the Fund.

19        Invesco Developing Markets Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2011(a)		October 31, 2010
	Shares	Amount	Shares	Amount

Sold:
Class A	13,333,166	$433,592,819	18,831,176	$550,055,563

Class B	155,249	4,938,533	566,622	16,121,664

Class C	887,004	28,089,901	2,771,125	78,125,052

Class Y	9,216,332	290,951,222	5,376,345	160,513,309

Institutional Class	8,809,593	283,606,556	8,771,997	271,330,309

Issued as reinvestment of dividends:
Class A	315,280	10,271,799	376,952	10,151,312

Class B	4,409	139,971	14,681	386,123

Class C	16,274	516,198	42,825	1,125,023

Class Y	65,534	2,138,366	24,400	657,826

Institutional Class	85,579	2,786,443	15,448	415,394

Automatic conversion of Class B shares to Class A shares:
Class A	222,739	7,105,741	209,288	5,946,525

Class B	(229,422)	(7,105,741)	(215,011)	(5,946,525)

Issued in connection with acquisition:(b)
Class A	7,097,789	236,300,576	—	—

Class B	1,067,847	34,530,890	—	—

Class C	1,534,925	49,580,803	—	—

Class Y	275,332	9,192,213	—	—

Institutional Class	373	12,436	—	—

Reacquired:(c)
Class A	(16,179,102)	(517,545,976)	(13,836,234)	(383,641,918)

Class B	(468,601)	(14,504,656)	(479,485)	(13,106,546)

Class C	(2,090,600)	(64,923,730)	(1,501,099)	(41,042,878)

Class Y	(3,744,182)	(119,161,420)	(1,335,069)	(38,442,834)

Institutional Class	(2,724,182)	(87,820,537)	(729,745)	(21,384,704)

Net increase in share activity	17,651,336	$582,692,407	18,904,216	$591,262,695

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the open of business on May 23, 2011 the Fund acquired all the net assets of Invesco Van Kampen Emerging Markets Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2011 and by the shareholders of Invesco Developing Markets Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 9,976,265 shares of the Fund for 21,482,018 shares outstanding of Invesco Van Kampen Emerging Markets Fund as of the close of business on May 20, 2011. Each class of Invesco Van Kampen Emerging Markets Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Van Kampen Emerging Markets Fund to the net asset value of the Fund at the close of business on May 20, 2011. Invesco Van Kampen Emerging Markets Fund’s net assets at that date of $329,616,919, including $44,451,279 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before and after the acquisition were $2,373,704,608 and $2,703,321,527, respectively..
(c)	Net of redemption fees of $162,747 and $166,754 allocated among the classes based on relative net assets of each class for the years ended October 31, 2011 and 2010, respectively.

20        Invesco Developing Markets Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)(b)	operations	income	gains	Distributions	of period	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/11	$33.15	$0.36	$(2.87)	$(2.51)	$(0.23)	$(0.03)	$(0.26)	$30.38	(7.62)%	$1,388,008	1.45	%(e)	1.47	%(e)	1.11	%(e)	17%
Year ended 10/31/10	25.61	0.33	7.54	7.87	(0.33)	—	(0.33)	33.15	31.04	1,355,604	1.52		1.53		1.17		22
Year ended 10/31/09	16.28	0.27	9.80	10.07	(0.33)	(0.41)	(0.74)	25.61	65.27	904,273	1.66		1.71		1.35		28
Year ended 10/31/08	37.97	0.37	(20.45)	(20.08)	(0.23)	(1.38)	(1.61)	16.28	(55.04)	401,275	1.59		1.60		1.26		27
Year ended 10/31/07	23.80	0.27	13.96	14.23	(0.06)	—	(0.06)	37.97	59.90	1,152,814	1.57		1.61		0.89		41

Class B
Year ended 10/31/11	32.16	0.11	(2.78)	(2.67)	(0.04)	(0.03)	(0.07)	29.42	(8.30)	71,066	2.20	(e)	2.22	(e)	0.36	(e)	17
Year ended 10/31/10	24.92	0.12	7.33	7.45	(0.21)	—	(0.21)	32.16	30.07	60,657	2.27		2.28		0.42		22
Year ended 10/31/09	15.69	0.11	9.59	9.70	(0.06)	(0.41)	(0.47)	24.92	64.01	49,822	2.41		2.46		0.60		28
Year ended 10/31/08	36.72	0.15	(19.74)	(19.59)	(0.06)	(1.38)	(1.44)	15.69	(55.36)	32,309	2.34		2.35		0.51		27
Year ended 10/31/07	23.14	0.04	13.54	13.58	—	—	—	36.72	58.69	103,476	2.32		2.36		0.14		41

Class C
Year ended 10/31/11	32.12	0.11	(2.78)	(2.67)	(0.04)	(0.03)	(0.07)	29.38	(8.31)	213,879	2.20	(e)	2.22	(e)	0.36	(e)	17
Year ended 10/31/10	24.89	0.12	7.32	7.44	(0.21)	—	(0.21)	32.12	30.07	222,634	2.27		2.28		0.42		22
Year ended 10/31/09	15.67	0.11	9.58	9.69	(0.06)	(0.41)	(0.47)	24.89	64.03	139,845	2.41		2.46		0.60		28
Year ended 10/31/08	36.68	0.15	(19.72)	(19.57)	(0.06)	(1.38)	(1.44)	15.67	(55.37)	76,853	2.34		2.35		0.51		27
Year ended 10/31/07	23.12	0.04	13.52	13.56	—	—	—	36.68	58.65	219,121	2.32		2.36		0.14		41

Class Y
Year ended 10/31/11	33.26	0.44	(2.88)	(2.44)	(0.29)	(0.03)	(0.32)	30.50	(7.39)	364,320	1.20	(e)	1.22	(e)	1.36	(e)	17
Year ended 10/31/10	25.66	0.41	7.56	7.97	(0.37)	—	(0.37)	33.26	31.41	203,884	1.27		1.28		1.42		22
Year ended 10/31/09	16.29	0.37	9.75	10.12	(0.34)	(0.41)	(0.75)	25.66	65.56	52,993	1.41		1.46		1.60		28
Year ended 10/31/08(f)	20.65	0.02	(4.38)	(4.36)	—	—	—	16.29	(21.11)	1,854	1.36	(g)	1.37	(g)	1.49	(g)	27

Institutional Class
Year ended 10/31/11	33.22	0.49	(2.87)	(2.38)	(0.33)	(0.03)	(0.36)	30.48	(7.24)	472,161	1.02	(e)	1.04	(e)	1.54	(e)	17
Year ended 10/31/10	25.63	0.48	7.52	8.00	(0.41)	—	(0.41)	33.22	31.59	309,491	1.11		1.12		1.58		22
Year ended 10/31/09	16.40	0.37	9.77	10.14	(0.50)	(0.41)	(0.91)	25.63	66.01	32,279	1.17		1.19		1.84		28
Year ended 10/31/08	38.17	0.51	(20.56)	(20.05)	(0.34)	(1.38)	(1.72)	16.40	(54.81)	11,589	1.12		1.13		1.73		27
Year ended 10/31/07	23.91	0.41	14.00	14.41	(0.15)	—	(0.15)	38.17	60.59	30,734	1.12		1.16		1.34		41

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $179,562,130 and sold of $23,686,059 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Emerging Markets Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,442,529, $67,975, $226,056, $276,040 and $401,310 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

21        Invesco Developing Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Developing Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Developing Markets Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
December 21, 2011

22        Invesco Developing Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/11)	(10/31/11)[1]	Period[2]	(10/31/11)	Period[2]	Ratio
A	$1,000.00	$874.80	$6.94	$1,017.80	$7.47	1.47%

B	1,000.00	871.20	10.46	1,014.02	11.26	2.22

C	1,000.00	871.30	10.47	1,014.02	11.26	2.22

Y	1,000.00	875.90	5.76	1,019.06	6.20	1.22

Institutional	1,000.00	876.60	5.24	1,019.96	5.30	1.04

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2011 through October 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco Developing Markets Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Developing Markets Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s considerations of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Emerging Markets Funds Index. The Board noted that

24        Invesco Developing Markets Fund

performance of Class A shares of the Fund was in the second quintile of the performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A Shares of the Fund was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Affiliated Sub-Advisers and other Invesco Advisers affiliated investment advisers advise funds with comparable investment strategies in other jurisdictions; however, the Board did not consider comparisons of fees charged to those funds to be apt, as those fees may include more than investment management services.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were often more comparable. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30,2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25        Invesco Developing Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2011:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$2,615,150
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        Invesco Developing Markets Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			141	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			141	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	141	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Developing Markets Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	141	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			141	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	141	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	Director of Long Cove Club Owners’ Association (home owner’s association)

T-2        Invesco Developing Markets Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange--Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

T-3        Invesco Developing Markets Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Developing Markets Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

DVM-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2011

Invesco Emerging Markets Equity Fund
Nasdaq:
A: IEMAX ▪ C: IEMCX ▪ R: IEMRX ▪ Y: IEMYX ▪ Institutional: IEMIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
19	Financial Highlights
20	Auditor’s Report
21	Fund Expenses
22	Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012 — just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed in the year just ended — how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 — and are likely to see again in 2012.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change — often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals — financing your retirement or your children’s education, for example — may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus — investment management — that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be — according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Emerging Markets Equity Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals — a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Emerging Markets Equity Fund

Management’s Discussion of Fund Performance

Performance summary
For the five months ended October 31, 2011, Invesco Emerging Market Equity Fund, at net asset value, underperformed its broad market, style-specific and peer group indexes. The Fund’s inception date was May 31, 2011, and the information in this report covers the period from the Fund’s inception through October 31, 2011.
     Stock selection in the consumer staples and utilities sectors contributed to performance, while holdings in the information technology, materials, financials and industrials sectors detracted from performance during the period.
     Additional information about your Fund’s performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 5/31/11 to 10/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-19.30%

Class C Shares	-19.60

Class R Shares	-19.40

Class Y Shares	-19.30

Institutional Class Shares	-19.30

MSCI EAFE Index▼ (Broad Market Index)	-12.31

MSCI Emerging Markets Index▼ (Style-Specific Index)	-13.65

Lipper Emerging Market Funds Index▼ (Peer Group Index)	-14.27
Source(s): ▼Lipper Inc.

How we invest
The Fund invests primarily in stocks of mid- and large-cap emerging market companies with records of stable earnings and strong balance sheets. Our investment process includes a valuation assessment, fundamental research and team-based portfolio decisions. We address risk at the security level by emphasizing balance sheet strength and earnings stability of individual holdings. At the portfolio level, we seek to achieve appropriate diversification relative to the MSCI Emerging Markets Index. We are committed to a long-term investment horizon resulting in low rates of portfolio turnover. Our risk management efforts seek to ensure that the largest single component of active risk is security specific, which is consistent with stock selection being the sole targeted area of excess return.
     We strive to maintain a consistent investment discipline through varying market conditions and an appropriate level of portfolio diversification. Individual holdings, however, are selected based on their own merits, not on projections of country or sector performance.
     Our sell discipline is a replication of the security selection process in that we look to trim or liquidate positions in the portfolio based on valuation, fundamentals or portfolio design considerations.

Market conditions and your Fund
Global equity markets faced headwinds in 2011. Notably, several southern European countries, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal deficits. Although the U.S. economy continued to grow in 2011, investors remained concerned about high unemployment and a weak housing market.

     The reporting period ended with a market upswing as European leaders took steps to address the Greek sovereign debt issue, expand the bailout fund and stabilize the banking system. At about the same time, economic data seemed to suggest that the U.S. was unlikely to fall into a much-feared double-dip recession, and corporate earnings remained relatively strong.
     Throughout the reporting period, investors grew risk-averse on news of potential defaults in Europe and slowing growth and accounting concerns in China. This led to a relatively widespread correction in almost all emerging markets toward the end of the reporting period.
     Concerns about potential overheating in emerging market economies, coupled with concerns of a potential double-dip recession in developed economies, combined to foster widespread uncertainty about the pace and vigor of a global economic recovery.
     The Fund stayed true to its process by emphasizing its quality orientation in stock selection in several sectors. Our stock selection in the consumer staples and utilities sectors made the largest contribution to the Fund’s relative results. Among our consumer staples holdings, South Africa-based Tiger Brands, a consumer packaged foods company, was a top contributor.
     Detracting from the Fund’s relative performance was stock selection in the industrials, information technology (IT), financials, materials and consumer discretionary sectors. In the consumer discretionary sector, Mexican homebuilder Desarrolladora Homex detracted from the Fund’s performance. We sold our position in Desarrolladora Homex before the close of the fiscal year. Additionally, the Fund’s holdings in cell phone maker HTC, which is based in Taiwan, negatively affected performance. On an absolute basis, the Fund’s holdings in the consumer

Portfolio Composition
By sector

Financials	20.8%

Energy	16.1

Consumer Discretionary	11.9

Information Technology	11.4

Materials	10.9

Telecommunication Services	9.7

Investment Companies — Exchange Traded Funds	5.6

Consumer Staples	4.6

Utilities	2.4

Industrials	2.2

Money Market Funds Plus Other Assets Less Liabilities	4.4

Top 10 Equity Holdings*

1.	Samsung Electronics, Ltd.	4.8%

2.	Hyundai Mobis	4.4

3.	China Mobile Ltd.	3.6

4.	China Minsheng Banking Corp., Ltd. -Class H	3.3

5.	Petroleo Brasileiro S.A.-ADR	3.3

6.	Steinhoff International Holdings Ltd.	2.7

7.	PDG Realty S.A. Empreendimentos e Participacoes	2.7

8.	POSCO	2.7

9.	AmericaMovil S.A.B. de C.V.-Series L	2.7

10.	Vale S.A.-ADR	2.6

Total Net Assets	$12.0 million

Total Number of Holdings*	44
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Emerging Markets Equity Fund

staples sector posted positive returns for the reporting period.
     While the IT sector as a whole detracted from Fund performance, several of the Fund’s IT holdings contributed positively. Indeed, one IT company — South Korean consumer electronics company Samsung Electronics — was a top contributor to Fund performance for the reporting period.
     From a geographic perspective, the Fund’s Asia/Pacific-region holdings, excluding China, detracted most significantly from performance during the reporting period. Specifically, stock selection in Hong Kong, South Korea and Taiwan negatively affected Fund performance. In addition, stock selection in India, Brazil and Russia detracted from Fund performance. Conversely, stock selection in China helped Fund performance versus the benchmark. The Fund also benefited from an overweight position in the United Arab Emirates.
     At the close of the reporting period, and relative to the MSCI Emerging Markets Index, the Fund was overweight in the consumer discretionary and telecommunication services sectors. The Fund was underweight in the consumer staples, financials, industrials and materials sectors. At the close of the reporting period, the Fund maintained an overweight position in South Korea, Thailand and South Africa but was underweight in Brazil, Hong Kong and India. The Fund had an equal weight in China. Fund holdings are determined based on the merits of individual securities, not on a country or sector basis.
     The ongoing likelihood of defaults in sovereign debt and decelerating economic growth across both developed and emerging markets have sparked fears of another recession for much of the world. While these macroeconomic risks are very real, corporate balance sheets were generally healthy and market valuations were attractive from an historical context at the close of the reporting period
     Thank you for your investment in Invesco Emerging Markets Equity Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Ingrid Baker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Emerging Markets Equity Fund. She joined Invesco in 1999. Ms. Baker earned a B.A. in international politics from Oberlin College and an M.B.A. in finance from the University of Navarra.
Jason Kindland
Chartered Financial Analyst, portfolio manager, is manager of Invesco Emerging Markets Equity Fund. He joined Invesco in 1997. He earned a bachelor of mechanical engineering degree from the Georgia Institute of Technology and an M.B.A. from Emory University.
Michelle Middleton
Chartered Financial Analyst, portfolio manager, is manager of Invesco Emerging Markets Equity Fund. She joined Invesco in 2000. She earned a B.B.A. in finance and an M.S. in finance from Georgia State University.
Matthew Miller
Chartered Financial Analyst, portfolio manager, is manager of Invesco Emerging Markets Equity Fund. He joined Invesco in 2000. Mr. Miller earned a B.A. in physics from Emory University.

Anuja Singha
Chartered Financial Analyst, portfolio manager, is manager of Invesco Emerging Markets Equity Fund. She joined Invesco in 1998. She earned a B.A. in economics from Mills College and a Ph.D. in economics from Emory University.

5	Invesco Emerging Markets Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 5/31/11

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;
performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Emerging Markets Equity Fund

Cumultative Total Returns
As of 10/31/11, including maximum applicable
sales charges

Class A Shares

Inception (5/31/11)	-23.72%

Class C Shares

Inception (5/31/11)	-20.40%

Class R Shares

Inception (5/31/11)	-19.40%

Class Y Shares

Inception (5/31/11)	-19.30%

Institutional Class Shares

Inception (5/31/11)	-19.30%
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Institutional Class shares was 1.85%, 2.60%, 2.10%, 1.60% and 1.60%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Institutional Class shares was 2.67%, 3.42%, 2.92%, 2.42% and 2.30%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

Cumulative Total Returns
As of 9/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (5/31/11)	-32.42%

Class C Shares

Inception (5/31/11)	-29.31%

Class R Shares

Inception (5/31/11)	-28.50%

Class Y Shares

Inception (5/31/11)	-28.40%

Institutional Class Shares

Inception (5/31/11)	-28.40%
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or expenses, performance would have been lower.
     A redemption fee of 2% is imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus. Effective January 1, 2012, after the close of the reporting period, the Fund will eliminate the redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.

[1]	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco Emerging Markets Equity Fund

Invesco Emerging Markets Equity Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The MSCI EAFE Index® is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

■	The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries.

■	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IEMAX
Class C Shares	IEMCX
Class R Shares	IEMRX
Class Y Shares	IEMYX
Institutional Class Shares	IEMIX

8	Invesco Emerging Markets Equity Fund

Schedule of Investments

October 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–90.05%
Brazil–13.36%
Banco Santander Brasil S.A.(a)	31,700	$286,384

Companhia Energetica de Minas Gerais–ADR	16,830	286,783

PDG Realty S.A. Empreendimentos e Participacoes	74,200	327,817

Petroleo Brasileiro S.A.–ADR	14,534	392,563

Vale S.A.–ADR	12,326	313,204

		1,606,751

China–11.74%
China Construction Bank Corp.–Class H	256,000	186,082

China Dongxiang Group Co.	671,000	117,975

China Minsheng Banking Corp., Ltd.–Class H	497,500	399,092

CNOOC Ltd.	165,000	311,863

KWG Property Holding Ltd.	258,000	110,039

Renhe Commercial Holdings Co., Ltd.	2,082,000	286,157

		1,411,208

Hong Kong–3.64%
China Mobile Ltd.	46,000	438,364

Indonesia–1.21%
Telekomunikasi Indonesia Tbk PT	175,500	145,692

Mexico–2.66%
America Movil S.A.B. de C.V.–Series L	251,500	319,486

Poland–2.34%
KGHM Polska Miedz S.A.	5,819	280,799

Russia–5.49%
Gazprom–ADR	19,106	221,384

Magnitogorsk Iron & Steel Works, REGS-GDR(b)	26,092	160,230

Rosneft Oil Co., REGS-GDR(b)	39,447	278,656

		660,270

South Africa–10.03%
Sasol Ltd.	6,461	291,269

Standard Bank Group Ltd.	23,046	282,879

Steinhoff International Holdings Ltd.(c)	111,374	331,157

Tiger Brands Ltd.	10,459	300,031

		1,205,336

South Korea–23.63%
Dongbu Insurance Co., Ltd.	5,975	248,631

Hyundai Mipo Dockyard Co., Ltd.	2,406	261,614

Hyundai Mobis	1,826	525,912

KT&G Corp.	4,138	259,042

LG Electronics Inc.	1,849	123,079

POSCO	942	326,090

Samsung Electronics Co., Ltd.	662	573,204

Shinhan Financial Group Co., Ltd.	6,687	261,796

SK Telecom Co., Ltd.–ADR	17,653	261,088

		2,840,456

Taiwan–6.64%
AU Optronics Corp.–ADR	26,060	111,536

Coretronic Corp	34,000	25,580

HTC Corp.	9,958	221,425

Powertech Technology Inc.	124,900	305,173

Wistron Corp.	116,000	134,393

		798,107

Thailand–3.59%
Bangkok Bank Public Co., Ltd.–NVDR	62,700	301,277

PTT PCL	13,300	130,509

		431,786

Turkey–1.20%
Asya Katilim Bankasi A.S.(c)	135,808	143,918

United Kingdom–1.97%
Eurasian Natural Resources Corp.	22,512	236,440

United States–5.59%
PowerShares India Portfolio(d)	6,631	131,559

WisdomTree India Earnings Fund	27,000	539,730

Vietnam–2.55%
Dragon Oil PLC	34,468	306,756

Total Common Stocks & Other Equity Interests (Cost $12,840,239)		11,496,658

Money Market Funds–4.80%
Liquid Assets Portfolio–Institutional Class(e)	288,639	288,639

Premier Portfolio–Institutional Class(e)	288,639	288,639

Total Money Market Funds (Cost $577,278)		577,278

TOTAL INVESTMENTS–100.44% (Cost $13,417,517)		12,073,936

OTHER ASSETS LESS LIABILITIES–(0.44)%		(52,734)

NET ASSETS–100.00%		$12,021,202

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Emerging Markets Equity Fund

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Each unit represents 55 common shares and 50 preferred shares
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2011 was $438,886, which represented 3.65% of the Trust’s Net Assets.
(c)	Non-income producing security.
(d)	The Exchange Traded Fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Emerging Markets Equity Fund

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $12,840,239)	$11,496,658

Investments in affiliated money market funds, at value and cost	577,278

Total investments, at value (Cost $13,417,517)	12,073,936

Foreign currencies, at value (Cost $43,742)	43,836

Receivable for:
Fund shares sold	12,401

Dividends	9,208

Other assets	65,520

Total assets	12,204,901

Liabilities:
Payable for:
Fund shares reacquired	72,577

Accrued fees to affiliates	74,889

Accrued other operating expenses	36,233

Total liabilities	183,699

Net assets applicable to shares outstanding	$12,021,202

Net assets consist of:
Shares of beneficial interest	$13,397,457

Undistributed net investment income	95,386

Undistributed net realized gain (loss)	(128,278)

Unrealized appreciation (depreciation)	(1,343,363)

$12,021,202

Net Assets:
Class A	$4,019,216

Class C	$235,624

Class R	$8,759

Class Y	$37,707

Institutional Class	$7,719,896

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	498,182

Class C	29,287

Class R	1,086.4

Class Y	4,671

Institutional Class	956,191

Class A:
Net asset value per share	$8.07

Maximum offering price per share (Net asset value of $8.07 divided by 94.50%)	$8.54

Class C:
Net asset value and offering price per share	$8.05

Class R:
Net asset value and offering price per share	$8.06

Class Y:
Net asset value and offering price per share	$8.07

Institutional Class:
Net asset value and offering price per share	$8.07

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Emerging Markets Equity Fund

Statement of Operations

For the period May 31, 2011 (commencement date) through October 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $7,249)	$74,587

Dividends from affiliated money market funds	170

Total investment income	74,757

Expenses:
Advisory fees	25,843

Administrative services fees	21,096

Custodian fees	24,658

Distribution fees:
Class A	3,639

Class C	368

Class R	19

Transfer agent fees — A, C, R and Y	2,619

Transfer agent fees — Institutional	118

Trustees’ and officers’ fees and benefits	8,521

Registration and filing fees	19,330

Reports to shareholders	10,437

Professional services fees	20,707

Other	3,535

Total expenses	140,890

Less: Fees waived, and expenses reimbursed	(93,011)

Net expenses	47,879

Net investment income	26,878

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(128,278)

Foreign currencies (net of currency tax of $(17,991))	(15,882)

(144,160)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,343,581)

Foreign currencies	218

(1,343,363)

Net realized and unrealized gain (loss)	(1,487,523)

Net increase (decrease) in net assets resulting from operations	$(1,460,645)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Emerging Markets Equity Fund

Statement of Changes in Net Assets

For the period May 31, 2011 (commencement date) through October 31, 2011

October 31,
2011

Operations:
Net investment income	$26,878

Net realized gain (loss)	(144,160)

Change in net unrealized appreciation (depreciation)	(1,343,363)

Net increase (decrease) in net assets resulting from operations	(1,460,645)

Share transactions–net:
Class A	4,734,437

Class C	251,618

Class R	10,813

Class Y	35,943

Institutional Class	8,449,036

Net increase in net assets resulting from share transactions	13,481,847

Net increase in net assets	12,021,202

Net assets:
Beginning of period	—

End of period (includes undistributed net investment income of $95,386)	$12,021,202

Notes to Financial Statements

October 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Emerging Markets Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate,

13        Invesco Emerging Markets Equity Fund

maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

14        Invesco Emerging Markets Equity Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund will eliminate the 2% redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.91%

Next $500 million	0.885%

Next $1.5 billion	0.86%

Next $2.5 billion	0.835%

Next $2.5 billion	0.81%

Next $2.5 billion	0.785%

Over $10 billion	0.76%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

15        Invesco Emerging Markets Equity Fund

  The Adviser has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Institutional Class shares to 1.85%, 2.60%, 2.10%, 1.60% and 1.60% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013.
  The Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period May 31, 2011 (commencement date) to October 31, 2011, the Adviser waived advisory fees of $90,274 and reimbursed Class level expenses of $2,538, $64, $7, $10 and $118 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period May 31, 2011 (commencement date) to October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period May 31, 2011 (commencement date) to October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period May 31, 2011 (commencement date) to October 31, 2011, IDI advised the Fund that IDI retained $2,095 in front-end sales commissions from the sale of Class A shares and $11 and $12 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16        Invesco Emerging Markets Equity Fund

  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period May 31, 2011 (commencement date) through October 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Brazil	$1,606,751	$—	$—	$1,606,751

China	—	1,411,208	—	1,411,208

Hong Kong	—	438,364	—	438,364

Indonesia	—	145,692	—	145,692

Mexico	319,486	—	—	319,486

Poland	—	280,799	—	280,799

Russia	—	660,270	—	660,270

South Africa	291,269	914,067	—	1,205,336

South Korea	520,130	2,320,326	—	2,840,456

Taiwan	111,537	686,570	—	798,107

Thailand	—	431,786	—	431,786

Turkey	—	143,918	—	143,918

United Kingdom	—	236,440	—	236,440

United States	1,248,567	—	—	1,248,567

Vietnam	306,756	—	—	306,756

Total Investments	$4,404,496	$7,669,440	$—	$12,073,936

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period May 31, 2011 (commencement date) to October 31, 2011, the Fund paid no legal fees for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17        Invesco Emerging Markets Equity Fund

NOTE 6—Tax Components of Net Assets

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$95,386

Net unrealized appreciation (depreciation) — investments	(1,344,666)

Net unrealized appreciation — other investments	185

Capital loss carryforward	(127,160)

Shares of beneficial interest	13,397,457

Total net assets	$12,021,202

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2011 of $127,160 (short-term) which is not subject to expiration.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period May 31, 2011 (commencement date) to October 31, 2011 was $13,990,984 and $1,022,500, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$114,934

Aggregate unrealized (depreciation) of investment securities	(1,459,600)

Net unrealized appreciation (depreciation) of investment securities	$(1,344,666)

Cost of investments for tax purposes is $13,418,602.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of stock issuance costs, on October 31, 2011, undistributed net investment income was increased by $68,508, undistributed net realized gain (loss) was increased by $15,882 and shares of beneficial interest decreased by $84,390. This reclassification had no effect on the net assets of the Fund.

18        Invesco Emerging Markets Equity Fund

NOTE 9—Share Information

	Summary of Share Activity

	Period ended
	October 31, 2011(a)
	Shares	Amount

Sold:
Class A	556,920	$5,217,786

Class C	30,355	260,277

Class R	1,086.4	10,813

Class Y	4,971	38,917

Institutional Class	974,359	8,587,665

Reacquired(b):
Class A	(58,738)	(483,349)

Class C	(1,068)	(8,659)

Class R	—	—

Class Y	(300)	(2,974)

Institutional Class	(18,168)	(138,629)

Net increase in share activity	1,489,417.4	$13,481,847

(a)	85% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Net of redemption fees of $2,312

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

								Ratio of	Ratio of
			Net gains					expenses	expenses
			(losses) on					to average	to average net	Ratio of net
	Net asset		securities					net assets	assets without	investment
	value,	Net	(both	Total from	Net asset		Net assets,	with fee waivers	fee waivers	income to
	beginning	investment	realized and	investment	value, end	Total	end of period	and/or expenses	and/or expenses	average	Portfolio
	of period	income(a)	unrealized)	operations	of period	Return(b)	(000s omitted)	absorbed(c)	absorbed(c)	net assets(c)	turnover(d)

Class A
Period ended 10/31/11(e)	$10.00	$0.03	$(1.96)	$(1.93)	$8.07	(19.30)%	$4,019	1.84%	5.28%	0.87%	16%

Class C
Period ended 10/31/11(e)	10.00	0.00	(1.95)	(1.95)	8.05	(19.50)	236	2.59	6.03	0.12	16

Class R
Period ended 10/31/11(e)	10.00	0.02	(1.96)	(1.94)	8.06	(19.40)	9	2.09	5.53	0.62	16

Class Y
Period ended 10/31/11(e)	10.00	0.04	(1.97)	(1.93)	8.07	(19.30)	38	1.59	5.03	1.12	16

Institutional Class
Period ended 10/31/11(e)	10.00	0.04	(1.97)	(1.93)	8.07	(19.30)	7,720	1.59	4.86	1.12	16

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $3,450, $87, $9, $14 and $2,991 for Class A, Class C, Class R, Class Y and Institutional Class, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of May 31, 2011.

19        Invesco Emerging Markets Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Emerging Markets Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Emerging Markets Equity Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period May 31, 2011 (commencement date) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
December 27, 2011

20        Invesco Emerging Markets Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the May 31, 2011 (commencement date) through October 31, 2011. The hypothetical ending account value and expenses in the below example are based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/11)	(10/31/11)[1]	Period[2]	(10/31/11)	Period[2]	Ratio
A	$1,000.00	$807.00	$7.01	$1,013.33	$7.82	1.84%

C	1,000.00	804.00	9.86	1,010.17	10.98	2.59

R	1,000.00	806.00	7.96	1,012.28	8.87	2.09

Y	1,000.00	807.00	6.06	1,014.39	6.76	1.59

Institutional	1,000.00	807.00	6.70	1,014.40	6.74	1.59

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 31, 2011 (commencement date) through October 31, 2011, after actual expenses, and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 154 (as of close of business May 31, 2011 (commencement date) through October 31, 2011)/365. Because Class A, Class C, Class R, Class Y and Institutional Class shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class A, Class C, Class R, Class Y and Institutional Class shares of the Fund and other funds because such data is based on a full six month period.

21        Invesco Emerging Markets Equity Fund

Initial Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Emerging Markets Equity Fund (the Fund) investment advisory agreements. During meetings held on March 15-16, 2011, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund, and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Fund will be assigned to one of the Sub-Committees. This Sub-Committee structure permits the Trustees to focus on the performance of the Invesco Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies, limitations and investment risk of these funds.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreements, the Board considered, among other things, the factors discussed below. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to it and did not identify any particular factor that was controlling. One Trustee may have weighed a particular piece of information differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory and Sub-Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Invesco Funds, as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers are appropriate.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.
  In determining whether to approve the Fund’s investment advisory agreements, the Board considered the prior relationship between Invesco Advisers and the Invesco Funds, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it was beneficial to maintain the relationship for the Fund, in part, because of such knowledge.

B.	Fund Performance
The Board did not consider the performance of the Fund because the Fund is new and has no performance history.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered the contractual advisory fee rate of the Fund and the proposed fee limitations that will be in place for the Fund through June 30, 2012. The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit with respect to the services Invesco Advisers and its subsidiaries provide to the Invesco Funds. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of

22        Invesco Emerging Markets Equity Fund

the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the Fund’s investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2012, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers or its affiliates receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

23        Invesco Emerging Markets Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			141	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			141	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	141	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Emerging Markets Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	141	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			141	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	141	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	Director of Long Cove Club Owners’ Association (home owner’s association)

T-2        Invesco Emerging Markets Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange--Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

T-3        Invesco Emerging Markets Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Emerging Markets Equity Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

EME-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2011

Invesco Emerging Market Local Currency
Debt Fund
Nasdaq:
A: IAEMX ▪ B: IBEMX ▪ C: ICEMX ▪ R: IREMX ▪ Y: IYEMX ▪ Institutional: IIEMX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012 – just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed in the year just ended – how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 – and are likely to see again in 2012.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Emerging Market Local Currency Debt Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Emerging Market Local Currency Debt Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2011, Class A shares of Invesco Emerging Market Local Currency Debt Fund, at net asset value (NAV), returned 0.44%, underperforming the JP Morgan GBI-Emerging Markets Global Diversified Index, the Fund’s broad market/style-specific index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/10 to 10/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.44%

Class B Shares	-0.33

Class C Shares	-0.33

Class R Shares	0.09

Class Y Shares	0.69

Institutional Class Shares	0.68

JP Morgan GBI-Emerging Markets Global Diversified Index▼ (Broad Market/Style-Specific Index)	1.53

Lipper Emerging Markets Debt Funds Index■ (Peer Group Index)	1.40

Source(s): ▼Invesco, Bloomberg L.P.; ■Invesco, Lipper Inc.

How we invest
We invest primarily in debt securities denominated in the currencies of emerging market countries. The debt securities in which the Fund primarily invests include sovereign, quasi-sovereign, corporate and supranational bonds. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or whose majority shareholder is a foreign government. Supranational bonds are bonds issued by an international organization designated or supported by two or more government entities and designed to promote economic reconstruction, development or international banking institutions. Derivatives in which the Fund primarily invests include forward foreign exchange contracts and interest rate swap agreements. The Fund at times will also invest in options.
     While the Fund anticipates being largely invested in investment grade securities, the Fund may invest up to
100% of its total assets in securities considered to be non-investment grade (junk bonds).
     In making investment decisions, we make an initial assessment of the global economic environment, which provides the context for our sovereign and local currencies outlook, positioning relative to the economic cycle and the level of fundamental risk targeted within the Fund. We conduct sovereign debt and currency analysis using bottom-up fundamental analysis of the macroeconomic environment of each country, political analysis, appraisals of market supply and demand dynamics, as well as other factors. We then make a forward-looking assessment for each country’s fixed income securities and currency. Securities are selected for inclusion based on the perceived value of individual securities relative to alternatives, duration and yield curve positioning given the interest rate outlook, credit and currency opportunities and an effort to achieve appropriate diversification.
     We consider selling securities when:
■	The foreign exchange and interest rate outlook is no longer consistent with the original investment thesis.

■	The issue has met or exceeded its foreign exchange and interest rate objectives.

■	There are more attractive investment alternatives in the market.

Market conditions and your Fund
Global markets were extremely volatile during the reporting period. The markets finished 2010 on an upward trend that extended into early 2011 as investor sentiment remained relatively bullish. However, volatility significantly increased in the first quarter of 2011 due to turmoil in the Middle East and an earthquake and tsunami in Japan. In August, global equity and bond markets sold off precipitously due to concerns surrounding the European sovereign debt crisis and the continued budget standoff in the U.S., which eventually led to a U.S. credit rating downgrade by ratings agency Standard & Poor’s. This prompted concerns of a “double-dip” recession, and investors’ fears carried over into September, driving a sell-off of all risky assets. Nevertheless, markets rebounded in October on hopes that European leaders would make progress in resolving the region’s debt problems.
     Emerging markets (EM) local currency bond performance (as measured by the JP Morgan GBI-Emerging Markets Global Diversified Index) was positive, with a return of 1.53% for the 12 months ended October 31, 2011. EM local currency bonds remained resilient in the face of various market shocks in the first half of 2011, but fell victim to risk aversion in late August as the European debt crisis hit global risk assets. September was the worst month for EM local currency

Portfolio Composition
By industry

Sovereign Debt	58.1%

Diversified Banks	20.8

Investment Banking & Brokerage	7.3

Electric Utilities	3.2

Other Diversified Financial Services	2.8

Diversified Chemicals	1.9

Integrated Telecommunication Services	1.0

Money Market Funds Plus Other Assets Less Liabilities	4.9

Top 10 Fixed Income Issuers*

1.	Malaysia Government	9.2%

2.	Poland Government	8.8

3.	South Africa Government	5.8

4.	Brazil Notas do Tesouro Nacional	5.7

5.	Mexican Bonos	4.7

6.	Thailand Government	4.4

7.	Barclays Bank PLC	4.2

8.	Turkey Government	4.1

9.	Russia Foreign Bond	4.0

10.	Citigroup Funding Inc.	3.9

Top Five Countries

1.	Brazil	11.0%

2.	United States	10.1

3.	Supranational	9.2

4.	Malaysia	9.2

5.	Poland	8.8

Total Net Assets		$47.3 million

Total Number of Holdings*		42

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Emerging Market Local Currency Debt Fund

bonds since the 2008 collapse of Lehman Brothers, causing returns to turn negative for the first 11 months of the fiscal year. However, EM local currency bonds rallied in October, bringing their performance back to positive territory for the fiscal year.
     While EM securities took a hit due to fears over the European debt crisis, fundamentals in EM economies remained strong. The World Economic Outlook survey, conducted by the International Monetary Fund, projected that the output of emerging economies will expand at rates of 6.4% and 6.1% in 2011 and 2012, respectively, while developed economies will grow at a slower 1.6% and 1.9% pace.1 Furthermore, according to IMF year-end estimates, EM debt ratios are one-third the level of developed countries, and EM central banks have built up foreign exchange revenues of $7.6 trillion.”1 Also, the asset class has seen improved credit ratings as all three major JP Morgan EM debt indexes are investment-grade rated.
     As the markets were very volatile, many local-currency bonds both helped and hurt the Fund’s relative performance at different points of the reporting period. At the end of 2010, the Fund’s exposure to Eastern Europe – in particular, Hungary and Turkey – proved beneficial to performance. However, Hungary and Turkey became the main detractors from relative performance in early 2011. We pared the Fund’s exposure to Eastern Europe due to concerns over the European debt crisis, and subsequently our underweight exposure to Hungary and Turkey became the top contributors to relative performance during the latter part of the reporting period. The Fund’s underweight exposure to Thailand, although beneficial in the second quarter of 2011, detracted from performance in the third quarter as the Thai baht was a lower-volatility currency. Over the full reporting period, the Fund was hurt by its positioning in Latin America, and in particular Brazil, as well as by its bond selection in South Africa. The Fund’s tactical positioning in Peru proved to be beneficial for its relative performance.
     The Fund also invested in credit linked notes during the reporting period; this contributed to the Fund’s relative performance. Credit linked notes are securities structured to reflect the market returns and risks of a specific reference asset. We use credit linked notes to gain exposure to certain local debt markets, such as Indonesia, in which direct investments may be difficult due to government restrictions and/or tax issues.
     We thank you for your investment in Invesco Emerging Market Local Currency Debt Fund.
1   Source: International Monetary Fund
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Claudia Calich
Portfolio manager, is lead manager of Invesco Emerging Market Local Currency Debt Fund. She joined Invesco in 2004 and leads Invesco Fixed Income’s emerging markets team. Ms. Calich graduated with honors with a B.A. in economics from Susquehanna University. She also earned an M.A. in international economics from the International University of Japan in Niigata.
Jack Deino
Chartered Financial Analyst, portfolio manager, is manager of Invesco Emerging Market Local Currency Debt Fund. He joined Invesco in 2006. Mr. Deino earned a B.A. in Latin American studies from The University of Texas.
Eric Lindenbaum
Portfolio manager, is manager of Invesco Emerging Market Local Currency Debt Fund. He joined Invesco in 2004. Mr. Lindenbaum earned a B.A. from The Johns Hopkins University. He earned an M.B.A. in finance and a Masters of International Affairs degree in economics from Columbia University.

5	Invesco Emerging Market Local Currency Debt Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 6/16/10, index data from 6/30/10

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board may authorize a significant change in investment strategy or Fund liquidation.

About indexes used in this report
■	The JP Morgan GBI-Emerging Markets Global Diversified Index is a comprehensive global and local emerging markets index and consists of liquid, fixed rate, domestic-currency government bonds.

■	The Lipper Emerging Markets Debt Funds Index is an unmanaged index considered representative of emerging market debt funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6	Invesco Emerging Market Local Currency Debt Fund

Average Annual Total Returns
As of 10/31/11, including maximum applicable sales charges

Class A Shares

Inception (6/16/10)		5.75%

1	Year	-4.30

Class B Shares

Inception (6/16/10)		5.87%

1	Year	-4.99

Class C Shares

Inception (6/16/10)		8.70%

1	Year	-1.26

Class R Shares

Inception (6/16/10)		9.23%

1	Year	0.09

Class Y Shares

Inception (6/16/10)		9.83%

1	Year	0.69

Institutional Class Shares

Inception (6/16/10)		9.76%

1	Year	0.68
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date

Average Annual Total Returns
As of 9/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (6/16/10)		1.73%

1	Year	-8.03

Class B Shares

Inception (6/16/10)		1.85%

1	Year	-8.64

Class C Shares

Inception (6/16/10)		4.88%

1	Year	-5.05

Class R Shares

Inception (6/16/10)		5.39%

1	Year	-3.67

Class Y Shares

Inception (6/16/10)		5.98%

1	Year	-3.09

Institutional Class Shares

Inception (6/16/10)		5.90%

1	Year	-3.18
of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.24%, 1.99%, 1.99%, 1.49%, 0.99% and 0.99%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.67%, 2.42%, 2.42%, 1.92%, 1.42% and 1.20%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or expenses, performance would have been lower.
     A redemption fee of 2% is imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus. Effective January 1, 2012, after the close of the reporting period, the Fund will eliminate the redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
[1]	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2012. See current prospectus for more information.

7	Invesco Emerging Market Local Currency Debt Fund

Invesco Emerging Market Local Currency Debt Fund’s investment objective is to provide total return.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Counterparty risk. Individually negotiated or over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract (such as a futures contract or swap agreement) will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

■	Options risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

■	Swaps risk. Swaps are subject to credit risk and counterparty risk.

■	Tax risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IAEMX
Class B Shares	IBEMX
Class C Shares	ICEMX
Class R Shares	IREMX
Class Y Shares	IYEMX
Institutional Class Shares	IIEMX

8	Invesco Emerging Market Local Currency Debt Fund

Schedule of Investments

October 31, 2011

	Principal
	Amount		Value

Non U.S. Dollar Denominated Bonds & Notes–94.95%(a)
Brazil–10.83%
Banco Safra S.A., Sr. Unsec. Notes, 10.25%, 08/08/16(b)	BRL	1,400,000	$791,514

Brasil Telecom S.A., Sr. Unsec. Notes, 9.75%, 09/15/16(b)	BRL	860,000	493,734

Brazil Notas do Tesouro Nacional, Series F, Unsub. Notes, 10.00%, 01/01/17	BRL	1,100,000	605,367

Notes, 10.00%, 01/01/21	BRL	3,700,000	1,971,401

Itau Unibanco Holding S.A., Sr. Unsec. Notes, 10.50%, 11/23/15(b)	BRL	2,050,000	1,260,564

			5,122,580

Chile–1.53%
Chile Government, Sr. Unsec. Global Notes, 5.50%, 08/05/20	CLP	334,000,000	721,384

Colombia–3.63%
Colombia Government, Sr. Unsec. Global Bonds, 7.75%, 04/14/21	COP	1,200,000,000	758,134

9.85%, 06/28/27	COP	530,000,000	402,306

Empresas Publicas de Medellin, Sr. Unsec. Bonds, 8.38%, 02/01/21(b)	COP	1,000,000,000	555,004

			1,715,444

Germany–1.09%
Kreditanstalt fuer Wiederaufbau, Tranche 1, Sr. Unsec. Gtd. Medium-Term Euro Notes, 14.50%, 01/26/17	TRY	720,000	513,879

Hungary–3.24%
Hungary Government, Series 17/B, Bonds, 6.75%, 02/24/17	HUF	348,500,000	1,533,291

Ireland–2.04%
RusHydro Finance Ltd., Sr. Sec. Medium-Term Euro Loan Participation Notes, 7.88%, 10/28/15	RUB	30,000,000	963,736

Luxembourg–2.14%
Russian Agricultural Bank OJSC Via RSHB Capital S.A, Sr. Unsec. Euro Loan Participation Notes, 7.50%, 03/25/13	RUB	30,600,000	1,013,366

Malaysia–9.17%
Malaysia Government, Series 0111, Bonds, 4.16%, 07/15/21	MYR	6,781,000	2,287,963

Series 0110, Sr. Unsec. Bonds, 3.84%, 08/12/15	MYR	1,000,000	332,607

Series 0902, Sr. Unsec. Bonds, 4.38%, 11/29/19	MYR	5,000,000	1,713,282

			4,333,852

Mali–1.93%
Sinochem Offshore Capital Co. Ltd., Sr. Unsec. Gtd. Euro Notes, 1.80%, 01/18/14	CNY	6,000,000	910,305

Mexico–4.73%
Mexican Bonos, Series M20, Bonds, 10.00%, 12/05/24	MXN	22,700,000	2,236,648

Peru–2.32%
Peruvian Government, Sr. Unsec. Notes, 8.20%, 08/12/26(b)	PEN	2,460,000	1,095,171

Philippines–0.96%
Philippine Government, Sr. Unsec. Global Notes, 4.95%, 01/15/21	PHP	20,000,000	452,423

Poland–8.84%
Poland Government, Series DS1015, Bonds, 6.25%, 10/24/15	PLN	6,125,000	2,020,408

Series DS1017, Bonds, 5.25%, 10/25/17	PLN	6,855,000	2,158,982

			4,179,390

Russia–3.97%
Russia Foreign Bond, REGS, Sr. Unsec. Euro Bonds, 7.85%, 03/10/18(b)	RUB	55,000,000	1,879,152

South Africa–5.82%
South Africa Government, Series R186, Bonds, 10.50%, 12/21/26	ZAR	9,370,000	1,406,184

Series R208, Bonds, 6.75%, 03/31/21	ZAR	11,475,000	1,344,201

			2,750,385

South Korea–0.68%
Export-Import Bank of Korea, Sr. Unsec. Notes, 8.30%, 03/15/14(b)	IDR	2,850,000,000	323,116

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Emerging Market Local Currency Debt Fund

	Principal
	Amount		Value

Supranational–9.19%
Asian Development Bank, Series 421-00-2, Sr. Unsec. Medium-Term Euro Notes, 9.00%, 06/27/13	ZAR	8,950,000	$1,170,243

European Bank for Reconstruction & Development, Sr. Unsec. Medium-Term Euro Notes, 0.00%, 12/31/18(c)	ZAR	5,600,000	407,396

Sr. Unsec. Medium-Term Global Notes, 4.80%, 09/20/15	PHP	7,000,000	174,389

8.00%, 02/18/13	ZAR	1,330,000	172,112

European Investment Bank, Series 1629/08, Sr. Unsec. Medium-Term Euro Notes,
6.50%, 01/05/15	HUF	73,000,000	341,160

9.63%, 04/01/15	TRY	2,060,000	1,209,230

International Bank for Reconstruction & Development, Sr. Unsec. Medium-Term Euro Notes, 10.00%, 03/02/17	TRY	1,400,000	868,870

			4,343,400

Thailand–4.40%
Thailand Government, Sr. Unsec. Bonds, 3.88%, 06/13/19	THB	6,875,000	234,180

4.13%, 11/18/16	THB	54,300,000	1,846,445

			2,080,625

Turkey–4.11%
Turkey Government, Bonds, 0.00%, 02/20/13(c)	TRY	1,555,000	778,359

10.50%, 01/15/20	TRY	680,000	407,100

11.00%, 08/06/14	TRY	1,290,000	757,344

			1,942,803

United Kingdom–4.22%
Barclays Bank PLC, Series FR52, Sr. Unsec. Medium-Term Euro Notes, 10.50%, 08/19/30	IDR	13,200,000,000	1,996,476

United States–10.11%
Citigroup Funding Inc., Sr. Unsec. Gtd. Medium-Term Euro Notes, 8.38%, 09/17/26(b)	IDR	14,000,000,000	1,819,578

General Electric Capital Corp., Sr. Unsec. Medium-Term Euro Notes, 8.87%, 06/02/18	MXN	17,800,000	1,315,939

Morgan Stanley, Series G, Sr. Unsec. Medium-Term Euro Notes, 8.44%, 12/28/15	MXN	20,000,000	1,645,307

			4,780,824

Total Non U.S. Dollar Denominated Bonds & Notes (Cost $45,916,219)			44,888,250

	Shares
Money Market Funds–2.69%
Liquid Assets Portfolio–Institutional Class(d)		635,350	635,350

Premier Portfolio–Institutional Class(d)		635,350	635,350

Total Money Market Funds (Cost $1,270,700)			1,270,700

TOTAL INVESTMENTS–97.64% (Cost $47,186,919)			46,158,950

OTHER ASSETS LESS LIABILITIES–2.36%			1,117,479

NET ASSETS–100.00%			$47,276,429

Investment Abbreviations:

BRL	– Brazilian Real
CLP	– Chilean Peso
CNY	– Chinese Yuan
COP	– Colombian Peso
Gtd.	– Guaranteed
HUF	– Hungary Forint
IDR	– Indonesian Rupiah
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PEN	– Peru Nuevo Sol
PHP	– Philippines Peso
PLN	– Poland Zloty
REGS	– Regulation S
RUB	– Russian Rouble
Sec.	– Secured
Sr.	– Senior
THB	– Thai Baht
TRY	– New Turkish Lira
Unsec.	– Unsecured
ZAR	– South African Rand

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2011 was $8,217,833, which represented 17.38% of the Fund’s Net Assets.
(c)	Zero coupon bond issued at a discount.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Emerging Market Local Currency Debt Fund

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $45,916,219)	$44,888,250

Investments in affiliated money market funds, at value and cost	1,270,700

Total investments, at value (Cost $47,186,919)	46,158,950

Foreign currencies, at value (Cost $409,838)	410,315

Receivable for:
Fund shares sold	266,456

Dividends and interest	1,119,190

Investment for trustee deferred compensation and retirement plans	2,124

Other assets	19,957

Total assets	47,976,992

Liabilities:
Payable for:
Investments purchased	350,095

Fund shares reacquired	170,526

Accrued fees to affiliates	34,762

Accrued other operating expenses	141,837

Trustee deferred compensation and retirement plans	2,871

Unrealized depreciation on swap agreements	472

Total liabilities	700,563

Net assets applicable to shares outstanding	$47,276,429

Net assets consist of:
Shares of beneficial interest	$44,830,501

Undistributed net investment income	2,441,953

Undistributed net realized gain	1,088,487

Unrealized appreciation (depreciation)	(1,084,512)

$47,276,429

Net Assets:
Class A	$12,886,424

Class B	$842,609

Class C	$3,078,667

Class R	$385,720

Class Y	$1,130,621

Institutional Class	$28,952,388

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,243,670

Class B	81,397

Class C	297,272

Class R	37,229

Class Y	109,067

Institutional Class	2,796,085

Class A:
Net asset value per share	$10.36

Maximum offering price per share
(Net asset value of $10.36 divided by 95.25%)	$10.88

Class B:
Net asset value and offering price per share	$10.35

Class C:
Net asset value and offering price per share	$10.36

Class R:
Net asset value and offering price per share	$10.36

Class Y:
Net asset value and offering price per share	$10.37

Institutional Class:
Net asset value and offering price per share	$10.35

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Emerging Market Local Currency Debt Fund

Statement of Operations

For the year ended October 31, 2011

Investment income:
Interest	$2,850,113

Dividends from affiliated money market funds	2,619

Total investment income	2,852,732

Expenses:
Advisory fees	345,156

Administrative services fees	50,000

Custodian fees	38,123

Distribution fees:
Class A	19,857

Class B	6,663

Class C	14,414

Class R	411

Transfer agent fees — A, B, C, R and Y	27,388

Transfer agent fees — Institutional	591

Trustees’ and officers’ fees and benefits	16,243

Registration and filing fees	138,443

Other	40,405

Total expenses	697,694

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(204,176)

Net expenses	493,518

Net investment income	2,359,214

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	3,536,764

Foreign currencies	(224,521)

Foreign currency contracts	14,183

3,326,426

Change in net unrealized appreciation (depreciation) of:
Investment securities	(6,716,378)

Foreign currencies	(111,458)

Swap agreements	(472)

(6,828,308)

Net realized and unrealized gain (loss)	(3,501,882)

Net increase (decrease) in net assets resulting from operations	$(1,142,668)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Emerging Market Local Currency Debt Fund

Statement of Changes in Net Assets

For the year ended October 31, 2011 and the period from June 16, 2010 (commencement date) through October 31, 2010

		June 16, 2010
		(commencement
		date) through
	October 31,	October 31,
	2011	2010

Operations:
Net investment income	$2,359,214	$1,260,377

Net realized gain	3,326,426	766,697

Change in net unrealized appreciation (depreciation)	(6,828,308)	5,743,796

Net increase (decrease) in net assets resulting from operations	(1,142,668)	7,770,870

Distributions to shareholders from net investment income:
Class A	(355,179)	(12,011)

Class B	(32,336)	(3,450)

Class C	(57,061)	(1,015)

Class R	(3,770)	(305)

Class Y	(50,686)	(1,924)

Institutional Class	(2,130,960)	(1,028,892)

Total distributions from net investment income	(2,629,992)	(1,047,597)

Distributions to shareholders from net realized gains:
Class A	(37,695)	—

Class B	(8,132)	—

Class C	(8,445)	—

Class R	(837)	—

Class Y	(9,604)	—

Institutional Class	(476,938)	—

Total distributions from net realized gains	(541,651)	—

Share transactions–net:
Class A	12,108,990	1,725,109

Class B	450,075	434,371

Class C	2,967,745	309,891

Class R	351,505	42,541

Class Y	742,606	417,033

Institutional Class	(38,283,705)	63,601,306

Net increase (decrease) in net assets resulting from share transactions	(21,662,784)	66,530,251

Net increase (decrease) in net assets	(25,977,095)	73,253,524

Net Assets:
Beginning of year	73,253,524	—

End of year (includes undistributed net investment income of $2,441,953 and $487,910, respectively)	$47,276,429	$73,253,524

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Emerging Market Local Currency Debt Fund

Notes to Financial Statements

October 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Emerging Market Local Currency Debt Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide total return.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

14        Invesco Emerging Market Local Currency Debt Fund

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund will eliminate the 2% redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of

15        Invesco Emerging Market Local Currency Debt Fund

the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

16        Invesco Emerging Market Local Currency Debt Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.75%

Next $500 million	0.70%

Next $500 million	0.67%

Over $1.5 billion	0.65%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.24%, 1.99%, 1.99%, 1.49%, 0.99% and 0.99% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013.
  The Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2011, the Adviser waived fund level fees of $174,086 and reimbursed class level expenses of $19,636, $1,647, $3,563, $203, $2,338 and $591 of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2011, IDI advised the Fund that IDI retained $7,957 in front-end sales commissions from the sale of Class A shares and $0, $266 and $1,109 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs

17        Invesco Emerging Market Local Currency Debt Fund

(Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended October 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Money Market Funds	$1,270,700	$—	$—	$1,270,700

Foreign Debt Securities	—	17,441,363	—	17,441,363

Foreign Government Debt Securities	—	27,446,887	—	27,446,887

	$1,270,700	$44,888,250	$—	$46,158,950

Swap Agreements*	—	(472)	—	(472)

Total Investments	$1,270,700	$44,887,778	$—	$46,158,478

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of October 31, 2011:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Foreign Swap(a)	$—	$(472)

(a)	Includes cumulative appreciation (depreciation) of foreign swaps.

Effect of Derivative Instruments for the year ended October 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Swap	Foreign Currency
	Agreements*	Contracts*

Realized Gain
Currency risk	$—	$14,183

Change in Unrealized Appreciation (Depreciation)
Currency risk	$—	$(111,458)

Interest rate risk	(472)	—

Total	$(472)	$(97,275)

*	The notional value average value of swap agreements and foreign currency contracts outstanding during the period was $8,676 and $227,828, respectively.

Interest Rate Swaps Agreements
			Pay	Floating Rate*		Unrealized
	Notional		Fixed	(Rate Reset	Termination	Appreciation
	Amount		Rate	Monthly)	Date	(Depreciation)

Deutsche Bank A.G.	HUF	100,000,000	6.77%	6.19%	11/03/13	$(472)

*	Based on 6 month Budapest Interbank Offered Rate (BUBOR).

Currency Abbreviation:
HUF- Hungary Forint

18        Invesco Emerging Market Local Currency Debt Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,112.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2011, the Fund paid legal fees of $1,548 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2011 and 2010:

	2011	2010

Ordinary income	$3,171,643	$1,047,597

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$3,391,790

Undistributed long-term gain	141,252

Net unrealized appreciation (depreciation) — investments	(1,027,969)

Net unrealized appreciation (depreciation) — other investments	(56,543)

Temporary book/tax differences	(2,602)

Shares of beneficial interest	44,830,501

Total net assets	$47,276,429

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  The Fund does not have a capital loss carryforward at period-end.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2011 was $46,163,865 and $69,010,576, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$953,313

Aggregate unrealized (depreciation) of investment securities	(1,981,282)

Net unrealized (depreciation) of investment securities	$(1,027,969)

Cost of investments is the same for tax and financial reporting purposes

19        Invesco Emerging Market Local Currency Debt Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2011, undistributed net investment income was increased by $2,224,821 and undistributed net realized gain was decreased by $2,224,821. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

			June 16, 2010
	Year ended		(commencement date) to
	October 31, 2010(a)		October 31, 2010
	Shares	Amount	Shares	Amount

Sold:
Class A	1,881,707	$20,475,302	169,790	$1,832,459

Class B	66,218	718,824	50,392	536,509

Class C	305,777	3,355,130	28,174	309,048

Class R	36,624	387,033	3,925	42,236

Class Y	163,593	1,742,215	38,682	415,109

Institutional Class	557,441	5,880,731	6,986,499	70,699,760

Issued as reinvestment of dividends:
Class A	30,411	324,846	931	10,071

Class B	3,533	37,552	253	2,732

Class C	5,105	54,298	77	843

Class R	370	3,872	28	305

Class Y	4,534	48,370	174	1,924

Institutional Class	244,747	2,606,624	96,762	1,028,892

Automatic conversion of Class B shares to Class A shares:
Class A	2,641	28,333	28	304

Class B	(2,643)	(28,333)	(28)	(304)

Reacquired(b)
Class A	(830,917)	(8,719,491)	(10,921)	(117,725)

Class B	(26,698)	(277,968)	(9,630)	(104,566)

Class C	(41,861)	(441,683)	—	—

Class R	(3,718)	(39,400)	—	—

Class Y	(97,916)	(1,047,979)	—	—

Institutional Class	(4,329,405)	(46,771,060)	(759,959)	(8,127,346)

Net increase (decrease) in share activity	(2,030,457)	$(21,662,784)	6,595,177	$66,530,251

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 60% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Net of redemption fees of $2,715 and $390 allocated among the classes based on relative net assets of each class for the year ended October 31, 2011 and June 16, 2009 (Commencement debt) through October 31, 2011.

20        Invesco Emerging Market Local Currency Debt Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/11	$11.11	$0.53	$(0.49)	$0.04	$(0.63)	$(0.16)	$(0.79)	$10.36	0.34%	$12,886	1.23	%(e)	1.86	%(e)	4.97	%(e)	106%
Year ended 10/31/10(f)	10.00	0.21	1.07	1.28	(0.17)	—	(0.17)	11.11	12.90	1,776	1.24	(g)	1.76	(g)	5.06	(g)	22

Class B
Year ended 10/31/11	11.10	0.45	(0.49)	(0.04)	(0.55)	(0.16)	(0.71)	10.35	(0.42)	843	1.98	(e)	2.61	(e)	4.22	(e)	106
Year ended 10/31/10(f)	10.00	0.18	1.07	1.25	(0.15)	—	(0.15)	11.10	12.52	455	1.99	(g)	2.51	(g)	4.31	(g)	22

Class C
Year ended 10/31/11	11.10	0.45	(0.48)	(0.03)	(0.55)	(0.16)	(0.71)	10.36	(0.33)	3,079	1.98	(e)	2.61	(e)	4.22	(e)	106
Year ended 10/31/10(f)	10.00	0.18	1.07	1.25	(0.15)	—	(0.15)	11.10	12.52	314	1.99	(g)	2.51	(g)	4.31	(g)	22

Class R
Year ended 10/31/11	11.11	0.49	(0.48)	0.01	(0.60)	(0.16)	(0.76)	10.36	0.09	386	1.48	(e)	2.11	(e)	4.72	(e)	106
Year ended 10/31/10(f)	10.00	0.20	1.07	1.27	(0.16)	—	(0.16)	11.11	12.81	44	1.49	(g)	2.01	(g)	4.81	(g)	22

Class Y
Year ended 10/31/11	11.11	0.56	(0.49)	0.07	(0.65)	(0.16)	(0.81)	10.37	0.69	1,131	0.98	(e)	1.61	(e)	5.22	(e)	106
Year ended 10/31/10(f)	10.00	0.22	1.07	1.29	(0.18)	—	(0.18)	11.11	13.00	432	0.99	(g)	1.51	(g)	5.31	(g)	22

Institutional Class
Year ended 10/31/11	11.11	0.56	(0.51)	0.05	(0.65)	(0.16)	(0.81)	10.35	0.50	28,952	0.98	(e)	1.36	(e)	5.22	(e)	106
Year ended 10/31/10(f)	10.00	0.21	1.08	1.29	(0.18)	—	(0.18)	11.11	13.00	70,233	0.99	(g)	1.29	(g)	5.31	(g)	22

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $7,943, $666, $1,441, $82, $946 and $34,943 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of June 16, 2010.
(g)	Annualized.

21        Invesco Emerging Market Local Currency Debt Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Emerging Market Local Currency Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Emerging Market Local Currency Debt Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended October 31, 2011 and for the period June 16, 2010 (commencement date) through October 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
December 27, 2011

22        Invesco Emerging Market Local Currency Debt Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/11)	(10/31/11)[1]	Period[2]	(10/31/11)	Period[2]	Ratio
A	$1,000.00	$942.90	$6.07	$1,018.95	$6.31	1.24%

B	1,000.00	939.20	9.73	1,015.17	10.11	1.99

C	1,000.00	939.20	9.73	1,015.17	10.11	1.99

R	1,000.00	941.60	7.29	1,017.69	7.58	1.49

Y	1,000.00	944.00	4.85	1,020.21	5.04	0.99

Institutional	1,000.00	944.00	4.85	1,020.21	5.04	0.99

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2011 through October 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco Emerging Market Local Currency Debt Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Emerging Market Local Currency Debt Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the

24        Invesco Emerging Market Local Currency Debt Fund

nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board did not consider the performance of the Fund because the Fund does not yet have a full year’s performance history.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board noted there was no comparative Lipper expense group material for the Fund because the Fund does not yet have a full year of operations. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the other funds were offshore funds and determined that a comparison of fees was not apt.
  Other than the funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also considered the effect this fee waiver would have on the Fund’s total estimated expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25        Invesco Emerging Market Local Currency Debt Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        Invesco Emerging Market Local Currency Debt Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			141	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			141	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	141	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Emerging Market Local Currency Debt Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	141	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			141	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	141	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	Director of Long Cove Club Owners’ Association (home owner’s association)

T-2        Invesco Emerging Market Local Currency Debt Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange--Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

T-3        Invesco Emerging Market Local Currency Debt Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Emerging Market Local Currency Debt Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

EMLCD-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2011

Invesco Endeavor Fund
Nasdaq:
A: ATDAX ▪ B: ATDBX ▪ C: ATDCX ▪ R: ATDRX ▪ Y: ATDYX ▪ Institutional: ATDIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
19	Financial Highlights
20	Auditor’s Report
21	Fund Expenses
22	Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012 – just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed in the year just ended – how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 – and are likely to see again in 2012.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Endeavor Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Endeavor Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2011, all share classes of Invesco Endeavor Fund, at net asset value (NAV), outperformed the Fund’s broad market, style-specific and peer group indexes.
     Drivers of performance were largely stock specific. We attribute the Fund’s outperformance versus its style-specific index mainly to above-market returns from select investments in the health care and consumer discretionary sectors. Alternatively, select holdings in the industrials and information technology (IT) sectors were the largest detractors from Fund performance during the fiscal year.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/10 to 10/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.61%

Class B Shares	9.82

Class C Shares	9.81

Class R Shares	10.32

Class Y Shares	10.97

Institutional Class Shares	11.19

S&P 500 Index▼ (Broad Market Index)	8.07

Russell Midcap Index▼ (Style-Specific Index)	7.85

Lipper Mid-Cap Core Funds Index▼ (Peer Group Index)	4.66

Source(s): ▼Lipper Inc.

How we invest
We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management teams. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on its future free cash flows.
     In conducting a comprehensive analysis of a company, we strive to identify primarily U.S. stocks that have:
■	Sustainable competitive advantages.

■	Strong growth prospects.

■	Attractive economics.

■	Honest and capable management teams.
     Also central to our discipline is our adherence to an investment horizon of three- to five years. We use this long-term approach because we believe good business strategies usually take that long to implement and to produce strong earnings growth. We also use a concentrated portfolio approach, constructing a portfolio of about 20 to 30 stocks. We believe this allows each investment opportunity to materially impact Fund performance.
     While deliberate efforts are made to reduce risk through industry diversification, our primary method of attempting to reduce risk is to purchase businesses that are trading below their estimated intrinsic value. Thus, if our assessment of the company’s future is incorrect and the stock declines in price, the impact should be tempered since we originally acquired the stock at less than its estimated intrinsic value.

Holdings are considered for sale if:

■	A more attractive investment opportunity exists.

■	Full value of the investment is deemed to have been realized.
     Holdings are also considered for sale if the original thesis for buying the company changes due to a fundamental negative change in management strategy or a fundamental negative change in the competitive environment.

Market conditions and your Fund
The fiscal year began with equity markets on an upward trend through the first quarter of 2011. Corporate fundamentals continued to advance as cost controls and improving revenues helped produce strong margins and earnings. However, in the latter half of the fiscal year, investor focus shifted from fundamentals to global macroeconomic concerns. Market volatility drastically increased due to civil unrest in Egypt and Libya and the devastating earthquake and tsunami in Japan. At the same time, the sovereign debt crisis intensified in the eurozone and growth in developed economies decelerated, prompting fears of a global recession. Despite significant volatility, most major equity indexes managed positive returns for the fiscal year.
     Our investment approach focuses on individual businesses rather than market sectors. Therefore, your Fund shares little in common with sector weightings of the Fund’s indexes. However, if we were to broadly categorize businesses with which we had the most success during the fiscal year, our investments in select health care and consumer discretionary stocks were among the largest contributors to Fund performance. Select holdings in the industrials and IT sectors were among the largest detractors.
     Health care company Kinetic Concepts was the largest contributor to Fund results during the fiscal year. Kinetic Concepts is a global leader in “negative pressure wound therapy” that

Portfolio Composition
By sector

Industrials	31.7%

Information Technology	16.9

Health Care	11.3

Materials	8.5

Financials	5.1

Consumer Staples	4.0

Consumer Discretionary	0.5

Money Market Funds Plus Other Assets Less Liabilities	22.0

Top 10 Equity Holdings*

1.	Brightpoint, Inc.	5.4%

2.	Newalta Corp.	5.4

3.	International Rectifier Corp.	4.8

4.	Quanta Services, Inc.	4.8

5.	Louisiana-Pacific Corp.	4.7

6.	Pike Electric Corp.	4.7

7.	Activision Blizzard, Inc.	4.5

8.	Zimmer Holdings, Inc.	4.5

9.	Orion Marine Group, Inc.	4.3

10.	Molson Coors Brewing Co.-Class B	4.0

Total Net Assets	$228.5 million

Total Number of Holdings*	24
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Endeavor Fund

helps heal acute wounds faster than gauze dressings. A significant segment of the company is its regenerative tissue business. Kinetic Concepts has an industry-leading product in this segment that we believe has great potential to increase sales in Europe and around the world. Overall, we believe the company has innovative technologies, superior distribution and a highly efficient billing system. Shares of the company appreciated during most of the reporting period, especially after it received a takeover offer from a private equity firm in mid-July. We sold our position in Kinetic Concepts during the reporting period.
     Another top contributor to Fund performance was Arbitron. Arbitron is a rating provider for radio stations that offers information on listener habits and demographic data. Arbitron developed a technology that will enhance the reliability and accuracy of gathering listener data – versus the current method of listeners diarizing the information, which isn’t as accurate because it depends on the listener’s memory. During the reporting period, Arbitron announced it had renewed a multi-year contract with its largest customer. Although we believed there was little risk that this renewal would not occur, the company’s share price appreciated as the news provided some clarity for market participants. We took the opportunity to sell our position in Arbitron as a result of the strong price appreciation.
     Orion Marine Group and Research in Motion were the largest detractors from Fund performance during the fiscal year. Orion Marine Group is a marine specialty contractor for the heavy civil marine infrastructure market operating mainly along the U.S. Gulf Coast, Atlantic Seaboard and Caribbean Basin. The share price of the company’s stock declined mainly because of investor concerns regarding the strength of the U.S. economy and the general outlook for infrastructure spending. We used this price weakness as an opportunity to add to our position in Orion Marine Group. Research in Motion is a global leader in the wireless industry with their BlackBerry line of devices. Product delays caused the company to miss near-term market expectations. Investors sold shares en masse, as intense competitive pressure and ongoing execution challenges have called into question Research in Motion’s ability to compete effectively in the smartphone market.
     Given the Fund’s small exposure to foreign securities, we attempt to partially limit our exposure to currency fluctuations by using currency hedges – the purchase or sale of a foreign security denominated or quoted in that currency. Over the long-term, this technique has allowed us to lock in current exchange rates so the returns of our foreign stocks are more representative of their local currency returns. Our currency hedges made a small positive contribution to the Fund’s overall performance during the fiscal year.
     Increased market volatility during the fiscal year presented some select buying opportunities. We took advantage of this market situation by making some new investments and adding to some of our existing holdings. We also sold several holdings based on valuations and other factors.
     During the fiscal year, we continued to focus on finding quality businesses trading at attractive values relative to what we believe are their long-term prospects. In contrast, the market is often driven by short-term events or outlooks. Market volatility during the reporting period allowed us to take advantage of investment opportunities we believe may benefit your Fund in the long term. Given this volatility, we would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program.
     While we can never predict future Fund performance, we pledge to you that we will adhere to our discipline of being business people who buy businesses – and we will continually strive to upgrade the quality of your Fund’s portfolio.
     As always, we thank you for your investment in Invesco Endeavor Fund and for sharing our long-term investment perspective.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Clayton Zacharias
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Endeavor Fund. Mr. Zacharias joined Invesco in 2002. He earned a B.B.A. from Simon Fraser University.
Mark Uptigrove
Chartered Financial Analyst, portfolio manager, is manager of Invesco Endeavor Fund. Mr. Uptigrove joined Invesco in 2005. He earned a B.A. from the University of Western Ontario and an M.B.A. from the Richard Ivey School of Business.

5 Invesco Endeavor Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Index data from 10/31/03, Fund data from 11/4/03

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco Endeavor Fund

Average Annual Total Returns
As of 10/31/11, including maximum applicable
sales charges

Class A Shares

Inception (11/4/03)		7.64%

5	Years	2.78

1	Year	4.54

Class B Shares

Inception (11/4/03)		7.62%

5	Years	2.81

1	Year	4.82

Class C Shares

Inception (11/4/03)		7.63%

5	Years	3.17

1	Year	8.81

Class R Shares

Inception		8.15%

5	Years	3.70

1	Year	10.32

Class Y Shares

Inception		8.51%

5	Years	4.12

1	Year	10.97

Institutional Class Shares

Inception		8.93%

5	Years	4.52

1	Year	11.19
Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 9/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (11/4/03)		6.31%

5	Years	1.90

1	Year	-2.51

Class B Shares

Inception (11/4/03)		6.31%

5	Years	1.93

1	Year	-2.59

Class C Shares

Inception (11/4/03)		6.31%

5	Years	2.29

1	Year	1.41

Class R Shares

Inception		6.83%

5	Years	2.81

1	Year	2.90

Class Y Shares

Inception		7.18%

5	Years	3.22

1	Year	3.41

Institutional Class Shares

Inception		7.59%

5	Years	3.62

1	Year	3.66
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.47%, 2.22%, 2.22%, 1.72%, 1.22% and 0.96%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 Invesco Endeavor Fund

Invesco Endeavor Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Debt securities risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	U.S. government obligations risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ATDAX
Class B Shares	ATDBX
Class C Shares	ATDCX
Class R Shares	ATDRX
Class Y Shares	ATDYX
Institutional Class Shares	ATDIX

8 Invesco Endeavor Fund

Schedule of Investments(a)

October 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–78.02%
Airlines–1.87%
Ryanair Holdings PLC–ADR (Ireland)(b)	148,800	$4,280,976

Brewers–4.02%
Molson Coors Brewing Co.–Class B	216,908	9,183,885

Building Products–2.42%
Kingspan Group PLC (Ireland)	621,400	5,519,718

Communications Equipment–2.28%
Plantronics, Inc.	110,000	3,675,100

Research In Motion Ltd. (Canada)(b)	76,200	1,539,240

		5,214,340

Construction & Engineering–13.72%
Orion Marine Group, Inc.(b)(c)	1,445,000	9,811,550

Pike Electric Corp.(b)	1,398,471	10,642,364

Quanta Services, Inc.(b)	521,100	10,885,779

		31,339,693

Distributors–0.24%
Pool Corp.	18,726	547,174

Diversified Chemicals–3.75%
Solutia Inc.(b)	527,221	8,567,341

Environmental & Facilities Services–5.39%
Newalta Corp. (Canada)	1,040,369	12,315,083

Forest Products–4.71%
Louisiana-Pacific Corp.(b)	1,619,250	10,768,012

Health Care Distributors–3.58%
Patterson Cos. Inc.	260,000	8,182,200

Health Care Equipment–4.46%
Zimmer Holdings, Inc.(b)	193,500	10,183,905

Home Entertainment Software–4.48%
Activision Blizzard, Inc.	765,000	10,243,350

Industrial Conglomerates–2.42%
DCC PLC (Ireland)	199,800	5,521,573

Leisure Facilities–0.26%
International Speedway Corp.–Class A	24,651	588,173

Life & Health Insurance–3.18%
Unum Group	305,000	7,271,200

Managed Health Care–3.26%
UnitedHealth Group Inc.	155,000	7,438,450

Multi-Line Insurance–1.92%
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	105,249	4,390,411

Semiconductors–4.75%
International Rectifier Corp.(b)	447,098	10,860,010

Technology Distributors–5.40%
Brightpoint, Inc.(b)	1,215,504	12,337,366

Trading Companies & Distributors–3.19%
Grafton Group PLC (Ireland)(d)	1,878,806	7,279,171

Trucking–2.72%
Con-way Inc.	211,300	6,227,011

Total Common Stocks & Other Equity Interests (Cost $164,700,597)		178,259,042

Money Market Funds–22.08%
Liquid Assets Portfolio–Institutional Class(e)	25,228,753	25,228,753

Premier Portfolio–Institutional Class(e)	25,228,753	25,228,753

Total Money Market Funds (Cost $50,457,506)		50,457,506

TOTAL INVESTMENTS–100.10% (Cost $215,158,103)		228,716,548

OTHER ASSETS LESS LIABILITIES–(0.10)%		(234,146)

NET ASSETS–100.00%		$228,482,402

Investment Abbreviation:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of October 31, 2011 represented 4.29% of the Fund’s Net Assets. See Note 5.
(d)	Each unit is comprised of one ordinary share of Euro 0.05, one C share and seventeen Class A shares.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Endeavor Fund

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $150,761,579)	$168,447,492

Investments in affiliates, at value (Cost $64,396,524)	60,269,056

Total investments, at value (Cost $215,158,103)	228,716,548

Foreign currencies, at value (Cost $230)	229

Receivable for:
Investments sold	618,718

Fund shares sold	1,766,597

Dividends	58,424

Investment for trustee deferred compensation and retirement plans	15,351

Other assets	30,302

Total assets	231,206,169

Liabilities:
Payable for:
Investments purchased	1,560,373

Fund shares reacquired	913,711

Foreign currency contracts outstanding	61,721

Accrued fees to affiliates	101,703

Accrued other operating expenses	58,148

Trustee deferred compensation and retirement plans	28,111

Total liabilities	2,723,767

Net assets applicable to shares outstanding	$228,482,402

Net assets consist of:
Shares of beneficial interest	$214,249,646

Undistributed net investment income (loss)	(26,167)

Undistributed net realized gain	761,385

Unrealized appreciation	13,497,538

$228,482,402

Net Assets:
Class A	$91,974,759

Class B	$7,541,777

Class C	$20,709,754

Class R	$14,721,201

Class Y	$5,801,911

Institutional Class	$87,733,000

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	5,622,241

Class B	484,855

Class C	1,330,835

Class R	911,864

Class Y	351,890

Institutional Class	5,255,676

Class A:
Net asset value per share	$16.36

Maximum offering price per share (Net asset value of $16.36 divided by 94.50%)	$17.31

Class B:
Net asset value and offering price per share	$15.55

Class C:
Net asset value and offering price per share	$15.56

Class R:
Net asset value and offering price per share	$16.14

Class Y:
Net asset value and offering price per share	$16.49

Institutional Class:
Net asset value and offering price per share	$16.69

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Endeavor Fund

Statement of Operations

For the year ended October 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $64,609)	$1,844,013

Dividends from affiliates	38,469

Total investment income	1,882,482

Expenses:
Advisory fees	1,641,568

Administrative services fees	100,679

Custodian fees	18,732

Distribution fees:
Class A	222,278

Class B	89,644

Class C	214,413

Class R	74,691

Transfer agent fees — A, B, C, R and Y	346,443

Transfer agent fees — Institutional	2,803

Trustees’ and officers’ fees and benefits	22,305

Other	144,726

Total expenses	2,878,282

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(59,154)

Net expenses	2,819,128

Net investment income (loss)	(936,646)

Realized and unrealized gain from:
Net realized gain from:
Investment securities	10,404,427

Foreign currencies	193

Foreign currency contracts	63,660

10,468,280

Change in net unrealized appreciation (depreciation) of:
Investment securities	12,352,584

Foreign currencies	(1,640)

Foreign currency contracts	(67,275)

12,283,669

Net realized and unrealized gain	22,751,949

Net increase in net assets resulting from operations	$21,815,303

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Endeavor Fund

Statement of Changes in Net Assets

For the years ended October 31, 2011 and 2010

	2011	2010

Operations:
Net investment income (loss)	$(936,646)	$(646,741)

Net realized gain	10,468,280	9,449,388

Change in net unrealized appreciation	12,283,669	13,742,062

Net increase in net assets resulting from operations	21,815,303	22,544,709

Share transactions–net:
Class A	1,659,003	(9,502,599)

Class B	(2,446,312)	(1,207,182)

Class C	(465,019)	(93,800)

Class R	476,691	5,808,688

Class Y	1,253,030	2,681,829

Institutional Class	3,396,515	68,483,146

Net increase in net assets resulting from share transactions	3,873,908	66,170,082

Net increase in net assets	25,689,211	88,714,791

Net assets:
Beginning of year	202,793,191	114,078,400

End of year (includes undistributed net investment income (loss) of $(26,167) and $(20,890), respectively)	$228,482,402	$202,793,191

Notes to Financial Statements

October 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Endeavor Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

12        Invesco Endeavor Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

13        Invesco Endeavor Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.745%

Next $250 million	0.73%

Next $500 million	0.715%

Next $1.5 billion	0.70%

Next $2.5 billion	0.685%

Next $2.5 billion	0.67%

Next $2.5 billion	0.655%

Over $10 billion	0.64%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

14        Invesco Endeavor Fund

  The Adviser has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013. The Adviser did not waive fees and/or reimburse expenses under this expense limitation.
  The Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2011, the Adviser waived advisory fees of $57,995.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $465.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2011, IDI advised the Fund that IDI retained $20,566 in front-end sales commissions from the sale of Class A shares and $1,800, $13,288 and $1,519 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

15        Invesco Endeavor Fund

  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended October 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$213,284,846	$15,431,702	$—	$228,716,548

Foreign Currency Contracts*	—	(61,721)	—	(61,721)

Total Investments	$213,284,846	$15,369,981	$—	$228,654,827

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of October 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk(a)
Foreign currency contracts	$—	$(61,721)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts outstanding.

Effect of Derivative Instruments for the year ended October 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency
Contracts*

Realized Gain
Currency risk	$63,660

Change in Unrealized Appreciation (Depreciation)
Currency risk	(67,275)

Total	$(3,615)

*	The average notional value of foreign currency contracts outstanding during the period was $4,189,276.

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

12/15/11	Scotia McLeod	EUR	3,000,000	USD	4,087,800	$4,149,521	$(61,721)

Currency Abbreviations:
EUR	– Euro
USD	– U.S. Dollar

NOTE 5—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended October 31, 2011.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	10/31/10	at Cost	from Sales	(Depreciation)	Gain	10/31/11	Income

Orion Marine Group	$—	$13,939,018	$—	$(4,127,468)	$—	$9,811,550	$—

16        Invesco Endeavor Fund

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $694.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2011, the Fund paid legal fees of $1,804 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2011 and 2010:

There were no ordinary income or long term capital gain distributions paid during the years ended October 31, 2011 and 2010.

Tax Components of Net Assets at Period-End:

2011

Undistributed long-term gain	$1,021,055

Net unrealized appreciation — investments	13,237,054

Net unrealized appreciation — other investments	814

Temporary book/tax differences	(26,167)

Shares of beneficial interest	214,249,646

Total net assets	$228,482,402

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $9,379,757 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes.
  The Fund does not have a capital loss carryforward as of October 31, 2011.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2011 was $54,414,572 and $60,582,801, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$26,404,204

Aggregate unrealized (depreciation) of investment securities	(13,167,150)

Net unrealized appreciation of investment securities	$13,237,054

Cost of investments for tax purposes is $215,479,494.

17        Invesco Endeavor Fund

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2011, undistributed net investment income (loss) was increased by $931,369, undistributed net realized gain was decreased by $193 and shares of beneficial interest decreased by $931,176. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity

	Years ended October 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	2,250,578	$37,036,191	2,275,618	$32,469,765

Class B	87,343	1,363,653	130,801	1,806,557

Class C	378,193	6,046,481	621,388	8,632,458

Class R	328,658	5,318,586	613,828	8,580,232

Class Y	160,728	2,693,363	310,055	4,597,298

Institutional Class	1,334,279	22,166,183	5,033,806	71,281,764

Automatic conversion of Class B shares to Class A shares:
Class A	80,655	1,357,508	72,093	1,021,064

Class B	(84,506)	(1,357,508)	(74,980)	(1,021,064)

Reacquired:
Class A	(2,223,934)	(36,734,696)	(3,108,504)	(42,993,428)

Class B	(155,202)	(2,452,457)	(149,390)	(1,992,675)

Class C	(419,364)	(6,511,500)	(655,882)	(8,726,258)

Class R	(295,369)	(4,841,895)	(201,827)	(2,771,544)

Class Y	(88,061)	(1,440,333)	(136,289)	(1,915,469)

Institutional Class	(1,128,095)	(18,769,668)	(194,666)	(2,798,618)

Net increase in share activity	225,903	$3,873,908	4,536,051	$66,170,082

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 32% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.

18        Invesco Endeavor Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset	Net	securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/11	$14.78	$(0.08)	$1.66	$1.58	$—	$—	$—	$16.36	10.69%	$91,975	1.34	%(d)	1.37	%(d)	(0.49	)%(d)	30%
Year ended 10/31/10	12.51	(0.05)	2.32	2.27	—	—	—	14.78	18.15	81,536	1.45		1.47		(0.36)		38
Year ended 10/31/09	8.99	(0.04)	3.60	3.56	(0.04)	—	(0.04)	12.51	39.91	78,496	1.71		1.72		(0.35)		30
Year ended 10/31/08	16.73	0.05	(6.42)	(6.37)	(0.04)	(1.33)	(1.37)	8.99	(41.00)	54,056	1.52		1.53		0.42		30
Year ended 10/31/07	15.66	0.07	1.82	1.89	—	(0.82)	(0.82)	16.73	12.44	159,244	1.35		1.39		0.40		39

Class B
Year ended 10/31/11	14.16	(0.20)	1.59	1.39	—	—	—	15.55	9.82	7,542	2.09	(d)	2.12	(d)	(1.24	)(d)	30
Year ended 10/31/10	12.07	(0.15)	2.24	2.09	—	—	—	14.16	17.32	9,025	2.20		2.22		(1.11)		38
Year ended 10/31/09	8.70	(0.10)	3.47	3.37	—	—	—	12.07	38.74	8,823	2.46		2.47		(1.10)		30
Year ended 10/31/08	16.30	(0.04)	(6.23)	(6.27)	—	(1.33)	(1.33)	8.70	(41.41)	7,771	2.27		2.28		(0.33)		30
Year ended 10/31/07	15.39	(0.06)	1.79	1.73	—	(0.82)	(0.82)	16.30	11.58	22,258	2.10		2.14		(0.35)		39

Class C
Year ended 10/31/11	14.17	(0.20)	1.59	1.39	—	—	—	15.56	9.81	20,710	2.09	(d)	2.12	(d)	(1.24	)(d)	30
Year ended 10/31/10	12.08	(0.15)	2.24	2.09	—	—	—	14.17	17.30	19,436	2.20		2.22		(1.11)		38
Year ended 10/31/09	8.70	(0.10)	3.48	3.38	—	—	—	12.08	38.85	16,995	2.46		2.47		(1.10)		30
Year ended 10/31/08	16.30	(0.04)	(6.23)	(6.27)	—	(1.33)	(1.33)	8.70	(41.41)	14,941	2.27		2.28		(0.33)		30
Year ended 10/31/07	15.39	(0.06)	1.79	1.73	—	(0.82)	(0.82)	16.30	11.58	41,790	2.10		2.14		(0.35)		39

Class R
Year ended 10/31/11	14.63	(0.12)	1.63	1.51	—	—	—	16.14	10.32	14,721	1.59	(d)	1.62	(d)	(0.74	)(d)	30
Year ended 10/31/10	12.40	(0.08)	2.31	2.23	—	—	—	14.63	17.98	12,850	1.70		1.72		(0.61)		38
Year ended 10/31/09	8.91	(0.06)	3.56	3.50	(0.01)	—	(0.01)	12.40	39.43	5,787	1.96		1.97		(0.60)		30
Year ended 10/31/08	16.59	0.02	(6.35)	(6.33)	(0.02)	(1.33)	(1.35)	8.91	(41.06)	4,317	1.77		1.78		0.17		30
Year ended 10/31/07	15.58	0.03	1.80	1.83	—	(0.82)	(0.82)	16.59	12.11	4,905	1.60		1.64		0.15		39

Class Y
Year ended 10/31/11	14.86	(0.04)	1.67	1.63	—	—	—	16.49	10.97	5,802	1.09	(d)	1.12	(d)	(0.24	)(d)	30
Year ended 10/31/10	12.55	(0.01)	2.32	2.31	—	—	—	14.86	18.41	4,150	1.20		1.22		(0.11)		38
Year ended 10/31/09	9.00	(0.01)	3.61	3.60	(0.05)	—	(0.05)	12.55	40.24	1,323	1.46		1.47		(0.10)		30
Year ended 10/31/08(e)	11.18	0.00	(2.18)	(2.18)	—	—	—	9.00	(19.50)	343	1.32	(f)	1.34	(f)	0.62	(f)	30

Institutional Class
Year ended 10/31/11	15.01	0.00	1.68	1.68	—	—	—	16.69	11.19	87,733	0.85	(d)	0.88	(d)	0.00	(d)	30
Year ended 10/31/10	12.62	0.02	2.37	2.39	—	—	—	15.01	18.94	75,795	0.94		0.96		0.16		38
Year ended 10/31/09	9.12	0.03	3.60	3.63	(0.13)	—	(0.13)	12.62	40.76	2,655	1.08		1.09		0.28		30
Year ended 10/31/08	16.94	0.12	(6.49)	(6.37)	(0.12)	(1.33)	(1.45)	9.12	(40.66)	2,329	0.98		0.99		0.96		30
Year ended 10/31/07	15.78	0.15	1.83	1.98	—	(0.82)	(0.82)	16.94	12.94	5,864	0.90		0.94		0.85		39

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $88,911, $8,964, $21,441, $14,938, $5,291 and $80,799 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

19        Invesco Endeavor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Endeavor Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Endeavor Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Houston, Texas
December 21, 2011

20        Invesco Endeavor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/11)	(10/31/11)[1]	Period[2]	(10/31/11)	Period[2]	Ratio
A	$1,000.00	$908.40	$6.69	$1,018.20	$7.07	1.39%

B	1,000.00	904.60	10.27	1,014.42	10.87	2.14

C	1,000.00	905.20	10.28	1,014.42	10.87	2.14

R	1,000.00	907.20	7.88	1,016.94	8.34	1.64

Y	1,000.00	910.10	5.49	1,019.46	5.80	1.14

Institutional	1,000.00	910.50	4.24	1,020.77	4.48	0.88

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2011 through October 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21        Invesco Endeavor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Endeavor Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the

22        Invesco Endeavor Fund

nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Mid-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of the performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other mutual funds or client accounts with investment strategies comparable to those of the Fund.
  The Board also noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

23        Invesco Endeavor Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			141	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			141	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	141	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Endeavor Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	141	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			141	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	141	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	Director of Long Cove Club Owners’ Association (home owner’s association)

T-2        Invesco Endeavor Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange--Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

T-3        Invesco Endeavor Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Endeavor Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
END-AR-1          Invesco Distributors, Inc.

Annual Report to Shareholders          October 31, 2011

Invesco Global Advantage Fund
Nasdaq:
A: GADAX▪   B: GADBX▪  C: GADCX▪  Y: GADDX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
25	Proxy Results
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012 — just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed in the year just ended — how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 — and are likely to see again in 2012.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change — often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals — financing your retirement or your children’s education, for example — may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus — investment management — that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be — according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Global Advantage Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals — a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Global Advantage Fund

Management’s Discussion of Fund Performance

Performance summary
Please note that the fiscal year-end for the Fund has changed to October 31. Therefore, the period covered by this report is from May 31, 2011, the date of the last annual report, through October 31, 2011, the Fund’s new fiscal year-end.
     Global equity markets faced headwinds in 2010 and 2011. China’s growth continued to slow as the U.S. battled high unemployment and runaway deficits. Several European countries faced similar deficits, which brought to light the imperfect structure of the euro. The reporting period ended with a market upswing, however, as European leaders took steps to address the Greek sovereign debt issue, expand the bailout fund and stabilize the banking system.
     The volatility and weakness experienced by global equity markets over the fiscal year ended October 31, 2011, was reflected in the performance of Invesco Global Advantage Fund, which underperformed its style-specific benchmark, the MSCI World Growth Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 5/31/11 to 10/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares†	-9.37%

Class B Shares†	-9.69

Class C Shares†	-9.66

Class Y Shares †	-9.25

MSCI World Index▼ (Broad Market Index)	-9.44

MSCI World Growth Index ▼(Style-Specific Index)	-8.35

Lipper Global Multi-Cap Growth Funds Index ▼ (Former Peer Group Index)††	-12.32

Lipper Global Large-Cap Growth Funds Index ▼(Peer Group Index)††	-10.00

Source(s): ▼Lipper Inc.
The Fund recently adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures.

†	Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

††	During the reporting period, the Fund has elected to use the Lipper Global Large-Cap Growth Funds Index as its peer group index rather than the Lipper Global Multi-Cap Growth Funds Index because the Lipper Global Large-Cap Growth Funds Index more closely reflects the performance of the types of securities in which the Fund invests.

How we invest
When selecting stocks for your Fund, we use a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (earnings, quality, valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerated or above-average earnings growth, but whose stock prices have not fully reflected these attributes.
     While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund using a bottom-up investment approach, which means we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate, or it posts disappointing earnings.

■	A stock’s price seems overvalued.

■	A more attractive opportunity becomes available.

Market conditions and your Fund
Market volatility was a common theme during the reporting period. During mid-2011, Greek sovereign debt concerns and signs of slowing global growth continued to worry investors. In addition, numerous world events caught investors’ attention, including the growing unrest in the Middle East and northern Africa, and the devastating earthquake and tsunami in Japan on March 11.
     Although markets stabilized and were generally positive through the summer, major equity indexes sold off precipitously in August as the U.S. struggled with its debt ceiling and ultimately received the first-ever downgrade to its credit rating from Standard & Poor’s. Uncertainty created by the U.S. credit downgrade combined with a lack of consumer confidence and an intensifying debt crisis in the eurozone continued to weigh on investors through the end of the period, reigniting fears of a global recession and a double-dip recession in the U.S.
     In this environment, we continued to construct the Fund’s portfolio with a long-term view and a bottom-up approach (i.e., selecting stocks on an individual basis). Despite negative absolute returns for the Fund, our holdings in the U.K., Germany and the Netherlands outperformed those of the MSCI World Growth Index and were the most significant

Portfolio Composition
By sector

Consumer Discretionary	21.3%

Information Technology	18.9

Health Care	13.7

Consumer Staples	12.8

Energy	9.0

Financials	7.8

Industrials	7.2

Materials	3.5

Telecommunication Services	2.4

Utilities	0.7

Money Market Funds
Plus Other Assets Less Liabilities	2.7

Top 10 Equity Holdings*

1.	Apple Inc.	2.6%

2.	UnitedHealth Group Inc.	2.1

3.	Imperial Tobacco Group PLC	2.0

4.	Teva Pharmaceutical Industries Ltd.-ADR	1.8

5.	Canon, Inc.	1.7

6.	BHP Billiton Ltd.	1.7

7.	Anheuser-Busch InBev N.V.	1.6

8.	Unilever N.V.	1.6

9.	Banco Bradesco S.A.-ADR	1.6

10.	Occidental Petroleum Corp.	1.5

Top Five Countries*

1.	United States	25.4%

2.	United Kingdom	14.4

3.	Japan	7.4

4.	Switzerland	6.6

5.	Germany	6.3

Total Net Assets	$115.3 million
Total Number of Holdings*	95
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

4	Invesco Global Advantage Fund

positive contributors to relative performance over the reporting period.
     From a sector perspective, exposure to the energy sector supported relative results. A meaningful underweight in the materials sector, one of the reporting period’s weakest market segments, also benefited relative results.
     Apple, Deckers Outdoor and NHN were among the top individual contributors to Fund performance. Apple is a U.S.-based multinational consumer electronics company with well-known products that include the Macintosh computer line, the iPod, iPhone and iPad. The company’s earnings growth accelerated sharply toward the end of the reporting period, driven by strong sales of its iPhone and iPad products. We trimmed our position in Apple during the period because the stock grew to represent more than 3% of the portfolio.
     Deckers Outdoor is a U.S.-based footwear company that manufactures products under the Ahnu, Mozo, Sanuk, Simple Shoes, Teva, Tsubo and UGG Australia brands. The company moved its U.K. distribution operations in-house, which created a shift in revenues for the year. We took advantage of the stock’s price weakness to initiate a position in Deckers Outdoor during the period.
     NHN is South Korea’s premier internet company and operator of the nation’s top search portal. NHN continued to benefit from the proliferation of smartphone usage, which in turn drove search advertising on mobile devices.
     In contrast, the Fund underperformed the index by the widest margins in the financials, industrials and health care sectors. From a geographic perspective, Fund holdings were hardest hit in Europe, with holdings in France and Sweden detracting the most from relative results.
     BNP Paribas, a global financial institution based in France, was the most significant individual detractor from Fund performance over the reporting period. The company’s stock was negatively affected by European sovereign debt issues and liquidity concerns surrounding many European banks. BNP Paribas’ most significant sovereign exposure is to Italy, and it has negligible exposure to Greece and Portugal. We believe BNP Paribas remains a quality banking business.
     The Fund’s exposure to emerging markets detracted from both absolute and relative results. During the reporting period, emerging markets underper-formed developed markets due to multiple macroeconomic headwinds, including the European debt crisis, a deteriorating global economy, rising inflation and tightening monetary policies.
     As long-term, bottom-up stock selectors, we see volatility as an opportunity to buy quality growth companies at more attractive valuations than usual; consequently, we took advantage of market volatility to buy several stocks that had long been on our EQV radar.
     Stock selection in the portfolio continued to be driven by the underlying fundamentals of a company — not any top-down macroeconomic views. That said, because of our belief in the long-term strength of consumer growth outside the U.S., we maintained overweight exposure to the consumer discretionary sector at the end of the reporting period. We reduced our exposure to the health care sector slightly but remained overweight compared with the index. We also ended the period with overweight exposure to the telecommunication services sector, while our largest underweight positions were in the materials, industrials and consumer staples sectors.
     On August 31, 2011, Barrett Sides retired from the investment management business and was replaced on the management team by Mark Jason. A complete list of your Fund’s managers appears at right.
     At the close of the reporting period, we remained focused on investing according to our bottom-up stock selection process and maintaining our long-term investment view. We thank you for your investment in Invesco Global Advantage Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Matthew Dennis
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Global Advantage Fund. He joined Invesco in 2000. Mr. Dennis earned a B.A. in economics from The University of Texas at Austin and an M.S. in finance from Texas A&M University.
Ryan Amerman
Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Advantage Fund. He joined Invesco in 1996. Mr. Amerman earned a B.B.A. from Stephen F. Austin State University and an M.B.A. from the University of St. Thomas.
Mark Jason
Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Advantage Fund. He joined Invesco in 2001. Mr. Jason earned a B.S. in finance and a B.S. in real estate from California State University at Northridge.

5	Invesco Global Advantage Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 2/25/98, index data from 2/28/98

Past performance cannot guarantee comparable future results.
     As noted earlier in this report, during the reporting period, the Fund has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. These additional benchmarks will now be included in the chart above. Benchmarks not shown do not have sufficient history dating back to the Fund’s inception.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	Invesco Global Advantage Fund

Average Annual Total Returns
As of 10/31/11, including maximum applicable sales charges

Class A Shares
Inception (2/25/98)		1.48%

10	Years	4.25

5	Years	0.76

1	Year	-3.89

Class B Shares

Inception (2/25/98)		1.45%

10	Years	4.21

5	Years	0.76

1	Year	-4.11

Class C Shares

Inception (2/25/98)		1.15%

10	Years	4.05

5	Years	1.14

1	Year	-0.11

Class Y Shares

Inception (2/25/98)		2.14%

10	Years	5.11

5	Years	2.16

1	Year	1.97

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley Global Advantage Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Global Advantage Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Global Advantage Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 9/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares
Inception (2/25/98)		0.73%

10	Years	3.31

5	Years	-0.50

1	Year	-8.98

Class B Shares

Inception (2/25/98)		0.70%

10	Years	3.28

5	Years	-0.53

1	Year	-9.25

Class C Shares

Inception (2/25/98)		0.40%

10	Years	3.11

5	Years	-0.15

1	Year	-5.42

Class Y Shares

Inception (2/25/98)		1.38%

10	Years	4.15

5	Years	0.87

1	Year	-3.48

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, and Class Y shares was 1.27%, 2.02%, 2.02% and 1.02%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	Invesco Global Advantage Fund

Invesco Global Advantage Fund’s investment objective is long-term capital growth.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Common stock and other equity securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions.

■	Foreign and emerging market securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. The use of forward foreign currency exchange contracts involve the risk that such transactions may reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund’s securities are not denominated.

About indexes used in this report
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

■	The MSCI World Growth Index is an unmanaged index considered representative of growth stocks of developed countries.

■	The Lipper Global Multi-Cap Growth Funds Index is an unmanaged index considered representative of global multi-cap growth funds tracked by Lipper.

■	The Lipper Global Large-Cap Growth Funds Index is an unmanaged index considered representative of global large-cap growth funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	GADAX
Class B Shares	GADBX
Class C Shares	GADCX
Class Y Shares	GADDX

8	Invesco Global Advantage Fund

Schedule of Investments

October 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–96.28%
Australia–4.63%
BHP Billiton Ltd.	48,910	$1,913,507

Brambles Ltd.	153,765	1,060,453

QBE Insurance Group Ltd.	56,192	861,878

WorleyParsons Ltd.	51,890	1,500,539

		5,336,377

Belgium–1.64%
Anheuser-Busch InBev N.V.	34,018	1,888,663

Brazil–2.06%
Banco Bradesco S.A.–ADR	98,609	1,794,684

Cielo S.A.	21,600	576,982

		2,371,666

Canada–1.04%
Suncor Energy, Inc.	37,444	1,191,588

China–1.22%
Industrial & Commercial Bank of China Ltd.–Class H(a)	2,291,000	1,406,601

Denmark–1.17%
Novo Nordisk A.S.–Class B	12,789	1,350,456

France–4.86%
BNP Paribas S.A.	19,115	847,541

Cap Gemini S.A.	28,562	1,092,230

Cie Generale des Etablissements Michelin–Class B	10,162	734,040

Danone S.A.	22,364	1,545,924

L’Oreal S.A.	6,907	760,680

Schneider Electric S.A.	10,711	620,419

		5,600,834

Germany–5.29%
Adidas AG	24,803	1,744,864

Bayer AG	8,989	573,317

Bayerische Motoren Werke AG	12,803	1,043,394

Fresenius Medical Care AG & Co. KGaA	15,023	1,092,974

SAP AG	27,275	1,643,582

		6,098,131

Hong Kong–1.21%
China Mobile Ltd.	65,000	619,428

Hutchison Whampoa Ltd.	85,000	776,612

		1,396,040

India–0.98%
Infosys Ltd.–ADR	19,283	1,129,791

Ireland–4.09%
Accenture PLC–Class A	27,934	1,683,303

Cooper Industries PLC	16,157	847,596

Ingersoll-Rand PLC	20,357	633,713

WPP PLC	149,748	1,551,991

		4,716,603

Israel–1.83%
Teva Pharmaceutical Industries Ltd.–ADR	51,687	2,111,414

Japan–7.44%
Canon, Inc.	43,100	1,968,212

Fanuc Corp.	5,500	888,109

Keyence Corp.	4,800	1,220,878

Komatsu Ltd.	28,700	706,649

Nidec Corp.	13,000	1,069,892

Toyota Motor Corp.	30,000	1,003,070

Yamada Denki Co., Ltd.	23,850	1,718,893

		8,575,703

Mexico–1.84%
America Movil S.A.B. de C.V.–Series L–ADR	39,196	996,362

Grupo Televisa S.A.B. de C.V.–ADR	52,611	1,122,193

		2,118,555

Netherlands–2.25%
Koninklijke Ahold N.V.	61,959	792,305

Unilever N.V.	52,238	1,796,323

		2,588,628

Russia–0.99%
Gazprom OAO–ADR	98,364	1,139,758

Singapore–0.68%
United Overseas Bank Ltd.	58,000	785,865

South Korea–2.19%
Hyundai Mobis	4,967	1,430,562

NHN Corp.(b)	5,249	1,093,867

		2,524,429

Spain–0.91%
Amadeus IT Holding S.A.–Class A	55,734	1,046,099

Sweden–2.52%
Swedbank AB–Class A	66,298	925,454

Telefonaktiebolaget LM Ericsson–Class B	127,605	1,328,338

Volvo AB–Class B	52,605	652,208

		2,906,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Global Advantage Fund

	Shares	Value

Switzerland–6.62%
ABB Ltd.(b)	55,219	$1,041,149

Julius Baer Group Ltd.(b)	27,907	1,049,835

Nestle S.A.	18,542	1,073,143

Novartis AG	31,392	1,774,362

Roche Holding AG	8,494	1,396,605

Syngenta AG(b)	4,248	1,299,519

		7,634,613

Taiwan–1.02%
Taiwan Semiconductor Manufacturing Co. Ltd.	484,000	1,180,391

United Kingdom–14.37%
BG Group PLC	63,660	1,379,566

British American Tobacco PLC	22,115	1,012,033

Centrica PLC	170,828	809,074

Compass Group PLC	180,784	1,640,866

GlaxoSmithKline PLC	15,964	359,359

Imperial Tobacco Group PLC	63,927	2,329,705

Kingfisher PLC	270,264	1,117,700

Next PLC	36,037	1,471,917

Reed Elsevier PLC	174,210	1,491,250

Royal Dutch Shell PLC–Class B	43,405	1,560,176

Smith & Nephew PLC	97,111	885,993

Tesco PLC	211,370	1,362,261

Vodafone Group PLC	413,263	1,146,095

		16,565,995

United States–25.43%
Amazon.com, Inc.(b)	6,083	1,298,781

Apple Inc.(b)	7,304	2,956,513

Broadcom Corp.–Class A	22,226	802,136

Cameron International Corp.(b)	24,978	1,227,419

Cardinal Health, Inc.	33,568	1,486,055

Chubb Corp. (The)	10,254	687,531

Comcast Corp.–Class A	56,472	1,324,268

Corning Inc.	27,754	396,605

Costco Wholesale Corp.	13,799	1,148,767

Deckers Outdoor Corp.(b)	11,530	1,328,717

DIRECTV–Class A(b)	31,896	1,449,992

Express Scripts, Inc.(b)	14,573	666,423

Exxon Mobil Corp.	7,228	564,435

Gilead Sciences, Inc.(b)	36,558	1,523,006

Google Inc.–Class A(b)	2,812	1,666,504

Home Depot, Inc. (The)	16,338	584,900

Johnson Controls, Inc.	18,321	603,311

JPMorgan Chase & Co.	16,594	576,807

Macy’s, Inc.	25,942	792,009

Medco Health Solutions, Inc.(b)	2,371	130,073

Microsoft Corp.	57,781	1,538,708

Mosaic Co. (The)	13,832	810,002

Occidental Petroleum Corp.	19,291	1,792,906

PepsiCo, Inc.	16,887	1,063,037

UnitedHealth Group Inc.	49,652	2,382,800

Visa Inc.–Class A	5,530	515,728

		29,317,433

Total Common Stocks & Other Equity Interests (Cost $97,034,765)		110,981,633

Preferred Stocks–0.99%
Germany–0.99%
Volkswagen AG–Pfd. (Cost $1,176,554)	6,556	1,146,894

Money Market Funds–2.25%
Liquid Assets Portfolio–Institutional Class(c)	1,298,691	1,298,691

Premier Portfolio–Institutional Class(c)	1,298,690	1,298,690

Total Money Market Funds (Cost $2,597,381)		2,597,381

TOTAL INVESTMENTS–99.52% (Cost $100,808,700)		114,725,908

OTHER ASSETS LESS LIABILITIES–0.48%		548,708

NET ASSETS–100.00%		$115,274,616

Investment Abbreviations:

ADR	– American Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Non-income producing security acquired as part of a unit with or in exchange for other securities or acquired through a corporate action.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Global Advantage Fund

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $98,211,319)	$112,128,527

Investments in affiliated money market funds, at value and cost	2,597,381

Total investments, at value (Cost $100,808,700)	114,725,908

Foreign currencies, at value (Cost $223,168)	244,946

Receivable for:
Investments sold	947,704

Fund shares sold	35,726

Dividends	206,405

Investment for trustee deferred compensation and retirement plans	2,437

Other assets	18,615

Total assets	116,181,741

Liabilities:
Payable for:
Investments purchased	363,260

Fund shares reacquired	191,117

Accrued fees to affiliates	252,358

Accrued other operating expenses	95,830

Trustee deferred compensation and retirement plans	4,560

Total liabilities	907,125

Net assets applicable to shares outstanding	$115,274,616

Net assets consist of:
Shares of beneficial interest	$108,465,520

Undistributed net investment income	984,287

Undistributed net realized gain (loss)	(8,101,179)

Unrealized appreciation	13,925,988

$115,274,616

Net Assets:
Class A	$100,334,962

Class B	$2,569,709

Class C	$12,038,261

Class Y	$331,684

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	9,025,913

Class B	252,901

Class C	1,181,486

Class Y	29,157

Class A:
Net asset value per share	$11.12

Maximum offering price per share
(Net asset value of $11.12 divided by 94.50%)	$11.77

Class B:
Net asset value and offering price per share	$10.16

Class C:
Net asset value and offering price per share	$10.19

Class Y:
Net asset value and offering price per share	$11.38

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Global Advantage Fund

Statement of Operations

For the period June 1, 2011 to October 31, 2011 and the year ended May 31, 2011

	For the five months ended	For the year ended
	October 31,	May 31,
	2011	2011

Investment income:
Dividends (net of foreign withholding taxes of $55,900 and $229,421, respectively)	$810,120	$2,814,655

Dividends from affiliated money market funds	873	6,759

Total investment income	810,993	2,821,414

Expenses:
Advisory fees	286,511	739,786

Administrative services fees	20,959	50,000

Custodian fees	36,047	80,320

Distribution fees:
Class A	109,068	280,193

Class B	12,382	40,417

Class C	49,892	132,356

Transfer agent fees	146,415	280,722

Trustees’ and officers’ fees and benefits	9,668	17,707

Other	91,415	158,664

Total expenses	762,357	1,780,165

Less: Fees waived and expense offset arrangement(s)	(10,630)	(7,263)

Net expenses	751,727	1,772,902

Net investment income	59,266	1,048,512

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,575,580	6,952,968

Foreign currencies	4,823	(79,872)

	2,580,403	6,873,096

Change in net unrealized appreciation (depreciation) of:
Investment securities	(15,382,849)	26,178,387

Foreign currencies	9,111	6,609

	(15,373,738)	26,184,996

Net realized and unrealized gain (loss)	(12,793,335)	33,058,092

Net increase (decrease) in net assets resulting from operations	$(12,734,069)	$34,106,604

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Global Advantage Fund

Statement of Changes in Net Assets

For the period June 1, 2011 to October 31, 2011 and the years ended May 31, 2011 and 2010

	October 31,	May 31,	May 31,
	2011	2011	2010

Operations:
Net investment income (loss)	$59,266	$1,048,512	$(706)

Net realized gain	2,580,403	6,873,096	4,903,451

Change in net unrealized appreciation (depreciation)	(15,373,738)	26,184,996	16,662,892

Net increase (decrease) in net assets resulting from operations	(12,734,069)	34,106,604	21,565,637

Distributions to shareholders from net investment income:
Class A	—	—	(250,486)

Class Y	—	—	(911)

Total distributions from net investment income	—	—	(251,397)

Share transactions–net:
Class A	(6,007,204)	(17,011,035)	(18,036,570)

Class B	(600,793)	(2,020,652)	(2,810,953)

Class C	(639,169)	(1,760,063)	(1,734,643)

Class Y	(104,029)	201,801	18,384

Net increase (decrease) in net assets resulting from share transactions	(7,351,195)	(20,589,949)	(22,563,782)

Net increase (decrease) in net assets	(20,085,264)	13,516,655	(1,249,542)

Net assets:
Beginning of period	135,359,880	121,843,225	123,092,767

End of period (includes undistributed net investment income of $984,287, $944,419 and $0, respectively)	$115,274,616	$135,359,880	$121,843,225

Notes to Financial Statements

October 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Global Advantage Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On October 31, 2011, the Fund’s fiscal year-end changed from May 31 to October 31.
  The Fund’s investment objective is long-term capital growth.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an

13        Invesco Global Advantage Fund

independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

14        Invesco Global Advantage Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1.5 billion	0.57%

Over $1.5 billion	0.545%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.41%, 2.16%, 2.16% and 1.16% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  For the period June 1, 2011 to October 31, 2011 and the year ended May 31, 2011, the Adviser waived advisory fees of $10,630 and $7,111, respectively.

15        Invesco Global Advantage Fund

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period June 1, 2011 to October 31, 2011 and the year ended May 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period June 1, 2011 to October 31, 2011 and the year ended May 31, 2011, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  For the period June 1, 2011 to October 31, 2011 and the year ended May 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period June 1, 2011 to October 31, 2011, IDI advised the Fund that IDI retained $255 in front-end sales commissions from the sale of Class A shares and $0, $457 and $473 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended May 31, 2011, IDI advised the Fund that IDI retained $1,482 in front-end sales commissions from the sale of Class A shares and $0, $5,102 and $122 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16        Invesco Global Advantage Fund

  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period June 1, 2011 to October 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Australia	$—	$5,336,377	$—	$5,336,377

Belgium	—	1,888,663	—	1,888,663

Brazil	2,371,666	—	—	2,371,666

Canada	1,191,588	—	—	1,191,588

China	—	1,406,601	—	1,406,601

Denmark	—	1,350,456	—	1,350,456

France	—	5,600,834	—	5,600,834

Germany	—	7,245,025	—	7,245,025

Hong Kong	—	1,396,040	—	1,396,040

India	1,129,791	—	—	1,129,791

Ireland	3,164,612	1,551,991	—	4,716,603

Israel	2,111,414	—	—	2,111,414

Japan	—	8,575,703	—	8,575,703

Mexico	2,118,555	—	—	2,118,555

Netherlands	—	2,588,628	—	2,588,628

Russia	—	1,139,758	—	1,139,758

Singapore	—	785,865	—	785,865

South Korea	—	2,524,429	—	2,524,429

Spain	—	1,046,099	—	1,046,099

Sweden	—	2,906,000	—	2,906,000

Switzerland	3,073,881	4,560,732	—	7,634,613

Taiwan	—	1,180,391	—	1,180,391

United Kingdom	1,919,535	14,646,460	—	16,565,995

United States	31,914,814	—	—	31,914,814

Total Investments	$48,995,856	$65,730,052	$—	$114,725,908

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period June 1, 2011 to October 31, 2011 and the year ended May 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $0 and $152, respectively.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period June 1, 2011 to October 31, 2011 and the year ended May 31, 2011, the Fund paid legal fees of $557 and $1,391, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17        Invesco Global Advantage Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period June 1, 2011 to October 31, 2011 and the Years Ended May 31, 2011 and 2010:

	Five months ended	Year ended	Year ended
	October 31, 2011	May 31, 2011	May 31, 2010

Ordinary income	$—	$—	$251,397

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$988,538

Net unrealized appreciation — investments	13,909,282

Net unrealized appreciation — other investments	8,780

Temporary book/tax differences	(4,251)

Capital loss carryforward	(8,093,253)

Shares of beneficial interest	108,465,520

Total net assets	$115,274,616

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $2,575,245 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2011, which expires as follows:

	Capital Loss
	Carryforward*
Expiration	Short-Term	Total

October 31, 2016	$2,613,572	$2,613,572

October 31, 2017	5,479,681	5,479,681

Total capital loss carryforward	$8,093,253	$8,093,253

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

18        Invesco Global Advantage Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period June 1, 2011 to October 31, 2011 was $13,579,275 and $20,847,757, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$17,404,216

Aggregate unrealized (depreciation) of investment securities	(3,494,934)

Net unrealized appreciation of investment securities	$13,909,282

Cost of investments for tax purposes is $100,816,626.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gain taxes, on October 31, 2011, undistributed net investment income was decreased by $19,398, undistributed net realized gain (loss) was decreased by $4,823 and shares of beneficial interest increased by $24,221. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Five months ended		Year ended		Year ended
	October 31, 2011(a)		May 31, 2011		May 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	30,046	$329,121	182,012	$1,969,500	285,166	$2,651,980

Class B	3,715	40,214	13,403	134,721	45,155	392,802

Class C	1,848	18,848	17,209	177,248	17,169	149,839

Class Y	5,157	59,650	20,428	232,138	2,199	21,852

Issued as reinvestment of dividends:
Class A	—	—	—	—	24,944	242,455

Class B	—	—	—	—	92	911

Automatic conversion of Class B shares to Class A shares:
Class A	34,343	399,307	100,208	1,101,231	23,393	222,248

Class B	(38,616)	(399,307)	(108,891)	(1,101,231)	(25,268)	(222,248)

Reacquired:
Class A	(599,435)	(6,735,632)	(1,847,008)	(20,081,766)	(2,263,388)	(21,153,253)

Class B	(23,161)	(241,700)	(107,767)	(1,054,142)	(344,305)	(2,981,507)

Class C	(65,282)	(658,017)	(197,172)	(1,937,311)	(218,678)	(1,884,482)

Class Y	(14,464)	(163,679)	(2,644)	(30,337)	(456)	(4,379)

Net increase (decrease) in share activity	(665,849)	$(7,351,195)	(1,930,222)	$(20,589,949)	(2,453,977)	$(22,563,782)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 76% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

19        Invesco Global Advantage Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset	Net	securities			Dividends					net assets		assets without		investment
	value,	investment	(both		Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and		investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)		operations	income	of period	Return(b)		(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Five Months ended 10/31/11	$12.27	$0.01	$(1.16	)(d)	$(1.15)	$—	$11.12	(9.37	)%(d)	$100,335	1.41	%(e)	1.43	%(e)	0.20	%(e)	11%
Year ended 05/31/11	9.41	0.10	2.76	(d)	2.86	—	12.27	30.39	(d)	117,332	1.26		1.27		0.92		110
Year ended 05/31/10	8.01	0.01	1.41		1.42	(0.02)	9.41	17.73		104,745	1.38	(f)	1.38	(f)	0.10	(f)	18
Year ended 05/31/09	11.59	0.03	(3.53)		(3.50)	(0.08)	8.01	(30.09)		104,570	1.41	(f)	1.41	(f)	0.30	(f)	34
Year ended 05/31/08	12.17	0.06	(0.63)		(0.57)	(0.01)	11.59	(4.71)		180,366	1.23	(f)	1.23	(f)	0.53	(f)	28
Year ended 05/31/07	9.54	0.02	2.61		2.63	—	12.17	27.57		208,521	1.29		1.29		0.19		15

Class B
Five Months ended 10/31/11	11.25	(0.02)	(1.07	)(d)	(1.09)	—	10.16	(9.69	)(d)	2,570	2.16	(e)	2.18	(e)	(0.55	)(e)	11
Year ended 05/31/11	8.70	0.02	2.53	(d)	2.55	—	11.25	29.31	(d)	3,499	2.01		2.02		0.17		110
Year ended 05/31/10	7.44	(0.05)	1.31		1.26	—	8.70	16.94		4,472	2.13	(f)	2.13	(f)	(0.65	)(f)	18
Year ended 05/31/09	10.72	(0.04)	(3.24)		(3.28)	—	7.44	(30.60)		6,237	2.16	(f)	2.16	(f)	(0.45	)(f)	34
Year ended 05/31/08	11.33	(0.03)	(0.58)		(0.61)	—	10.72	(5.38)		18,290	1.98	(f)	1.98	(f)	(0.22	)(f)	28
Year ended 05/31/07	8.95	(0.06)	2.44		2.38	—	11.33	26.59		35,825	2.06		2.06		(0.58)		15

Class C
Five Months ended 10/31/11	11.28	(0.02)	(1.07	)(d)	(1.09)	—	10.19	(9.66	)(d)(g)	12,038	2.11	(e)(g)	2.13	(e)(g)	(0.50	)(e)(g)	11
Year ended 05/31/11	8.72	0.02	2.54	(d)	2.56	—	11.28	29.36	(d)	14,047	2.01		2.02		0.17		110
Year ended 05/31/10	7.46	(0.06)	1.32		1.26	—	8.72	16.89		12,427	2.13	(f)	2.13	(f)	(0.65	)(f)	18
Year ended 05/31/09	10.75	(0.03)	(3.26)		(3.29)	—	7.46	(30.60)		12,132	2.16	(f)	2.16	(f)	(0.45	)(f)	34
Year ended 05/31/08	11.36	(0.02)	(0.59)		(0.61)	—	10.75	(5.37)		20,935	1.98	(f)	1.98	(f)	(0.22	)(f)	28
Year ended 05/31/07	8.98	(0.06)	2.44		2.38	—	11.36	26.50		24,700	2.06		2.06		(0.58)		15

Class Y
Five Months ended 10/31/11	12.54	0.02	(1.18	)(d)	(1.16)	—	11.38	(9.25	)(d)	332	1.16	(e)	1.18	(e)	0.45	(e)	11
Year ended 05/31/11	9.60	0.13	2.81	(d)	2.94	—	12.54	30.63	(d)	483	1.01		1.02		1.17		110
Year ended 05/31/10	8.17	0.04	1.44		1.48	(0.05)	9.60	18.04		199	1.13	(f)	1.13	(f)	0.35	(f)	18
Year ended 05/31/09	11.84	0.04	(3.60)		(3.56)	(0.11)	8.17	(29.92)		154	1.16	(f)	1.16	(f)	0.55	(f)	34
Year ended 05/31/08	12.43	0.10	(0.66)		(0.56)	(0.03)	11.84	(4.41)		843	0.98	(f)	0.98	(f)	0.78	(f)	28
Year ended 05/31/07	9.72	0.03	2.68		2.71	—	12.43	27.88		1,059	1.06		1.06		0.42		15

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received net gains (losses) on securities (both realized and unrealized) per share, for the five months ended October 31, 2011, would have been $(1.31), $(1.22), $(1.22) and $(1.33) for Class A, Class B, Class C and Class Y shares, respectively and total returns would have been lower; net gains (losses) on securities (both realized and unrealized) per share, for the year ended May 31, 2011, would have been $2.59, $2.36, $2.37 and $2.64 for Class A, Class B, Class C and Class Y shares, respectively and total returns would have been lower.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $104,078, $2,954, $12,485 and $397 for Class A, Class B, Class C and Class Y, shares, respectively.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is less than 0.005% for each of the years ended May 31, 2010, 2009 and 2008.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees paid of 0.95%.

NOTE 12—Reorganization

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Trust would transfer all of its assets and liabilities to Invesco Global Growth Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund.
  The Trust’s shareholders approved the Agreement on November 28, 2011 and the reorganization is expected to be consummated on December 19, 2011. Upon closing of the reorganization, shareholders of the Trust will receive a corresponding share class of the Acquiring Fund in exchange for their shares of the Trust and the Trust will liquidate and cease operations.

20        Invesco Global Advantage Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds
(Invesco Investment Funds) and Shareholders of Invesco Global Advantage Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Advantage Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the period then ended and the year ended May 31, 2011, and the changes in its net assets and the financial highlights for the period ended October 31, 2011 and each of the two years in the period ended May 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended May 31, 2009 and prior were audited by other independent auditors whose report dated July 24, 2009 expressed an unqualified opinion on those financial statements
As discussed in Note 12, effective December 19, 2011, the Fund transferred all of its assets and liabilities to Invesco Global Growth Fund (the “Acquiring Fund”) and shareholders of the Fund received a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
December 21, 2011

21        Invesco Global Advantage Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/11)	(10/31/11)[1]	Period[2]	(10/31/11)	Period[2]	Ratio
A	$1,000.00	$893.20	$6.73	$1,018.10	$7.17	1.41%

B	1,000.00	888.90	10.28	1,014.32	10.97	2.16

C	1,000.00	889.20	10.10	1,014.52	10.76	2.12

Y	1,000.00	894.00	5.54	1,019.36	5.90	1.16

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2011 through October 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        Invesco Global Advantage Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Global Advantage Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable. The Board noted that it had approved a merger of the Fund with Invesco Global Growth Fund and that shareholder approval is being solicited. Approval of the investment advisory agreement and the sub-advisory contracts was based on the agreements that would remain in place if the merger does not occur.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and

23        Invesco Global Advantage Fund

satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Global Large-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of the performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one mutual fund with comparable investment strategies.
  Other than the mutual fund described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also considered the effect this fee waiver would have on the Fund’s total estimated expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

24        Invesco Global Advantage Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Global Advantage Fund was held on Wednesday, April 14, 2011, and was adjourned several times until November 28, 2011. The Meeting on November 28, 2011 was held for the following purpose:

			Votes		Broker
	Matter	Votes For	Against	Abstentions	Non-Votes

(1)	To approve an Agreement and Plan of Reorganization between Invesco Global Advantage Fund (the “Target Fund”) and Invesco Global Growth Fund (the “Acquiring Fund”) a series of AIM International Mutual Funds (Invesco International Mutual Funds), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund	5,208,111	239,565	626,988	0

25        Invesco Global Advantage Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			141	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			141	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	141	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Global Advantage Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	141	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			141	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	141	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	Director of Long Cove Club Owners’ Association (home owner’s association)

T-2        Invesco Global Advantage Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange--Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

T-3        Invesco Global Advantage Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Global Advantage Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
MS-GADV-AR-1      Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2011

Invesco Global Health Care Fund
Nasdaq:
A: GGHCX  ▪  B:  GTHBX  ▪  C: GTHCX  ▪  Y: GGHYX  ▪  Investor: GTHIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012 – just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed in the year just ended – how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 – and are likely to see again in 2012.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Global Health Care Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Global Health Care Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2011, Invesco Global Health Care Fund’s investment results compared favorably to the broad market, as measured by the MSCI World Index, but underperformed its style-specific benchmark, the MSCI World Health Care Index. The Fund’s relative results were largely attributable to holdings in the pharmaceuticals sector, which underperformed the benchmark. The Fund’s biotechnology holdings and cash position also detracted from relative results. Health care equipment and managed health care stocks made the largest contribution to results on a relative and absolute basis.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/10 to 10/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	6.12%

Class B Shares*	5.30

Class C Shares*	5.30

Class Y Shares*	6.39

Investor Class Shares*	6.12

MSCI World Index▼ (Broad Market Index)	1.76

MSCI World Health Care Index▼ (Style-Specific Index)	8.05

Lipper Global Health/Biotechnology Funds Index▼ (Peer Group Index)	5.91

Source(s):▼Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

How we invest
We seek health care stocks of all market capitalizations from around the world that we believe are attractively priced and have the potential to benefit from long-term earnings and cash flow growth.
     In selecting securities for the Fund, we first screen the global investment universe. Stocks of at least $200 million in market capitalization are considered for further evaluation if they are identified as having attractive growth prospects relative to their current valuations. We use a research-oriented, bottom-up investment approach, focusing on company fundamentals in an effort to uncover future growth prospects that are not yet appreciated by the market.
     In analyzing specific industries for possible investment, we ordinarily look for several of the following characteristics: above-average growth and demand; scientific and medical advances; below-average reimbursement risk; and high barriers to entry.
     In analyzing specific companies for possible investment, we ordinarily look for several of the following characteristics: leading companies with defensible franchises; companies in the midst of a new product cycle; value-added and/or niche-oriented products and/or services; potentially sustainable revenue growth; potential to expand profit margins and improve profitability; superior earnings-per-share growth; strong balance sheet and moderate financial leverage; and a capable management team.
     Stock selection is then further refined by valuation analysis. In general, we target stocks trading at compelling valuations based upon one or more of the following parameters: price-to-earnings (P/E) ratio; P/E ratio versus expected earnings-per-share growth rate; enterprise value to earnings before interest, taxes, depreciation and amortization (EBITDA); discounted cash flow analysis; and sum of parts analysis.
     The resulting target portfolio consists of 50–80 individual securities with exposure across most subsectors of health care and diversified by region. Additionally, position size is limited in an effort to maximize risk-adjusted returns.
     We may consider selling a security when:
■	A stock’s price reaches its valuation target.

■	A company’s fundamentals deteriorate.

■	A company no longer meets our investment criteria.

Market conditions and your Fund
The fiscal year began with equity markets on an upward trend through the first quarter of 2011, but thereafter, volatility drastically increased due to civil unrest in Egypt and Libya and the devastating earthquake and tsunami in Japan. Corporate earnings were largely positive, but often overshadowed by investor concerns about continuing high unemployment, a lack of consumer spending and soft housing data. At the same time, the sovereign debt crisis intensified in the eurozone and growth in developed economies decelerated, weighing on investors and prompting fears of a global recession and a “double-dip” recession in the U.S. During the reporting period, the U.S. received the first-ever downgrade to its credit rating from Standard & Poor’s, beginning a precipitous slide that continued for much of the latter three months of the fiscal year.
     Despite the volatility, major domestic equity indexes managed positive returns for the fiscal year, and the MSCI World index managed to produce a single-digit gain. The energy sector had the highest return in the index, followed by the consumer staples and health care sectors, while the financials, utilities and materials sectors sustained losses.
     The largest contributor to the Fund’s performance during the reporting period was Pharmasset, a biotechnology

Portfolio Composition
By sector

Health Care	83.5%

Consumer Staples	3.6

Financials	0.8

Industrials	0.7

Money Market Funds Plus Other Assets Less Liabilities	11.4

Total Net Assets	$1.1 billion

Total Number of Holdings*	63

Top 10 Equity Holdings*

1.	Gilead Sciences, Inc.	4.0%

2.	Roche Holding AG	4.0

3.	Thermo Fisher Scientific, Inc.	3.6

4.	CVS Caremark Corp.	3.0

5.	BioMarin Pharmaceutical Inc.	2.8

6.	WellPoint Inc.	2.8

7.	Aetna, Inc.	2.7

8.	McKesson Corp.	2.7

9.	Abbott Laboratories	2.6

10.	Novartis AG-ADR	2.6
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Global Health Care Fund

company whose primary focus is the development of oral therapeutics for the treatment of hepatitis C. The company does not have any products currently on the market; however, a number of its experimental stage oral treatments have produced encouraging results and helped increase the company’s stock price. In the third quarter of 2011, the FDA granted “fast track” designation to one of the company’s antiviral drug candidates, PSI-938, which may expedite development and speed up a possible review. In September 2011, Pharmasset released promising data on the ability of one of its other drugs to suppress hepatitis C infections. Both events sent the stock price of the company’s shares higher.
      Biogen Idec was another contributor to Fund performance during the fiscal year. The company develops and markets therapeutics in the areas of neurology, immunology, hemophilia and oncology. In recent years, the company embarked on a restructuring initiative to cut costs and focus on its unique expertise in developing treatments for multiple sclerosis. The company has delivered better-than-expected revenue growth due largely to its newest multiple sclerosis (MS) drug, Tysabri. During the reporting period, Biogen Idec released strong positive results in its phase three clinical trial of experimental MS drug BG-12, increasing the likelihood of FDA approval. Shares of the company rose sharply following the announcement.
      Hospira, which manufactures generic injectable pharmaceuticals and medication-management devices, was the largest detractor from Fund performance. The company faced headwinds related to quality issues with its North Carolina manufacturing facilities. Hospira is addressing these issues, but it has proven costlier than anticipated and depressed earnings in the short term. We eliminated our position in the company during the reporting period.
      Another detractor from Fund performance during the reporting period was Teva Pharmaceutical Industries, the world’s largest generic drug maker. Teva also operates in the branded drug market; its stock’s weak performance was partly attributable to concerns about the 2013 patent expiration of its largest branded drug, Copaxone. Teva stock was also negatively affected when the company reported that its multiple sclerosis drug, Laquinimod, failed to meet a critical goal for reducing relapse rates in its phase three trial. Overall, we felt the market overreacted to these issues, and we used the opportunity to increase our investment in the company.
      The Fund held derivative instruments in the form of currency futures contracts to hedge our European currency exposure. The net cumulative effect of these derivative contracts was positive for overall Fund performance during the fiscal year.
      We continued to focus on companies with new product cycles, less reimbursement risk and less competition. Relative to the MSCI World Health Care Index, we maintained a significant underweight position in large-cap pharmaceuticals because many firms face looming patent expirations with limited drug pipelines, which may result in modest (if any) earnings growth.
      We continue to emphasize specialty pharmaceuticals and biotechnology stocks based on their generally robust in line portfolios, compelling pipelines and the view that many of these companies could be targets of ongoing consolidation. The Fund is primarily invested in U.S. stocks, where we have found more companies that fit our fundamental selection criteria. The international allocation is focused mainly on European large-cap pharmaceuticals, which have fewer patent expiration concerns than their U.S. counterparts.
      As always, we thank you for your continued investment in Invesco Global Health Care Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Derek Taner
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Global Health Care Fund. Mr. Taner joined Invesco in 2005. He earned a B.S. in business administration with an emphasis in accounting and an M.B.A. from the Haas School of Business at the University of California (Berkeley).
Dean Dillard
Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Health Care Fund. He joined Invesco in 2000. Mr. Dillard earned a B.S. in corporate finance from the University of Alabama and an M.B.A. from the Owen School of Business at Vanderbilt University.

5	Invesco Global Health Care Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 7/31/89, Fund data from 8/7/89

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Global Health Care Fund

Average Annual Total Returns
As of 10/31/11, including maximum applicable sales charges

Class A Shares

Inception (8/7/89)	9.59%

10 Years	2.69

5 Years	1.00

1 Year	0.29

Class B Shares

Inception (4/1/93)	9.62%

10 Years	2.74

5 Years	1.07

1 Year	0.30

Class C Shares

Inception (3/1/99)	5.64%

10 Years	2.59

5 Years	1.38

1 Year	4.30

Class Y Shares

10 Years	3.35%

5 Years	2.30

1 Year	6.39

Investor Class Shares

10 Years	3.28%

5 Years	2.15

1 Year	6.12

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
      Investor Class shares incepted on July 15, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
      The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Average Annual Total Returns
As of 9/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (8/7/89)	9.36%

10 Years	1.97

5 Years	0.17

1 Year	-2.77

Class B Shares

Inception (4/1/93)	9.35%

10 Years	2.02

5 Years	0.24

1 Year	-2.87

Class C Shares

Inception (3/1/99)	5.23%

10 Years	1.87

5 Years	0.55

1 Year	1.13

Class Y Shares

10 Years	2.62%

5 Years	1.46

1 Year	3.16

Investor Class Shares

10 Years	2.55%

5 Years	1.31

1 Year	2.90

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.
Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
      The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 1.23%, 1.98%, 1.98%, 0.98% and 1.23%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
      Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% is imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus. Effective January 1, 2012, after the close of the reporting period, the Fund will eliminate the redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.

7	Invesco Global Health Care Fund

Invesco Global Health Care Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

Principal risks of investing in the Fund
■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Health care sector risk. The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Synthetic securities risk. Fluctuations in the values of synthetic instruments may not correlate perfectly with the instruments they are designed to replicate. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. These instruments may be subject to counterparty risk and liquidity risk.

About indexes used in this report
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

■	The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries.

■	The Lipper Global Health/Biotechnology Funds Index is an unmanaged index considered representative of global health/biotechnology funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	GGHCX
Class B Shares	GTHBX
Class C Shares	GTHCX
Class Y Shares	GGHYX
Investor Class Shares	GTHIX

8	Invesco Global Health Care Fund

Schedule of Investments(a)

October 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–88.59%
Biotechnology–16.50%
Actelion Ltd. (Switzerland)(b)	98,223	$3,632,561

Amarin Corp. PLC–ADR (United Kingdom)(b)(c)	1,713,980	16,111,412

Biogen Idec Inc.(b)	168,135	19,564,189

BioMarin Pharmaceutical Inc.(b)	869,682	29,664,853

Celgene Corp.(b)	262,499	17,017,810

Evolutionary Genomics/GenoPlex, Inc. (Acquired 09/15/97-06/25/98; Cost $408,490)(b)(d)(e)	109,377	0

Gilead Sciences, Inc.(b)	1,002,841	41,778,356

Incyte Corp.(b)	1,021,255	14,062,681

Onyx Pharmaceuticals, Inc.(b)	292,049	11,953,566

Pharmasset, Inc.(b)	137,533	9,682,323

United Therapeutics Corp.(b)	239,132	10,457,243

		173,924,994

Drug Retail–3.55%
CVS Caremark Corp.	867,445	31,488,254

Drogasil S.A. (Brazil)	945,978	5,960,262

		37,448,516

Health Care Distributors–2.65%
McKesson Corp.	341,947	27,885,778

Health Care Equipment–10.53%
Baxter International Inc.	470,834	25,886,453

CareFusion Corp.(b)	455,068	11,649,741

Covidien PLC (Ireland)	541,220	25,458,989

Hologic, Inc.(b)	1,004,464	16,191,960

MAKO Surgical Corp.(b)	286,346	11,010,004

Olympus Corp. (Japan)	717,200	10,924,618

Sensys Medical, Inc. (Acquired 04/23/04-8/09/06; Cost $1,302)(b)(d)(e)	8,750	0

Wright Medical Group, Inc.(b)	576,659	9,912,768

		111,034,533

Health Care Facilities–3.09%
Assisted Living Concepts Inc.–Class A	451,122	6,410,443

Rhoen-Klinikum AG (Germany)	736,803	14,686,793

Universal Health Services, Inc.–Class B	288,172	11,518,235

		32,615,471

Health Care Services–6.12%
DaVita, Inc.(b)	336,932	23,585,240

Express Scripts, Inc.(b)	293,621	13,427,288

Medco Health Solutions, Inc.(b)	180,918	9,925,161

Quest Diagnostics Inc.	314,661	17,558,084

		64,495,773

Health Care Supplies–0.56%
Meridian Bioscience, Inc.	322,542	5,876,715

Health Care Technology–3.46%
Allscripts Healthcare Solutions, Inc.(b)	996,067	19,074,683

Cerner Corp.(b)	274,332	17,400,879

		36,475,562

Life Sciences Tools & Services–5.24%
Life Technologies Corp.(b)	413,924	16,834,289

Thermo Fisher Scientific, Inc.(b)	763,252	38,368,678

		55,202,967

Managed Health Care–15.25%
Aetna, Inc.	705,047	28,032,669

AMERIGROUP Corp.(b)	179,518	9,986,586

Amil Participacoes S.A. (Brazil)(d)	859,600	8,707,728

Aveta, Inc. (Acquired 12/21/05; Cost $10,877,598)(b)(d)	805,748	7,251,732

CIGNA Corp.	354,408	15,714,451

Health Net Inc.(b)	540,246	15,013,436

Humana Inc.	237,009	20,119,694

UnitedHealth Group, Inc.	548,225	26,309,318

WellPoint Inc.	429,917	29,621,281

		160,756,895

Pharmaceuticals–20.95%
Abbott Laboratories	514,629	27,723,064

Bayer AG (Germany)	252,899	16,129,864

EastPharma Ltd.–GDR (Turkey)(b)	674,841	809,809

Elan Corp. PLC–ADR (Ireland)(b)	816,734	9,792,641

Hikma Pharmaceuticals PLC (United Kingdom)	853,628	9,231,205

Ipsen S.A. (France)	243,491	8,021,166

Locus Pharmaceuticals, Inc. (Acquired 11/21/00-05/09/07; Cost $6,852,940)(b)(d)	258,824	0

MAP Pharmaceuticals Inc.(b)	363,417	5,371,303

Medicis Pharmaceutical Corp.–Class A	404,685	15,495,389

Nippon Shinyaku Co., Ltd. (Japan)	834,000	9,719,003

Novartis AG–ADR (Switzerland)	476,844	26,927,381

Pharmstandard–GDR (Russia)(b)(d)	138,700	2,457,657

Roche Holding AG (Switzerland)	253,085	41,612,875

Shire PLC–ADR (Ireland)	111,017	10,468,903

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	650,020	26,553,317

Warner Chilcott PLC–Class A (Ireland)(b)	576,402	10,444,404

		220,757,981

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Global Health Care Fund

	Shares	Value

Research & Consulting Services–0.69%
Qualicorp S.A. (Brazil)(b)	791,200	$7,235,489

Total Common Stocks & Other Equity Interests (Cost $758,115,379)		933,710,674

Preferred Stocks–0.00%
Health Care Equipment–0.00%
Intact Medical Corp., Series C, Pfd. (Acquired 03/26/01; Cost $2,000,001)(b)(d)(e)	2,439,026	0

Sensys Medical, Inc., Series A-2, Pfd. (Acquired 02/25/98-9/30/05; Cost $7,627,993)(b)(d)(e)	2,173,209	0

Series B, Conv. Pfd. (Acquired 03/16/05-1/12/07; Cost $245,305)(b)(d)(e)	282,004	0

Total Preferred Stocks (Cost $9,873,299)		0

	Shares	Value

Money Market Funds–12.33%
Liquid Assets Portfolio–Institutional Class(f)	65,014,912	$65,014,912

Premier Portfolio–Institutional Class(f)	65,014,911	65,014,911

Total Money Market Funds (Cost $130,029,823)		130,029,823

TOTAL INVESTMENTS–100.92% (Cost $898,018,501)		1,063,740,497

OTHER ASSETS LESS LIABILITIES–(0.92)%		(9,747,003)

NET ASSETS–100.00%		$1,053,993,494

Investment Abbreviations:

ADR	– American Depositary Receipts
Conv.	– Convertible
GDR	– Global Depositary Receipts
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of October 31, 2011 represented 1.53% of the Fund’s Net Assets. See Note 5.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2011 was $19,226,926, which represented 1.82% of the Fund’s Net Assets.
(e)	Security is considered venture capital. See Note 1I.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Global Health Care Fund

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $744,523,358)	$917,599,262

Investments in affiliates, at value (Cost $153,495,143)	146,141,235

Total investments, at value (Cost $898,018,501)	1,063,740,497

Receivable for:
Investments sold	32,848,681

Fund shares sold	254,041

Dividends	1,526,229

Foreign currency contracts outstanding	3,168,630

Investment for trustee deferred compensation and retirement plans	113,364

Other assets	32,154

Total assets	1,101,683,596

Liabilities:
Payable for:
Investments purchased	45,227,870

Fund shares reacquired	1,033,924

Amount due custodian	33,762

Amount due custodian — foreign (Cost $158)	130,378

Accrued fees to affiliates	714,416

Accrued other operating expenses	288,838

Trustee deferred compensation and retirement plans	260,914

Total liabilities	47,690,102

Net assets applicable to shares outstanding	$1,053,993,494

Net assets consist of:
Shares of beneficial interest	$867,434,265

Undistributed net investment income (loss)	4,778,432

Undistributed net realized gain	13,080,514

Unrealized appreciation	168,700,283

$1,053,993,494

Net Assets:
Class A	$540,450,991

Class B	$29,063,811

Class C	$32,702,148

Class Y	$5,627,504

Investor Class	$446,149,040

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	19,473,848

Class B	1,250,578

Class C	1,405,759

Class Y	201,254

Investor Class	16,072,686

Class A:
Net asset value per share	$27.75

Maximum offering price per share
(Net asset value of $27.75 ÷ 94.50%)	$29.37

Class B:
Net asset value and offering price per share	$23.24

Class C:
Net asset value and offering price per share	$23.26

Class Y:
Net asset value and offering price per share	$27.96

Investor Class:
Net asset value and offering price per share	$27.76

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Global Health Care Fund

Statement of Operations

For the year ended October 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $768,302)	$11,247,131

Dividends from affiliates (includes securities lending income of $316,273)	367,829

Total investment income	11,614,960

Expenses:
Advisory fees	6,802,505

Administrative services fees	280,559

Custodian fees	100,659

Distribution fees:
Class A	1,263,205

Class B	313,290

Class C	292,980

Investor Class	1,186,230

Transfer agent fees	2,457,009

Trustees’ and officers’ fees and benefits	49,997

Other	310,032

Total expenses	13,056,466

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(77,143)

Net expenses	12,979,323

Net investment income (loss)	(1,364,363)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	68,033,395

Foreign currencies	(191,604)

Foreign currency contracts	(6,914,221)

60,927,570

Change in net unrealized appreciation (depreciation) of:
Investment securities	(24,294,762)

Foreign currencies	(214,047)

Foreign currency contracts	5,045,121

(19,463,688)

Net realized and unrealized gain	41,463,882

Net increase in net assets resulting from operations	$40,099,519

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Global Health Care Fund

Statement of Changes in Net Assets

For the years ended October 31, 2011 and 2010

	2011	2010

Operations:
Net investment income (loss)	$(1,364,363)	$(3,290,324)

Net realized gain	60,927,570	47,572,677

Change in net unrealized appreciation (depreciation)	(19,463,688)	72,998,480

Net increase in net assets resulting from operations	40,099,519	117,280,833

Share transactions–net:
Class A	89,991,058	(38,675,478)

Class B	(2,172,218)	(22,445,384)

Class C	8,524,053	(3,134,504)

Class Y	778,506	1,718,962

Investor Class	(49,369,278)	(49,631,996)

Net increase (decrease) in net assets resulting from share transactions	47,752,121	(112,168,400)

Net increase in net assets	87,851,640	5,112,433

Net assets:
Beginning of year	966,141,854	961,029,421

End of year (includes undistributed net investment income (loss) of $4,778,432 and $(208,884), respectively)	$1,053,993,494	$966,141,854

Notes to Financial Statements

October 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Global Health Care Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

13        Invesco Global Health Care Fund

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

14        Invesco Global Health Care Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund may invest a large percentage of assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund will eliminate the 2% redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
K.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
L.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
M.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        Invesco Global Health Care Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

Next $350 million	0.65%

Next $1.3 billion	0.55%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective May 23, 2011, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 1.65%, 2.40%, 2.40%, 1.40% and 1.65% of average daily net assets, respectively. Prior to May 23, 2011, the Adviser had contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 2.00%, 2.75%, 2.75%, 1.75% and 2.00% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees for reimbursed expenses during the period under this expense limitation.
  The Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended October 31, 2011, the Adviser waived advisory fees of $67,298.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $4,062.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2011, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2011, IDI advised the Fund that IDI retained $33,890 in front-end sales commissions from the sale of Class A shares and $3,464, $40,805 and $2,433 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

16        Invesco Global Health Care Fund

  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended October 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$940,073,022	$123,667,475	$0	$1,063,740,497

Foreign Currency Contracts*	—	3,168,630	—	3,168,630

Total Investments	$940,073,022	$126,836,105	$0	$1,066,909,127

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of October 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk
Foreign Currency Contracts(a)	$3,168,630	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.

Effect of Derivative Instruments for the year ended October 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency Contracts*

Realized Gain (Loss)
Currency risk	$(6,914,221)

Change in Unrealized Appreciation
Currency risk	5,045,121

Total	$(1,869,100)

*	The average notional value of foreign currency contracts outstanding during the period was $40,615,554.

17        Invesco Global Health Care Fund

Open Foreign Currency Contracts
Settlement		Contract to				Notional	Unrealized
Date	Counterparty	Deliver		Receive		Value	Appreciation

11/14/11	Citibank Capital	CHF	16,800,000	USD	21,862,190	$19,144,061	$2,718,129

11/14/11	Citibank Capital	EUR	15,500,000	USD	21,894,835	21,444,334	450,501

Total open foreign currency contracts						$40,588,395	$3,168,630

Currency Abbreviations:
CHF	– Swiss Franc
EUR	– Euro
USD	– U.S. Dollar

NOTE 5—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended October 31, 2011.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	10/31/10	at Cost	from Sales	(Depreciation)	Gain	10/31/11	Income

Amarin Corp. PLC	$—	$23,465,320	$—	$(7,353,908)	$—	$16,111,412	$—

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,783.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2011, the Fund paid legal fees of $3,119 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18        Invesco Global Health Care Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income or long term gain distributions during the years ended October 31, 2011 and 2010.

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$5,061,466

Undistributed long-term gain	18,273,879

Net unrealized appreciation — investments	163,697,261

Net unrealized appreciation (depreciation) — other investments	(190,343)

Temporary book/tax differences	(283,034)

Shares of beneficial interest	867,434,265

Total net assets	$1,053,993,494

  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $30,877,772 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of October 31, 2011.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2011 was $347,705,658 and $474,188,347, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$216,209,529

Aggregate unrealized (depreciation) of investment securities	(52,512,268)

Net unrealized appreciation of investment securities	$163,697,261

Cost of investments for tax purposes is $900,043,236.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and merger expenses, on October 31, 2011, undistributed net investment income (loss) was increased by $6,424,294, undistributed net realized gain was decreased by $6,394,296 and shares of beneficial interest were decreased by $29,998. Further, as a result of tax deferrals acquired in the reorganization of Invesco Health Sciences Fund into the Fund, undistributed net investment income (loss) was decreased by $72,615, undistributed net realized gain was decreased by $868,894 and shares of beneficial interest were increased by $941,509. These reclassifications had no effect on the net assets of the Fund.

19        Invesco Global Health Care Fund

NOTE 12—Share Information

	Summary of Share Activity

	Year ended October 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	1,634,064	$47,335,868	1,068,716	$27,148,852

Class B	52,617	1,264,176	109,901	2,370,622

Class C	326,613	8,255,735	167,617	3,622,529

Class Y	75,726	2,151,877	109,397	2,873,823

Investor Class	394,903	11,397,577	393,729	10,009,522

Automatic conversion of Class B shares to Class A shares:
Class A	387,138	11,042,267	646,989	16,456,516

Class B	(460,746)	(11,042,267)	(763,432)	(16,456,516)

Issued in connection with acquisitions:(b)
Class A	4,120,800	128,948,848	—	—

Class B	559,533	14,707,052	—	—

Class C	301,647	7,937,279	—	—

Class Y	16,184	509,567	—	—

Reacquired:(c)
Class A	(3,470,569)	(97,335,925)	(3,265,442)	(82,280,846)

Class B	(299,822)	(7,101,179)	(391,023)	(8,359,490)

Class C	(326,798)	(7,668,961)	(318,781)	(6,757,033)

Class Y	(67,012)	(1,882,938)	(46,150)	(1,154,861)

Investor Class	(2,169,430)	(60,766,855)	(2,358,499)	(59,641,518)

Net increase (decrease) in share activity	1,074,848	$47,752,121	(4,646,978)	$(112,168,400)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 16% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the open of business on May 23, 2011 the Fund acquired all the net assets of Invesco Health Sciences Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Health Sciences Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 4,998,164 shares of the Fund for 11,756,779 shares outstanding of Invesco Health Sciences Fund as of the close of business on May 20, 2011. Each class of Invesco Health Sciences Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Health Sciences Fund to the net asset value of the Fund at the close of business on May 20, 2011. Invesco Health Sciences Fund’s net assets at that date of $152,102,746, including $30,700,417 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before and after the acquisition were $1,090,486,862 and $1,242,589,608, respectively.
(c)	Net of redemption fees of $33,488 and $10,407 allocated among the classes based on relative net assets of each class for the years ended October 31, 2011 and 2010, respectively.

20        Invesco Global Health Care Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset	Net		(losses) on			Distributions					net assets		assets without		investment
	value,	investment		securities (both		Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and		investment	realized	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)		unrealized)		operations	gains	of period(b)	Return(c)		(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/11	$26.15	$(0.03)		$1.63	(e)	$1.60	$—	$27.75	6.12	%(e)	$540,451	1.20	%(f)	1.21	%(f)	(0.09	)%(f)	37%
Year ended 10/31/10	23.20	(0.07)		3.02	(e)	2.95	—	26.15	12.71	(e)	439,402	1.23		1.23		(0.29)		16
Year ended 10/31/09	21.41	(0.02)		2.41		2.39	(0.60)	23.20	11.80		425,719	1.31		1.32		(0.08)		50
Year ended 10/31/08	31.94	0.01	(g)	(7.66)		(7.65)	(2.88)	21.41	(26.28)		425,928	1.21		1.22		0.03	(g)	61
Year ended 10/31/07	31.28	(0.13)		3.79		3.66	(3.00)	31.94	12.82		642,561	1.19		1.19		(0.44)		46

Class B
Year ended 10/31/11	22.07	(0.20)		1.37	(e)	1.17	—	23.24	5.30	(e)	29,064	1.95	(f)	1.96	(f)	(0.84	)(f)	37
Year ended 10/31/10	19.72	(0.22)		2.57	(e)	2.35	—	22.07	11.92	(e)	30,872	1.98		1.98		(1.04)		16
Year ended 10/31/09	18.43	(0.15)		2.04		1.89	(0.60)	19.72	10.96		48,194	2.06		2.07		(0.83)		50
Year ended 10/31/08	28.09	(0.17	)(g)	(6.61)		(6.78)	(2.88)	18.43	(26.84)		66,561	1.96		1.97		(0.72	)(g)	61
Year ended 10/31/07	28.06	(0.32)		3.35		3.03	(3.00)	28.09	11.96		119,886	1.94		1.94		(1.19)		46

Class C
Year ended 10/31/11	22.09	(0.20)		1.37	(e)	1.17	—	23.26	5.30	(e)	32,702	1.95	(f)	1.96	(f)	(0.84	)(f)	37
Year ended 10/31/10	19.74	(0.22)		2.57	(e)	2.35	—	22.09	11.91	(e)	24,390	1.98		1.98		(1.04)		16
Year ended 10/31/09	18.45	(0.15)		2.04		1.89	(0.60)	19.74	10.95		24,783	2.06		2.07		(0.83)		50
Year ended 10/31/08	28.11	(0.17	)(g)	(6.61)		(6.78)	(2.88)	18.45	(26.82)		29,588	1.96		1.97		(0.72	)(g)	61
Year ended 10/31/07	28.08	(0.32)		3.35		3.03	(3.00)	28.11	11.96		40,297	1.94		1.94		(1.19)		46

Class Y
Year ended 10/31/11	26.28	0.05		1.63	(e)	1.68	—	27.96	6.39	(e)	5,628	0.95	(f)	0.96	(f)	0.16	(f)	37
Year ended 10/31/10	23.26	(0.01)		3.03	(e)	3.02	—	26.28	12.98	(e)	4,635	0.98		0.98		(0.04)		16
Year ended 10/31/09	21.41	0.04		2.41		2.45	(0.60)	23.26	12.09		2,631	1.06		1.07		0.17		50
Year ended 10/31/08(h)	24.44	0.00	(g)	(3.03)		(3.03)	—	21.41	(12.40)		617	0.96	(i)	0.97	(i)	0.28	(g)(i)	61

Investor Class
Year ended 10/31/11	26.16	(0.03)		1.63	(e)	1.60	—	27.76	6.12	(e)	446,149	1.20	(f)	1.21	(f)	(0.09	)(f)	37
Year ended 10/31/10	23.20	(0.07)		3.03	(e)	2.96	—	26.16	12.76	(e)	466,842	1.23		1.23		(0.29)		16
Year ended 10/31/09	21.41	(0.02)		2.41		2.39	(0.60)	23.20	11.80		459,704	1.31		1.32		(0.08)		50
Year ended 10/31/08	31.94	0.01	(g)	(7.66)		(7.65)	(2.88)	21.41	(26.28)		456,309	1.21		1.22		0.03	(g)	61
Year ended 10/31/07	31.29	(0.13)		3.78		3.65	(3.00)	31.94	12.78		688,705	1.19		1.19		(0.44)		46

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $121,012,126 and sold of $51,261,834 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Health Sciences Fund into the Fund. For the year ended October 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $132,508,164 and sold of $38,304,911 in the effort to realign the Fund’s portfolio holdings after the reorganization of AIM Advantage Health Sciences Fund into the Fund.
(e)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net gains on securities (both realized and unrealized) per share for the year ended October 31, 2011 would have been $1.44, $1.18, $1.18, $1.44 and $1.44 for Class A, Class B, Class C, Class Y and Investor Class Shares, respectively, and total returns would have been lower; net gains on securities (both realized and unrealized) per share for the year ended October 31, 2010 would have been $2.90, $2.45, $2.45, $2.91 and $2.91 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively, and total returns would have been lower.
(f)	Ratios are based on average daily net assets (000’s) of $505,282, $31,329, $29,298, $5,509 and $474,492 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(g)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $5.23 per share owned of Allscripts-Misys Healthcare Solutions, Inc. on October 13, 2008. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.05) and (0.19)%, $(0.23) and (0.94)%, $(0.23) and (0.94)%, $0.00 and 0.06%, and $(0.05) and (0.19)% for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(h)	Commencement date of October 3, 2008.
(i)	Annualized.

21        Invesco Global Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Global Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Health Care Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
December 27, 2011

22        Invesco Global Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/11)	(10/31/11)[1]	Period[2]	(10/31/11)	Period[2]	Ratio
A	$1,000.00	$909.50	$5.63	$1,019.31	$5.96	1.17%

B	1,000.00	906.00	9.22	1,015.53	9.75	1.92

C	1,000.00	906.10	9.22	1,015.53	9.75	1.92

Y	1,000.00	910.70	4.43	1,020.57	4.69	0.92

Investor	1,000.00	909.60	5.63	1,019.31	5.96	1.17

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2011 through October 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco Global Health Care Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Global Health Care Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

24        Invesco Global Health Care Fund

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Global Health/Biotechnology Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of the performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. Invesco Advisers discussed with the Board the positioning of the Fund relative to its peers and the factors that contributed to underperformance in 2010 including stock selection in certain segments of the industry. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was above the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s effective fee rate was below the effective fee rate of one mutual fund with comparable investment strategies.
  Other than the mutual fund described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Advisers pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25        Invesco Global Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			141	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			141	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	141	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Global Health Care Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	141	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			141	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	141	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	Director of Long Cove Club Owners’ Association (home owner’s association)

T-2        Invesco Global Health Care Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange--Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

T-3        Invesco Global Health Care Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Global Health Care Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
          Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

GHC-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2011

Invesco International Total Return Fund
Nasdaq:
A: AUBAX ▪ B: AUBBX ▪ C: AUBCX ▪ Y: AUBYX ▪ Institutional: AUBIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
22	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
      Investors are likely to confront both opportunities and challenges in 2012 – just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
      That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed in the year just ended – how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 – and are likely to see again in 2012.
      Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
      Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
      Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
      Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
      All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco International Total Return Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
      In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
      Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
      While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
      Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco International Total Return Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2011, Class A shares of Invesco International Total Return Fund, at net asset value (NAV), underperformed the Barclays Capital Global Aggregate ex-U.S. Index, its broad market and style-specific benchmark. A longer duration posture in Europe during the first half of the reporting period, and an overweight position in the credit sector during the latter part of the reporting period, contributed to this underperformance.
      Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/10 to 10/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.37%

Class B Shares	2.66

Class C Shares	2.65

Class Y Shares	3.72

Institutional Class Shares	3.63

Barclays Capital Global Aggregate ex-U.S. Index▼ (Broad Market/Style-Specific Index)	3.57

Lipper International Income Funds Index ▪(Peer Group Index)	1.52

Source(s): ▼Invesco, Barclays Capital; ▪Lipper Inc.

How we invest
The Fund invests its assets in a diversified portfolio of foreign government and corporate debt securities, generally represented by the sector categories within the Barclays Capital Global Aggregate ex-U.S. Index (unhedged), and in foreign currency investments. Debt securities that the Fund may invest in include foreign sovereign, corporate or agency securities of varying maturities, including securitized securities, such as asset-backed and mortgage-backed securities, and commercial paper and other short-term debt instruments. The Fund may invest up to 30% of its total assets in U.S. dollar-denominated securities. It also may invest up to 25% of its total assets in non-investment grade securities, including non-investment grade emerging market securities.
     The Fund may invest in derivatives, including swaps, options and futures contracts. The Fund may also utilize other strategies such as dollar rolls and reverse repurchase agreements. Derivative instruments, dollar rolls and reverse repurchase agreements may have the effect of leveraging the Fund’s portfolio. Foreign currency investments may include spot contracts, forward currency contracts, currency swaps, currency options, currency futures and options on currency futures. These strategies are implemented within the risk profile of the guidelines set forth in the prospectus. Currently the Fund is only utilizing futures and currency forwards for efficient portfolio management.
      We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of income and capital appreciation.
      Our security selection is supported by a team of specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
      Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.
      Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro-risk exposure (for example, duration, yield curve positioning or sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

■	General liquidity needs of the Fund.

Market conditions and your Fund
Global financial markets were volatile during the fiscal year as investors reacted to the economic implications of several world events during the reporting period, including the Japanese earthquake and tsunami disasters, civil unrest in the Middle East and northern Africa, and a reinvigorated eurozone sovereign debt crisis. Even so, the global investment

Portfolio Composition
 By sector

Financials	40.6%

Sovereign Debt	39.7

Consumer Staples	3.7

Energy	3.7

Industrials	2.6

Utilities	1.6

Telecommunication Services	1.1

Collateralized Mortgage Obligations	1.0

Materials	0.8

Information Technology	0.7

Consumer Discretionary	0.1

Money Market Funds
Plus Other Assets Less Liabilities	4.4

Top 10 Fixed Income Issuers*

1.	Italy Buoni Poliennali Del Tesoro	8.5%

2.	Poland Government	7.7

3.	Dexia Municipal Agency S.A.	7.5

4.	Kreditanstalt fuer Wiederaufbau	7.0

5.	European Investment Bank	6.6

6.	United Kingdom Treasury	4.5

7.	General Electric Capital Corp.	4.2

8.	Gazprom OAO Via Gaz Capital S.A.	3.6

9.	Province of Ontario	3.6

10.	Bundesrepublik Deutschland	3.2

Total Net Assets	$69.9 million

Total Number of Holdings*	77
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco International Total Return Fund

grade bond market, as measured by the Barclays Capital Global Aggregate ex-U.S. Index, generated a positive total return for the reporting period.
     During the early part of the fiscal year, interest rates trended higher across the globe. In the developed west, economies appeared to be on the mend and gross domestic product growth prospects, although low, were improving. In Europe, growing uncertainties about Greece and other European countries’ solvency led to higher yields for selective countries and a growing divergence of borrowing costs across the eurozone. Emerging market economies, especially in the Asia/Pacific region, were rebounding particularly well following the global financial crisis and their currencies attracted global capital flows, sparking some concerns of inflation, asset pricing bubbles and overheating economies. During the latter part of the fiscal year, the European sovereign debt crisis and related concerns about financial sector stability dominated headlines, leading to periods of extreme risk aversion, wider credit spreads, and subsequently high demand for the perceived safe havens of U.S. Treasuries and German Bunds. Central banks’ activities mirrored the differences across regions. Monetary tightening occurred across many markets in which signs of inflation began to appear. In contrast, the U.S., Japan, and the U.K. maintained key lending rates as below-target economic growth persisted and inflation became less of a concern.
     In this environment, sector selection decisions were favorable overall. Positioning in credit, quasi-government and securitized market sectors were beneficial to fiscal year performance, although the credit and securitized market sectors detracted from results during the second half of the reporting period.
     Country selection was also a significant contributor to relative performance during the reporting period. The Fund benefited from avoidance and/or underweights to peripheral European countries such as Greece, Portugal, Ireland, Italy and Spain. Tactical trading in Spain and Italy also added to performance over the fiscal year. Our cautious view on peripheral countries in the eurozone and a focus on core countries, mainly Germany, were beneficial for Fund performance and risk management.
     Security selection versus benchmark constituents positively affected Fund performance, particularly among quasi-government and basic industry/ capital goods holdings. However, security selection in financials, transports, and utilities worked against relative performance, but not enough to negate the benefits of security selection across the broader portfolio.
     The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk/ return expectations.
      The contribution to Fund performance from duration and yield curve positioning versus the benchmark was mixed over the reporting period. A longer duration posture in Europe during the first half of the fiscal year when rates were rising, and an underweight to Japanese duration while Japanese government bond yields fell near the end of the reporting period, worked against relative returns. Duration was managed with cash bonds and futures positions.
      Buying and selling interest rate futures contracts across multiple global yield curves was an important tool used for the management of interest rate risk and maintaining our targeted portfolio duration. Part of our strategy to manage currency risk resulting from the purchase of cash bonds in foreign currency entailed hedging that risk via currency forwards. The currency hedging activity was carried out on an as-needed basis and was effective in managing unwanted currency risk.
     We thank you for your continued participation in Invesco International Total Return Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy. See important Fund and, if applicable, index disclosures later in this report.
See important Fund and, if applicable, index disclosures later in this report.
Avi Hooper
 Chartered Financial Analyst, portfolio manager, is lead manager of Invesco International Total Return Fund. He joined Invesco in 2010. Mr. Hooper earned a B.A.S. with a focus on accounting and finance from York University.
Mark Nash
 Chartered Financial Analyst, portfolio manager, is manager of Invesco International Total Return Fund. He joined Invesco in 2001. Mr. Nash earned a B.S. with honors in chemistry and an M.S. in materials engineering from the University of Nottingham.

5	Invesco International Total Return Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 3/31/06

Past performance cannot guarantee comparable future results.
      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
      This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

continued from page 8

borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

■	Reverse repurchase agreement risk.
Reverse repurchase agreements involve the risk that the market value of securities to be repurchased may decline below the repurchase price or that the other party may default on its obligation, resulting in delays, additional costs or the restriction of proceeds from the sale.

About indexes used in this report
■	The Barclays Capital Global Aggregate ex-U.S. Index is an unmanaged index considered representative of bonds of foreign countries.

■	The Lipper International Income Funds Index is an unmanaged index considered representative of international income funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
continued on page 7

6	Invesco International Total Return Fund

Average Annual Total Returns
As of 10/31/11, including maximum applicable sales
charges

Class A Shares

Inception (3/31/06)	5.52%

5 Years	4.93

1 Year	-1.55

Class B Shares

Inception (3/31/06)	5.50%

5 Years	4.86

1 Year	-2.10

Class C Shares

Inception (3/31/06)	5.64%

5 Years	5.16

1 Year	1.70

Class Y Shares

Inception	6.59%

5 Years	6.12

1 Year	3.72

Institutional Class Shares

Inception (3/31/06)	6.71%

5 Years	6.22

1 Year	3.63

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
      The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Average Annual Total Returns
As of 9/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (3/31/06)	5.29%

5 Years	4.78

1 Year	-1.23

Class B Shares

Inception (3/31/06)	5.27%

5 Years	4.69

1 Year	-1.85

Class C Shares

Inception (3/31/06)	5.42%

5 Years	5.02

1 Year	1.96

Class Y Shares

Inception	6.36%

5 Years	5.96

1 Year	3.98

Institutional Class Shares

Inception (3/31/06)	6.48%

5 Years	6.08

1 Year	3.89
Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.10%, 1.85%, 1.85%, 0.85% and 0.85%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.55%, 2.30%, 2.30%, 1.30% and 1.03%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.
     A redemption fee of 2% is imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus. Effective January 1, 2012, after the close of the reporting period, the Fund will eliminate the redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2012. See current prospectus for more information.

continued from page 6

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco International Total Return Fund

Invesco International Total Return Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AUBAX
Class B Shares	AUBBX
Class C Shares	AUBCX
Class Y Shares	AUBYX
Institutional Class Shares	AUBIX

8	Invesco International Total Return Fund

Schedule of Investments

October 31, 2011

	Principal
	Amount		Value

Non U.S. Dollar Denominated Bonds & Notes–95.60%(a)
Belgium–1.31%
Anheuser Busch Inbev S.A., Sr. Unsec. Gtd. Medium-Term Euro Notes, 6.57%, 02/27/14	EUR	600,000	$916,504

Canada–6.99%
Canada Housing Trust No. 1, Sec. Gtd. Global Mortgage-Backed Notes, 3.80%, 06/15/21(b)	CAD	1,500,000	1,629,042

Province of Ontario, Sr. Unsec. Floating Rate Medium-Term Notes, 1.46%, 06/27/16(c)	CAD	800,000	796,416

Sr. Unsec. Medium-Term Euro Notes, 2.00%, 12/10/13	GBP	1,050,000	1,722,314

Province of Quebec, Bonds, 4.25%, 12/01/43	CAD	700,000	735,838

			4,883,610

Cayman Islands–0.40%
IPIC Ltd., REGS, Unsec. Unsub. Gtd. Medium-Term Euro Notes, 5.88%, 03/14/21(b)	EUR	200,000	276,878

Denmark–0.59%
Jyske Bank A/S, Sr. Unsec. Floating Rate Medium-Term Euro Notes, 2.79%, 11/25/13(c)	EUR	300,000	410,371

Finland–0.26%
Nokia Corp., Sr. Unsec. Medium-Term Euro Notes, 6.75%, 02/04/19	EUR	125,000	184,650

France–10.24%
AXA S.A., Jr. Unsec. Sub. Medium-Term Euro Notes, 6.77%(d)	GBP	75,000	89,853

BNP Paribas Home Loan S.A., Sr. Sec. Mortgage-Backed Euro Bonds, 2.25%, 10/01/12	EUR	650,000	901,635

Casino Guichard Perrachon S.A., Series 27, Tranche 1, Sr. Unsec. Medium-Term Euro Notes, 4.47%, 04/04/16	EUR	200,000	281,743

Dexia Municipal Agency S.A., Series 172, Tranche 2, Sr. Sec. Medium-Term Euro Notes, 0.80%, 05/21/12	JPY	150,000,000	1,895,224

Series 301, Tranche 1, Sr. Sec. Medium-Term Euro Notes, 1.55%, 10/31/13	JPY	100,000,000	1,247,148

Sr. Sec. Medium-Term Euro Notes, 1.80%, 05/09/17	JPY	189,000,000	2,133,469

France Government, Euro Bonds, 4.00%, 10/25/38	EUR	360,000	507,466

Societe Generale S.A., Jr. Unsec. Sub. Euro Bonds, 7.00%(d)	EUR	100,000	99,626

			7,156,164

Germany–10.41%
Bundesrepublik Deutschland, Series 05, Euro Bonds, 4.00%, 01/04/37	EUR	1,350,000	2,251,519

EnBW Energie Baden-Wuerttemberg AG, Sr. Unsec. Medium-Term Euro Notes, 7.38%, 04/02/72	EUR	120,000	167,839

Kreditanstalt fuer Wiederaufbau, Sr. Unsec. Gtd. Global Notes, 2.05%, 02/16/26	JPY	150,000,000	2,059,048

Unsec. Unsub. Gtd. Global Notes, 2.00%, 09/07/16	EUR	2,000,000	2,802,618

			7,281,024

Ireland–0.41%
Cloverie PLC for Zurich Insurance Co. Ltd., Sub. Medium-Term Euro Notes, 7.50%, 07/24/39	EUR	200,000	288,169

Italy–10.24%
Banca Monte dei Paschi di Siena S.p.A., Sr. Unsec. Medium-Term Euro Notes, 4.13%, 11/11/13	EUR	300,000	405,964

Intesa Sanpaolo S.p.A., Jr. Unsec. Sub. Medium-Term Euro Notes, 6.63%, 05/08/18	EUR	200,000	241,160

Italy Buoni Poliennali Del Tesoro, Euro Bonds, 4.25%, 07/01/14	EUR	3,500,000	4,707,846

Sr. Unsec. Euro Bonds, 4.75%, 08/01/23	EUR	1,000,000	1,206,719

Societa Iniziative Autostradali e Servizi S.p.A., Sr. Sec. Medium-Term Euro Notes, 4.50%, 10/26/20	EUR	200,000	244,228

Telecom Italia S.p.A, Sr. Unsec. Medium-Term Euro Notes, 7.00%, 01/20/17	EUR	250,000	356,099

			7,162,016

Japan–3.41%
Development Bank of Japan, Unsec. Gtd. Global Bonds, 1.70%, 09/20/22	JPY	35,000,000	470,288

Unsec. Gtd. Global Notes, 1.05%, 06/20/23	JPY	45,000,000	561,788

Japan Government Thirty Years, Series 31, Sr. Unsec. Bonds, 2.20%, 09/20/39	JPY	100,000,000	1,349,467

			2,381,543

Luxembourg–5.17%
Arcelormittal, Sr. Unsec. Euro Bonds, 9.38%, 06/03/16	EUR	175,000	276,750

Enel Finance International NV, Sr. Unsec. Gtd. Medium-Term Euro Notes, 5.00%, 07/12/21	EUR	270,000	361,162

Gazprom OAO Via Gaz Capital S.A., Sr. Unsec. Euro Bonds, 2.89%, 11/15/12	JPY	200,000,000	2,541,724

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco International Total Return Fund

	Principal
	Amount		Value

Luxembourg–(continued)

Glencore Finance Europe S.A., Series 6, Tranche 1, Sr. Unsec. Gtd. Medium-Term Euro Notes, 5.25%, 10/11/13	EUR	300,000	$435,866

			3,615,502

Mexico–0.37%
Mexican Bonos, Series M, Bonds, 7.50%, 06/21/12	MXN	3,400,000	260,371

Netherlands–4.07%
ASML Holding N.V., Sr. Unsec. Euro Bonds, 5.75%, 06/13/17	EUR	200,000	298,043

EDP Finance BV, Series 11, Sr. Unsec. Medium-Term Euro Notes, 4.25%, 06/12/12	EUR	140,000	193,687

F Van Lanschot Bankiers N.V., Sr. Unsec. Medium-Term Euro Notes, 3.50%, 04/02/13	EUR	600,000	824,352

ING Bank N.V., Sec. Mortgage-Backed Medium-Term Euro Notes, 3.00%, 09/30/14	EUR	550,000	782,254

Schiphol Nederland B.V., Sr. Unsec. Gtd. Medium-Term Euro Notes, 4.43%, 04/28/21	EUR	200,000	289,589

6.63%, 01/23/14	EUR	300,000	455,924

			2,843,849

Poland–7.72%
Poland Government, Series 0416, Bonds, 5.00%, 04/25/16	PLN	5,000,000	1,581,144

Series 3BR, Sr. Unsec. Bonds, 1.00%, 06/20/12	JPY	200,000,000	2,539,245

Series 8, Sr. Unsec. Bonds, 1.92%, 11/13/12	JPY	100,000,000	1,277,941

			5,398,330

Singapore–0.45%
Singapore Government, Sr. Unsec. Bonds, 2.25%, 06/01/21	SGD	375,000	312,917

South Korea–1.80%
Korea Treasury, Series 1609, Sr. Unsec. Bonds, 3.50%, 09/10/16	KRW	1,400,000,000	1,256,441

Spain–4.57%
Bankia S.A., Sec. Mortgage-Backed Medium-Term Euro Bonds, 4.88%, 03/31/14	EUR	200,000	275,715

BBVA Senior Finance SAU-REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 4.00%, 03/22/13(b)	EUR	200,000	276,304

BBVA Subordinated Capital SAU, Unsec. Gtd. Sub. Medium-Term Euro Notes, 5.75%, 03/11/18	GBP	150,000	208,719

CaixaBank, Sec. Mortgage-Backed Euro Bonds, 3.13%, 09/16/13	EUR	200,000	271,740

Santader International Debt S.A. Unipersonal, Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.75%, 02/28/13	EUR	200,000	276,066

Spain Government, Sr. Unsec. Euro Bonds, 4.85%, 10/31/20	EUR	1,100,000	1,463,151

Telefonica Emisiones SAU, Sr. Unsec. Gtd. Medium-Term Euro Notes, 5.50%, 04/01/16	EUR	100,000	144,800

REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 4.75%, 02/07/17(b)	EUR	200,000	278,253

			3,194,748

Supranational–9.26%
Asian Development Bank, Series 339-00-1, Sr. Unsec. Medium-Term Global Notes, 2.35%, 06/21/27	JPY	130,000,000	1,836,344

European Investment Bank, Sr. Unsec. Global Bonds, 1.40%, 06/20/17	JPY	120,000,000	1,607,113

Sr. Unsec. Medium-Term Euro Bonds, 4.50%, 08/12/17	SEK	4,000,000	666,999

Sr. Unsec. Medium-Term Notes, 6.00%, 08/06/20	AUD	1,400,000	1,498,038

Sr. Unsec. Euro Notes, 2.38%, 07/10/20	CHF	700,000	864,361

			6,472,855

United Kingdom–11.89%
Bat International Finance PLC, Sr. Unsec. Gtd. Medium-Term Euro Notes, 5.88%, 03/12/15	EUR	450,000	693,098

Carnival PLC, Unsec. Gtd. Euro Notes, 7.13%, 06/25/12	GBP	500,000	828,271

Co-Operative Group Ltd., Sr. Unsec. Gtd. Euro Notes, 5.63%, 07/08/20	GBP	300,000	485,565

FCE Bank PLC, Sr. Unsec. Medium-Term Euro Notes, 5.13%, 11/16/15	GBP	50,000	80,194

Imperial Tobacco Finance PLC, Series 19, Tranche 1, Sr. Unsec. Gtd. Medium-Term Euro Notes, 4.38%, 11/22/13	EUR	500,000	717,031

Infinis PLC, REGS, Sr. Sec. Euro Notes, 9.13%, 12/15/14(b)	GBP	100,000	162,800

International Power Finance 2010 PLC, REGS, Sr. Unsec. Gtd. Euro Notes, 7.25%, 05/11/17(b)	EUR	150,000	229,819

ISS Financing PLC, REGS, Sec. Euro Bonds, 11.00%, 06/15/14(b)	EUR	200,000	291,269

Lloyds TSB Bank PLC, REGS, Sr. Unsec. Medium-Term Euro Notes, 4.50%, 09/15/14(b)	EUR	400,000	552,508

Permanent Master Issuer PLC, Series 2009-1, Class A3, Floating Rate Pass Through Ctfs., 3.27%, 07/15/42(c) (Cost $739,913)	EUR	500,000	695,124

Royal Bank of Scotland PLC (The), Unsec. Sub. Medium-Term Euro Notes, 6.93%, 04/09/18	EUR	375,000	445,866

United Kingdom Treasury, Bonds, 3.75%, 09/07/21	GBP	600,000	1,072,243

4.25%, 12/07/40	GBP	260,000	483,495

4.75%, 12/07/38	GBP	780,000	1,566,862

			8,304,145

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco International Total Return Fund

	Principal
	Amount		Value

United States–6.04%
Bank of America Corp., Sr. Unsec. Medium-Term Euro Notes, 7.00%, 06/15/16	EUR	400,000	$578,055

General Electric Capital Corp., Sr. Unsec. Medium-Term Euro Notes, 1.00%, 03/21/12	JPY	230,000,000	2,942,544

Morgan Stanley, Sr. Unsec. Medium-Term Euro Notes, 5.38%, 08/10/20	EUR	300,000	391,165

Nalco Co.-REGS, Sr. Unsec. Gtd. Euro Notes, 6.88%, 01/15/19(b)	EUR	200,000	307,170

			4,218,934

Total Non U.S. Dollar Denominated Bonds & Notes (Cost $65,281,485)			66,819,021

Money Market Funds–1.70%
Liquid Assets Portfolio–Institutional Class(e)		594,997	594,997

Premier Portfolio–Institutional Class(e)		594,997	594,997

Total Money Market Funds (Cost $1,189,994)			1,189,994

TOTAL INVESTMENTS–97.30% (Cost $66,471,479)			68,009,015

OTHER ASSETS LESS LIABILITIES–2.70%			1,887,586

NET ASSETS–100.00%			$69,896,601

Investment Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
Ctfs.	– Certificates
EUR	– Euro
GBP	– British Pound Sterling
Gtd.	– Guaranteed
JPY	– Japanese Yen
Jr.	– Junior
KRW	– South Korean Won
MXN	– Mexican Peso
PLN	– Poland Zloty
REGS	– Regulation S
Sec.	– Secured
SEK	– Swedish Krona
SGD	– Singapore Dollar
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2011 was $4,004,043, which represented 5.73% of the Trust’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2011.
(d)	Perpetual bond with no specified maturity date.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco International Total Return Fund

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $65,281,485)	$66,819,021

Investments in affiliated money market funds, at value and cost	1,189,994

Total investments, at value (Cost $66,471,479)	68,009,015

Foreign currencies, at value (Cost $873,768)	769,748

Receivable for:
Deposits with brokers for open futures contracts	110,787

Investments sold	701,340

Variation margin	2,032

Fund shares sold	256,196

Dividends and interest	851,825

Investment for trustee deferred compensation and retirement plans	10,355

Other assets	110,796

Total assets	70,822,094

Liabilities:
Payable for:
Investments purchased	696,186

Fund shares reacquired	103,578

Foreign currency contracts outstanding	2,392

Accrued fees to affiliates	39,014

Accrued other operating expenses	69,596

Trustee deferred compensation and retirement plans	14,727

Total liabilities	925,493

Net assets applicable to shares outstanding	$69,896,601

Net assets consist of:
Shares of beneficial interest	$65,433,857

Undistributed net investment income	2,201,494

Undistributed net realized gain	728,007

Unrealized appreciation	1,533,243

$69,896,601

Net assets:
Class A	$47,161,842

Class B	$5,933,986

Class C	$10,782,413

Class Y	$1,322,337

Institutional Class	$4,696,023

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	4,054,423

Class B	511,222

Class C	928,667

Class Y	113,700

Institutional Class	403,629

Class A:
Net asset value per share	$11.63

Maximum offering price per share
(Net asset value of $11.63 divided by 95.25%)	$12.21

Class B:
Net asset value and offering price per share	$11.61

Class C:
Net asset value and offering price per share	$11.61

Class Y:
Net asset value and offering price per share	$11.63

Institutional Class:
Net asset value and offering price per share	$11.63

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco International Total Return Fund

Statement of Operations

For the year ended October 31, 2011

Investment income:
Interest (net of foreign withholding taxes of $4,223)	$1,544,925

Dividends from affiliated money market funds	1,000

Total investment income	1,545,925

Expenses:
Advisory fees	366,546

Administrative services fees	50,000

Custodian fees	20,656

Distribution fees:

Class A	91,997

Class B	59,477

Class C	85,329

Transfer agent fees — A, B, C and Y	135,600

Transfer agent fees — Institutional	552

Trustees’ and officers’ fees and benefits	18,190

Registration and filing fees	62,134

Other	85,772

Total expenses	976,253

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	Notes (261,846)

Net expenses	714,407

Net investment income	831,518

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,651,366

Foreign currencies	(3,249)

Foreign currency contracts	169,761

Futures contracts	29,654

2,847,532

Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,604,424)

Foreign currencies	(113,893)

Foreign currency contracts	24,049

Futures contracts	13,512

(2,680,756)

Net realized and unrealized gain	166,776

Net increase in net assets resulting from operations	$998,294

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco International Total Return Fund

Statement of Changes in Net Assets

For the years ended October 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$831,518	$1,127,850

Net realized gain	2,847,532	3,391,064

Change in net unrealized appreciation (depreciation)	(2,680,756)	(1,719,933)

Net increase in net assets resulting from operations	998,294	2,798,981

Distributions to shareholders from net investment income:
Class A	(1,688,264)	(445,093)

Class B	(259,361)	(49,253)

Class C	(361,736)	(74,227)

Class Y	(28,171)	(5,582)

Institutional Class	(227,338)	(402,271)

Total distributions from net investment income	(2,564,870)	(976,426)

Distributions to shareholders from net realized gains:
Class A	(976,342)	—

Class B	(190,113)	—

Class C	(263,923)	—

Class Y	(15,498)	—

Institutional Class	(130,713)	—

Total distributions from net realized gains	(1,576,589)	—

Share transactions–net:
Class A	16,239,636	(753,363)

Class B	(315,311)	(2,649,173)

Class C	2,152,498	(4,941,936)

Class Y	642,425	407,750

Institutional Class	433,994	(22,665,389)

Net increase (decrease) in net assets resulting from share transactions	19,153,242	(30,602,111)

Net increase (decrease) in net assets	16,010,077	(28,779,556)

Net assets:
Beginning of year	53,886,524	82,666,080

End of year (includes undistributed net investment income of $2,201,494 and $1,872,054, respectively)	$69,896,601	$53,886,524

Notes to Financial Statements

October 31, 2011

NOTE 1—Significant Accounting Policies

Invesco International Total Return Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or

14        Invesco International Total Return Fund

additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

15        Invesco International Total Return Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund will eliminate the 2% redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or

16        Invesco International Total Return Fund

delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.65%

Next $250 million	0.59%

Next $500 million	0.565%

Next $1.5 billion	0.54%

Next $2.5 billion	0.515%

Next $5 billion	0.49%

Over $10 billion	0.465%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 1.10%, 1.85%, 1.85%, 0.85% and 0.85% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2011, the Adviser waived advisory fees $125,465 and reimbursed class level expenses of $95,908, $15,502, $22,239, $1,579 and $552 of Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $229.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations

17        Invesco International Total Return Fund

approved by the Trust’s Board of Trustees. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2011, IDI advised the Fund that IDI retained $15,119 in front-end sales commissions from the sale of Class A shares and $78, $11,596 and $861 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended October 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Corporate Debt Securities	$—	$38,484,831	$—	$38,484,831

Foreign Government Debt Securities	—	23,778,680	—	23,778,680

Money Market Funds	1,189,994	—	—	1,189,994

Asset-Backed Securities	—	4,555,510	—	4,555,510

	$1,189,994	$66,819,021	$—	$68,009,015

Foreign Currency Contracts*	—	(2,392)	—	(2,392)

Futures*	(7,769)	—	—	(7,769)

Total Investments	$1,182,225	$66,816,629	$—	$67,998,854

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

18        Invesco International Total Return Fund

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of October 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk
Foreign Currency Contracts(a)	$31,159	$(33,551)

Interest rate risk
Futures contracts(b)	$19,161	$(26,930)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended October 31, 2011

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain on
	Statement of Operations
		Foreign Currency
	Futures*	Contracts*

Realized Gain
Currency risk	$—	$169,761

Interest rate risk	29,654	—

Change in Unrealized Appreciation
Currency risk	—	24,049

Interest rate risk	13,512	—

Total	$43,166	$193,810

*	The average notional value of futures and foreign currency contracts during the period was $16,319,320 and $12,224,044, respectively.

Open Foreign Currency Contracts
Settlement		Contract to				Notional	Unrealized
Date	Counterparty	Deliver		Receive		Value	Appreciation

11/25/11	Citibank N.A.	EUR	800,000	USD	1,110,437	$1,106,682	$3,755

11/25/11	Citibank N.A.	HUF	155,000,000	USD	717,710	700,440	17,270

11/25/11	State Street	SEK	4,300,000	USD	669,002	658,868	10,134

							$31,159

Settlement		Contract to				Notional	Unrealized
Date	Counterparty	Deliver		Receive		Value	Depreciation

11/25/11	Citibank N.A.	AUD	700,000	USD	729,585	$735,029	$(5,444)

11/25/11	Citibank N.A.	USD	672,678	SEK	4,300,000	658,868	(13,810)

11/25/11	State Street	GBP	350,000	USD	548,328	562,625	(14,297)

							$(33,551)

Total open foreign currency contracts							$(2,392)

Currency Abbreviations:

AUD	– Australian Dollar
EUR	– Euro
GBP	– British Pound Sterling
HUF	– Hungary Forint
SEK	– Swedish Krona
USD	– U.S. Dollar

19        Invesco International Total Return Fund

Open Futures Contracts
				Unrealized
	Number of	Expiration	Notional	Appreciation
Long Contracts	Contracts	Month	Value	(Depreciation)

Euro-Schatz	11	December-2011	$1,669,634	$(3,841)

Euro-Bonds	8	December-2011	1,499,599	19,161

Japan 10 Year Bonds	32	December-2011	5,820,414	(19,922)

Subtotal			$8,989,647	$(4,602)

Short Contracts

Canada 10 Year Bonds	3	December-2011	$(394,838)	$(3,167)

Total			$8,594,809	$(7,769)

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $372.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2011, the Fund paid legal fees of $1,556 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2011 and 2010:

	2011	2010

Ordinary income	$3,340,844	$976,426

Long-term capital gain	800,615	—

Total distributions	$4,141,459	$976,426

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$2,518,109

Undistributed long-term gain	423,243

Net unrealized appreciation — investments	1,537,536

Net unrealized appreciation (depreciation) — other investments	(2,728)

Temporary book/tax differences	(13,416)

Shares of beneficial interest	65,433,857

Total net assets	$69,896,601

20        Invesco International Total Return Fund

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  The Fund does not have a capital loss carryforward at period-end.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2011 was $137,041,493 and $120,086,155, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$2,580,294

Aggregate unrealized (depreciation) of investment securities	(1,042,758)

Net unrealized appreciation of investment securities	$1,537,536

Cost of investments for tax purposes is $66,471,479.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2011, undistributed net investment income was increased by $2,062,792 and undistributed net realized gain was decreased by $2,062,792. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2011(a)		October 31, 2010
	Shares	Amount	Shares	Amount

Sold:
Class A	2,864,497	$33,446,444	968,265	$11,235,497

Class B	165,764	1,902,975	149,204	1,730,252

Class C	455,959	5,297,263	305,957	3,553,943

Class Y	85,574	1,000,978	43,274	499,415

Institutional Class	66,768	763,768	418,681	4,611,980

Issued as reinvestment of dividends:
Class A	220,292	2,427,647	35,837	407,919

Class B	38,744	424,252	3,962	45,140

Class C	54,237	594,615	6,133	70,080

Class Y	3,821	42,130	474	5,398

Institutional Class	32,470	357,603	35,408	402,271

Automatic conversion of Class B shares to Class A shares:
Class A	82,279	923,242	100,374	1,149,957

Class B	(82,447)	(923,242)	(100,573)	(1,149,957)

Reacquired:(b)
Class A	(1,808,916)	(20,557,697)	(1,187,191)	(13,546,736)

Class B	(151,421)	(1,719,296)	(286,521)	(3,274,608)

Class C	(333,120)	(3,739,380)	(751,835)	(8,565,959)

Class Y	(35,124)	(400,683)	(8,637)	(97,063)

Institutional Class	(60,306)	(687,377)	(2,401,164)	(27,679,640)

Net increase (decrease) in share activity	1,599,071	$19,153,242	(2,668,352)	$(30,602,111)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 7% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.

(b)	Net of redemption fees of $82,105 and $4,101 for the years ended October 31, 2011 and 2010, respectively.

21        Invesco International Total Return Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/11	$12.22	$0.19	$0.16	$0.35	$(0.58)	$(0.36)	$(0.94)	$11.63	3.37%	$47,162	1.10	%(e)	1.58	%(e)	1.64	%(e)	226%
Year ended 10/31/10	11.68	0.19	0.51	0.70	(0.16)	—	(0.16)	12.22	6.12	32,947	1.10		1.55		1.69		203
Year ended 10/31/09	9.96	0.22	1.65	1.87	(0.14)	(0.01)	(0.15)	11.68	18.93	32,460	1.10		1.51		2.10		233
Year ended 10/31/08	11.18	0.24	(0.90)	(0.66)	(0.41)	(0.15)	(0.56)	9.96	(6.22)	39,418	1.11		1.42		2.16		224
Year ended 10/31/07	10.44	0.25	0.69	0.94	(0.20)	—	(0.20)	11.18	9.17	6,247	1.12		2.06		2.39		509

Class B
Year ended 10/31/11	12.19	0.10	0.17	0.27	(0.49)	(0.36)	(0.85)	11.61	2.66	5,934	1.85	(e)	2.33	(e)	0.89	(e)	226
Year ended 10/31/10	11.65	0.11	0.51	0.62	(0.08)	—	(0.08)	12.19	5.34	6,591	1.85		2.30		0.94		203
Year ended 10/31/09	9.94	0.14	1.64	1.78	(0.06)	(0.01)	(0.07)	11.65	18.00	9,026	1.85		2.26		1.35		233
Year ended 10/31/08	11.16	0.16	(0.90)	(0.74)	(0.40)	(0.08)	(0.48)	9.94	(6.95)	11,432	1.86		2.17		1.41		224
Year ended 10/31/07	10.42	0.17	0.70	0.87	(0.13)	—	(0.13)	11.16	8.44	2,395	1.87		2.81		1.64		509

Class C
Year ended 10/31/11	12.19	0.10	0.17	0.27	(0.49)	(0.36)	(0.85)	11.61	2.65	10,782	1.85	(e)	2.33	(e)	0.89	(e)	226
Year ended 10/31/10	11.66	0.11	0.50	0.61	(0.08)	—	(0.08)	12.19	5.24	9,165	1.85		2.30		0.94		203
Year ended 10/31/09	9.94	0.14	1.65	1.79	(0.06)	(0.01)	(0.07)	11.66	18.10	13,887	1.85		2.26		1.35		233
Year ended 10/31/08	11.16	0.16	(0.90)	(0.74)	(0.40)	(0.08)	(0.48)	9.94	(6.95)	16,262	1.86		2.17		1.41		224
Year ended 10/31/07	10.43	0.17	0.69	0.86	(0.13)	—	(0.13)	11.16	8.34	1,999	1.87		2.81		1.64		509

Class Y
Year ended 10/31/11	12.22	0.22	0.16	0.38	(0.61)	(0.36)	(0.97)	11.63	3.63	1,322	0.85	(e)	1.33	(e)	1.89	(e)	226
Year ended 10/31/10	11.68	0.22	0.51	0.73	(0.19)	—	(0.19)	12.22	6.39	726	0.85		1.30		1.94		203
Year ended 10/31/09	9.96	0.26	1.64	1.90	(0.17)	(0.01)	(0.18)	11.68	19.22	284	0.85		1.26		2.35		233
Year ended 10/31/08(f)	10.54	0.02	(0.60)	(0.58)	—	—	—	9.96	(5.50)	24	0.86	(g)	1.20	(g)	2.41	(g)	224

Institutional Class
Year ended 10/31/11	12.22	0.22	0.16	0.38	(0.61)	(0.36)	(0.97)	11.63	3.63	4,696	0.85	(e)	1.08	(e)	1.89	(e)	226
Year ended 10/31/10	11.68	0.22	0.51	0.73	(0.19)	—	(0.19)	12.22	6.39	4,457	0.85		1.03		1.94		203
Year ended 10/31/09	9.96	0.25	1.65	1.90	(0.17)	(0.01)	(0.18)	11.68	19.22	27,008	0.85		1.01		2.35		233
Year ended 10/31/08	11.18	0.27	(0.90)	(0.63)	(0.42)	(0.17)	(0.59)	9.96	(5.99)	28,117	0.85		0.94		2.42		224
Year ended 10/31/07	10.44	0.28	0.69	0.97	(0.23)	—	(0.23)	11.18	9.42	35,952	0.86		1.55		2.64		509

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $36,799, $5,948, $8,533, $606 and $4,506 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

22        Invesco International Total Return Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco International Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco International Total Return Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
December 27, 2011

23        Invesco International Total Return Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/11)	(10/31/11)[1]	Period[2]	(10/31/11)	Period[2]	Ratio
Class A	$1,000.00	$1,003.00	$5.55	$1,019.66	$5.60	1.10%

Class B	1,000.00	1,000.10	9.33	1,015.88	9.40	1.85

Class C	1,000.00	1,000.10	9.33	1,015.88	9.40	1.85

Class Y	1,000.00	1,005.20	4.30	1,020.92	4.33	0.85

Institutional	1,000.00	1,004.30	4.28	1,020.92	4.33	0.85

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2011 through October 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24        Invesco International Total Return Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco International Total Return Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and

25        Invesco International Total Return Fund

satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.
  The Board noted that the Fund recently began operations and that only four calendar years of comparative performance data was available. The Board compared the Fund’s performance during the past one and three year periods to the performance of funds in the Lipper performance universe and against the Lipper International Income Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of the performance universe for the one and three year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods. Invesco Advisers advised the Board that performance was impacted by lower exposure to credit and high yield and emerging markets as well as being longer duration in certain segments of the market. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also considered the effect this fee waiver would have on the Fund’s total estimated expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26        Invesco International Total Return Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2011:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$800,615
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fund’s fiscal year.

27        Invesco International Total Return Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			141	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			141	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	141	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco International Total Return Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	141	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			141	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	141	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	Director of Long Cove Club Owners’ Association (home owner’s association)

T-2        Invesco International Total Return Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange--Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

T-3        Invesco International Total Return Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco International Total Return Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
      Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
      Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

ITR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2011

Invesco Pacific Growth Fund
Nasdaq:
A: TGRAX ▪ B: TGRBX ▪ C: TGRCX ▪ R: TGRRX ▪ Y: TGRDX ▪ Institutional: TGRSX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012 – just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed in the year just ended – how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 – and are likely to see again in 2012.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Pacific Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Pacific Growth Fund

Management’s Discussion of Fund Performance

Performance summary
Global equity markets faced headwinds in 2010 and 2011. China’s growth continued to slow as the U.S. battled high unemployment and runaway deficits. Several European countries faced similar deficits, which brought to light the imperfect structure of the euro. The reporting period ended with a market upswing, however, as European leaders took steps to address the Greek sovereign debt issue, expand the bailout fund and stabilize the banking system.
     The volatility and weakness experienced by global equity markets over the fiscal year ended October 31, 2011, was reflected in the performance of Invesco Pacific Growth Fund, which underperformed its style-specific benchmark, the Custom Pacific Growth Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/10 to 10/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-9.00%

Class B Shares	-9.63

Class C Shares	-9.57

Class R Shares	-9.20

Class Y Shares	-8.77

Institutional Class Shares†	-8.83

MSCI All Country Asia Pacific Index▼(Former Broad Market Index)‡	-3.41

MSCI EAFE Index▼(Broad Market Index)‡	-4.08

MSCI All Country Asia Pacific Ex-Japan Index▼(Former Style-Specific Index)‡	-4.12

MSCI Japan Index▼ (Former Style-Specific Index)‡	-2.33

Custom Pacific Growth Index■ (Style-Specific Index)‡	-2.46

Lipper Pacific Region Funds Index▼(Peer Group Index)	-6.84

Source(s): ▼Lipper Inc.; ■Invesco, Lipper Inc.

†	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

‡	During the reporting period, the Fund has elected to use the MSCI EAFE Index as its broad market index rather than the MSCI All Country Asia Pacific Index because the MSCI EAFE Index is better aligned with its investment processes and restrictions. In addition, the Fund has elected to use the Custom Pacific Growth Index as its style-specific index rather than the MSCI All Country Asia Pacific Ex-Japan Index and the MSCI Japan Index because the Custom Pacific Growth Index is better aligned with its investment processes and restrictions.

How we invest
Asia (excluding Japan): Our investment process combines a disciplined bottom-up and top-down multifactor analysis. Regional portfolios reflect the holdings of the regional model portfolio, which is constructed using country model portfolios as building blocks. Country specialists are responsible for creating country model portfolios based on proprietary research and analysis. The country weightings within the regional model portfolio reflect both bottom-up opportunities and top-down country preferences as determined during country allocation meetings.
     Japan: Our investment process consists of bottom-up stock selection and portfolio construction. Starting with the stocks listed on the Tokyo Stock Exchange First Section, we use liquidity and then a valuation screening to focus on the least expensive quartile group based on price-to-earnings, price-to-book or price-to-cash flow. We then use a fundamentals screening process to narrow the results down to a small group of names. Next, we conduct in-depth research, including company visits and management interviews, to define the potential value and growth opportunity from a long-term perspective.
     When choosing a stock and deciding its weighting, our confidence level, relative valuation and liquidity are key considerations. In portfolio construction, we also emphasize portfolio balance, creating diversification among different types of undervalued securities based on our own value definition.
     We consider selling a Fund holding if:
■	We believe the stock is trading significantly above its fair value.

■	We believe a stock has negative earnings momentum or has had sequential earnings downgrades, unless its valuation is already very low or distressed.

■	We see a permanent, fundamental deterioration in a company’s business prospects.

■	We identify a more attractive opportunity elsewhere.

Market conditions and your Fund
Asia Pacific (excluding Japan) markets were extremely volatile during the reporting period in tandem with the global markets. Despite relatively sound fundamentals, regional markets sold off as escalating U.S. recession risks and renewed concerns over the eurozone sovereign debt outlook prompted investors to exit riskier emerging markets and cyclical equities and commodities.
     Regional economic indicators, while still relatively robust, showed signs of a slowdown with the downturn in developed markets growth. Amid global economic uncertainties, we saw a

Portfolio Composition
By sector

Consumer Discretionary	18.4%

Information Technology	17.4

Industrials	14.4

Financials	12.9

Materials	11.0

Consumer Staples	6.7

Energy	4.5

Telecommunication Services	4.3

Health Care	3.8

Utilities	1.3

Other Assets Less Liabilities	5.3

Top 10 Equity Holdings

1.	Canon, Inc.	1.5%

2.	Sands China Ltd.	1.5

3.	BHP Billiton Ltd.	1.5

4.	Samsung Electronics Co., Ltd.	1.4

5.	Mitsubishi Corp.	1.3

6.	Tencent Holdings Ltd.	1.3

7.	Keppel Corp. Ltd.	1.3

8.	China Shenhua Energy Co. Ltd.-Class H	1.2

9.	Nissan Motor Co., Ltd.	1.2

10.	Astra International Tbk PT	1.2

Top Five Countries

1.	Japan	38.1%

2.	Australia	13.3

3.	China	10.1

4.	Taiwan	8.0

5.	South Korea	7.0

Total Net Assets	$101.9 million

Total Number of Holdings	157

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4 Invesco Pacific Growth Fund

sequential contraction in growth in the gross domestic product readings of most Asian economies, while export orders and volumes declined significantly over the third quarter of 2011. Robust domestic demand helped offset weakness in the external sector during the period, but there were signs that domestic demand had plateaued.
     The flip side to weakening growth was a reduction in the inflation risks that overshadowed investor sentiment in the first half of 2011. With the exception of India and Japan, inflation in Asia Pacific showed signs of deceleration, as energy prices leveled off and food price increases began to ease. However, the struggle by regional central banks to get ahead of the inflation curve and bring rapid credit expansion, while keeping asset prices under control, suggested that the scope for policy easing would be more limited.
     In Japan, the effects of the March earthquake and tsunami have largely passed, and production levels returned to normal. However, Japan faced the effects of a new natural disaster with flooding in Thailand because Japanese manufacturers use Thailand as a production hub. The yen’s continued strength and weak export numbers to the U.S. and Europe produced a steady stream of earnings growth downgrade revisions as well.
     In this environment, the Fund underperformed its style-specific benchmark, the Custom Pacific Growth Index, during the reporting period. Driven primarily by stock selection, the Fund underperformed the index by the widest margins in the industrials, information technology (IT), telecommunication services and financials sectors. An underweight position in telecommunication services, the best-performing sector for the period, also detracted from performance.
     At about 40%, the Fund’s largest country exposure was to Japan, while the benchmark weight was approximately 50%. Our underweight position and stock selection in Japan made it the largest country-level detractor from relative results. The Fund’s Japanese holdings were predominantly weak in the utilities, financials and IT sectors. Among individual holdings, Ricoh, a major copier manufacturer, lagged the market in a tough earnings environment arising from a stronger yen, and Nintendo performed poorly due to its lackluster launch of new handheld game console 3DS.
     Fund holdings in China and Taiwan also detracted from relative performance. In China, the financials sector was the largest detractor during the fiscal year as fears of a global economic slowdown and European sovereign debt uncertainties weighed on our holdings in the sector. Financial companies China Construction Bank and Bank of China were among the largest individual detractors from Fund performance.
     Some of the Fund’s underperformance relative to the Custom Pacific Growth Index was offset by outperformance in the energy sector. An underweight exposure to the utilities sector also benefited results. From a country perspective, the Fund outperformed the index by the widest margins in Indonesia and India.
     Top stock-level contributors for the fiscal year included Samsung Electronics, S-Oil and Astra International. We sold our position in S-Oil before the end of the reporting period.
     Amid the market environment during the fiscal year, our strategy was focused on companies that we believe are higher quality and have longevity. Stock selection continued to be the key. We took advantage of the market downturn and accumulated more positions in companies with strong balance sheets and cheap valuations.
     Given that the Asia Pacific region – particularly emerging markets within this region – experienced extreme volatility during the fiscal year, we would like to caution investors against making investment decisions based on the short term. As always, we recommend that you consult a financial adviser to discuss your individual financial program. We remain committed to our investment discipline and maintain our positive stance on the Asian economy and stock market over the long term. Thank you for your participation in Invesco Pacific Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Paul Chan
Chartered Financial Analyst, portfolio manager, is manager of Invesco Pacific Growth Fund. He joined Invesco in 2001. Mr. Chan earned a B.S. in economics from the University of Manitoba.
Daiji Ozawa
Chartered Financial Analyst, portfolio manager, is manager of Invesco Pacific Growth Fund. He joined Invesco in 2010. Mr. Ozawa earned a B.A. in political science from Waseda University.
Kunihiko Sugio
Portfolio manager, is manager of Invesco Pacific Growth Fund. He joined Invesco in 2010. Mr. Sugio earned a B.A. in economics from Wakayama University.

5 Invesco Pacific Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class
Fund and index data from 10/31/01

Past performance cannot guarantee comparable future results.
     During the reporting period, the Fund has elected to use the MSCI EAFE Index as its broad market index rather than the MSCI All Country Asia Pacific Index because the MSCI EAFE Index is better aligned with its investment processes and restrictions. In addition, the Fund has elected to use the Custom Pacific Growth Index as its style-specific index rather than the MSCI All Country Asia Pacific Ex-Japan Index and the MSCI Japan Index because the Custom Pacific Growth Index is better aligned with its investment processes and restrictions.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000 and so on.

continued from page 8

■	Small- and mid-capitalization risk.
Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report
■	The MSCI All Country Asia Pacific Index is an unmanaged index considered representative of Pacific region stock markets.

■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

■	The MSCI All Country Asia Pacific Ex-Japan Index is an unmanaged index considered representative of Pacific region stock markets, excluding Japan.

■	The MSCI Japan Index is an unmanaged index considered representative of stocks in Japan.
■	The Custom Pacific Growth Index was created by Invesco to serve as a benchmark for Invesco Pacific Growth Fund and is composed of the following indexes: MSCI Japan (50%) and MSCI All Country Asia Pacific Ex-Japan (50%).

■	The Lipper Pacific Region Funds Index is an unmanaged index considered representative of Pacific region funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
continued on page 7

6 Invesco Pacific Growth Fund

Average Annual Total Returns
As of 10/31/11, including maximum applicable
sales charges

Class A Shares

Inception (7/28/97)		0.37%

10	Years	8.10

5	Years	-0.12

1	Year	-13.99

Class B Shares

Inception (11/30/90)		4.31%

10	Years	8.02

5	Years	-0.13

1	Year	-14.14

Class C Shares

Inception (7/28/97)		0.04%

10	Years	7.92

5	Years	0.29

1	Year	-10.48

Class R Shares

Inception (3/31/08)		-4.05%

1	Year	-9.20

Class Y Shares

Inception (7/28/97)		1.01%

10	Years	8.97

5	Years	1.28

1	Year	-8.77

Institutional Class Shares

10	Years	8.73%

5	Years	1.05

1	Year	-8.83
Effective June 1, 2010, Class A, Class B, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Pacific Growth Fund Inc., advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class R,Class A and Class Y shares, respectively, of Invesco Pacific Growth Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Pacific Growth Fund. Share class returns will differ from the predecessor fund

Average Annual Total Returns
As of 9/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (7/28/97)		-0.11%

10	Years	7.83

5	Years	-0.93

1	Year	-17.91

Class B Shares

Inception (11/30/90)		3.99%

10	Years	7.77

5	Years	-0.95

1	Year	-18.05

Class C Shares

Inception (7/28/97)		-0.44%

10	Years	7.65

5	Years	-0.53

1	Year	-14.59

Class R Shares

Inception (3/31/08)		-6.00%

1	Year	-13.33

Class Y Shares

Inception (7/28/97)		0.53%

10	Years	8.71

5	Years	0.46

1	Year	-12.92

Institutional Class Shares

10	Years	8.46%

5	Years	0.23

1	Year	-12.99
because of different expenses.
     Institutional Class shares incepted on May 23, 2011. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.74%, 2.49%, 2.49%, 1.99%, 1.49% and 1.32%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% is imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus. Effective January 1, 2012, after the close of the reporting period, the Fund will eliminate the redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.

continued from page 6

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7 Invesco Pacific Growth Fund

Invesco Pacific Growth Fund’s investment objective is to maximize the capital appreciation of its investments.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund may engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Equity securities risk. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks. A portion of the Fund’s convertible investments may be rated below investment grade.

■	Growth investing risk. Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

■	Foreign and emerging market securities risk. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Fund’s currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Fund’s objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund’s securities are not denominated.

■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

■	Fixed-income securities risk. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed- income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

■	Investment companies risk. Any Fund investment in an investment company is subject to the underlying risk of that investment company’s portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition to the Fund’s fees and expenses, the Fund would bear its share of the investment company’s fees and expenses.

■	Convertible securities risk. The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stock. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of these securities may include junk bonds, which have speculative characteristics.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	TGRAX
Class B Shares	TGRBX
Class C Shares	TGRCX
Class R Shares	TGRRX
Class Y Shares	TGRDX
Institutional Class Shares	TGRSX

8 Invesco Pacific Growth Fund

Schedule of Investments

October 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–94.70%
Australia–13.30%
Australia & New Zealand Banking Group Ltd.	33,542	$755,967

Beach Energy Ltd.	271,196	331,481

Bendigo and Adelaide Bank Ltd.	40,733	401,663

BHP Billiton Ltd.	38,726	1,515,078

Caltex Australia Ltd.	12,801	177,267

Challenger Ltd.	69,169	325,672

Coca-Cola Amatil Ltd.	36,087	465,770

Commonwealth Bank of Australia	22,808	1,170,515

Crown Ltd.	47,527	396,546

Iluka Resources Ltd.	27,958	464,461

Incitec Pivot Ltd.	89,712	319,972

National Australia Bank Ltd.	40,765	1,087,394

Newcrest Mining Ltd.	4,640	163,345

NRW Holdings Ltd.	58,706	148,914

Orica Ltd.	12,486	334,983

QBE Insurance Group Ltd.	19,038	292,007

QR National Ltd.	116,712	400,164

Ramsay Health Care Ltd.	19,060	373,312

Rio Tinto Ltd.	10,789	773,108

Roc Oil Co. Ltd.(a)	240,030	74,555

Santos Ltd.	29,795	395,812

Sigma Pharmaceuticals Ltd.	192,646	139,625

TABCORP Holdings Ltd.	48,421	148,909

Telstra Corp. Ltd.	179,787	584,357

Wesfarmers Ltd.	8,654	290,918

Westpac Banking Corp.	42,749	994,321

Woodside Petroleum Ltd.	3,588	134,943

Woolworths Ltd.	23,626	587,159

WorleyParsons Ltd.	10,453	302,277

		13,550,495

China–10.11%
Bank of China Ltd.–Class H	2,692,390	949,638

China Coal Energy Co. Ltd.–Class H	290,000	355,116

China Construction Bank Corp.–Class H	1,355,840	985,536

China National Materials Co. Ltd.–Class H	828,000	407,360

China Petroleum and Chemical Corp.–Class H	376,000	356,469

China Shenhua Energy Co. Ltd.–Class H	267,500	1,224,626

Chongqing Rural Commercial Bank Co., Ltd.–Class H(a)	1,109,000	480,108

CNOOC Ltd.	499,000	943,149

GOME Electrical Appliances Holdings Ltd.	2,234,160	670,937

Jiangxi Copper Co. Ltd.–Class H	222,000	521,329

Kingboard Chemical Holdings Ltd.	152,000	515,692

Lianhua Supermarket Holdings Ltd.–Class H	392,000	630,259

Nine Dragons Paper Holdings Ltd.	570,000	379,778

Tencent Holdings Ltd.	57,100	1,307,875

Weichai Power Co. Ltd.–Class H	113,000	568,869

		10,296,741

Hong Kong–5.31%
China Mobile Ltd.	126,500	1,205,501

Citic Pacific Ltd.	279,000	495,661

Investment Co. of China(a)(b)	100,000	0

Lifestyle International Holdings Ltd.	386,000	1,032,970

Power Assets Holdings Ltd.	150,500	1,148,076

Sands China Ltd.(a)	519,600	1,528,806

		5,411,014

India–3.87%
Bank of Baroda	48,865	769,468

Bharti Airtel Ltd.	44,410	355,621

Dr. Reddys Laboratories Ltd.	25,728	872,436

ITC Ltd.	227,718	990,774

Tata Consultancy Services Ltd.	42,264	957,900

		3,946,199

Indonesia–2.67%
Astra International Tbk PT	158,000	1,209,368

Bank Mandiri Tbk PT	1,401,162	1,107,166

Gudang Garam Tbk PT	33,000	215,751

Telekomunikasi Indonesia Tbk PT	227,000	188,446

		2,720,731

Japan–38.07%
Amada Co. Ltd.	92,000	606,229

Astellas Pharma Inc.	25,900	945,018

Canon, Inc.	33,900	1,548,083

Casio Computer Co. Ltd.	43,000	263,665

Dai Nippon Printing Co. Ltd.	36,000	376,932

Daicel Chemical Industries Ltd.	110,000	624,384

Daifuku Co. Ltd.	63,000	326,869

Daiichi Sankyo Co. Ltd.	38,900	756,438

Daikin Industries Ltd.	27,300	808,774

Denki Kagaku Kogyo Kabushiki Kaisha	155,000	591,058

East Japan Railway Co.	9,900	601,173

FamilyMart Co. Ltd.	17,500	689,315

Fuji Machine Manufacturing Co. Ltd.	11,900	210,627

FUJIFILM Holdings Corp.	31,300	767,548

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Pacific Growth Fund

	Shares	Value

Japan–(continued)

Fujitsu Ltd.	177,000	$945,307

Furukawa Electric Co. Ltd.	145,000	405,614

Hitachi Capital Corp.	42,400	519,641

Hitachi High-Technologies Corp.	19,200	401,367

Hitachi Ltd.	181,000	971,468

House Foods Corp.	16,700	302,651

Kaneka Corp.	84,000	455,197

Kurita Water Industries Ltd.	18,700	515,676

Kyocera Corp.	11,800	1,039,082

Kyudenko Corp.	28,000	169,395

Lintec Corp.	23,200	489,061

Maeda Road Construction Co. Ltd.	24,000	237,206

Marubeni Corp.	136,000	787,630

Minebea Co. Ltd.	100,000	356,560

Mitsubishi Chemical Holdings Corp.	111,500	677,755

Mitsubishi Corp.	63,800	1,313,279

Mitsubishi Estate Co. Ltd.	38,000	643,663

Mitsubishi Heavy Industries Ltd.	269,000	1,099,140

Mitsui Mining & Smelting Co. Ltd.	204,000	558,718

Mitsumi Electric Co. Ltd.	14,800	118,232

Nagase & Co. Ltd.	28,000	315,052

NEC Corp.(a)	142,000	317,923

Nifco Inc.	22,100	578,662

Nintendo Co., Ltd.	4,300	650,354

Nippon Meat Packers Inc.	29,000	362,367

Nippon Sheet Glass Co. Ltd.	182,000	391,851

Nippon Steel Corp.	75,000	195,969

Nippon Telegraph & Telephone Corp.	15,600	797,517

Nissan Motor Co., Ltd.	132,100	1,217,019

Nisshinbo Holdings Inc.	40,000	363,738

Obayashi Corp.	139,000	632,828

Ono Pharmaceutical Co. Ltd.	15,000	785,185

Panasonic Corp.	77,200	786,533

Ricoh Co. Ltd.	57,000	467,584

Rohm Co. Ltd.	9,700	494,128

Ryosan Co. Ltd.	10,100	207,948

Sanki Engineering Co. Ltd.	32,000	171,881

Sanwa Holdings Corp.	112,000	334,230

Sekisui Chemical Co. Ltd.	95,000	744,805

Sekisui House Ltd.	27,000	240,412

Shin-Etsu Polymer Co. Ltd.	50,000	241,699

Sony Corp.	28,900	607,698

Sumitomo Metal Mining Co., Ltd.	42,000	578,687

Suzuki Motor Corp.	36,100	769,769

TDK Corp.	14,700	600,966

Teijin Ltd.	158,000	552,920

Toho Co. Ltd.	11,700	202,164

Toshiba Corp.	236,000	1,039,304

Toyo Ink SC Holdings Co., Ltd.	83,000	329,181

Toyoda Gosei Co. Ltd.	15,900	282,618

Toyota Motor Corp.	33,900	1,133,469

Tsubakimoto Chain Co.	85,000	438,740

Yamaha Corp.	38,400	389,697

Yamaha Motor Co. Ltd.	30,400	434,021

		38,779,674

Jersey–0.29%
Henderson Group PLC	151,603	292,903

Malaysia–0.91%
Axiata Group Berhad	233,900	370,965

IJM Corp Berhad	299,100	552,303

		923,268

Philippines–0.34%
Energy Development Corp.	1,407,300	199,316

Puregold Price Club, Inc.(a)	496,500	144,095

		343,411

Singapore–4.23%
Capitaland Ltd.	415,000	892,626

Genting Singapore PLC(a)	633,000	864,153

Keppel Corp. Ltd.	172,000	1,284,970

Singapore Telecommunications Ltd.	331,000	838,215

Wilmar International Ltd.	101,000	433,472

		4,313,436

South Korea–7.00%
CJ CheilJedang Corp.	3,852	1,059,538

Hyundai Department Store Co., Ltd.	6,219	888,229

Hyundai Mobis	3,684	1,061,041

Hyundai Motor Co.	5,850	1,184,488

LG Chem Ltd.	1,835	590,191

LG Fashion Corp.	6,868	276,335

Mando Corp.	3,933	673,794

Samsung Electronics Co., Ltd.	1,610	1,394,045

		7,127,661

Taiwan–7.98%
Cheng Shin Rubber Industry Co., Ltd.	347,400	793,490

Chipbond Technology Corp.	556,000	496,326

Hon Hai Precision Industry Co., Ltd.	298,000	820,174

Largan Precision Co. Ltd.	37,000	821,234

Mega Financial Holdings Co. Ltd.	1,519,000	1,172,995

Standard Foods Corp.	188,000	610,654

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Pacific Growth Fund

	Shares	Value

Taiwan–(continued)

Taiwan Fertilizer Co., Ltd.	311,000	$794,435

Taiwan Semiconductor Manufacturing Co. Ltd.	488,143	1,190,495

Teco Electric and Machinery Co. Ltd.	1,286,000	750,612

Wistron Corp.	584,000	676,597

		8,127,012

Thailand–0.62%
Bangchak Petroleum PCL	544,400	304,245

Land and Houses PCL-NVDR	1,760,200	322,855

		627,100

TOTAL INVESTMENTS–94.70% (Cost $102,402,026)		96,459,645

OTHER ASSETS LESS LIABILITIES–5.30%		5,403,447

NET ASSETS–100.00%		$101,863,092

Investment Abbreviations:

NVDR	– Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2011 represented less than 1% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Pacific Growth Fund

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $102,402,026)	$96,459,645

Foreign currencies, at value (Cost $9,119,758)	8,978,331

Receivable for:
Investments sold	3,202,909

Fund shares sold	86,001

Dividends	576,942

Investment for trustee deferred compensation and retirement plans	12,056

Other assets	26,504

Total assets	109,342,388

Liabilities:
Payable for:
Investments purchased	6,826,615

Fund shares reacquired	143,244

Amount due custodian	124,021

Accrued fees to affiliates	191,881

Accrued other operating expenses	119,422

Trustee deferred compensation and retirement plans	74,113

Total liabilities	7,479,296

Net assets applicable to shares outstanding	$101,863,092

Net assets consist of:
Shares of beneficial interest	$127,986,475

Undistributed net investment income	1,246,031

Undistributed net realized gain (loss)	(21,286,172)

Unrealized appreciation (depreciation)	(6,083,242)

$101,863,092

Net Assets:
Class A	$83,778,594

Class B	$4,375,522

Class C	$5,571,800

Class R	$128,655

Class Y	$7,997,864

Institutional Class	$10,657

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	4,179,244

Class B	231,347

Class C	294,131

Class R	6,447.3

Class Y	392,644

Institutional Class	522.7

Class A:
Net asset value per share	$20.05

Maximum offering price per share (Net asset value of $20.05 divided by 94.50%)	$21.22

Class B:
Net asset value and offering price per share	$18.91

Class C:
Net asset value and offering price per share	$18.94

Class R:
Net asset value and offering price per share	$19.95

Class Y:
Net asset value and offering price per share	$20.37

Institutional Class:
Net asset value and offering price per share	$20.39

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Pacific Growth Fund

Statement of Operations

For the year ended October 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $228,753)	$3,350,650

Dividends from affiliated money market funds (includes securities lending income of $1,024)	1,663

Total investment income	3,352,313

Expenses:
Advisory fees	1,075,184

Administrative services fees	50,000

Custodian fees	107,258

Distribution fees:
Class A	251,179

Class B	71,427

Class C	61,485

Class R	393

Transfer agent fees — A, B, C, R and Y	260,208

Transfer agent fees — Institutional	12

Trustees’ and officers’ fees and benefits	22,283

Other	256,819

Total expenses	2,156,248

Less: Fees waived and expense offset arrangement(s)	(1,149)

Net expenses	2,155,099

Net investment income	1,197,214

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (Net of foreign taxes of $83,595)	8,027,423

Foreign currencies	283,260

8,310,683

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $(30,591))	(19,165,780)

Foreign currencies	(151,026)

(19,316,806)

Net realized and unrealized gain (loss)	(11,006,123)

Net increase (decrease) in net assets resulting from operations	$(9,808,909)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Pacific Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$1,197,214	$297,292

Net realized gain	8,310,683	12,743,735

Change in net unrealized appreciation (depreciation)	(19,316,806)	3,929,661

Net increase (decrease) in net assets resulting from operations	(9,808,909)	16,970,688

Distributions to shareholders from net investment income:
Class A	(904,495)	(265,258)

Class B	(13,561)	—

Class C	(9,939)	—

Class R	(249)	(43)

Class Y	(108,260)	(8,390)

Total distributions from net investment income	(1,036,504)	(273,691)

Share transactions–net:
Class A	(12,876,671)	(15,783,002)

Class B	(3,435,021)	(4,085,157)

Class C	362,503	(409,733)

Class R	108,582	(58,712)

Class Y	(712,783)	8,116,610

Institutional Class	13,632	—

Net increase (decrease) in net assets resulting from share transactions	(16,539,758)	(12,219,994)

Net increase (decrease) in net assets	(27,385,171)	4,477,003

Net assets:
Beginning of year	129,248,263	124,771,260

End of year (includes undistributed net investment income of $1,246,031 and $534,007, respectively)	$101,863,092	$129,248,263

Notes to Financial Statements

October 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Pacific Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to maximize the capital appreciation of its investments.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

14        Invesco Pacific Growth Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

15        Invesco Pacific Growth Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund will eliminate the 2% redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16        Invesco Pacific Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.87%

Next $1 billion	0.82%

Over $2 billion	0.77%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.88%, 2.63%, 2.63%, 2.13%, 1.63% and 1.63%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2011, the Adviser waived advisory fees of $963.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average daily net assets of Class C shares; and (4) Class R — up to 0.50% of the average daily net assets of Class R shares.
  In the case of Class B and Class C shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B and Class C shares.
  For the year ended October 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2011, IDI advised the Fund that IDI retained $4,284 in front-end sales commissions from the sale of Class A shares and $0, $1,723 and $860 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

17        Invesco Pacific Growth Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1*	Level 2*	Level 3	Total

Australia	$—	$13,550,495	$—	$13,550,495

China	—	10,296,741	0	10,296,741

Hong Kong	—	5,411,014	—	5,411,014

India	—	3,946,199	—	3,946,199

Indonesia	—	2,720,731	—	2,720,731

Japan	—	38,779,674	—	38,779,674

Jersey	—	292,903	—	292,903

Malaysia	—	923,268	—	923,268

Philippines	144,095	199,316	—	343,411

Singapore	—	4,313,436	—	4,313,436

South Korea	—	7,127,661	—	7,127,661

Taiwan	—	8,127,012	—	8,127,012

Thailand	—	627,100	—	627,100

	$144,095	$96,315,550	$0	$96,459,645

*	Transfers occurred between Level 1 and Level 2 due to foreign fair value adjustments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $186.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2011, the Fund paid legal fees of $1,678 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18        Invesco Pacific Growth Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2011 and 2010:

	2011	2010

Ordinary income	$1,036,504	$273,691

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$1,579,140

Net unrealized appreciation (depreciation) — investments	(9,914,143)

Net unrealized appreciation (depreciation) — other investments	(140,861)

Temporary book/tax differences	(72,586)

Capital loss carryforward	(17,574,933)

Shares of beneficial interest	127,986,475

Total net assets	$101,863,092

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and the recognition for tax purposes of unrealized gains on passive foreign investment companies.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $16,221,024 of capital loss carryforward in the fiscal year ending October 31, 2012.
  The Fund utilized $8,042,159 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2011, which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2015	$362,147

October 31, 2016	1,247,693

October 31, 2017	15,965,093

Total capital loss carryforward	$17,574,933

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Japan Fund into the Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2011 was $132,174,063 and $154,658,584, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$6,529,921

Aggregate unrealized (depreciation) of investment securities	(16,444,064)

Net unrealized appreciation (depreciation) of investment securities	$(9,914,143)

Cost of investments for tax purposes is $106,373,788.

19        Invesco Pacific Growth Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, capital loss carryforward and passive foreign investment companies, on October 31, 2011, undistributed net investment income was increased by $584,876, undistributed net realized gain (loss) was increased by $5,425,474 and shares of beneficial interest decreased by $6,010,350.
  Further, as a result of tax deferrals and capital loss carryford acquired in the reorganization of Invesco Japan Fund into the Fund, on May 23, 2011, undistributed net investment income was decreased by $33,562, undistributed net realized gain (loss) was decreased by $4,617,700 and shares of beneficial interest increased by $4,651,262. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended October 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	158,488	$3,590,708	354,460	$7,252,727

Class B	6,451	136,705	36,404	719,378

Class C	31,052	671,489	34,476	668,145

Class R	5,192	116,975	938	19,054

Class Y	66,411	1,533,907	421,980	8,726,968

Issued as reinvestment of dividends:
Class A	38,181	871,290	12,782	258,580

Class B	602	13,057	—	—

Class C	449	9,753	—	—

Class R	6	145	—	—

Class Y	4,636	107,272	393	8,050

Issued in connection with acquisitions:(b)
Class A	128,344	2,971,581	—	—

Class B	24,269	532,863	—	—

Class C	78,631	1,727,654	—	—

Class Y	37,302	876,903	—	—

Institutional Class(c)	16,741	393,565	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	112,336	2,498,935	36,335	742,949

Class B	(118,750)	(2,498,935)	(38,391)	(742,949)

Reacquired:(d)
Class A	(1,004,442)	(22,809,185)	(1,159,369)	(24,037,258)

Class B	(76,024)	(1,618,711)	(210,160)	(4,061,586)

Class C	(99,536)	(2,046,393)	(56,191)	(1,077,878)

Class R	(423)	(8,538)	(3,597)	(77,766)

Class Y	(139,055)	(3,230,865)	(30,210)	(618,408)

Institutional Class(c)	(16,218)	(379,933)	—	—

Net increase (decrease) in share activity	(745,357)	$(16,539,758)	(600,150)	$(12,219,994)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 72% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the open of business on May 23, 2011, the Fund acquired all the net assets of Invesco Japan Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Japan Fund on April 14, 2011. The acquisition was accomplished by a tax free exchange of 285,287 shares of the Fund for 1,270,808 shares outstanding of Invesco Japan Fund as of the close of business on May 20, 2011. Each class of Invesco Japan Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Japan Fund to the net asset value of the Fund on the close of business, May 20, 2011. Invesco Japan Fund net assets at that date of $6,502,566 including $361,589 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $124,500,950. The net assets of the Fund immediately following the acquisition were $131,003,517.
(c)	Commencement date of May 23, 2011.
(d)	Net of redemption fees of $1,167 allocated among the classes based on relative net assets of each class for the year ended October 31, 2011.

20        Invesco Pacific Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset		securities		Dividends						net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset				Net assets,	with fee waivers		fee waivers		income (loss)		Rebate from
	beginning	investment	realized and	investment	investment	value, end		Total		end of period	and/or expenses		and/or expenses		to average		Morgan Stanley		Portfolio
	of period	income(a)	unrealized)	operations	income	of period		Return(b)		(000s omitted)	absorbed		absorbed		net assets		Affiliate		turnover(c)

Class A
Year ended 10/31/11	$22.21	$0.23	$(2.20)	$(1.97)	$(0.19)	$20.05	(d)	(8.95)%		$83,779	1.68	%(e)	1.68	%(e)	1.03	%(e)	N/A		109%
Year ended 10/31/10	19.48	0.06	2.72	2.78	(0.05)	22.21		14.29		105,428	1.78	(f)	1.78	(f)	0.31	(f)	0.00	%(g)	76
Year ended 10/31/09	14.61	0.06	4.94	5.00	(0.13)	19.48		34.66		107,103	1.88	(f)	1.88	(f)	0.37	(f)	0.00	(g)	33
Year ended 10/31/08	29.20	0.16	(14.66)	(14.50)	(0.09)	14.61		(49.79)		89,605	1.72	(f)	1.72	(f)	0.67	(f)	0.00	(g)	42
Year ended 10/31/07	19.55	0.02	9.66	9.68	(0.03)	29.20		49.59		193,477	1.67	(f)	1.67	(f)	0.10	(f)	0.00	(g)	50

Class B
Year ended 10/31/11	20.97	0.06	(2.08)	(2.02)	(0.04)	18.91	(d)	(9.68)		4,376	2.43	(e)	2.43	(e)	0.28	(e)	N/A		109
Year ended 10/31/10	18.49	(0.09)	2.57	2.48	—	20.97		13.41		8,279	2.53	(f)	2.53	(f)	(0.44	)(f)	0.00	(g)	76
Year ended 10/31/09	13.83	(0.06)	4.72	4.66	—	18.49		33.69		11,221	2.63	(f)	2.63	(f)	(0.38	)(f)	0.00	(g)	33
Year ended 10/31/08	27.75	(0.04)	(13.88)	(13.92)	—	13.83		(50.16)		12,198	2.47	(f)	2.47	(f)	(0.17	)(f)	0.00	(g)	42
Year ended 10/31/07	18.70	(0.15)	9.20	9.05	—	27.75		48.40		39,328	2.43	(f)	2.43	(f)	(0.66	)(f)	0.00	(g)	50

Class C
Year ended 10/31/11	20.99	0.07	(2.08)	(2.01)	(0.04)	18.94	(d)	(9.62	)(k)	5,572	2.39	(e)(k)	2.39	(e)(k)	0.32	(e)(k)	N/A		109
Year ended 10/31/10	18.51	(0.09)	2.57	2.48	—	20.99		13.40		5,951	2.53	(f)	2.53	(f)	(0.44	)(f)	0.00	(g)	76
Year ended 10/31/09	13.85	(0.06)	4.72	4.66	—	18.51		33.65		5,649	2.63	(f)	2.63	(f)	(0.38	)(f)	0.00	(g)	33
Year ended 10/31/08	27.77	(0.00)	(13.92)	(13.92)	—	13.85		(50.13)		4,506	2.38	(f)	2.38	(f)	(0.01	)(f)	0.00	(g)	42
Year ended 10/31/07	18.71	(0.14)	9.20	9.06	—	27.77		48.42		10,995	2.43	(f)	2.43	(f)	(0.66	)(f)	0.00	(g)	50

Class R
Year ended 10/31/11	22.11	0.17	(2.19)	(2.02)	(0.14)	19.95	(d)	(9.21)		129	1.93	(e)	1.93	(e)	0.78	(e)	N/A		109
Year ended 10/31/10	19.41	0.01	2.70	2.71	(0.01)	22.11		13.97		37	2.03	(f)	2.03	(f)	0.06	(f)	0.00	(g)	76
Year ended 10/31/09	14.58	0.02	4.94	4.96	(0.13)	19.41		34.35		84	2.13	(f)	2.13	(f)	0.12	(f)	0.00	(g)	33
Year ended 10/31/08(h)	23.52	0.09	(9.03)	(8.94)	—	14.58		(38.01)		62	2.01	(f)(i)	2.01	(f)(i)	0.71	(f)(i)	0.00	(g)	42

Class Y(j)
Year ended 10/31/11	22.57	0.29	(2.24)	(1.95)	(0.25)	20.37	(d)	(8.77)		7,998	1.43	(e)	1.43	(e)	1.28	(e)	N/A		109
Year ended 10/31/10	19.77	0.12	2.77	2.89	(0.09)	22.57		14.67		9,553	1.53	(f)	1.53	(f)	0.56	(f)	0.00	(g)	76
Year ended 10/31/09	14.83	0.11	5.02	5.13	(0.19)	19.77		35.11		616	1.63	(f)	1.63	(f)	0.62	(f)	0.00	(g)	33
Year ended 10/31/08	29.64	0.22	(14.88)	(14.66)	(0.15)	14.83		(49.69)		373	1.48	(f)	1.48	(f)	0.93	(f)	0.00	(g)	42
Year ended 10/31/07	19.85	0.09	9.78	9.87	(0.08)	29.64		49.89		1,291	1.43	(f)	1.43	(f)	0.34	(f)	0.00	(g)	50

Institutional Class
Year ended 10/31/11(h)	23.52	0.35	(3.48)	(3.13)	—	20.39	(d)	(13.31)		11	1.22	(e)(i)	1.22	(e)(i)	1.49	(e)(i)	N/A		109

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $5,980,249 and sold of $4,944,271 in effect to realign the Fund’s portfolio holdings after the reorganization of Invesco Japan Fund into the Fund.
(d)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(e)	Ratios are based on average daily net assets (000’s omitted) of $100,472, $7,143, $6,455, $79, $9,354 and $82 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(g)	Amount is less than 0.005%
(h)	Commencement date of March 31, 2008 and May 23, 2011 for Class R and Institutional Class shares, respectively.
(i)	Annualized.
(j)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(k)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.95% for the year ended October 31, 2011.

21        Invesco Pacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Pacific Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Pacific Growth Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended October 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated December 28, 2009 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
December 21, 2011

22        Invesco Pacific Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/11)	(10/31/11)[1]	Period[2]	(10/31/11)	Period[2,3]	Ratio
A	$1,000.00	$832.60	$8.04	$1,016.43	$8.84	1.74%

B	1,000.00	829.50	11.48	1,012.65	12.63	2.49

C	1,000.00	830.00	11.07	1,013.11	12.18	2.40

R	1,000.00	831.70	9.19	1,015.17	10.11	1.99

Y	1,000.00	833.50	6.89	1,017.69	7.58	1.49

Institutional	1,000.00	866.90	5.06	1,019.05	6.21	1.22

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2011 through October 31, 2011 (as of close of business May 23, 2011 through October 31, 2011 for the Institutional Class shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Institutional Class shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 162 (as of close of business May 23, 2011 through October 31, 2011)/365. Because the Institutional Class shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Institutional Class shares of the Fund and other funds because such data is based on a full six month period.

23        Invesco Pacific Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Pacific Growth Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management (Japan) Limited and Invesco Hong Kong Limited currently manage assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Pacific

24        Invesco Pacific Growth Fund

Region Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of the universe for the one and three year periods and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s effective fee rate was above the rates of two offshore funds subadvised by one of the Affiliated Sub-Advisers, both of which were subject to fee waivers that were impacting the effective fee rate.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25        Invesco Pacific Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0.01%
Foreign Taxes	$0.0426 per share
Foreign Source Income	$0.7152 per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        Invesco Pacific Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			141	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			141	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	141	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Pacific Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	141	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			141	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	141	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	Director of Long Cove Club Owners’ Association (home owner’s association)

T-2        Invesco Pacific Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange--Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

T-3        Invesco Pacific Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Pacific Growth Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
MS-PGRO-AR-1          Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2011

Invesco Small Companies Fund
Nasdaq:
A: ATIAX ▪ B: ATIBX ▪ C: ATICX ▪ R: ATIRX ▪ Y: ATIYX ▪ Institutional: ATIIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012 – just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed in the year just ended – how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 – and are likely to see again in 2012.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Small Companies Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Small Companies Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended October 31, 2011, all share classes of Invesco Small Companies Fund, at net asset value (NAV), outperformed the Fund’s broad market, style-specific and peer group indexes.
     Drivers of performance were largely stock specific. We attribute the Fund’s out performance versus its indexes mainly to above-market returns from select investments in the information technology (IT) and health care sectors. Select holdings in the consumer discretionary and materials sectors were among the largest detractors from performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/10 to 10/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	22.39%

Class B Shares	21.45

Class C Shares	21.48

Class R Shares	22.04

Class Y Shares	22.70

Institutional Class Shares	22.87

S&P 500 Index▼(Broad Market Index)	8.07

Russell 2000 Index▼(Style-Specific Index)	6.71

Lipper Small-Cap Core Funds Index▼(Peer Group Index)	7.85
Source(s): ▼Lipper Inc.

How we invest
We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management teams. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the companies based on their future cash flows, management performance and business fundamentals.
     In conducting a comprehensive analysis of a company, we strive to identify primarily U.S. stocks which have:
■	Sustainable competitive advantages.

■	Strong growth prospects.
■	High barriers to entry.

■	Honest and capable management teams.
     When considering stocks, we do so with an investment horizon of three to five years. We use this long-term approach because we believe good business strategies usually take that amount of time to implement and to potentially produce strong earnings growth. We also use a concentrated portfolio approach, constructing a portfolio of about 25 to 35 stocks. We believe this allows each investment opportunity to materially affect the Fund’s performance.
     While deliberate efforts are made to reduce risk through industry diversification, our primary method of attempting to reduce risk is to purchase businesses that are trading below their estimated intrinsic value.

Holdings are considered for sale if:

■	A more attractive investment opportunity exists.

■	Full value of the investment is deemed to have been realized.
     Holdings are also considered for sale if the original thesis for buying the company changes due to a fundamental negative change in management strategy or a fundamental negative change in the competitive environment.

Market conditions and your Fund
The fiscal year began with equity markets on an upward trend through the first quarter of 2011. Corporate fundamentals continued to advance as cost controls and improving revenues helped produce strong margins and earnings. However, in the latter half of the fiscal year, investor focus shifted from fundamentals to global macroeconomic concerns. Market volatility drastically increased due to civil unrest in Egypt and Libya and a devastating earthquake and tsunami in Japan. At the same time, the sovereign debt crisis intensified in the eurozone and growth in developed economies slowed, prompting fears of a global recession. Despite significant volatility, major equity indexes managed positive returns for the fiscal year.
     Our investment approach focuses on individual businesses rather than market sectors. Therefore, your Fund shares little in common with sector weightings of various market indexes. However, if we were to broadly categorize businesses with which we had the most success during the fiscal year, our investments in select IT and health care stocks were among the largest contributors to Fund performance. Select holdings in the consumer discretionary and materials sectors were among the largest detractors. In addition, our cash position helped the Fund’s performance relative to the Russell 2000 Index in a volatile market environment.

Portfolio Composition
By sector

Information Technology	27.2%

Health Care	13.0

Consumer Discretionary	12.3

Materials	7.4

Utilities	4.0

Financials	3.9

Industrials	2.0

Money Market Funds
Plus Other Assets Less Liabilities	30.2

Top 10 Equity Holdings*

1.	International Rectifier Corp.	7.3%

2.	Solutia Inc.	5.7

3.	Brightpoint, Inc.	5.2

4.	Synaptics Inc.	4.6

5.	Alliance Data Systems Corp.	4.4

6.	Kinetic Concepts, Inc.	4.1

7.	Generac Holdings, Inc.	4.0

8.	John Wiley & Sons, Inc.-Class A	4.0

9.	Alere, Inc.	4.0

10.	FirstService Corp.	3.6

Top Five Industries

1.	Semiconductors	8.6%

2.	Data Processing & Outsourced Services	7.6

3.	Health Care Supplies	5.9

4.	Diversified Chemicals	5.7

5.	Technology Distributors	5.2

Total Net Assets	$798.6 million

Total Number of Holdings*	29
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Small Companies Fund

     Health care company Kinetic Concepts was the largest contributor to Fund results during the fiscal year. Kinetic Concepts is a global leader in “negative pressure wound therapy” that helps heal wounds faster than if they were treated with gauze dressings. A significant segment of the company is its regenerative tissue business; Kinetic Concepts has an industry-leading product in this segment that we believe has great potential to increase its sales in Europe and around the world. Overall, we believe the company has innovative technologies, superior distribution and a highly efficient billing system. Shares of the company appreciated during most of the reporting period, especially after it received a takeover offer from a private equity firm in mid-July.
     Another top contributor to Fund performance was IT company Brightpoint. Brightpoint’s principal activity is distributing wireless devices and accessories, as well as providing logistics services to the wireless industry. Smart phones, which generally require more handling and logistics, represent approximately 25% of the cell phone market.1 This segment is expected to grow significantly over the next five years, positioning Brightpoint to potentially benefit as the company’s addressable market increases.
     Brightpoint’s share price appreciated toward the end of the reporting period after the company reported operating results that beat analysts’ expectations due to increased demand for smart phones, that have higher margins.
     Among the largest detractors from Fund performance during the fiscal year were NutriSystem and Solutia.
     NutriSystem is the second-largest weight-loss company in North America. The company provides a comprehensive weight management program that consists of support for dieters and pre-packaged food. The strength of the business is its direct-to-consumer business model and strong brand. Shares of the company declined during the reporting period after management provided weak guidance for the first quarter of 2011, citing among other factors, weak consumer spending. The first quarter of the year is the most important quarter for the diet business, since companies often attract many new clients at the start of the year. At the end of the reporting period, the company had net cash on its balance sheet and its valuation remained attractive.
     Solutia is a specialty chemicals producer with the number-one or number-two positions in segments that account for the majority of its revenues. The company’s two main products are specialty films and insoluble sulfur. Its specialty films are used in products ranging from autos to e-readers; its insoluble sulfur business has a leading market share in the global tire industry. Shares of the company fell after Solutia announced lower forward earnings guidance that was largely the result of a slowdown in the automotive industry. We believe the market still perceives Solutia as the debt-laden business it was prior to its bankruptcy several years ago; we disagree with that perception. Solutia emerged from bankruptcy after selling its commodity businesses. It used the proceeds to pay down debt and reinvest in the company’s highly differentiated operations with global leadership positions. As of the close of the reporting period , the company’s shares traded at just seven times forward consensus earnings, and Solutia’s internal goal is to more than double the company’s earnings over the next five years.
     Increased market volatility during the fiscal year presented some select buying opportunities. We took advantage of this market situation by making some new investments and adding to some of our existing holdings. We also sold several holdings based mainly on valuations. Several of the Fund’s holdings also were acquired during the period.
     During the fiscal year, we continued to focus on finding quality businesses trading at attractive values relative to what we believe are their long-term prospects. In contrast, the market is often driven by short-term events or outlooks in both good times and bad. Market volatility during the reporting period allowed us to take advantage of investment opportunities we believe may benefit your Fund in the long term. Given this volatility, we would like to caution investors against making investment decisions based on short-term performance.
     While we can never predict future Fund performance, we pledge to you that we will adhere to our discipline of being business people who buy businesses – and we will continually strive to upgrade the quality of your Fund’s portfolio.
     As always, we thank you for your investment in Invesco Small Companies Fund and for sharing our long-term investment perspective.
1 Source: HIS iSuppli
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Robert Mikalachki
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Small Companies Fund. He joined Invesco in 1999. Mr. Mikalachki earned an undergraduate degree in business at Wilfrid Laurier University.
Virginia Au
Chartered Financial Analyst, portfolio manager, is manager of Invesco Small Companies Fund. She joined Invesco in 2006. Ms. Au earned a bachelor of commerce degree in finance from the University of British Columbia.
Jason Whiting
Chartered Financial Analyst, portfolio manager, is manager of Invesco Small Companies Fund. He joined Invesco in 2003. Mr. Whiting earned a B.B.A. with honors from Wilfrid Laurier University.

5 Invesco Small Companies Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Index data from 10/31/03, Fund data from 11/4/03

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco Small Companies Fund

Average Annual Total Returns
As of 10/31/11, including maximum applicable
sales charges

Class A Shares

Inception (11/4/03)		9.89%

5	Years	5.26

1	Year	15.67

Class B Shares

Inception (11/4/03)		9.87%

5	Years	5.34

1	Year	16.45

Class C Shares

Inception (11/4/03)		9.86%

5	Years	5.66

1	Year	20.48

Class R Shares

Inception		10.41%

5	Years	6.20

1	Year	22.04

Class Y Shares

Inception		10.76%

5	Years	6.61

1	Year	22.70

Institutional Class Shares

Inception		11.15%

5	Years	6.95

1	Year	22.87
Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Average Annual Total Returns
As of 9/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (11/4/03)		8.40%

5	Years	3.83

1	Year	8.26

Class B Shares

Inception (11/4/03)		8.40%

5	Years	3.88

1	Year	8.64

Class C Shares

Inception (11/4/03)		8.39%

5	Years	4.22

1	Year	12.73

Class R Shares

Inception		8.93%

5	Years	4.75

1	Year	14.22

Class Y Shares

Inception		9.27%

5	Years	5.15

1	Year	14.84

Institutional Class Shares

Inception		9.65%

5	Years	5.49

1	Year	15.01
Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.33%, 2.08%, 2.08%, 1.58%, 1.08% and 0.88%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The
CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 Invesco Small Companies Fund

Invesco Small Companies Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Debt securities risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	U.S. government obligations risk. Obligations issued by U.S. government agencies and instrumentalities may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ATIAX
Class B Shares	ATIBX
Class C Shares	ATICX
Class R Shares	ATIRX
Class Y Shares	ATIYX
Institutional Class Shares	ATIIX

8 Invesco Small Companies Fund

Schedule of Investments(a)

October 31, 2011

	Shares		Value

Common Stocks & Other Equity Interests–68.79%
Advertising–1.61%
Arbitron Inc.		322,819	$12,825,599

Aluminum–0.02%
Cymat Technologies Ltd. (Canada)(b)		2,497,500	125,163

Apparel Retail–0.48%
Collective Brands, Inc.(b)		259,600	3,792,756

Apparel, Accessories & Luxury Goods–0.21%
Hampshire Group, Ltd.(b)(c)		592,824	1,689,548

Automotive Retail–2.27%
Lithia Motors, Inc.–Class A(c)		882,369	18,150,330

Biotechnology–0.74%
Grifols S.A.–ADR (Spain)(b)		924,890	5,928,545

Commodity Chemicals–1.74%
Chemtrade Logistics Income Fund (Canada)(c)		1,045,784	13,899,064

Computer Storage & Peripherals–4.56%
Synaptics Inc.(b)		1,077,848	36,420,484

Data Processing & Outsourced Services–7.64%
Alliance Data Systems Corp.(b)		342,354	35,070,744

Lender Processing Services, Inc.		1,478,877	25,954,291

			61,025,035

Diversified Chemicals–5.66%
Solutia Inc.(b)		2,780,248	45,179,030

Electric Utilities–3.99%
Generac Holdings, Inc.(b)		1,394,958	31,888,740

Health Care Equipment–4.08%
Kinetic Concepts, Inc.(b)		476,892	32,614,644

Health Care Supplies–5.91%
Alere, Inc.(b)		1,212,693	31,602,780

Cooper Cos., Inc. (The)		224,883	15,584,392

			47,187,172

Internet Retail–1.32%
Nutrisystem, Inc.		852,502	10,536,925

IT Consulting & Other Services–1.25%
NCI, Inc.–Class A(b)(c)		728,285	9,941,090

Leisure Products–1.62%
MEGA Brands Inc. (Canada)(b)(c)		1,246,438	10,806,540

MEGA Brands Inc.–Wts. Expiring 03/30/15 (Canada)(b)		12,488,000	2,127,854

			12,934,394

Life Sciences Tools & Services–2.27%
Charles River Laboratories International, Inc.(b)		561,088	18,111,921

Oil & Gas Exploration & Production–0.00%
Brompton Corp. (Canada)(b)		69,374	0

Publishing–3.98%
John Wiley & Sons, Inc.–Class A		669,074	31,821,159

Real Estate Services–3.62%
FirstService Corp. (Canada)(b)		1,034,409	28,874,703

Semiconductors–8.64%
Advanced Analogic Technologies, Inc.(b)(c)		2,454,000	10,699,440

International Rectifier Corp.(b)		2,401,190	58,324,905

			69,024,345

Technology Distributors–5.15%
Brightpoint, Inc.(b)(c)		4,053,096	41,138,924

Trucking–2.03%
Con-way Inc.		550,873	16,234,227

Total Common Stocks & Other Equity Interests (Cost $513,586,858)			549,343,798

	Principal
	Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.83%
Canada–0.83%
MEGA Brands Inc.–Class A, Sr. Sec. Gtd. Deb., 10.00%, 03/31/15(d) (Cost $6,082,213)	CAD	6,244,000	6,602,606

	Shares
Preferred Stocks–0.24%
Real Estate Services–0.24%
FirstService Corp.(Canada), Series 1, 7.00% Pfd. (Cost $1,880,000)		75,200	1,898,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Small Companies Fund

	Shares	Value

Money Market Funds–28.95%
Liquid Assets Portfolio–Institutional Class(e)	115,621,350	$115,621,350

Premier Portfolio–Institutional Class(e)	115,621,349	115,621,349

Total Money Market Funds (Cost $231,242,699)		231,242,699

TOTAL INVESTMENTS–98.81% (Cost $752,791,770)		789,087,903

OTHER ASSETS LESS LIABILITIES–1.19%		9,524,453

NET ASSETS–100.00%		$798,612,356

Investment Abbreviations:

ADR	– American Depositary Receipt
CAD	– Canadian Dollar
Deb.	– Debentures
Gtd.	– Guaranteed
Pfd.	– Preferred
Sec.	– Secured
Sr.	– Senior
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of October 31, 2011 was $106,324,936, which represented 13.31% of the Fund’s Net Assets. See Note 4.
(d)	Foreign denominated security. Principal amount is denominated in currency indicated.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Small Companies Fund

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $398,875,370)	$483,569,662

Investments in affiliates, at value (Cost $353,916,400)	305,518,241

Total investments, at value (Cost $752,791,770)	789,087,903

Foreign currencies, at value (Cost $95,301)	94,840

Receivable for:
Fund shares sold	13,736,525

Dividends and interest	317,811

Investment for trustee deferred compensation and retirement plans	18,272

Other assets	38,285

Total assets	803,293,636

Liabilities:
Payable for:
Investments purchased	2,820,705

Fund shares reacquired	1,223,315

Accrued fees to affiliates	506,782

Accrued other operating expenses	74,954

Trustee deferred compensation and retirement plans	55,524

Total liabilities	4,681,280

Net assets applicable to shares outstanding	$798,612,356

Net assets consist of:
Shares of beneficial interest	$795,741,192

Undistributed net investment income (loss)	(53,208)

Undistributed net realized gain (loss)	(33,369,713)

Unrealized appreciation	36,294,085

$798,612,356

Net Assets:
Class A	$485,608,916

Class B	$15,478,313

Class C	$123,286,267

Class R	$62,111,516

Class Y	$41,475,803

Institutional Class	$70,651,541

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	25,601,529

Class B	862,311

Class C	6,875,711

Class R	3,327,960

Class Y	2,179,214

Institutional Class	3,633,102

Class A:
Net asset value per share	$18.97

Maximum offering price per share
(Net asset value of $18.97 divided by 94.50%)	$20.07

Class B:
Net asset value and offering price per share	$17.95

Class C:
Net asset value and offering price per share	$17.93

Class R:
Net asset value and offering price per share	$18.66

Class Y:
Net asset value and offering price per share	$19.03

Institutional Class:
Net asset value and offering price per share	$19.45

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Small Companies Fund

Statement of Operations

For the year ended October 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $323,628)	$1,473,962

Dividends from affiliates	1,517,719

Interest	633,328

Total investment income	3,625,009

Expenses:
Advisory fees	4,427,294

Administrative services fees	188,798

Custodian fees	30,829

Distribution fees:
Class A	901,762

Class B	154,862

Class C	1,068,219

Class R	259,155

Transfer agent fees — A, B, C, R and Y	1,156,089

Transfer agent fees — Institutional	20,620

Trustees’ and officers’ fees and benefits	31,941

Other	234,266

Total expenses	8,473,835

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(175,993)

Net expenses	8,297,842

Net investment income (loss)	(4,672,833)

Realized and unrealized gain from:
Net realized gain from:
Investment securities	46,795,209

Foreign currencies	108,784

46,903,993

Change in net unrealized appreciation (depreciation) of:
Investment securities	64,391,604

Foreign currencies	(5,830)

64,385,774

Net realized and unrealized gain	111,289,767

Net increase in net assets resulting from operations	$106,616,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Small Companies Fund

Statement of Changes in Net Assets

For the years ended October 31, 2011 and 2010

	2011	2010

Operations:
Net investment income (loss)	$(4,672,833)	$(1,312,019)

Net realized gain	46,903,993	13,351,774

Change in net unrealized appreciation	64,385,774	86,592,538

Net increase in net assets resulting from operations	106,616,934	98,632,293

Distributions to shareholders from net investment income:
Class A	—	(130,070)

Class R	—	(3,596)

Class Y	—	(7,454)

Institutional Class	—	(61,833)

Total distributions from net investment income	—	(202,953)

Share transactions–net:
Class A	143,911,524	10,030,208

Class B	(1,434,017)	(2,326,899)

Class C	17,633,640	4,529,339

Class R	21,849,983	9,331,855

Class Y	26,131,930	3,695,997

Institutional Class	33,079,310	(27,127,108)

Net increase (decrease) in net assets resulting from share transactions	241,172,370	(1,866,608)

Net increase in net assets	347,789,304	96,562,732

Net assets:
Beginning of year	450,823,052	354,260,320

End of year (includes undistributed net investment income (loss) of $(53,208) and $(43,009), respectively)	$798,612,356	$450,823,052

Notes to Financial Statements

October 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Small Companies Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by

13        Invesco Small Companies Fund

independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14        Invesco Small Companies Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.745%

Next $250 million	0.73%

Next $500 million	0.715%

Next $1.5 billion	0.70%

Next $2.5 billion	0.685%

Next $2.5 billion	0.67%

Next $2.5 billion	0.655%

Over $10 billion	0.64%

15        Invesco Small Companies Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Advisor has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2011, the Adviser waived advisory fees of $173,235.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $1,053.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2011, IDI advised the Fund that IDI retained $102,872 in front-end sales commissions from the sale of Class A shares and $23, $23,000 and $14,163 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16        Invesco Small Companies Fund

  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended October 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$782,485,297	$—	$—	$782,485,297

Corporate Debt Securities	—	6,602,606	—	6,602,606

Total Investments	$782,485,297	$6,602,606	$—	$789,087,903

NOTE 4—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended October 31, 2011.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	10/31/10	at Cost	from Sales	(Depreciation)	Gain (Loss)	10/31/11	Income

Advanced Analogic Technologies Inc.	$9,227,040	$—	$—	$1,472,400	$—	$10,699,440	$—

Brightpoint, Inc.	20,073,530	11,895,461	(30,934)	9,189,911	10,956	41,138,924	—

Chemtrade Logistics Income Fund(a)	20,502,092	—	(8,073,112)	(2,087,592)	3,557,676	13,899,064	1,226,623

Hampshire Group, Ltd.	2,371,296	—	—	(681,748)	—	1,689,548	—

Lithia Motors, Inc.(a)	10,183,478	3,323,913	(3,962,535)	9,062,102	(456,628)	18,150,330	170,682

MEGA Brands Inc.	9,945,339	4,342,758	—	(3,481,557)	—	10,806,540	—

NCI, Inc.–Class A	—	13,278,032	—	(3,336,942)	—	9,941,090	—

Smart Modular Technologies	33,444,531	—	(41,433,357)	952,971	7,035,855	—	—

Total	$105,747,306	$32,840,164	$(53,499,938)	$11,089,545	$10,147,859	$106,324,936	$1,397,305

(a)	As of October 31, 2011, this security is no longer considered an affiliate of the Fund.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,705.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2011, the Fund paid legal fees of $2,334 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17        Invesco Small Companies Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2011 and 2010:

	2011	2010

Ordinary income	$—	$202,953

Tax Components of Net Assets at Period-End:

2011

Net unrealized appreciation — investments	$32,337,825

Net unrealized appreciation (depreciation) — other investments	(2,048)

Temporary book/tax differences	(53,209)

Capital loss carryforward	(29,411,404)

Shares of beneficial interest	795,741,192

Total net assets	$798,612,356

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $46,795,210 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2011, which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2017	$29,411,404

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2011 was $210,032,444 and $182,999,462, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$115,439,801

Aggregate unrealized (depreciation) of investment securities	(83,101,976)

Net unrealized appreciation of investment securities	$32,337,825

Cost of investments for tax purposes is $756,750,078.

18        Invesco Small Companies Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2011, undistributed net investment income (loss) was increased by $4,662,634, undistributed net realized gain (loss) was decreased by $108,784 and shares of beneficial interest decreased by $4,553,850. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2011(a)		October 31, 2010
	Shares	Amount	Shares	Amount

Sold:
Class A	14,278,326	$261,735,932	9,922,690	$141,822,288

Class B	163,425	2,827,116	178,816	2,465,392

Class C	2,477,925	43,049,778	1,663,355	22,758,841

Class R	2,411,619	43,295,088	1,465,148	20,768,297

Class Y	2,489,800	46,671,152	574,086	8,197,298

Institutional Class	2,293,579	42,909,551	922,043	13,340,963

Issued as reinvestment of dividends:
Class A	—	—	9,074	121,685

Class R	—	—	271	3,596

Class Y	—	—	484	6,482

Institutional Class	—	—	3,226	44,006

Automatic conversion of Class B shares to Class A shares:
Class A	91,315	1,681,928	100,515	1,441,725

Class B	(96,144)	(1,681,928)	(105,028)	(1,441,725)

Reacquired:
Class A	(6,562,130)	(119,506,336)	(9,365,748)	(133,355,490)

Class B	(149,111)	(2,579,205)	(245,302)	(3,350,566)

Class C	(1,468,255)	(25,416,138)	(1,348,488)	(18,229,502)

Class R	(1,194,364)	(21,445,105)	(812,433)	(11,440,038)

Class Y	(1,131,630)	(20,539,222)	(313,691)	(4,507,783)

Institutional Class	(524,725)	(9,830,241)	(2,774,641)	(40,512,077)

Net increase (decrease) in share activity	13,079,630	$241,172,370	(125,623)	$(1,866,608)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19        Invesco Small Companies Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset	Net	securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/11	$15.50	$(0.12)	$3.59	$3.47	$—	$—	$—	$18.97	22.39%	$485,609	1.24	%(d)	1.27	%(d)	(0.64	)%(d)	38%
Year ended 10/31/10	12.09	(0.02)	3.44	3.42	(0.01)	—	(0.01)	15.50	28.28	275,777	1.31		1.33		(0.18)		50
Year ended 10/31/09	9.21	0.06	2.94	3.00	—	(0.12)	(0.12)	12.09	33.26	207,084	1.47		1.48		0.69		27
Year ended 10/31/08	16.71	0.03	(6.71)	(6.68)	(0.09)	(0.73)	(0.82)	9.21	(41.70)	188,482	1.37		1.38		0.28		41
Year ended 10/31/07	16.07	0.17	1.64	1.81	—	(1.17)	(1.17)	16.71	12.10	458,286	1.27		1.34		1.06		44

Class B
Year ended 10/31/11	14.78	(0.24)	3.41	3.17	—	—	—	17.95	21.45	15,478	1.99	(d)	2.02	(d)	(1.39	)(d)	38
Year ended 10/31/10	11.61	(0.13)	3.30	3.17	—	—	—	14.78	27.30	13,952	2.06		2.08		(0.93)		50
Year ended 10/31/09	8.92	(0.00)	2.81	2.81	—	(0.12)	(0.12)	11.61	32.20	12,951	2.22		2.23		(0.06)		27
Year ended 10/31/08	16.24	(0.06)	(6.52)	(6.58)	(0.01)	(0.73)	(0.74)	8.92	(42.12)	12,304	2.12		2.13		(0.47)		41
Year ended 10/31/07	15.75	0.05	1.61	1.66	—	(1.17)	(1.17)	16.24	11.35	31,025	2.02		2.09		0.31		44

Class C
Year ended 10/31/11	14.76	(0.24)	3.41	3.17	—	—	—	17.93	21.48	123,286	1.99	(d)	2.02	(d)	(1.39	)(d)	38
Year ended 10/31/10	11.60	(0.13)	3.29	3.16	—	—	—	14.76	27.24	86,591	2.06		2.08		(0.93)		50
Year ended 10/31/09	8.91	(0.00)	2.81	2.81	—	(0.12)	(0.12)	11.60	32.23	64,368	2.22		2.23		(0.06)		27
Year ended 10/31/08	16.22	(0.06)	(6.51)	(6.57)	(0.01)	(0.73)	(0.74)	8.91	(42.12)	59,806	2.12		2.13		(0.47)		41
Year ended 10/31/07	15.74	0.05	1.60	1.65	—	(1.17)	(1.17)	16.22	11.28	116,625	2.02		2.09		0.31		44

Class R
Year ended 10/31/11	15.29	(0.16)	3.53	3.37	—	—	—	18.66	22.04	62,112	1.49	(d)	1.52	(d)	(0.89	)(d)	38
Year ended 10/31/10	11.95	(0.06)	3.40	3.34	(0.00)	—	(0.00)	15.29	27.97	32,270	1.56		1.58		(0.43)		50
Year ended 10/31/09	9.13	0.04	2.90	2.94	—	(0.12)	(0.12)	11.95	32.89	17,423	1.72		1.73		0.44		27
Year ended 10/31/08	16.58	0.01	(6.66)	(6.65)	(0.07)	(0.73)	(0.80)	9.13	(41.82)	13,541	1.62		1.63		0.03		41
Year ended 10/31/07	15.98	0.13	1.64	1.77	—	(1.17)	(1.17)	16.58	11.90	10,073	1.52		1.59		0.81		44

Class Y
Year ended 10/31/11	15.51	(0.07)	3.59	3.52	—	—	—	19.03	22.70	41,476	0.99	(d)	1.02	(d)	(0.39	)(d)	38
Year ended 10/31/10	12.07	0.01	3.44	3.45	(0.01)	—	(0.01)	15.51	28.62	12,735	1.06		1.08		0.07		50
Year ended 10/31/09	9.21	0.10	2.91	3.01	(0.03)	(0.12)	(0.15)	12.07	33.49	6,763	1.22		1.23		0.94		27
Year ended 10/31/08(e)	10.58	0.00	(1.37)	(1.37)	—	—	—	9.21	(12.95)	511	1.17	(f)	1.17	(f)	0.48	(f)	41

Institutional Class
Year ended 10/31/11	15.82	(0.04)	3.67	3.63	—	—	—	19.45	22.95	70,652	0.83	(d)	0.86	(d)	(0.23	)(d)	38
Year ended 10/31/10	12.30	0.04	3.50	3.54	(0.02)	—	(0.02)	15.82	28.79	29,499	0.86		0.88		0.27		50
Year ended 10/31/09	9.39	0.11	2.99	3.10	(0.07)	(0.12)	(0.19)	12.30	34.05	45,672	0.94		0.95		1.22		27
Year ended 10/31/08	17.00	0.10	(6.84)	(6.74)	(0.14)	(0.73)	(0.87)	9.39	(41.45)	147,944	0.90		0.91		0.75		41
Year ended 10/31/07	16.26	0.25	1.66	1.91	—	(1.17)	(1.17)	17.00	12.60	169,019	0.86		0.93		1.47		44

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $360,705, $15,486, $106,822, $51,831, $22,730 and $45,893 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

20        Invesco Small Companies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Small Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Small Companies Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
December 21, 2011

21        Invesco Small Companies Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/11)	(10/31/11)[1]	Period[2]	(10/31/11)	Period[2]	Ratio
Class A	$1,000.00	$956.60	$6.12	$1,018.95	$6.31	1.24%

Class B	1,000.00	952.80	9.80	1,015.17	10.11	1.99

Class C	1,000.00	952.70	9.79	1,015.17	10.11	1.99

Class R	1,000.00	955.00	7.34	1,017.69	7.58	1.49

Class Y	1,000.00	957.70	4.89	1,020.21	5.04	0.99

Institutional	1,000.00	958.60	4.00	1,021.12	4.13	0.81

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2011 through October 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        Invesco Small Companies Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Small Companies Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Small-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the

23        Invesco Small Companies Fund

fourth quintile of the performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. Invesco Advisers advised the Board that the Fund typically invests in 30 different stocks on average and the Fund’s process has significant biases in the stock selection process relative to its peers, which are likely to impact future performance as well. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board also noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other client accounts with investment strategies comparable to those of the Fund.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

24        Invesco Small Companies Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			141	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			141	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	141	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Small Companies Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	141	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			141	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	141	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	Director of Long Cove Club Owners’ Association (home owner’s association)

T-2        Invesco Small Companies Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange--Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

T-3        Invesco Small Companies Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Small Companies Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SCO-AR-1           Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal	Fees Billed for	Provided for fiscal
	Services Rendered to	year end 10/31/2011	Services Rendered to	year end 10/31/2010
	the Registrant for	Pursuant to Waiver of	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval	fiscal year end	Pre-Approval
	10/31/2011	Requirement(1)	10/31/2010	Requirement(1)
Audit Fees	$413,480	N/A	$386,000	N/A
Audit-Related Fees(2)	$12,750	0%	$0	0%
Tax Fees(3)	$123,400	0%	$79,700	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$549,630	0%	$465,700	0%
PWC billed the Registrant aggregate non-audit fees of $136,150 for the fiscal year ended October 31, 2011, and $79,700 for the fiscal year ended October 31, 2010, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the fiscal year end October 31, 2011 includes fees billed for agreed upon procedures related to fund mergers.

(3)	Tax fees for the fiscal year end October 31, 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end October 31, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	10/31/2011 That Were	Provided for fiscal year	10/31/2010 That Were	Provided for fiscal year
	Required	end 10/31/2011	Required	end 10/31/2010
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended October 31, 2011, and $0 for the fiscal year ended October 31, 2010, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of December 15, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 15, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Philip A. Taylor Philip A. Taylor
Principal Executive Officer

Date:	January 9, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor Philip A. Taylor
Principal Executive Officer

Date:	January 9, 2012

By:	/s/ Sheri Morris Sheri Morris
Principal Financial Officer

Date:	January 9, 2012

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.